UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10027

STATE FARM MUTUAL FUND TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Paul J. Smith	Alan Goldberg
One State Farm Plaza	Stradley Ronon Stevens & Young, LLP
Bloomington, Illinois 61710-0001	191 North Wacker Dr, Suite 1601
Chicago, Illinois 60606
(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-4930

Date of fiscal year end: 12/31/2017

Date of reporting period: 12/31/2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown in this report. Obtain total returns for the Funds current to the most recent month-end at statefarm.com in the Mutual Funds section under Finances or by calling 1-800-447-4930.

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-800-447-4930) for a prospectus or summary prospectus containing this and other information. Read it carefully.

Investing involves risk, including potential for loss.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

The Funds may send one copy of each annual report, semi-annual report, prospectus, and proxy statement to an address shared by more than one shareholder, a practice commonly referred to as “householding” delivery of these documents. If the Fund documents you receive are being householded but you would like to receive individual copies of these documents, contact us to request individual delivery by writing to State Farm Investment Management Corp., P.O. Box 219548, Kansas City, Missouri 64121-9548 or by calling us at 1-800-447-4930. We will begin sending individual copies within 30 days after we receive notice that you have revoked your consent.

State Farm LifePath Funds are target-date portfolios that provide a diversified exposure to equities, fixed income, and/or cash for those investors who have a specific date in mind (in this case years 2020, 2030, 2040, or 2050) for retirement or another goal. The target date is the approximate date when investors plan to start withdrawing assets. The investment objectives of each LifePath Fund are adjusted over time to become more conservative as the target date approaches. The principal value of the LifePath Fund(s) is not guaranteed at any time, including at the target date.

Automatic Investment Plan (AIP)1

State Farm Mutual Funds allow you to make regular investments in a Fund with an Automatic Investment Plan through an electronic transfer of funds from your bank/credit union account. If you wish to begin an Automatic Investment Plan, the minimum amount required for initial investment is $1,000 per Fund and subsequent investments is $50. Please consider signing up today for AIP by calling 1-800-447-4930 for assistance.

Electronic Delivery

As a State Farm Mutual Funds shareholder, we wish to remind you that you can elect to have future Annual Reports, Semi-Annual Reports, Prospectuses, statements, and tax forms delivered electronically rather than receiving large, bulky paper reports through the mail. This is a great way to help reduce internal fund costs related to printing and mailing these materials as well as a way to be environmentally friendly. Please consider signing up for electronic delivery today by going on statefarm.com or by calling 1-800-447-4930 for assistance.

Service is only a phone call away

Fund prices are available to you 24 hours a day, 7 days a week.

Representatives are available 8 a.m.–6 p.m. Central Time Monday through Friday (except holidays)

1-800-447-4930

Visit our website at statefarm.com

State Farm VP Management Corp.

(Underwriter and Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-800-447-4930

[1]	Automatic investment plans do not assure a profit or protect against loss.

Message to Shareholders of State Farm Mutual Fund Trust

Dear Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended December 31, 2017, for the State Farm Mutual Fund Trust (“the Trust”). We encourage your review and consideration of this entire report.

State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk and providing competitive investment products that can help you, our valued shareholder, with your investment goals.1 We believe individuals increase their chance for investment success by remaining focused on their long-term goals and maintaining an appropriate asset allocation mix.2

Market Review

During 2017, U.S. equity and fixed income markets generated positive total returns, while international equities produced even stronger results that were helped, in part, by a weakened U.S. dollar.

Large cap U.S. stocks (as represented by the S&P 500® Index3) achieved a 21.83% total return for the period, as a 2.41% dividend yield added to a price gain of 19.42%. Mid-cap stocks (as represented by the Russell Midcap Index4) and small cap stocks (as represented by the Russell 2000® Index5) delivered total returns of 18.52% and 14.65%, respectively.

Synchronized growth across many of the world’s economies helped drive a resurgence in earnings for multinational companies, lifting business and investor confidence levels during the year. Other factors lending support to U.S. equity markets included continuing trends of generally subdued inflation, accommodative global central bank policy, positive employment data, and increases in U.S. Gross Domestic Product, including more than 3% growth in both the second (April - June) and third (July - September) quarters. In addition, early in 2017, the potential pro-growth policy impacts anticipated from the Trump administration helped support equity gains, while expected changes to U.S. tax law helped stocks rally toward period end. As the U.S. Congress worked on reforming the individual and corporate tax codes - eventually passing a bill in late December - investors considered the possible effects to companies’ earnings as a result of lower tax rates.

Major Market Indices	1-year Total Return as of 12/31/2017
S&P 500 Index	21.83%
Russell MidCap Index	18.52%
Russell 2000 Index	14.65%
MSCI EAFE Free Index	25.03%
MSCI All Country World Index ex-U.S. Index	27.19%
MSCI Emerging Markets Index	37.28%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%
Bloomberg Barclays Municipal Bond Index	5.45%

The period was not without its challenges, though, as U.S. political and economic concerns, geopolitical tensions, and natural disasters arose as market headwinds during the year. In March and again in September, Congress failed to pass a health care plan to replace the Affordable Care Act, raising questions with respect to the new administration’s ability to achieve its other pro-growth policy goals. Pockets

1	Investing involves risk, including potential for loss.

2	Asset allocation cannot guarantee a profit or protect against a loss in a declining market.

3	Source: Standard & Poor’s. The S&P 500 Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

4	Source: Bloomberg. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities of the Russell 1000 Index based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

5	Source: Bloomberg. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities of the Russell 3000 Index based on a combination of their market cap and current index membership. The stocks of small companies are more volatile than the stocks of larger, more established companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Shareholders of State Farm Mutual Fund Trust (continued)

of anxiety regarding the health of the U.S. economy also briefly appeared, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, in August and September, two hurricanes - Harvey and Irma - made landfall in the U.S., temporarily disrupting activity throughout the economy. Despite these events, however, market volatility stayed relatively low for most of the period, with market price declines, in particular, being less sustained and severe than in recent years’ past, as investors remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

Starting the year at a period low of 2,238, the S&P 500 Index staged a series of uneven climbs through the first seven months of the year before achieving more consistent gains starting in late summer. During the period, U.S. equities entered the ninth year of their current bull market run, while the S&P 500 Index set over 60 closing price highs - including a new record of 2,690 on December 18th - before finishing the year at 2,673. In addition, the S&P 500 Index marked another record in 2017, for the first time in its history notching gains in each of the year’s 12 months. Within the broad U.S. equities market rally, growth generally outperformed value. The S&P 500 Growth Index returned 27.44% versus 15.36% from the S&P 500 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned to benefit from the expanding economy relative to their value-oriented peers.6

International equity markets, as represented by the MSCI All Country World Index (ACWI) ex-U.S. Index, the MSCI EAFE Free® Index, and MSCI Emerging Markets Index, returned 27.19%, 25.03% and 37.28%, respectively, as a weakened U.S. dollar helped increase already-strong foreign market returns.7 Developed market country Austria paced international growth in 2017, rising 58.31%, while Poland led emerging market countries with a 54.72% return. Among developed nations, Israel lagged for the second consecutive year as the weakest performing market, ending with a 2.06% return, while Pakistan posted a - 24.44% return to finish as the worst-performing emerging market in 2017.8

Within bond markets, price increases added to coupon income to help generate positive fixed income returns. Among major indices, the Bloomberg Barclays U.S. Aggregate Bond Index recorded a total return of 3.54%, while the Bloomberg Barclays Municipal Bond Index experienced a 5.45% gain for the 1-year period.9 Meanwhile, the U.S. Treasury yield curve flattened over the course of the year as shorter-term (3-month and 2-year) yields rose considerably and long-term (10-year) yields ended lower. As shown in the chart below, beginning the period at 0.51%, 3-month U.S. Treasury yields remained relatively stable through February, ranging between 0.50% and 0.55%. Those yields increased almost 0.20% within the first week of March alone, however, when better-than-expected economic news raised investors’ expectations for more Federal Reserve (the “Fed”) rate hikes in 2017. As the Fed further tightened its monetary policy - executing its first (March) and second (June) rate increases during the period, beginning to normalize its balance sheet in October, and implementing its third rate increase in December - yields on 3-month Treasuries navigated a gradual ascent through year end. Three-month yields reached a period high of 1.47% in late December before finishing December at 1.39%. Following a somewhat similar path during 2017, 2-year Treasury yields began January at 1.20%, increased in early March, and subsequently traded between 1.18% - 1.40% through late summer. Two-year yields then steadily rose through year end, reaching a period high of 1.92% in late December before eventually settling at 1.89%.

While positive economic news and the Fed’s activities helped drive the increase in 3-month Treasury yields, a continuation of soft inflation and robust market demand weighed on long-term yields. Beginning January 2017 at 2.45%, 10-year Treasury yields reached a period high of 2.62% in early March before subsequently tracking generally downward through early September, reaching a low of 2.05% before rebounding through year end to close at 2.40%. While most economic data promoted higher long-term yields - and the Fed’s effort to

6	The S&P 500 Growth Index is a capitalization-weighted measure of growth-oriented stocks within the S&P 500 Index. It includes those S&P 500 Index companies with higher price-to-book ratios and higher expected growth values. The S&P 500 Value Index is a capitalization-weighted measure of value-oriented stocks within the S&P 500 Index. It includes those S&P 500 Index companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an index. Past performance does not guarantee future results.

7	Source: Bloomberg. The MSCI Europe, Australasia and Far East Free (EAFE Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2017, the MSCI ACWI ex-U.S. Index consisted of 46 developed and emerging market country indices. The MSCI Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S. including, but not limited to, higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates, all of which are magnified in emerging markets. It is not possible to invest directly in an index. Past performance does not guarantee future results.

8	Returns are reported in U.S. dollar terms for the MSCI EAFE Free Index, MSCI ACWI ex-US Index, and MSCI Emerging Markets Index.

9	Source: Bloomberg. The Bloomberg Barclays U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. The Bloomberg Barclays Municipal Bond Index is representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Shareholders of State Farm Mutual Fund Trust (continued)

normalize its balance sheet provided similar support - that upward pressure was moderated by a low inflationary environment that persisted throughout the period. In addition, long-term yields were weakened by investors’ continued strong demand. While some unwinding of quantitative easing measures began during the year, foreign central banks generally continued to maintain their respective monetary stimulus programs. As a result, global bond yields remained low, compelling fixed income investors to seek out the relatively higher returns found in U.S. Treasuries, thereby exerting downward pressure on their yields.10

Source: The U.S. Department of the Treasury (treasury.gov)

Despite the positive total returns for most bond-oriented indices, it is important to remember the risk that is present when investing, even in bond funds. Investing involves risk, including a potential for loss.

On behalf of the entire State Farm Mutual Funds team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Joe R. Monk Jr.
Senior Vice President
State Farm Investment Management Corp.

10	Source: The U.S. Department of the Treasury. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. A 2-year U.S. Treasury Note and a 10-year U.S. Treasury Note are debt obligations issued by the U.S. Treasury with maturities of 2 and 10 years, respectively, and that pay interest every six months. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

State Farm Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the S&P 500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in stocks of U.S. companies with large capitalizations. Bridgeway defines “large stocks” as the largest 1,000 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations generally greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

Describe the relevant market environment as it related to the Fund for the reporting period.

Synchronized growth across many of the world’s economies helped drive a resurgence in earnings for multinational companies, lifting business and investor confidence levels during the year. Other factors lending support to U.S. equity markets included continuing trends of generally subdued inflation, accommodative global central bank policy, positive employment data, and increases in U.S. Gross Domestic Product, including more than 3% growth in both the second (April - June) and third (July - September) quarters. In addition, early in 2017, the potential pro-growth policy impacts anticipated from the Trump administration helped support equity gains, while expected changes to U.S. tax law helped stocks rally toward period end. As the U.S. Congress worked on reforming the individual and corporate tax codes - eventually passing a bill in late December - investors considered the possible effects to companies’ earnings as a result of lower tax rates.

The period was not without its challenges, though, as U.S. political and economic concerns, geopolitical tensions, and natural disasters arose as market headwinds during the year. In March and again in September, Congress failed to pass a health care plan to replace the Affordable Care Act, raising questions with respect to the new administration’s ability to achieve its other pro-growth policy goals. Pockets of anxiety regarding the health of the U.S. economy also briefly appeared, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, in August and September, two hurricanes - Harvey and Irma - made landfall in the U.S., temporarily disrupting activity throughout the economy. Despite these events, however, market volatility stayed relatively low for most of the period, with market price declines, in particular, being less sustained and severe than in recent years’ past, as investors remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

Starting the year at a period low of 2,238, the S&P 500 Index staged a series of uneven climbs through the first seven months of the year before achieving more consistent gains starting in late summer. During the period, U.S. equities entered the ninth year of their current bull market run, while the Index set over 60 closing price highs - including a new record of 2,690 on December 18th - before finishing the year at 2,673. In addition, the Index marked another record in 2017, for the first time in its history notching gains in each of the year’s 12 months.

The 12-month total return for the Index was 21.83%. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 17.0%, an expansion of the price/earnings valuation of the Index of approximately 3.0%, and a dividend return of approximately 1.8%. Within the broad U.S. equities market rally, growth generally outperformed value. The S&P 500 Growth Index returned 27.44% versus 15.36% from the S&P 500 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned to benefit from the expanding economy relative to their value-oriented peers.

In currency markets, the U.S. dollar decreased by approximately 12%, 9% and 4% versus the euro, British pound and Japanese yen, respectively, as the period’s global economic growth helped bolster foreign currencies relative to the dollar. Meanwhile, that weaker dollar and synchronized global growth supported a general increase in commodity prices. Oil began 2017 at around $54 per barrel and ranged between approximately $42 to $60/barrel, where it settled at year end for a period increase of approximately 12%. Beginning the year at $1,150 per troy ounce, gold traded between approximately $1,147 and $1,356/oz. before ending December 2017 at around $1,306/oz., an increase of approximately 14%.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the year, Class A shares of the State Farm Equity Fund recorded a total return of 23.88% without sales charges, compared to a 21.83% total return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2017
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	17.67%	14.29%	5.98%	$17,870
Class B - conversion to Class A*	18.72%	14.52%	6.02%	$17,940
Class B - conversion to Premier*	18.72%	14.52%	6.03%	$17,957
Premier (previously Legacy Class A)	17.78%	14.28%	5.99%	$17,895
Legacy Class B - conversion to Class A*	20.74%	14.80%	6.22%	$18,287
Legacy Class B - conversion to Premier*	20.74%	14.80%	6.23%	$10,306
Institutional	23.94%	15.66%	6.77%	$19,251
Class R-1	23.77%	15.11%	6.21%	$18,260
Class R-2	23.75%	15.30%	6.39%	$18,578
Class R-3	23.92%	15.58%	6.69%	$19,113

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The S&P 500 Index represents an unmanaged group of stocks, tracking the common stock performance of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2017, for their respective portions of the Fund, Bridgeway and Westwood generated total returns of 28.19% and 21.84%, respectively. Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (51.23% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year, as well as a recap of the top 10 holdings within Bridgeway’s portion of the Fund.

The following five holdings represented the largest contributors to Bridgeway’s performance during the year, with Align Technology posting a triple-digit return while the remaining holdings generated double-digit gains.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2017
NVIDIA Corp.	Information Technology	2.2%
Align Technology Inc.	Health Care	2.3%
Amazon.com Inc.	Consumer Discretionary	1.6%
Lam Research Corp.	Information Technology	2.1%
United Rentals Inc.	Industrials	1.9%

The largest detractors to Bridgeway’s performance were the following five holdings, with each returning a double-digit loss during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2017
AutoZone Inc.*	Consumer Discretionary	sold
Viacom Inc. Class B	Consumer Discretionary	0.6%
Akamai Technologies Inc.*	Information Technology	sold
Ulta Beauty Inc.	Consumer Discretionary	1.5%
QUALCOMM Inc.*	Information Technology	sold

* Sold prior to 12/31/2017. Total return loss referenced is from 1/1/2017 to date sold.

Align Technology, the largest holding within Bridgeway’s portion of the Fund, posted a triple-digit total return for the period. Among the remaining top 10 holdings, all nine delivered double-digit gains.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2017
Align Technology Inc.	Health Care	2.3%
NVIDIA Corp.	Information Technology	2.2%
Lam Research Corp.	Information Technology	2.1%
Micron Technology Inc.	Information Technology	2.0%
United Rentals Inc.	Industrials	1.9%
Applied Materials Inc.	Information Technology	1.9%
Cadence Design Systems Inc.	Information Technology	1.8%
Apple Inc.	Information Technology	1.8%
Boeing Co., The	Industrials	1.8%
Texas Instruments Inc.	Information Technology	1.7%

Westwood Management Corp. (48.77% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Westwood’s performance during the year, as well as a recap of the top 10 holdings within Westwood’s portion of the Fund.

The largest contributors to Westwood’s performance during the year were the following five holdings, with each posting double-digit gains during the period.

Westwood - Top 5 Contributors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2017
Boeing Co., The	Industrials	2.0%
Bank of America Corp.	Financials	3.9%
Abbott Laboratories	Health Care	2.2%
Cigna Corp.	Health Care	1.9%
Sherwin-Williams Co., The	Materials	1.8%

The following five holdings represented the largest detractors to Westwood’s performance during the year, with Halliburton posting a double-digit loss and the remaining holdings delivering single-digit losses.

Westwood - Top 5 Detractors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2017
Halliburton Co.	Energy	1.5%
AT&T Inc.	Telecommunication Services	3.3%
Exxon Mobil Corp.*	Energy	sold
CVS Health Corp.	Consumer Staples	1.5%
American International Group Inc.*	Financials	sold

* Sold prior to 12/31/2017. Total return loss referenced is from 1/1/2017 to date sold.

Eight of the top 10 largest holdings within Westwood’s portion of the Fund recorded double-digit gains for the period, while EOG Resources posted a single-digit return and AT&T delivered a single-digit loss.

Westwood - Top 10 Holdings

Security	Sector	% of Westwood’s Total Investments as of 12/31/2017
Bank of America Corp.	Financials	3.9%
JPMorgan Chase & Co.	Financials	3.7%
Johnson & Johnson	Health Care	3.5%
AT&T Inc.	Telecommunication Services	3.3%
Becton, Dickinson and Co.	Health Care	3.2%
Union Pacific Corp.	Industrials	2.4%
Home Depot Inc., The	Consumer Discretionary	2.3%
EOG Resources Inc.	Energy	2.2%
Chevron Corp.	Energy	2.2%
Abbott Laboratories	Health Care	2.2%

Financial highlights for this Fund can be found on pages 194-195.

State Farm Small/Mid Cap Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

From the beginning of the period (January 1, 2017) through April 30, 2017, the State Farm Small/Mid Cap Equity Fund (the “Fund”) was sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, LLC (“Rainier”). During that period, Bridgeway and Rainier each managed approximately one-half of the Fund’s assets, and State Farm Investment Management Corp. (“SFIMC”) monitored the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers.

As discussed in the Semi-Annual Report dated June 30, 2017, during the period SFIMC terminated Rainier as a sub-adviser to the Fund. That termination became effective May 1, 2017, at which point Rainier ceased sub-advising on its one-half of the Fund’s assets and SFIMC began investing that one-half of the Fund’s portfolio in shares of the iShares Core S&P Mid-Cap ETF, an exchange traded fund advised by BlackRock Fund Advisors. The iShares Core S&P Mid-Cap EFT seeks to track the investment results of the S&P Mid-Cap 400 Index. The S&P Mid-Cap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. From May 1, 2017, and through period end, SFIMC invested approximately one-half of the Fund’s assets in the iShares Core S&P Mid-Cap ETF, while Bridgeway continued to manage approximately one-half of the Fund’s assets. SFIMC monitors the performance of the iShares Core S&P Mid-Cap ETF and Bridgeway, as well as the split of the Fund’s portfolio between the two.

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway primarily invests in stocks whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines a “value” stock as one that it believes is priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow.

From the beginning of the period through April 30, 2017, Rainier primarily invested in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap Index, a subset of approximately 800 of the smallest companies included in the Russell 1000 Index, which measures the performance of the largest 1,000 companies in the market. In selecting common stock for purchase by the Fund, Rainier emphasized companies that it believed were likely to demonstrate superior business growth relative to their peers and whose equities were selling at attractive relative valuations.

The benchmark for the Fund is the Russell 2500 Index (the “Index”).

Describe the relevant market environment as it related to the Fund for the reporting period.

Synchronized growth across many of the world’s economies helped drive a resurgence in earnings for multinational companies, lifting business and investor confidence levels during the year. Other factors lending support to U.S. equity markets included continuing trends of generally subdued inflation, accommodative global central bank policy, positive employment data, and increases in U.S. Gross Domestic Product, including more than 3% growth in both the second (April - June) and third (July - September) quarters. In addition, early in 2017, the potential pro-growth policy impacts anticipated from the Trump administration helped support equity gains - in particular lifting prices on small- and mid-cap stocks early in 2017 - while expected changes to U.S. tax law helped stocks rally toward period end. As the U.S. Congress worked on reforming the individual and corporate tax codes - eventually passing a bill in late December - investors considered the possible effects to companies’ earnings as a result of lower tax rates.

The period was not without its challenges, though, as U.S. political and economic concerns, geopolitical tensions, and natural disasters arose as market headwinds during the year. In March and again in September, Congress failed to pass a health care plan to replace the Affordable Care Act, raising questions with respect to the new administration’s ability to achieve its other pro-growth policy goals. Pockets of anxiety regarding the health of the U.S. economy also briefly appeared, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, in August and September, two hurricanes - Harvey and Irma - made landfall in the U.S., temporarily disrupting activity throughout the economy. Despite these events, however, market volatility stayed relatively low for most of the period, with market price declines, in particular, being less sustained and severe than in recent years’ past, as investors remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

Within the broad U.S. equities market rally, growth generally outperformed value, while large-cap company returns generally bettered those provided by small- and mid-cap businesses. For the year ended December 31, 2017, the Russell 2500 Growth Index returned 24.46% versus 10.36% from the Russell 2500 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned to benefit from the expanding economy relative to their value-oriented peers.1 Similarly, supported by their greater exposure to the economic growth experienced around the world in 2017, large cap stocks (as represented by the Russell 1000 Index) generated a 21.69% total return, bettering the 16.81% return provided by the Index. Elsewhere, while the market rewarded the financial sector in general during the year, larger bank stocks generally performed better than those of their smaller peers. With Federal Reserve’s three interest rate hikes and the potential regulatory changes proposed by the Trump administration, investors forecasted more possible upside for larger financial institutions. In addition, within the energy sector, the stock performance of small-cap companies was especially challenged, as investors weighed multiple factors including if the year’s rise in oil prices could be sustained.

In currency markets, the U.S. dollar decreased by approximately 12%, 9% and 4% versus the euro, British pound and Japanese yen, respectively, as the period’s global economic growth helped bolster foreign currencies relative to the dollar. Meanwhile, that weaker dollar and synchronized global growth supported a general increase in commodity prices. Oil began 2017 at around $54 per barrel and ranged between approximately $42 to $60/barrel, where it settled at year end for a period increase of approximately 12%. Beginning the year at $1,150 per troy ounce, gold traded between approximately $1,147 and $1,356/oz. before ending December 2017 at around $1,306/oz., an increase of approximately 14%.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and Security Type and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

1	The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

How did the Fund perform during the reporting period?

Class A shares of the State Farm Small/Mid Cap Equity Fund had a total return of 11.66% without sales charges for the 1-year period ended December 31, 2017, compared to a total return of 16.81% for the Russell 2500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2017
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	6.11%	9.64%	4.39%	$15,369
Class B - conversion to Class A*	6.45%	9.92%	4.47%	$15,486
Class B - conversion to Premier*	6.45%	9.92%	4.49%	$15,509
Premier (previously Legacy Class A)	6.11%	9.66%	4.41%	$15,403
Legacy Class B - conversion to Class A*	8.45%	10.11%	4.63%	$15,723
Legacy Class B - conversion to Premier*	8.45%	10.11%	4.64%	$15,746
Institutional	11.71%	11.02%	5.18%	$16,571
Class R-1	11.46%	10.46%	4.62%	$15,702
Class R-2	11.54%	10.63%	4.80%	$15,986
Class R-3	11.57%	10.93%	5.10%	$16,442

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The Russell 2500 Index measures the performance of the 2,500 smallest securities in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2017, Bridgeway generated a portfolio return (before fees and expenses) of 7.89%. Below are discussions concerning the performance and individual investments made by Bridgeway during the course of the reporting period.

Bridgeway Capital Management, Inc. (47.64% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year, as well as a recap of the top 10 holdings within Bridgeway’s portion of the Fund.

The following five holdings represented the largest contributors to Bridgeway’s performance during the year, with each posting a double-digit gain.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2017
SkyWest Inc.	Industrials	3.2%
Dana Inc.	Consumer Discretionary	2.2%
Sanderson Farms Inc.	Consumer Staples	2.0%
California Resources Corp.	Energy	1.8%
Weight Watchers International Inc.	Consumer Discretionary	1.1%

The following five holdings were the largest detractors to Bridgeway’s performance, with each recording a double-digit loss during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2017
Windstream Holdings Inc.	Telecommunication Services	0.3%
Fossil Group Inc.	Consumer Discretionary	0.3%
Big 5 Sporting Goods Corp.	Consumer Discretionary	0.5%
Ocwen Financial Corp.	Financials	0.7%
Sanchez Energy Corp.*	Energy	sold

* Sold prior to 12/31/2017. Total return loss referenced is from 1/1/2017 to date sold.

Among the top 10 largest holdings within Bridgeway’s portion of the Fund, Sanmina and Acco Brands recorded double- and single-digit losses, respectively, while the remaining holdings posted double-digit gains for the year.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2017
SkyWest Inc.	Industrials	3.2%
Dana Inc.	Consumer Discretionary	2.2%
American Equity Investment Life Holding Co.	Financials	2.2%
Sanmina Corp.	Information Technology	2.1%
Sanderson Farms Inc.	Consumer Staples	2.0%
Selective Insurance Group Inc.	Financials	2.0%
Acco Brands Corp.	Industrials	1.8%
California Resources Corp.	Energy	1.8%
Walker & Dunlop Inc.	Financials	1.7%
Vishay Intertechnology Inc.	Information Technology	1.6%

From the beginning of the period through April 30, 2017, Rainier generated a portfolio return (before fees and expenses) of 6.90%. Below are discussions concerning the performance and individual investments made by Rainier during the course of that 4-month period.

Rainier Investment Management, LLC (49.71% of the Fund’s total investments as of April 30, 2017)

The tables below show the securities that were the leading contributors and detractors to Rainier’s performance from the beginning of the period through April 30, 2017, as well as a recap of the top 10 holdings within Rainier’s portion of the Fund.

The following five holdings represented the largest contributors to Rainier’s performance, with each posting double-digit gains from the beginning of the period through April 30, 2017.

Rainier - Top 5 Contributors

Security	Sector	% of Rainier’s Total Investments as of 04/30/2017
CoStar Group Inc.	Information Technology	2.1%
Teleflex Inc.	Health Care	2.0%
Equinix Inc.	Real Estate	2.5%
Sherwin-Williams Co., The	Materials	1.6%
Lam Research Corp.	Information Technology	1.4%

The following five holdings were the largest detractors to Rainier’s performance, with each providing double-digit losses from the beginning of the period through April 30, 2017.

Rainier - Top 5 Detractors

Security	Sector	% of Rainier’s Total Investments as of 04/30/2017
Brixmor Property Group Inc.	Real Estate	1.4%
Acuity Brands Inc.	Industrials	0.5%
Devon Energy Corp.	Energy	1.2%
Newfield Exploration Co.	Energy	1.0%
Perrigo Co. PLC	Health Care	1.4%

Among the top 10 largest holdings within Rainier’s portion of the Fund, from the beginning of the period through April 30, 2017, Equinix, CoStar, Teleflex and Mohawk Industries recorded double-digit total returns, Western Alliance posted a single-digit loss, and the remaining holdings generated single-digit gains.

Rainier - Top 10 Holdings

Security	Sector	% of Rainier’s Total Investments as of 04/30/2017
Equinix Inc.	Real Estate	2.5%
A.O. Smith Corp.	Industrials	2.3%
CoStar Group Inc.	Information Technology	2.1%
Middleby Corp., The	Industrials	2.0%
Teleflex Inc.	Health Care	2.0%
Western Alliance Bancorp	Financials	1.9%
Oshkosh Truck Corp.	Industrials	1.8%
NuVasive Inc.	Health Care	1.8%
Pinnacle Foods Inc.	Consumer Staples	1.7%
Mohawk Industries Inc.	Consumer Discretionary	1.7%

The Fund’s investment in iShares Core S&P Mid-Cap ETF (52.36% of the Fund’s total investments as of December 31, 2017)

Beginning May 1, 2017, and continuing through period end, the Fund’s investment in the iShares Core S&P Mid-Cap ETF generated a portfolio return of 10.62%.

Beginning May 1, 2017, and continuing through period end, within the S&P Mid-Cap 400 Index all sector performance was positive except for Telecommunication Services and Energy, as illustrated below.

S&P Mid-Cap 400 Index Sector Performance

Security	S&P Mid-Cap 400 Weighting as of 12/31/2017	5/1/2017 - 12/31/2017 Gain/Loss
Information Technology	17.4%	16%
Financials	17.1%	12%
Industries	15.8%	18%
Consumer Discretionay	12.2%	14%
Real Estate	9.2%	1%
Health Care	7.6%	9%
Materials	7.2%	13%
Utilities	5.3%	5%
Energy	4.3%	-5%
Consumer Staples	3.8%	1%
Telecommunication Services	0.1%	-23%

For the top 10 holdings within the iShares Core S&P Mid-Cap ETF (“ETF”), performance was positive for the period beginning May 1, 2017, through year end, with each of the holdings recording a double-digit gain.

ETF - Top 10 Holdings

Security	Sector	% of ETF Net Assets as of 12/31/2017
Take-Two Interactive Software Inc.	Information Technology	0.7%
SVB Financial Group	Financials	0.7%
NVR Inc.	Consumer Discretionary	0.7%
MSCI Inc.	Financials	0.6%
Teleflex Inc.	Health Care	0.6%
Huntington Ingalls Industries Inc.	Industrials	0.6%
Cognex Corp.	Information Technology	0.6%
Broadrige Financial Solutions Inc.	Information Technology	0.6%
Trimble Inc.	Information Technology	0.6%
Steele Dynamics Inc.	Materials	0.6%

Financial highlights for this Fund can be found on pages 196-197.

State Farm International Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Equity Fund (the “Fund”) is sub-advised by Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”). Marsico and Northern Cross each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the MSCI All Country World Index (ACWI) ex-U.S. (the “Index”).

The Fund seeks long-term growth of capital and invests primarily in large cap stocks in developed international markets. Marsico invests its portion of the Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Northern Cross invests its portion of the Fund primarily in foreign equity securities issued by companies that it believes have the potential for long-term margin expansion.

Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macroeconomic analysis with ‘bottom-up’ stock selection. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing.

The Fund allows investments in emerging or developing markets. As of December 31, 2017, the Fund had 9.79% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

After recording a 4.50% total return in 2016, international equity markets (as represented by the Index) returned 27.19% for the period ended December 31, 2017. A weakened U.S. dollar helped increase already-strong market results, as international equities outperformed the 21.83% return provided by U.S. stocks (as represented by the S&P 500 Index). Within the Index, developed market country Austria paced international growth, rising 58.31%. Among developed nations, Israel lagged for the second consecutive year as the weakest performing market, ending with a 2.06% return, while emerging market country Pakistan posted a - 24.44% return to finish as the worst performing market in 2017. Poland’s 54.72% return made it the top performing emerging market in 2017.1

Reflationary expectations greeted international markets to start the period, spurred in part by signs of an accelerating U.S. economy as well as the potential pro-growth impacts anticipated from Trump policies. As the year progressed, synchronized growth across many of the world’s economies materialized. This trend included stronger-than-expected results in the Eurozone and Japan, as well as a 3% increase in U.S. Gross Domestic Product in both the second (April - June) and third (July - September) quarters. This environment helped to drive a resurgence in earnings for multinational companies, lifting business and investor confidence levels. Other factors lending support to international equity markets included a strengthening of commodity prices and an increase in trade levels between countries, as well as continuing trends of generally subdued inflation and accommodative monetary policies. While the Federal Reserve and central banks in England, China, the Eurozone, and elsewhere either continued or began to cautiously pull-back their stimulus measures, the environment still promoted liquidity and remained supportive of global equities. In addition, the strengthening of international economies had some market participants anticipating brighter growth prospects outside the U.S., helping to attract investors’ attention and money.

The period was not without its challenges, though, as political and economic concerns, as well as geopolitical tensions, arose as market headwinds during the year. In March and again in September, Congress failed to pass a health care plan to replace the Affordable Care Act. This raised questions with respect to the new administration’s ability to achieve its other pro-growth policy goals and, in turn, how that potential policy failure may impact other economies. Pockets of anxiety regarding the health of the U.S. and global economies also appeared during the year, including a slowdown in China’s growth after a strong first-half performance. A sense of increased geopolitical uncertainty developed during the year as well due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, market uncertainty heightened ahead of key elections within the Eurozone, while also being impacted by the tense 6-month discussion between the United Kingdom (U.K.) and European Union regarding the U.K.’s “Brexit” terms. Despite these events, however, market volatility stayed relatively low for most of the period as investors remained focused on news conveying strong global economic and business growth.

1	All performance information included in this discussion is reported in U.S. dollar terms.

Finally, expected changes to U.S. tax law helped stocks rally toward period end. As the U.S. Congress worked on reforming the individual and corporate tax codes - eventually passing a bill in late December - investors considered the possible effects to companies’ U.S.-based earnings as a result of lower tax rates.

In currency markets, the U.S. dollar decreased by approximately 12%, 9% and 4% versus the euro, British pound and Japanese yen, respectively, as the period’s global economic growth helped bolster foreign currencies relative to the dollar. Meanwhile, that weaker dollar and synchronized global growth supported a general increase in commodity prices. Oil began 2017 at around $54 per barrel and ranged between approximately $42 to $60/barrel, where it settled at year end for a period increase of approximately 12%. Beginning the year at $1,150 per troy ounce, gold traded between approximately $1,147 and $1,356/oz. before ending December 2017 at around $1,306/oz., an increase of approximately 14%.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 14 other countries, each of which represents less than 2% of net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2017, Class A shares of the State Farm International Equity Fund recorded a total return of 33.67% without sales charges, compared to a total return of 27.19% for the MSCI ACWI ex-U.S. Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2017
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	27.05%	5.62%	0.76%	$10,792
Class B - conversion to Class A*	28.46%	5.86%	0.80%	$10,825
Class B - conversion to Premier*	28.46%	5.86%	0.82%	$10,848
Premier (previously Legacy Class A)	27.06%	5.65%	0.79%	$10,814
Legacy Class B - conversion to Class A*	30.59%	6.03%	0.96%	$10,998
Legacy Class B - conversion to Premier*	30.59%	6.03%	0.98%	$11,021
Institutional	33.79%	6.93%	1.53%	$11,636
Class R-1	33.53%	6.41%	0.98%	$11,027
Class R-2	33.56%	6.59%	1.17%	$11,228
Class R-3	33.70%	6.85%	1.44%	$11,541

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2017, the MSCI AWCI ex-U.S. Index consisted of 46 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2017, Marsico and Northern Cross each individually generated double-digit total returns, with Marsico’s portion of the Fund outperforming Northern Cross’ portion of the Fund. Below are discussions concerning individual investments made by Marsico and Northern Cross during the course of the year.

Marsico Capital Management, LLC (52.10% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Marsico’s performance during the year, as well as a recap of the top 10 holdings within Marsico’s portion of the Fund.

The largest contributors to Marsico’s performance were the following five holdings, with Wirecard and Tencent posting triple-digit returns and the remaining holdings recording double-digit gains during the period.

Marsico - Top 5 Contributors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2017
Wirecard AG	Information Technology	2.9%
Tencent Holdings Ltd.	Information Technology	4.1%
Alibaba Group Holding Ltd. Sponsored ADR	Information Technology	3.8%
InterXion Holding NV	Information Technology	5.2%
ASML Holding NV	Information Technology	4.6%

The largest detractors to Marsico’s performance were the following five holdings, with each posting double-digit losses during the period.

Marsico - Top 5 Detractors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2017
Domino’s Pizza Enterprises Ltd.	Consumer Discretionary	2.4%
Element Fleet Management Corp.*	Financials	sold
Yoox Net-A-Porter Group SpA*	Consumer Discretionary	sold
Genmab A/S	Health Care	0.9%
UniCredit SpA	Financials	1.5%

* Sold prior to 12/31/2017. Total return loss referenced is from 1/1/2017 to date sold.

Among the top 10 largest holdings within Marsico’s portion of the Fund, Tencent and Wirecard posted triple-digit gains for the period and the remaining eight holdings delivered double-digit returns.

Marsico - Top 10 Holdings

Security	Sector	% of Marsico’s Total Investments as of 12/31/2017
InterXion Holding NV	Information Technology	5.2%
ASML Holding NV	Information Technology	4.6%
Tencent Holdings Ltd.	Information Technology	4.1%
Alibaba Group Holding Ltd. Sponsored ADR	Information Technology	3.8%
Julius Baer Group Ltd.	Financials	3.7%
Bayer AG Reg.	Health Care	3.4%
Fanuc Corp.	Industrials	3.2%
Ryanair Holdings PLC SP ADR	Industrials	2.9%
Wirecard AG	Information Technology	2.9%
MISUMI Group Inc.	Industrials	2.9%

Northern Cross, LLC (47.90% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Northern Cross’ performance during the year, as well as a recap of the top ten holdings within Northern Cross’ portion of the Fund.

The largest contributors to Northern Cross’ performance during the year were the following five holdings, with each posting double-digit gains during the period.

Northern Cross - Top 5 Contributors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2017
Wynn Resorts Ltd.	Consumer Discretionary	3.7%
Alibaba Group Holding Ltd. Sponsored ADR	Information Technology	3.1%
Las Vegas Sands Corp.	Consumer Discretionary	5.7%
Pernod Ricard SA	Consumer Staples	2.4%
Heineken NV	Consumer Staples	2.5%

Among the largest detractors to Northern Cross’ performance during the year were the following five holdings. Schlumberger, Teva Pharmaceutical, and ConvaTec posted double-digit losses, while the remaining two holdings experienced single-digit losses during the period.

Northern Cross - Top 5 Detractors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2017
Schlumberger Ltd.	Energy	3.8%
Teva Pharmaceutical Industries Ltd. Sponsored ADR	Health Care	1.1%	`
Shire PLC	Health Care	2.2%
Dentsu Inc.	Consumer Discretionary	0.8%
ConvaTec Group PLC	Health Care	0.5%

Among the top 10 largest holdings within Northern Cross’ portion of the Fund, Schlumberger produced a double-digit loss while the remaining holdings posted double-digit gains for the period.

Northern Cross - Top 10 Holdings

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2017
Las Vegas Sands Corp.	Consumer Discretionary	5.7%
Schlumberger Ltd.	Energy	3.8%
Wynn Resorts Ltd.	Consumer Discretionary	3.7%
Alibaba Group Holding Ltd. Sponsored ADR	Information Technology	3.1%
Atlas Copco AB Class A	Industrials	2.7%
Vivendi	Consumer Discretionary	2.6%
Fanuc Corp.	Industrials	2.5%
Heineken NV	Consumer Staples	2.5%
Linde AG Tender Shares	Materials	2.4%
Reckitt Benckiser Group PLC	Consumer Staples	2.4%

Financial highlights for this Fund can be found on pages 198-199.

State Farm S&P 500 Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm S&P 500 Index Fund (the “Fund”) seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index1 (the “Index”). The Index tracks the common stock performance of 500 selected large U.S. companies in leading industries, and most of the common stocks in the Index are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

BlackRock Fund Advisors (“BlackRock”) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Synchronized growth across many of the world’s economies helped drive a resurgence in earnings for multinational companies, lifting business and investor confidence levels during the year. Other factors lending support to U.S. equity markets included continuing trends of generally subdued inflation, accommodative global central bank policy, positive employment data, and increases in U.S. Gross Domestic Product, including more than 3% growth in both the second (April - June) and third (July - September) quarters. In addition, early in 2017, the potential pro-growth policy impacts anticipated from the Trump administration helped support equity gains, while expected changes to U.S. tax law helped stocks rally toward period end. As the U.S. Congress worked on reforming the individual and corporate tax codes - eventually passing a bill in late December - investors considered the possible effects to companies’ earnings as a result of lower tax rates.

The period was not without its challenges, though, as U.S. political and economic concerns, geopolitical tensions, and natural disasters arose as market headwinds during the year. In March and later again in September, Congress failed to pass a health care plan to replace the Affordable Care Act, raising questions with respect to the new administration’s ability to achieve its other pro-growth policy goals. Pockets of anxiety regarding the health of the U.S. economy also briefly appeared, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, in August and September, two hurricanes - Harvey and Irma - made landfall in the U.S., temporarily disrupting activity throughout the economy. Despite these events, however, market volatility stayed relatively low for most of the period, with market price declines, in particular, being less sustained and severe than in recent years’ past, as investors remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

Starting the year at a period low of 2,238, the S&P 500 Index staged a series of uneven climbs through the first seven months of the year before achieving more consistent gains starting in late summer. During the period, U.S. equities entered the ninth year of their current bull market run, while the S&P 500 Index set over 60 closing price highs - including a new record of 2,690 on December 18th - before finishing the year at 2,673. In addition, the S&P 500 Index marked another record in 2017, for the first time in its history notching gains in each of the year’s 12 months.

The 12-month total return for the Index was 21.83%. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 17.0%, an expansion of the price/earnings valuation of the Index of approximately 3.0%, and a dividend return of approximately 1.8%. Within the broad U.S. equities market rally, growth generally outperformed value. The S&P 500 Growth Index returned 27.44% versus 15.36% from the S&P 500 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned to benefit from the expanding economy relative to their value-oriented peers.

In currency markets, the U.S. dollar decreased by approximately 12%, 9% and 4% versus the euro, British pound and Japanese yen, respectively, as the period’s global economic growth helped bolster foreign currencies relative to the dollar. Meanwhile, that weaker dollar and synchronized global growth supported a general increase in commodity prices. Oil began 2017 at around $54 per barrel and ranged between approximately $42 to $60/barrel, where it settled at year end for a period increase of approximately 12%. Beginning the year at $1,150 per troy ounce, gold traded between approximately $1,147 and $1,356/oz. before ending December 2017 at around $1,306/oz., an increase of approximately 14%.

1	The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by State Farm Mutual Fund Trust (“Licensee”). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2017, Class A shares of the State Farm S&P 500 Index Fund had a total return of 21.21% without sales charges compared to a 21.83% total return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2017
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	15.14%	13.84%	7.19%	$20,023
Class B - conversion to Class A*	16.02%	14.07%	7.16%	$19,968
Class B - conversion to Premier*	16.02%	14.07%	7.18%	$20,009
Premier (previously Legacy Class A)	15.35%	13.86%	7.21%	$20,057
Legacy Class B - conversion to Class A*	18.15%	14.38%	7.40%	$20,421
Legacy Class B - conversion to Premier*	18.15%	14.38%	7.42%	$20,462
Institutional	21.34%	15.25%	8.00%	$21,581
Class R-1	21.14%	14.68%	7.41%	$20,444
Class R-2	21.15%	14.88%	7.62%	$20,837
Class R-3	21.31%	15.16%	7.92%	$21,422

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The S&P 500 Index represents an unmanaged group of stocks, tracking the common stock performance of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the total return of the Index in 2017, before fees and expenses that are not found within the Index. With the exception of Energy and Telecommunication Services, all of the Index’s sectors posted positive returns for the year.

Index Sector Performance

Sector	Index Weighting as of 12/31/2017	2017 Gain/Loss
Information Technology	23.8%	39%
Financials	14.8%	22%
Health Care	13.8%	22%
Consumer Discretionary	12.2%	23%
Industrials	10.3%	21%
Consumer Staples	8.2%	13%
Energy	6.1%	-1%
Materials	3.0%	24%
Utilities	2.9%	12%
Real Estate	2.9%	11%
Telecommunication Services	2.1%	-1%

Nine of the Fund’s top 10 holdings recorded positive results for the period. Exxon Mobil generated a single-digit loss while the other nine holdings produced double-digit gains.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2017
Apple Inc.	Information Technology	3.7%
Microsoft Corp.	Information Technology	2.8%
Amazon.com Inc.	Consumer Discretionary	2.0%
Facebook Inc. Class A	Information Technology	1.8%
Berkshire Hathaway Inc. Class B	Financials	1.6%
Johnson & Johnson	Health Care	1.6%
JPMorgan Chase & Co.	Financials	1.6%
Exxon Mobil Corp	Energy	1.5%
Alphabet Inc. Class C	Information Technology	1.4%
Alphabet Inc. Class A	Information Technology	1.3%

Financial highlights for this Fund can be found on pages 200-201.

State Farm Small Cap Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Small Cap Index Fund (the “Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000 Index.2 The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

BlackRock Fund Advisers (“BlackRock”) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Synchronized growth across many of the world’s economies helped drive a resurgence in earnings for multinational companies, lifting business and investor confidence levels during the year. Other factors lending support to U.S. equity markets included continuing trends of generally subdued inflation, accommodative global central bank policy, positive employment data, and increases in U.S. Gross Domestic Product, including more than 3% growth in both the second (April - June) and third (July - September) quarters. In addition, the potential pro-growth policy impacts anticipated from the Trump administration helped support equity gains - in particular lifting prices on small-cap stocks early in 2017 - while expected changes to U.S. tax law helped stocks rally toward period end. As the U.S. Congress worked on reforming the individual and corporate tax codes - eventually passing a bill in late December - investors considered the possible effects to companies’ earnings as a result of lower tax rates.

The period was not without its challenges, though, as U.S. political and economic concerns, geopolitical tensions, and natural disasters arose as market headwinds during the year. In March and again in September, Congress failed to pass a health care plan to replace the Affordable Care Act. This helped to raise questions with respect to the new administration’s ability to achieve its other pro-growth policy goals, and as a result, negatively impacted small-cap equities in particular as investors reconsidered their earlier support for that asset class. Pockets of anxiety regarding the health of the U.S. economy also briefly appeared, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, in August and September, two hurricanes - Harvey and Irma - made landfall in the U.S., temporarily disrupting activity throughout the economy. Despite these events, however, market volatility stayed relatively low for most of the period, with market price declines, in particular, being less sustained and severe than in recent years’ past, as investors remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

Within the broad U.S. equities market rally, large-cap company returns generally outperformed those provided by small-cap businesses. For the year ended December 31, 2017, large-cap stocks (as represented by the Russell 1000 Index3) generated a 21.69% total return, while the Index provided a 14.65% gain. This performance difference was due, in part, to the market’s view that given their greater exposure to global economies, larger organizations were better positioned to benefit from the expansion of international economic growth. Similarly, while the market rewarded the financial sector in general during the year, larger bank stocks generally performed better than those of their smaller peers. With the Federal Reserve’s three interest rate hikes and the potential regulatory changes proposed by the Trump administration, investors forecasted more possible upside for larger financial institutions. In addition, within the energy sector, the stock performance of smaller companies was especially challenged, as investors weighed multiple factors including whether the year’s rise in oil prices could be sustained.

In currency markets, the U.S. dollar decreased by approximately 12%, 9% and 4% versus the euro, British pound and Japanese yen, respectively, as the period’s global economic growth helped bolster foreign currencies relative to the dollar. Meanwhile, that weaker dollar and synchronized global growth supported a general increase in commodity prices. Oil began 2017 at around $54 per barrel and ranged between approximately $42 to $60/barrel, where it settled at year end for a period increase of approximately 12%. Beginning the year at $1,150 per troy ounce, gold traded between approximately $1,147 and $1,356/oz. before ending December 2017 at around $1,306/oz., an increase of approximately 14%.

1	Russell Investment Group (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell 2000® Index. Russell® is a trademark of Russell. The State Farm Small Cap Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

2	The Russell 3000 Index is composed of 3000 large U.S. Companies, as determined by market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Russell 3000 Index is comprised of stocks within the Russell 1000 and the Russell 2000 Indices.

3	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2017, Class A shares of the State Farm Small Cap Index Fund generated a total return of 14.09% without sales charges, compared to a 14.65% total return for the Russell 2000 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2017
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	8.36%	12.06%	7.21%	$20,067
Class B - conversion to Class A*	9.00%	12.42%	7.26%	$20,158
Class B - conversion to Premier*	9.00%	12.42%	7.28%	$20,199
Premier (previously Legacy Class A)	8.51%	12.11%	7.24%	$20,112
Legacy Class B - conversion to Class A*	11.01%	12.59%	7.46%	$20,526
Legacy Class B - conversion to Premier*	11.01%	12.59%	7.48%	$20,567
Institutional	14.18%	13.45%	8.03%	$21,640
Class R-1	14.00%	12.91%	7.46%	$20,533
Class R-2	14.02%	13.10%	7.64%	$20,884
Class R-3	14.10%	13.38%	7.96%	$21,503

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The Russell 2000 Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000 Index, and represents approximately 8% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2017, before fees and expenses that are not found within the Index. Within the Index, all sector performance was positive except for Energy’s negative return, as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2017	2017 Gain/Loss
Financials	17.8%	6%
Information Technology	16.6%	17%
Industrials	15.5%	20%
Health Care	15.5%	36%
Consumer Discretionary	12.6%	16%
Real Estate	6.8%	5%
Materials	4.6%	17%
Energy	3.7%	-20%
Utilities	3.5%	14%
Consumer Staples	2.8%	5%
Telecommunication Services	0.8%	5%

Performance for each of the Fund’s top 10 holdings was positive for the year, with four holdings (Nektar Therapeutics, Exact Sciences, Sage Therapeutics, Bluebird Bio) posting triple-digit gains, five holdings providing double-digit total returns, and one holding (Sterling Bancorp.) delivering a single-digit gain.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2017
Nektar Therapeutics	Health Care	0.4%
Bluebird Bio Inc.	Health Care	0.4%
Sage Therapeutics Inc.	Health Care	0.3%
GrubHub Inc.	Information Technology	0.3%
Exact Sciences Corp.	Health Care	0.3%
Knight-Swift Transportation Holdings Inc.	Industrials	0.3%
Catalent Inc.	Health Care	0.3%
Curtiss-Wright Corp.	Industrials	0.3%
EPAM Systems Inc.	Information Technology	0.3%
Sterling Bancorp	Financials	0.2%

The annual reconstitution of holdings within the Russell indices occurred on June 23, 2017. For the Index, the one-time 2017 reconstitution resulted in 228 companies being added to the Index while 137 companies were removed from the Index, a turnover of 11.25%.

Financial highlights for this Fund can be found on pages 202-203.

State Farm International Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Index Fund (the “Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the MSCI EAFE Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 15 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

BlackRock Fund Advisors (“BlackRock”) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

After recording a 1.00% total return in 2016, international equity markets (as represented by the Index) returned 25.03% for the 1-year period ended December 31, 2017. A weakened U.S. dollar helped increase already-strong market results, as international equities outperformed the 21.83% return provided by U.S. stocks (as represented by the S&P 500 Index).2 Within the Index, Austria led international market growth, rising 58.31%, while Israel finished as the weakest performing market, ending with a 2.06% return. Japan, the largest country weighting in the Index, gained 23.99%.

Reflationary expectations greeted international markets to start the period, spurred in part by signs of an accelerating U.S. economy as well as the potential pro-growth impacts anticipated from Trump policies. As the year progressed, synchronized growth across many of the world’s economies materialized. This trend included stronger-than-expected results in the Eurozone and Japan, as well as a 3% increase in U.S. Gross Domestic Product in both the second (April - June) and third (July - September) quarters. This environment helped to drive a resurgence in earnings for multinational companies, lifting business and investor confidence levels. Other factors lending support to international equity markets included a strengthening of commodity prices and an increase in trade levels between countries, as well as continuing trends of generally subdued inflation and accommodative monetary policies. While the Federal Reserve and central banks in England, China, the Eurozone, and elsewhere either continued or began to cautiously pull-back their stimulus measures, the environment still promoted liquidity and remained supportive of global equities. In addition, the strengthening of international economies had some market participants anticipating brighter growth prospects outside the U.S., helping to attract investors’ attention and money.

The period was not without its challenges, though, as political and economic concerns, as well as geopolitical tensions, arose as market headwinds during the year. In March and again in September, Congress failed to pass a health care plan to replace the Affordable Care Act. This raised questions with respect to the new administration’s ability to achieve its other pro-growth policy goals and, in turn, how that potential policy failure may impact other economies. Pockets of anxiety regarding the health of the U.S. and global economies also appeared during the year, including a slowdown in China’s growth after a strong first-half performance. A sense of increased geopolitical uncertainty developed during the year as well due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, market uncertainty heightened ahead of key elections within the Eurozone, while also being impacted by the tense 6-month discussion between the United Kingdom (U.K.) and European Union regarding the U.K.’s “Brexit” terms. Despite these events, however, market volatility stayed relatively low for most of the period as investors remained focused on news conveying strong global economic and business growth.

Finally, expected changes to U.S. tax law helped stocks rally toward period end. As the U.S. Congress worked on reforming the individual and corporate tax codes - eventually passing a bill in late December - investors considered the possible effects to companies’ U.S.-based earnings as a result of lower tax rates.

In currency markets, the U.S. dollar decreased by approximately 12%, 9% and 4% versus the euro, British pound and Japanese yen, respectively, as the period’s global economic growth helped bolster foreign currencies relative to the dollar. Meanwhile, that weaker dollar and synchronized global growth supported a general increase in commodity prices. Oil began 2017 at around $54 per barrel and ranged between approximately $42 to $60/barrel, where it settled at year end for a period increase of approximately 12%. Beginning the year at $1,150 per troy ounce, gold traded between approximately $1,147 and $1,356/oz. before ending December 2017 at around $1,306/oz., an increase of approximately 14%.

1	The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Mutual Fund Trust (the “Trust”). The State Farm International Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

2	All performance information included in this discussion is reported in U.S. dollar terms.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 10 other countries, each of which represents less than 2% of net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2017, Class A shares of the State Farm International Index Fund generated a total return of 24.99% without sales charges, compared to a 25.03% total return for the MSCI EAFE Free Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2017
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	18.72%	5.70%	0.58%	$10,593
Class B - conversion to Class A*	19.77%	5.89%	0.57%	$10,589
Class B - conversion to Premier*	19.77%	5.89%	0.59%	$10,602
Premier (previously Legacy Class A)	18.79%	5.74%	0.57%	$10,580
Legacy Class B - conversion to Class A*	21.87%	6.11%	0.77%	$10,797
Legacy Class B - conversion to Premier*	21.87%	6.11%	0.78%	$10,809
Institutional	25.04%	7.00%	1.31%	$11,387
Class R-1	24.80%	6.47%	0.77%	$10,798
Class R-2	24.87%	6.67%	0.96%	$10,998
Class R-3	24.98%	6.93%	1.24%	$11,313

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The MSCI Europe, Australasia and Far East Free (EAFE Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, Israel, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2017, before fees and expenses that are not found within the Index. Within the Index, all of the industry sectors produced gains as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2017	2017 Gain/Loss
Financials	21.2%	25%
Industrials	14.6%	30%
Consumer Discretionary	12.3%	25%
Consumer Staples	11.2%	24%
Health Care	10.1%	17%
Materials	8.2%	34%
Information Technology	6.4%	39%
Energy	5.3%	22%
Telecommunication Services	3.9%	13%
Real Estate	3.6%	22%
Utilities	3.2%	19%

Of the top 10 countries (by weight) within the Index, all posted gains in 2017 as illustrated below.

Top 10 Countries

Country	Index Weighting as of 12/31/2017	2017 Gain/Loss
Japan	24.0%	24%
United Kingdom	17.8%	22%
France	10.7%	29%
Germany	9.8%	28%
Switzerland	8.0%	23%
Australia	6.9%	20%
Hong Kong	3.6%	36%
Netherlands	3.6%	32%
Spain	3.2%	27%
Sweden	2.7%	21%

Among the Fund’s 10 largest holdings as of December 31, 2017, performance was positive for the reporting period. All 10 holdings posted double-digit returns.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2017
Nestle SA Reg.	Consumer Staples	1.8%
HSBC Holdings PLC	Financials	1.4%
Novartis AG Reg.	Health Care	1.3%
Roche Holding AG	Health Care	1.2%
Toyota Motor Corp.	Consumer Discretionary	1.1%
British American Tobacco PLC	Consumer Staples	1.0%
Royal Dutch Shell PLC Class A	Energy	1.0%
BP PLC	Energy	0.9%
Total SA	Energy	0.9%
Royal Dutch Shell PLC Class B	Energy	0.8%

Financial highlights for this Fund can be found on pages 204-205.

State Farm Equity and Bond Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity and Bond Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in shares of the State Farm Equity Fund (the “Equity Fund”) and the State Farm Bond Fund (the “Bond Fund”, and together with the Equity Fund, an “Underlying Fund”). Effort is made to maintain an investment mix of approximately 60% of assets in the Equity Fund and 40% of assets in the Bond Fund. The Fund never invests more than 75% of its net assets in either Underlying Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Equity Fund and the Bond Fund in addition to the commentary provided here.

Synchronized growth across many of the world’s economies helped drive a resurgence in earnings for multinational companies, lifting business and investor confidence levels during the year. Other factors lending support to U.S. equity markets included continuing trends of generally subdued inflation, accommodative global central bank policy, positive employment data, and increases in U.S. Gross Domestic Product, including more than 3% growth in both the second (April - June) and third (July - September) quarters. In addition, early in 2017, the potential pro-growth policy impacts anticipated from the Trump administration helped support equity gains, while expected changes to U.S. tax law helped stocks rally toward period end. As the U.S. Congress worked on reforming the individual and corporate tax codes - eventually passing a bill in late December - investors considered the possible effects to companies’ earnings as a result of lower tax rates.

The period was not without its challenges, though, as U.S. political and economic concerns, geopolitical tensions, and natural disasters arose as market headwinds during the year. In March and again in September, Congress failed to pass a health care plan to replace the Affordable Care Act, raising questions with respect to the new administration’s ability to achieve its other pro-growth policy goals. Pockets of anxiety regarding the health of the U.S. economy also briefly appeared, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, in August and September, two hurricanes - Harvey and Irma - made landfall in the U.S., temporarily disrupting activity throughout the economy. Despite these events, however, market volatility stayed relatively low for most of the period, with market price declines, in particular, being less sustained and severe than in recent years’ past, as investors remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

Starting the year at a period low of 2,238, the S&P 500 Index staged a series of uneven climbs through the first seven months of the year before achieving more consistent gains starting in late summer. During the period, U.S. equities entered the ninth year of their current bull market run, while the S&P 500 Index set over 60 closing price highs - including a new record of 2,690 on December 18th - before finishing the year at 2,673. In addition, the S&P 500 Index marked another record in 2017, for the first time in its history notching gains in each of the year’s 12 months.

The 12-month total return for the Index was 21.83%. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 17.0%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 3.0%, and a dividend return of approximately 1.8%. Within the broad U.S. equities market rally, growth generally outperformed value. The S&P 500 Growth Index returned 27.44% versus 15.36% from the S&P 500 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned to benefit from the expanding economy relative to their value-oriented peers.

In currency markets, the U.S. dollar decreased by approximately 12%, 9% and 4% versus the euro, British pound and Japanese yen, respectively, as the period’s global economic growth helped bolster foreign currencies relative to the dollar. Meanwhile, that weaker dollar and synchronized global growth supported a general increase in commodity prices. Oil began 2017 at around $54 per barrel and ranged between approximately $42 to $60/barrel, where it settled at year end for a period increase of approximately 12%. Beginning the year at $1,150 per troy ounce, gold traded between approximately $1,147 and $1,356/oz. before ending December 2017 at around $1,306/oz., an increase of approximately 14%.

Among major indices, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Aggregate Bond Index”) recorded a total return of 3.54%. For the year ended December 31, 2017, the major components of the Aggregate Bond Index all experienced positive returns, led by the 6.42% gain from corporate bonds and followed by the 4.18%, 2.51%, and 2.31% total returns provided by government-related issuances, securitized credit, and U.S. Treasuries, respectively. Within corporate bonds, utility securities finished ahead of industrial and financial institution bonds, returning 7.59%, 6.71% and 5.60%, respectively.

From a maturity perspective, longer-term corporate bonds generally outperformed all other corporate maturities in the Aggregate Bond Index. The total return on 20+ year corporate bonds finished the year at 12.75%, compared to 6.07% for 7-10 year issuances, 3.28% for 3-5 year bonds, and 1.85% on 1-3 year maturities. The results were similar for U.S. Treasuries within the Aggregate Bond Index. While 20+ year U.S. Treasuries led with a return of 8.98%, 7-10 year U.S. Treasuries gained 2.55%, 3-5 year issuances returned 0.99%, and 1-3 year U.S. Treasuries delivered a 0.42% total return. From a credit standpoint, within the Aggregate Bond Index lower quality generally outperformed higher quality for the 12-month period. Baa-rated bonds posted a 7.45% gain while A-, Aa- and Aaa-rated issuances finished with 5.98%, 4.23% and 2.41% total returns, respectively. Results were somewhat different among corporate bonds within the Aggregate Bond Index. While Aaa-rated bonds returned 8.03%, Baa-, A- and Aa-rated bonds finished with 7.09%, 5.95% and 4.63% total returns, respectively.

Meanwhile, the U.S. Treasury yield curve flattened over the course of the year as shorter-term (3-month and 2-year) yields rose considerably and long-term (10-year) yields ended lower. Beginning the period at 0.51%, 3-month U.S. Treasury yields remained relatively stable through February, ranging between 0.50% and 0.55%. Those yields increased almost 0.20% within the first week of March alone, however, when better-than-expected economic news raised investors’ expectations for more Federal Reserve (“Fed”) rate hikes in 2017. As the Fed further tightened its monetary policy - executing its first (March) and second (June) rate increases during the period, beginning to normalize its balance sheet in October, and implementing its third rate increase in December - yields on 3-month Treasuries navigated a gradual ascent through year end. Three-month yields reached a period high of 1.47% in late December before finishing December at 1.39%. Following a somewhat similar path during 2017, 2-year Treasury yields began January at 1.20%, increased in early March, and subsequently traded between 1.18% - 1.40% through late summer. Two-year yields then steadily rose through year end, reaching a period high of 1.92% in late December before eventually settling at 1.89%.

While positive economic news and the Fed’s activities helped drive the increase in shorter-maturity Treasury yields, a continuation of soft inflation and robust market demand weighed on long-term yields. Beginning January 2017 at 2.45%, 10-year Treasury yields reached a period high of 2.62% in early March before subsequently tracking generally downward through early September, reaching a low of 2.05% before rebounding through year end to close at 2.40%. While most economic data promoted higher long-term yields - and the Fed’s effort to normalize its balance sheet provided similar support - that upward pressure was moderated by a low inflationary environment that persisted throughout the period. In addition, long-term yields were weakened by investors’ continued strong demand. While some unwinding of quantitative easing measures began during the year, foreign central banks generally continued to maintain their respective monetary stimulus programs. As a result, global bond yields remained low, compelling fixed income investors to seek out the relatively higher returns found in U.S. Treasuries, thereby exerting downward pressure on their yields.1

1	Source: Barclays Live.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the year, Class A shares of the State Farm Equity and Bond Fund had a total return of 15.20% without sales charges. Because of the nature of the Fund (invests solely in the Institutional share class of two Underlying Funds), a blended benchmark is used for comparison purposes. The benchmark used is a combination of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (rebalanced on a monthly basis). The total return of the blended benchmark was 14.21% for the 1-year period ended December 31, 2017. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2017
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	9.47%	8.86%	5.24%	$16,662
Class B - conversion to Class A*	10.09%	9.11%	5.30%	$16,765
Class B - conversion to Premier*	10.09%	9.11%	5.32%	$16,790
Premier (previously Legacy Class A)	9.62%	8.92%	5.27%	$16,710
Legacy Class B - conversion to Class A*	12.07%	9.35%	5.47%	$17,040
Legacy Class B - conversion to Premier*	12.07%	9.35%	5.49%	$17,066
Institutional	15.33%	10.24%	6.03%	$17,964
Class R-1	15.08%	9.67%	5.47%	$17,033
Class R-2	15.20%	9.88%	5.66%	$17,347
Class R-3	15.26%	10.16%	5.96%	$17,834

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for the Equity Fund and the Bond Fund for a description of their underlying Indices.

2	State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Indices or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As discussed above, the Equity and Bond Fund invests solely in the Institutional share class of the Underlying Funds - the Equity Fund and the Bond Fund. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the Equity Fund and approximately 40% of its net assets in shares of the Bond Fund. For the year, Institutional shares of the Equity Fund and the Bond Fund returned 23.94% and 2.92% after expenses, respectively.

Equity portion of the Fund (approximately 60% throughout the period)

The Equity Fund is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Equity Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Equity Fund’s portfolio between the sub-advisers. The benchmark for the Equity Fund is the S&P 500 Index.

The Equity Fund seeks long-term growth of capital. In doing so, the Equity Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 1,000 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations generally greater than $5 billion at the time of purchase. Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Equity Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

During the year, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of 28.19% and 21.84, respectively, compared to a 21.83% return for the S&P 500 Index. Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (51.23% of the Equity Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year, as well as a recap of the top 10 holdings within Bridgeway’s portion of the Equity Fund.

The following five holdings represented the largest contributors to Bridgeway’s performance during the year, during which time Align Technology posted a triple-digit return while the remaining holdings generated double-digit gains.

Bridgeway - Top 5 Contributiors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2017
NVIDIA Corp.	Information Technology	2.2%
Align Technology Inc.	Health Care	2.3%
Amazon.com Inc.	Consumer Discretionary	1.6%
Lam Research Corp.	Information Technology	2.1%
United Rentals Inc.	Industrials	1.9%

The largest detractors to Bridgeway’s performance were the following five holdings, with each returning a double-digit loss during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2017
AutoZone Inc.*	Consumer Discretionary	sold
Viacom Inc. Class B	Consumer Discretionary	0.6%
Akamai Technologies Inc.*	Information Technology	sold
Ulta Beauty Inc.	Consumer Discretionary	1.5%
QUALCOMM Inc.*	Information Technology	sold
* Sold prior to 12/31/2017. Total return loss referenced is from 1/1/2017 to date sold.

Align Technology Inc., the largest holding within Bridgeway’s portion of the Equity Fund, posted a triple-digit total return for the period. Among the remaining top ten holdings, all nine delivered double-digit gains.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2017
Align Technology Inc.	Health Care	2.3%
NVIDIA Corp.	Information Technology	2.2%
Lam Research Corp.	Information Technology	2.1%
Micron Technology Inc.	Information Technology	2.0%
United Rentals Inc.	Industrials	1.9%
Applied Materials Inc.	Information Technology	1.9%
Cadence Design Systems Inc.	Information Technology	1.8%
Apple Inc.	Information Technology	1.8%
Boeing Co., The	Industrials	1.8%
Texas Instruments Inc.	Information Technology	1.7%

Westwood Management Corp. (48.77% of the Equity Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Westwood’s performance during the year, as well as a recap of the top 10 holdings within Westwood’s portion of the Equity Fund.

The largest contributors to Westwood’s performance during the year were the following five holdings, with each posting double-digit gains during the period.

Westwood - Top 5 Contributors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2017
Boeing Co., The	Industrials	2.0%
Bank of America Corp.	Financials	3.9%
Abbott Laboratories	Health Care	2.2%
Cigna Corp.	Health Care	1.9%
Sherwin-Williams Co., The	Materials	1.8%

The following five holdings represented the largest detractors to Westwood’s performance during the year, with Halliburton Company posting a double-digit loss and the remaining holdings delivering single-digit losses.

Westwood - Top 5 Detractors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2017
Halliburton Co.	Energy	1.5%
AT&T Inc.	Telecommunication Services	3.3%
Exxon Mobil Corp.*	Energy	sold
CVS Health Corp.	Consumer Staples	1.5%
American International Group Inc.*	Financials	sold
* Sold prior to 12/31/2017. Total return loss referenced is from 1/1/2017 to date sold.

Eight of the top 10 largest holdings within Westwood’s portion of the Equity Fund recorded double-digit gains for the period, while EOG Resources posted a single-digit return and AT&T delivered a single-digit loss.

Westwood - Top 10 Holdings

Security	Sector	% of Westwood’s Total Investments as of 12/31/2017
Bank of America Corp.	Financials	3.9%
JPMorgan Chase & Co.	Financials	3.7%
Johnson & Johnson	Health Care	3.5%
AT&T Inc.	Telecommunication Services	3.3%
Becton, Dickinson and Co.	Health Care	3.2%
Union Pacific Corp.	Industrials	2.4%
Home Depot Inc., The	Consumer Discretionary	2.3%
EOG Resources Inc.	Energy	2.2%
Chevron Corp.	Energy	2.2%
Abbott Laboratories	Health Care	2.2%

Fixed Income portion of the Fund (approximately 40% throughout the period)

State Farm Investment Management Corp. manages the Bond Fund in a manner that seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. In managing the Bond Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

The Bond Fund produced a positive total return for the 1-year period ended December 31, 2017, as all security types within its portfolio generated gains. The greatest contribution to the Bond Fund’s performance during the year came from its corporate bonds component. This was a result of a positive mid-single digit total return and corporate bonds accounting for the largest security type weighting within the Bond Fund. However, the impact of fund expenses, as well as differences in maturity structure between the Bond Fund and its benchmark, the Aggregate Bond Index, resulted in the Bond Fund underperforming the index.

During the period, the Bond Fund held a higher allocation of intermediate maturities relative to its benchmark, while the Aggregate Bond Index had a greater weight in longer maturities than the Bond Fund. Longer maturities generally outperformed intermediate maturities during the year, helping lead to the Bond Fund’s underperformance relative to the Aggregate Bond Index.

The option-adjusted duration of the Bond Fund stood at approximately 5.06 years at the end of 2017, down from 5.09 years at the beginning of the year. The Bond Fund’s duration was lower than the 5.98 duration of its benchmark (the Aggregate Bond Index) at the end of the period. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates rise, prepayments typically decrease as borrowers typically do not refinance their bonds at higher rates.

Financial highlights for this Fund can be found on pages 206-207.

State Farm Bond Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

State Farm Investment Management Corp. manages the State Farm Bond Fund (the “Fund”) in a manner that seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

Describe the relevant market environment as it related to the Fund for the reporting period.

Signs of an accelerating U.S. economy, as well as investor optimism over potential pro-growth Trump policies, greeted U.S. fixed income markets at the beginning of the fiscal year. Toward period end, investors were considering the possible effects on the fixed income markets from U.S. tax law changes that were ultimately enacted in late December. In-between, markets were influenced by continuing trends of generally subdued inflation, positive employment data, and accommodative global central bank policy. In addition, during the fiscal year the world’s economies entered a period of synchronized growth, which included U.S. Gross Domestic Product rising more than 3% in both the second (April - June) and third (July - September) quarters.

Pockets of anxiety regarding the health of the U.S. economy briefly appeared, however, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In August and September, two hurricanes - Harvey and Irma - made landfall in the U.S., temporarily disrupting activity throughout the economy. In addition, Congress’ failure to pass a health care plan to replace the Affordable Care Act - first in March and then again in September - raised questions with respect to the new administration’s ability to achieve its other pro-growth policy goals. Despite these events, investors mostly remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

As the Federal Reserve (“Fed”) further tightened its monetary policy during the year - executing its first (March) and second (June) rate increases during the period, beginning to normalize its balance sheet in October, and implementing its third rate increase in December to a target range of 1.25% - 1.50%, yields on shorter-maturity bonds generally rose. While positive economic news and the Fed’s activities helped drive this increase, a continuation of soft inflation and robust market demand weighed on long-term yields. While most economic data promoted higher long-term yields - and the Fed’s effort to normalize its balance sheet provided similar support - that upward pressure was moderated by a low inflationary environment that persisted throughout the period. In addition, long-term yields were weakened by investors’ continued strong demand. While some unwinding of quantitative easing measures began during the year, foreign central banks generally continued to maintain their respective monetary stimulus programs. As a result, global bond yields remained low, compelling fixed income investors to seek out the relatively higher returns found in U.S. fixed income markets, thereby exerting downward pressure on their yields.

Among major indices, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) recorded a total return of 3.54%. For the year ended December 31, 2017, the major components of the Index all experienced positive returns, led by the 6.42% gain from corporate bonds and followed by the 4.18%, 2.51%, and 2.31% total returns provided by government-related issuances, securitized credit, and U.S. Treasuries, respectively. Within corporate bonds, utility securities finished ahead of industrial and financial institution bonds, returning 7.59%, 6.71% and 5.60%, respectively.

From a maturity perspective, longer-term corporate bonds generally outperformed all other corporate maturities in the Index. The total return on 20+ year corporate bonds finished the year at 12.75%, compared to 6.07% for 7-10 year issuances, 3.28% for 3-5 year bonds, and 1.85% on 1-3 year maturities. The results were similar for U.S. Treasuries within the Index. While 20+ year U.S. Treasuries led with a return of 8.98%, 7-10 year U.S. Treasuries gained 2.55%, 3-5 year issuances returned 0.99%, and 1-3 year U.S. Treasuries delivered a 0.42% total return. From a credit standpoint, within the Index lower quality generally outperformed higher quality for the 12-month period. Baa-rated bonds posted a 7.45% gain while A-, Aa- and Aaa-rated issuances finished with 5.98%, 4.23% and 2.41% total returns, respectively. Results were somewhat different among corporate bonds within the Index. While Aaa-rated bonds returned 8.03%, Baa-, A- and Aa-rated bonds finished with 7.09%, 5.95%, and 4.63% total returns, respectively.

Provide an illustration of the Fund’s investments.

Provided below is the security type allocation of the State Farm Bond Fund as of December 31, 2017, along with the security type allocation of the Bloomberg Barclays U.S. Aggregate Bond Index for comparison.

Security Type Allocation: State Farm Bond Fund

Compared to the Bloomberg Barclays U.S. Aggregate Bond Index

(unaudited)*

Security Type	State Farm Bond Fund Allocation	Bloomberg Barclays U.S. Aggregate Bond Index Allocation
Corporate Bonds	66.70%	25.71%
U.S. Treasury Obligations	13.29%	36.95%
Agency Commercial Mortgage-Backed Securities	13.38%	1.87%
Agency Mortgage-Backed Securities	2.88%	28.07%
Agency Notes & Bonds	0.27%	1.75%
Other Bonds & Foreign non-Corporate Bonds	0.00%	5.65%
Short-term Investments and Other Assets, Net of Liabilities	3.48%	0.00%

Totals	100.00%	100.00%

*	Illustrated by Type of Security and based on total net assets for the Fund and total securities for the Index as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2017, Class A shares of the State Farm Bond Fund had a total return of 2.86% without sales charges, compared to a total return of 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2017
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	-0.26%	1.05%	3.44%	$14,022
Class B - conversion to Class A*	-0.24%	0.91%	3.44%	$14,031
Class B - conversion to Premier*	-0.24%	0.91%	3.45%	$14,041
Premier (previously Legacy Class A)	-0.25%	1.06%	3.45%	$14,032
Legacy Class B - conversion to Class A*	-0.24%	0.91%	3.45%	$14,042
Legacy Class B - conversion to Premier*	-0.24%	0.91%	3.46%	$14,052
Institutional	2.92%	1.85%	4.00%	$14,799
Class R-1	2.72%	1.37%	3.45%	$14,035
Class R-2	2.68%	1.52%	3.63%	$14,285
Class R-3	2.85%	1.78%	3.93%	$14,697

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 3% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Class A and Premier shares and for Class B and Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The Bloomberg Barclays U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund produced a positive total return for the 1-year period ended December 31, 2017, as all security types within the Fund generated gains. The greatest contribution to Fund performance during the year came from the Fund’s corporate bonds component, and was the result of a positive mid-single digit total return and corporate bonds accounting for the largest security type weighting within the Fund. However, the impact of fund expenses, as well as differences in maturity structure between the Fund and its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, resulted in the Fund underperforming the Index.

During the period, the Fund held a higher allocation of intermediate maturities relative to the Index, while the Index had a greater weight in longer maturities than the Fund. Longer maturities generally outperformed intermediate maturities during the year, helping lead to the Fund’s underperformance relative to the Index.

The option-adjusted duration of the Fund stood at approximately 5.06 years at the end of 2017, down from 5.09 years at the beginning of the year. The Fund’s duration was lower than the 5.98 duration of its benchmark (the Bloomberg Barclays U.S. Aggregate Bond Index) at the end of the period. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates rise, prepayments typically decrease as borrowers typically do not refinance their bonds at higher rates.

Financial highlights for this Fund can be found on pages 208-209.

State Farm Tax Advantaged Bond Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Tax Advantaged Bond Fund (the “Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and, if applicable, the Alternative Minimum Tax. In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for federal income tax efficiency within the municipal bond asset class over the long run.

The municipal bond market, while relatively small in total assets compared to the taxable bond market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management is critical to success in this asset class. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate maturity range (currently maturities of 10-17 years) for the bulk of the Fund’s assets. The Fund also seeks to remain invested mainly in assets of high credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the Bloomberg Barclays Municipal Bond Index (the “Index”), we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Signs of an accelerating U.S. economy, as well as investor optimism over potential pro-growth Trump policies, greeted U.S. fixed income markets at the beginning of the fiscal year. Subsequently, throughout the 1-year period, the markets were influenced by continuing trends of generally subdued inflation, positive employment data, and accommodative global central bank policy. In addition, during the fiscal year the world’s economies entered a period of synchronized growth, which included U.S. Gross Domestic Product rising more than 3% in both the second (April - June) and third (July - September) quarters.

Pockets of anxiety regarding the health of the U.S. economy briefly appeared, however, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In August and September, two hurricanes - Harvey and Irma - made landfall in the U.S., temporarily disrupting activity throughout the economy. In addition, Congress’ failure to pass a health care plan to replace the Affordable Care Act - first in March and then again in September - raised questions with respect to the new administration’s ability to achieve its other pro-growth policy goals. Despite these events, investors mostly remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

As the Federal Reserve (“Fed”) further tightened its monetary policy during the year - executing its first (March) and second (June) rate increases during the period, beginning to normalize its balance sheet in October, and implementing its third rate increase in December to a target range of 1.25% - 1.50%, yields on shorter-maturity bonds generally rose. While positive economic news and the Fed’s activities helped drive this increase, a continuation of soft inflation and robust market demand weighed on long-term yields. While most economic data promoted higher long-term yields - and the Fed’s effort to normalize its balance sheet provided similar support - that upward pressure was moderated by a low inflationary environment that persisted throughout the period. In addition, long-term yields were weakened by investors’ continued strong demand. While some unwinding of quantitative easing measures began during the year, foreign central banks generally continued to maintain their respective monetary stimulus programs. As a result, global bond yields remained low, compelling fixed income investors to seek out the relatively higher returns found in U.S. fixed income markets, thereby exerting downward pressure on their yields.

Finally, with the period winding down, potential changes to U.S. tax law weighed on municipal bond markets. As the U.S. Congress worked on reforming the individual and corporate tax codes - eventually passing a bill in late December - investors and issuers alike considered the possible impacts that lower tax rates may have on markets.

As illustrated in Table 1 below, the municipal bond yield curve flattened as short-maturity yields increased while intermediate- and longer-maturity yields decreased over the 1-year period ended December 31, 2017.

Table 1: Municipal Market Data (MMD) Yields (%) - AAA-Rated General Obligation Municipal Bonds1

Date	1-Year	5-Year	10-Year	20-Year
January 1, 2017	0.97%	1.79%	2.31%	2.90%
December 31, 2017	1.41%	1.68%	1.98%	2.43%

Increase (Decrease) in Yield	0.44%	(0.11%)	(0.33%)	(0.47%)

1	The Municipal Market Data AAA yield curve is indicative of AAA tax-exempt offered-side, institutional yield levels and may vary from actual yields attained. Source: © 2017 Lipper, a Thomson Reuters Company. Information provided by Lipper is not intended for trading purposes, nor do they provide any form of advice (investment, tax, legal) amounting to investment advice, or make any recommendations regarding particular financial instruments, investments or products. Neither Lipper nor its third party content providers shall be liable for any errors, inaccuracies, or for any actions taken in reliance thereon. LIPPER EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OF THE INFORMATION, OR AS TO THE FITNESS OF THE INFORMATION FOR ANY PURPOSE.

The Bloomberg Barclays Municipal Bond Index had a total return of 5.45% for the 1-year period ended December 31, 2017. As illustrated in Table 2 below, annual total returns were positive across all segments of the Index, with higher returns coming along the longer-end of the maturity yield curve.

Table 2: Bloomberg Barclays Municipal Bond Index - Component Returns by Maturity2

Maturity	Annual Total Return (as of December 31, 2017)
1-Year Municipal Bonds	0.92%
3-Year Municipal Bonds	1.56%
5-Year Municipal Bonds	3.14%
7-Year Municipal Bonds	4.49%
10-Year Municipal Bonds	5.83%
15-Year Municipal Bonds	6.94%
20-Year Municipal Bonds	7.47%
Long-Bond (22+ Year) Municipal Bonds	8.19%

2	Source: Barclays Live. Past performance does not guarantee future results. The data illustrated provides component annual total returns by municipal bond maturities of the Bloomberg Barclays Municipal Bond Index.

From a total return standpoint over the reporting period, as illustrated in Table 3 below, the lower end of investment-grade quality municipal bonds (Baa and A rated bonds) generally outperformed relative to higher investment-grade quality municipal bonds (Aa and Aaa rated bonds) within the Index.

Table 3: Bloomberg Barclays Municipal Bond Index - Annual Total Returns by Credit Quality Ratings3

Credit Quality	Annual Total Return (as of December 31, 2017)
Aaa Rated Bonds	4.45%
Aa Rated Bonds	4.96%
A Rated Bonds	6.16%
Baa Rated Bonds	8.74%

3	Source: Barclays Live. Past performance does not guarantee future results. The data illustrated provides component annual total returns by credit quality ratings of the Bloomberg Barclays Municipal Bond Index.

At year’s end, the 2.43% yield on 20-year Aaa-rated municipal bonds was lower than the 2.58% yield offered on comparable 20-year taxable U.S. Treasuries, which is slightly above the historical norm for that yield spread relationship. Historically, long-term municipal bonds have offered approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the income tax benefits associated with municipal bonds. However, that dynamic has shifted in recent years due, in part, to the Fed’s monetary stimulus programs.

This yield comparison has been typically used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Tax Advantaged Bond Fund as of December 31, 2017, along with the maturity allocation of the Bloomberg Barclays Municipal Bond Index for comparison.

Maturity Allocation: State Farm Tax Advantaged Bond Fund

compared to the Bloomberg Barclays Municipal Bond Index (unaudited)*

Maturity Range	State Farm Tax Advantaged Bond Fund Allocation	Bloomberg Barclays Municipal Bond Index Allocation
0-6 Years	25.66%**	27.70%
6-12 Years	39.46%	24.03%
12-22 Years	34.88%	29.26%
22+ Years	0.00%	19.01%

Totals	100.00%	100.00%

*	Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 0.39% allocation to the JPMorgan U.S. Government Money Market Fund Capital Shares.

How did the Fund perform during the reporting period?

For the year, Class A shares for the State Farm Tax Advantaged Bond Fund had a total return of 3.69% without sales charges. This is compared to a 5.45% return for the Bloomberg Barclays Municipal Bond Index over the same timeframe. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2017
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	0.59%	1.73%	3.72%	$14,415
Class B - conversion to Class A*	0.58%	1.62%	3.72%	$14,413
Class B - conversion to Premier*	0.58%	1.62%	3.75%	$14,451
Premier (previously Legacy Class A)	0.72%	1.78%	3.75%	$14,456
Legacy Class B - conversion to Class A*	0.58%	1.65%	3.72%	$14,415
Legacy Class B - conversion to Premier*	0.58%	1.65%	3.75%	$14,452

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 3% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Class A and Premier shares and for Class B and Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The Bloomberg Barclays Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Unlike an investment in the Tax Advantaged Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund produced a positive total return for the 1-year period. However, the impact of fund expenses, as well as the difference in maturity structure and credit quality between the Fund and its benchmark, the Bloomberg Barclays Municipal Bond Index, played a role in the Fund underperforming the Index.

During the period, longer-maturity bonds generally outperformed relative to bonds having shorter maturities. The Fund’s greater exposure than its benchmark to those bonds having maturities between 6-22 years supported the Fund’s relative performance. However, while the Index contained bonds with maturities over 22 years, the Fund did not have any such allocation, hindering its relative performance.

With respect to credit risk, as previously illustrated in Table 3 above, lower quality bonds (Baa and A) generally outperformed relative to higher quality bonds (Aa and Aaa) during the period. Table 4 below shows the Fund’s credit quality orientation compared to the Bloomberg Barclays Municipal Bond Index as of December 31, 2017. As illustrated in that table, the Fund held a smaller allocation than the Index in lower quality bonds, hindering the Fund’s relative performance. Throughout the reporting period, the Fund maintained a high quality credit orientation consistent with the Fund’s historical investment philosophy.

Table 4: Credit Ratings Comparison (as of December 31, 2017)4

Credit Ratings	State Farm Tax Advantaged Bond Fund Allocation	Bloomberg Barclays Municipal Bond Index Allocation
Aaa/AAA	16.10%	14.17%
Aa/AA	62.42%	53.55%
A	18.56%	24.66%
Baa/BBB or Lower	0.44%	7.62%
NR (Not Rated)	2.48%*	0.00%

Totals	100.00%	100.00%

4	Illustrated by Credit Quality and based on total investments for the Fund and total securities for the Index as of December 31, 2017. Reflects the lower of Moody’s or Standard and Poor’s issuer specific ratings. The issuer specific ratings do not reflect any bond insurer ratings.

*	Includes a 0.39% allocation to the JPMorgan U.S. Government Money Market Fund Capital Shares.

Throughout the reporting period, the Fund’s duration decreased from 4.55 years as of January 1, 2017, to 4.14 years as of December 31, 2017. The Fund’s duration was lower than the 5.12 duration of its benchmark (the Bloomberg Barclays Municipal Bond Index) at the end of the period. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The objective of the Fund is to seek as high a rate of income exempt from income taxes as is consistent with prudent investment management. We seek to maintain the risk profile of the Fund with respect to duration, interest rate risk, and credit risk. The Fund has been invested with a bias towards high credit quality, intermediate maturity bonds. Adopting additional risk by increasing duration significantly and/or increasing the weighting in lower credit quality bonds would not have been consistent with the Fund’s historical investment philosophy.

The number of individual bonds held in the portfolio decreased over the reporting period from 349 to 304. Turnover for the reporting period was 0.80%. Investments within the State of Arizona represented the largest single allocation in any state, representing 8.40% of total net assets, which marked an increase from 8.23% at the beginning of the reporting period. The only addition to the portfolio was an acquisition of a general obligation bond from Indiana. That bond’s rating quality was A1/A+. The largest net reduction of holdings occurred through sales of bonds in Kansas, Arizona, Ohio and Washington.

Financial highlights for this Fund can be found on pages 210-211.

State Farm Money Market Fund Management’s Discussion (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective primarily by investing in:

•	Debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities,

•	Cash, and

•	Repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

It is managed by State Farm Investment Management Corp. (SFIMC).An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on pages 212-213.

State Farm LifePath Funds

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the State Farm LifePath Funds investment objective and philosophy.

The State Farm LifePath Funds (“the LifePath Funds”) are organized under a “fund-of-funds” structure in which the LifePath Funds invest directly in equity (including real estate investment trusts) and bond exchange traded funds and a money market fund (the “LifePath Underlying Funds”) in proportion to each State Farm LifePath Funds’ own comprehensive investment strategy.

References to the LifePath Funds are to the fund-of-funds structure, as the context requires, unless otherwise stated. BlackRock Fund Advisors (“BlackRock”) is the investment sub-adviser for the LifePath Funds.

Each LifePath Fund seeks to provide for retirement outcomes based on quantitatively measured risk that investors on average may be willing to accept given a particular investment time horizon. A LifePath Fund’s time horizon marks the point when the investors plan to start making net withdrawals. Each LifePath Fund has its own time horizon, which affects the acceptable risk level of the LifePath Fund and, in turn, its asset allocation.

With the exception of the State Farm LifePath 2050 Fund not containing an allocation to the iShares TIPS Bond ETF, each LifePath Fund invested in the same LifePath Underlying Funds but in differing proportions depending upon the time horizon and acceptable risk level of the LifePath Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

During 2017, U.S. equity and fixed income markets generated positive total returns, while international equities produced even stronger results that were helped, in part, by a weakened U.S. dollar.

Synchronized growth across many of the world’s economies helped drive a resurgence in earnings for multinational companies, lifting business and investor confidence levels during the year. Other factors lending support to U.S. equity markets included continuing trends of generally subdued inflation, accommodative global central bank policy, positive employment data, and increases in U.S. Gross Domestic Product, including more than 3% growth in both the second (April - June) and third (July - September) quarters. In addition, early in 2017, the potential pro-growth policy impacts anticipated from the Trump administration helped support equity gains, while expected changes to U.S. tax law helped stocks rally toward period end. As the U.S. Congress worked on reforming the individual and corporate tax codes - eventually passing a bill in late December - investors considered the possible effects to companies’ earnings as a result of lower tax rates.

The period was not without its challenges, though, as U.S. political and economic concerns, geopolitical tensions, and natural disasters arose as market headwinds during the year. In March and again in September, Congress failed to pass a health care plan to replace the Affordable Care Act, raising questions with respect to the new administration’s ability to achieve its other pro-growth policy goals. Pockets of anxiety regarding the health of the U.S. economy also briefly appeared, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, in August and September, two hurricanes - Harvey and Irma - made landfall in the U.S., temporarily disrupting activity throughout the economy. Despite these events, however, market volatility stayed relatively low for most of the period, with market price declines, in particular, being less sustained and severe than in recent years’ past, as investors remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

Starting the year at a period low of 2,238, the S&P 500 Index staged a series of uneven climbs through the first seven months of the year before achieving more consistent gains starting in late summer. During the period, U.S. equities entered the ninth year of their current bull market run, while the S&P 500 Index set over 60 closing price highs - including a new record of 2,690 on December 18th - before finishing the year at 2,673. In addition, the S&P 500 Index marked another record in 2017, for the first time in its history notching gains in each of the year’s 12 months. The 12-month total return for the S&P 500 Index was 21.83%, reflecting an increase of approximately 17.0% in corporate earnings per share for the index companies, an expansion of the index’s price/earnings valuation of approximately 3.0%, and a dividend return of approximately 1.8%.

LifePath	is a registered trademark of BlackRock Institutional Trust Company, N.A.

Within the broad U.S. equities market rally, growth generally outperformed value, while large-cap company returns generally bettered those provided by small- and mid-cap businesses. The Russell 1000 Growth Index returned 30.21% versus 13.67% from the Russell 1000 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned to benefit from the expanding economy relative to their value-oriented peers. Similarly, supported by their greater exposure to the economic growth experienced around the world in 2017, large cap stocks (as represented by the Russell 1000 Index) generated a 21.69% total return to lead both mid cap stocks (as represented by the Russell Midcap Index) and small cap stocks (as represented by the Russell 2000 Index), which posted gains of 18.52% and 14.65%, respectively.

International equity markets, as represented by the MSCI All Country World Index (ACWI) ex-U.S. IMI Index, the MSCI EAFE Free IMI Index, and MSCI Emerging Markets IMI Index, returned 27.81%, 26.16% and 36.83%, respectively, as a weakened U.S. dollar helped increase already-strong foreign market returns.1 Developed market country Austria paced international growth in 2017, rising 51.39%, while Poland led emerging market countries with a 53.56% return. Among developed nations, Israel lagged for the second consecutive year as the weakest performing market, ending with a 10.36% return, while Pakistan posted a –24.75% return to finish as the worst-performing emerging market in 2017. Japan, the largest country weighting in the MSCI EAFE Free IMI Index, rose 25.25%.

In currency markets, the U.S. dollar decreased by approximately 12%, 9% and 4% versus the euro, British pound and Japanese yen, respectively, as the period’s global economic growth helped bolster foreign currencies relative to the dollar. Meanwhile, that weaker dollar and synchronized global growth supported a general increase in commodity prices and a 1.70% gain by the Bloomberg Commodity Index.2 Oil began 2017 at around $54 per barrel and ranged between approximately $42 to $60/barrel, where it settled at year end for a period increase of approximately 12%. Beginning the year at $1,150 per troy ounce, gold traded between approximately $1,147 and $1,356/oz. before ending December 2017 at around $1,306/oz., an increase of approximately 14%.

Among major indices, the Bloomberg Barclays U.S. Aggregate Bond Index (“Aggregate Bond Index”) recorded a total return of 3.54%. For the year ended December 31, 2017, the major components of the Index all experienced positive returns, led by the 6.42% gain from corporate bonds and followed by the 4.18%, 2.51%, and 2.31% total returns provided by government-related issuances, securitized credit, and U.S. Treasuries, respectively. Within corporate bonds, utility securities finished ahead of industrial and financial institution bonds, returning 7.59%, 6.71% and 5.60%, respectively.

From a maturity perspective, longer-term corporate bonds generally outperformed all other corporate maturities in the Index. The total return on 20+ year corporate bonds finished the year at 12.75%, compared to 6.07% for 7-10 year issuances, 3.28% for 3-5 year bonds, and 1.85% on 1-3 year maturities. The results were similar for U.S. Treasuries within the Index. While 20+ year U.S. Treasuries led with a return of 8.98%, 7-10 year U.S. Treasuries gained 2.55%, 3-5 year issuances returned 0.99%, and 1-3 year U.S. Treasuries delivered a 0.42% total return. From a credit standpoint, within the Index lower quality generally outperformed higher quality for the 12-month period. Baa-rated bonds posted a 7.45% gain while A-, Aa- and Aaa-rated issuances finished with 5.98%, 4.23% and 2.41% total returns, respectively. Results were somewhat different among corporate bonds within the Index. While Aaa-rated bonds returned 8.03%, Baa-, A- and Aa-rated bonds finished with 7.09%, 5.95% and 4.63% total returns, respectively.3

1	The MSCI All Country World Index ex-U.S. Investable Market Index (ACWI ex-U.S. IMI Index) is a free float adjusted market capitalization index that is designed to measure equity market performance of small, mid and large cap companies in global developed and emerging markets, excluding the United States. As of December 31, 2017, the MSCI ACWI ex-U.S. IMI Index consisted of 46 developed and emerging market country indices. The MSCI Europe, Australasia and Far East Free (EAFE Free) IMI Index is a free float adjusted market capitalization index that is designed to measure equity market performance of small, mid and large cap companies in global developed markets within Europe, Australia, New Zealand, and the Far East. The MSCI Emerging Markets IMI Index is a float-adjusted market capitalization index designed to measure equity market performance of small, mid and large cap companies in global emerging markets. Returns are reported in U.S. dollar terms for the MSCI EAFE Free IMI Index, MSCI ACWI ex-US IMI Index, and MSCI Emerging Markets IMI Index.

2	The Bloomberg Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The index currently represents 20 commodities, which are weighted to account for economic significance and market liquidity.

3	Source: Barclays Live.

Meanwhile, the U.S. Treasury yield curve flattened over the course of the year as shorter-term (3-month and 2-year) yields rose considerably and long-term (10-year) yields ended lower. Beginning the period at 0.51%, 3-month U.S. Treasury yields remained relatively stable through February, ranging between 0.50% and 0.55%. Those yields increased almost 0.20% within the first week of March alone, however, when better-than-expected economic news raised investors’ expectations for more Federal Reserve (the “Fed”) rate hikes in 2017. As the Fed further tightened its monetary policy - executing its first (March) and second (June) rate increases during the period, beginning to normalize its balance sheet in October, and implementing its third rate increase in December - yields on 3-month Treasuries navigated a gradual ascent through year end. Three-month yields reached a period high of 1.47% in late December before finishing December at 1.39%. Following a somewhat similar path during 2017, 2-year Treasury yields began January at 1.20%, increased in early March, and subsequently traded between 1.18% - 1.40% through late summer. Two-year yields then steadily rose through year end, reaching a period high of 1.92% in late December before eventually settling at 1.89%.

While positive economic news and the Fed’s activities helped drive the increase in 3-month Treasury yields, a continuation of soft inflation and robust market demand weighed on long-term yields. Beginning January 2017 at 2.45%, 10-year Treasury yields reached a period high of 2.62% in early March before subsequently tracking generally downward through early September, reaching a low of 2.05% before rebounding through year end to close at 2.40%. While most economic data promoted higher long-term yields - and the Fed’s effort to normalize its balance sheet provided similar support - that upward pressure was moderated by a low inflationary environment that persisted throughout the period. In addition, long-term yields were weakened by investors’ continued strong demand. While some unwinding of quantitative easing measures began during the year, foreign central banks generally continued to maintain their respective monetary stimulus programs. As a result, global bond yields remained low, compelling fixed income investors to seek out the relatively higher returns found in U.S. Treasuries, thereby exerting downward pressure on their yields.

With inflation mostly subdued through the year and interest rates increasing during the period’s second half, the Bloomberg Barclays U.S. TIPS Index posted a 3.01% gain.4 Meanwhile, with 3-month U.S. Treasury yields increasing 88 basis points from 0.51% at the beginning of the period to 1.39% at year end, cash holdings, as represented by the Citigroup 3-month U.S. Treasury Bill Index, returned 0.84%, highlighting the rising short-term interest rate environment.5

Supported by signs of economic growth in the U.S. and abroad, high-yield bonds outperformed investment grade bonds for the year, as represented by the 7.51% total return posted by the Bloomberg Barclays High-Yield Bond Index versus the 3.54% gain of the Aggregate Bond Index.6 Continued strength in the U.S. economy - as well as a relatively low interest rate environment - also benefitted the U.S. real estate market, as the Cohen & Steers Realty Majors Index increased 5.32%.7 Consistent with the performance of the international equity markets, foreign real estate produced relatively higher returns as the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index posted a 20.03% gain for the 1-year period ended December 31, 2017.8

4	The Bloomberg Barclays U.S. TIPS Index is an unmanaged index composed of inflation protected securities issued by the U.S. Treasury.

5	The Citigroup 3-Month Treasury Bill Index is an unmanaged index of three-month Treasury bills.

6	The Bloomberg Barclays High-Yield Bond Index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

7	The Cohen & Steers Realty Majors Index is a modified capitalization weighted total return index of selected United States Equity Real Estate Investment Trusts (REITs).

8	The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index is designed to measure the stock performance of companies engaged in specific real estate activities of the real estate markets outside of the United States. Relevant real estate activities are defined as the ownership, trading and development of income producing real estate.

Relevant Market Indices	1-year Total Return as of 12/31/2017
U.S. Equity:
S&P 500 Index	21.83%
Russell 1000 Index	21.69%
Russell MidCap Index	18.52%
Russell 2000 Index	14.65%
Non-U.S. Equity:
MSCI ACWI ex-U.S. IMI Index	27.81%
MSCI EAFE Free IMI Index	26.16%
MCSI Emerging Markets IMI Index	36.83%
Fixed Income:
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%
Bloomberg Barclays High-Yield Bond Index	7.51%
Bloomberg Barclays U.S. TIPS Index	3.01%
Citigroup 3-Month Treasury Bill Index	0.84%
Specialty:
Cohen & Steers Realty Majors Index	5.32%
FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index	20.03%
Bloomberg Commodity Index	1.70%
It is not possible to invest directly in an index.
Past performance does not guarantee future results.

What factors helped and hindered performance of the LifePath Funds during the reporting period?

With the exception of the State Farm LifePath 2050 Fund not containing an allocation to the iShares TIPS Bond ETF, each LifePath Fund invested in the same eight LifePath Underlying Funds but in differing proportions, depending upon the time horizon and acceptable risk level of the LifePath Fund: the iShares Russell 1000 ETF, the iShares Russell 2000 ETF, the iShares Core MSCI EAFE ETF, the iShares Core MSCI Emerging Markets ETF, the iShares MSCI Canada ETF, the iShares Cohen & Steers REIT ETF, the iShares Core U.S. Aggregate Bond ETF, and the iShares TIPS Bond ETF.

The LifePath Funds with longer time horizons, such as the LifePath 2050 Fund, invested a greater share of their assets in equity-oriented LifePath Underlying Funds, such as the iShares Russell 1000 ETF and the iShares Core MSCI EAFE ETF. The more conservative LifePath Funds, such as the LifePath Retirement Fund, allocated more of their assets to fixed income-oriented investments, such as the iShares Core U.S. Aggregate Bond ETF and the iShares TIPS Bond ETF.

Ultimately the performance of any given LifePath Fund is a reflection of its asset allocation.

The returns of the LifePath Underlying Funds contributed to the overall returns of the LifePath Funds as shown below.

LifePath Underlying Funds	1-Year Total Return as of 12/31/2017
iShares Russell 1000 ETF	21.52%
iShares Russell 2000 ETF	14.55%
iShares Core MSCI Emerging Markets ETF	37.35%
iShares Core MSCI EAFE ETF	27.05%
iShares MSCI Canada ETF	15.80%
iShares Cohen & Steers REIT ETF	5.09%
iShares Core U.S. Aggregate Bond ETF	3.55%
iShares TIPS Bond ETF	2.90%

The LifePath Funds invested a significant amount of their assets in the iShares Russell 1000 ETF and iShares Core U.S. Aggregate Bond ETF. Both of these ETFs seek to track their respective benchmark indices while maintaining similar risk profiles as those benchmarks. The performance of the iShares Russell 1000 ETF was in line with its benchmark, the Russell 1000 Index (21.52% vs. 21.69%, respectively). As of December 31, 2017, the iShares Russell 1000 ETF was invested in 983 stocks, and during the year the iShares Russell 1000 ETF generally maintained sector weights and a risk profile that was similar to its benchmark. For the 1-year period, U.S. large cap stocks (as represented by the Russell 1000 Index) generally lagged behind both developed international equity markets (as represented by the MSCI EAFE Free Index) and emerging markets (as represented by the MSCI Emerging Markets Index), while generally outperforming U.S. small cap equities (as represented by the Russell 2000 Index).

The performance of the iShares Core U.S. Aggregate Bond ETF was also in line with its benchmark, the Aggregate Bond Index (3.55% vs. 3.54%, respectively). As of December 31, 2017, there were 1,159 issuers and 6,492 securities comprising the iShares Core U.S. Aggregate Bond ETF. Within fixed income markets during 2017, high-yield bonds generally outperformed investment grade bonds, as represented by the 7.51% return of the Bloomberg Barclays High-Yield Bond Index versus the 3.54% return of the Aggregate Bond Index. In addition, lower credit quality generally performed better than higher quality in the Aggregate Bond Index.

State Farm LifePath Retirement Fund

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the State Farm LifePath Retirement Fund perform during the reporting period?

For the 1-year period ended December 31, 2017, Class A shares of the State Farm LifePath Retirement Fund had a total return without sales charges of 9.95%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: 21.83% for the S&P 500 Index and 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index.

Because of the multi-asset structure of the LifePath Retirement Fund, a blended benchmark is also used for comparison purposes in the line graph below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath Retirement Fund’s investments for the upcoming quarter. The 1-year total return was 10.54% for the LifePath Retirement Fund’s blended benchmark, which had the following composition as of December 31, 2017:

Index	LifePath Retirement Fund’s Blended Benchmark Weighting
Bloomberg Barclays U.S. Aggregate Bond Index	51.23%
Russell 1000 Index	22.16%
MSCI ACWI ex-U.S. IMI Index	11.57%
Bloomberg Barclays U.S. TIPS Index	8.77%
Russell 2000 Index	4.77%
Cohen & Steers Realty Majors Index	1.50%

The line graph and table below provide additional perspective for the State Farm LifePath Retirement Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2017
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	4.47%	3.62%	3.81%	$14,532
Class B - conversion to Class A*	4.72%	3.82%	2.45%	$12,737
Class B - conversion to Premier*	4.72%	3.82%	2.45%	$12,738
Premier (previously Legacy Class A)	4.53%	3.63%	3.82%	$14,542
Legacy Class B - conversion to Class A*	6.93%	3.99%	2.61%	$12,933
Legacy Class B - conversion to Premier*	6.93%	3.99%	2.61%	$12,934
Institutional	10.03%	4.92%	4.58%	$15,650
Class R-1	9.84%	4.39%	4.03%	$14,841
Class R-2	9.93%	4.56%	4.22%	$15,115
Class R-3	9.96%	4.84%	4.50%	$15,535

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for LifePath 2050 Fund on page 67 for a description of the Indices.

2	On December 31, 2017, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 51.23% Bloomberg Barclays U.S. Aggregate Bond Index, 22.16% Russell 1000 Index, 11.57% MSCI ACWI ex-U.S. IMI Index, 8.77% Bloomberg Barclays U.S. TIPS Index, 4.77% Russell 2000 Index, and 1.50% Cohen & Steers Realty Majors Index. Unlike an investment in the LifePath Retirement Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath Retirement Fund during the reporting period?

As of December 31, 2017, the LifePath Underlying Funds within the LifePath Retirement Fund had the following composition:

LifePath Underlying Fund	% of LifePath Retirement Fund’s Net Assets*
iShares Core U.S. Aggregate Bond ETF	50.94%
iShares Russell 1000 ETF	22.31%
iShares TIPS Bond ETF	8.55%
iShares Core MSCI EAFE ETF	8.06%
iShares Russell 2000 ETF	4.96%
iShares Core MSCI Emerging Markets ETF	2.90%
iShares Cohen & Steers REIT ETF	1.42%
iShares MSCI Canada ETF	0.83%

*	Table does not include 0.12% for short-term investments and -0.09% for cash and liabilities, net of other assets. Due to rounding, total may not add to 100%.

The main driver to performance for the LifePath Retirement Fund was its exposure to equities. At the end of December 2017, the LifePath Retirement Fund’s equity allocation was approximately 40% of total net assets. Within the equity allocation, the iShares Russell 1000 ETF was the largest contributor to the LifePath Retirement Fund’s return for the 1-year period ended December 31, 2017. Representative of large-cap U.S. stocks, the iShares Russell 1000 ETF posted a similar total return as its benchmark the Russell 1000 Index (21.52% vs. 21.69%, respectively), and as of year end accounted for approximately 55% of the equity allocation. As of December 31, 2017, the iShares Russell 1000 ETF consisted of 983 holdings, down from 999 at period start.

Support also came from U.S. small-cap stocks and foreign equities within the LifePath Retirement Fund’s equity allocation. For the 1-year period, the iShares Russell 2000 ETF, representing U.S. small-cap stocks, generated a 14.55% return, while the iShares Core MSCI Emerging Markets ETF and iShares Core MSCI EAFE ETF, representing foreign equities, generated total returns of 37.35% and 27.05%, respectively.

From a fixed-income perspective, the LifePath Retirement Fund included an investment in the iShares Core U.S. Aggregate Bond ETF and the iShares TIPS Bond ETF. At approximately 51% of the LifePath Retirement Fund’s total net assets as of year end, the iShares Core U.S. Aggregate Bond ETF represented the largest LifePath Underlying Fund allocation within the Fund and finished as the third largest contributor to the Fund’s return. The iShares Core U.S. Aggregate Bond ETF produced relatively the same return as its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (3.55% vs. 3.54%, respectively), and as of year end, included 6,492 holdings, up from 5,869 to start the period. The iShares TIPS Bond ETF trailed the total return of its benchmark, the Bloomberg Barclays TIPS Index (2.90% vs. 3.01%, respectively) for the year.

Within fixed-income markets, during the year investment grade bonds generally underperformed high-yield bonds, as represented by the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index versus the 7.51% gain from the Bloomberg Barclays High-Yield Bond Index. In addition, shorter-term bonds generally underperformed relative to intermediate- and longer-maturity bonds. Within the Bloomberg Barclays U.S. Aggregate Bond Index, 1-3 year maturities yielded 0.86% while 5-7 year maturities and 10+ year maturities returned 2.59% and 10.47%, respectively.

Among the smallest contributors to the LifePath Retirement Fund’s return were the iShares MSCI Canada ETF and the iShares Cohen & Steers REIT ETF. Representing the Canadian equity market, the MSCI Canada ETF generated a 15.80% total return for the 1-year period, while the iShares Cohen & Steers REIT ETF, representing the U.S. real estate market, provided a 5.09% gain.

Over the course of the year, the asset allocation adjustments within the LifePath Retirement Fund resulted in an approximate 0.1% and 0.3% increase to domestic equity and international equity, while real estate securities decreased 0.1%, respectively. The fixed income allocation decreased approximately 0.2%.

Financial highlights for this Fund can be found on pages 214-215.

State Farm LifePath 2020 Fund

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the State Farm LifePath 2020 Fund perform during the reporting period?

For the 1-year period ended December 31, 2017, Class A shares of the State Farm LifePath 2020 Fund had a total return without sales charges of 11.42%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: 21.83% for the S&P 500 Index and 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index.

Because of the multi-asset structure of the LifePath 2020 Fund, a blended benchmark is also used for comparison purposes in the line graph below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2020 Fund’s investments for the upcoming quarter. The 1-year total return was 12.04% for the LifePath 2020 Fund’s blended benchmark, which had the following composition as of December 31, 2017:

Index	LifePath 2020 Fund’s Blended Benchmark Weighting
Bloomberg Barclays U.S. Aggregate Bond Index	44.89%
Russell 1000 Index	25.98%
MSCI ACWI ex-U.S. IMI Index	14.46%
Bloomberg Barclays U.S. TIPS Index	7.47%
Russell 2000 Index	4.12%
Cohen & Steers Realty Majors Index	3.08%

The line graph and table below provide additional perspective for the State Farm LifePath 2020 Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2017
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	5.82%	4.68%	3.48%	$14,082
Class B - conversion to Class A*	6.22%	4.81%	3.47%	$14,061
Class B - conversion to Premier*	6.22%	4.81%	3.49%	$14,093
Premier (previously Legacy Class A)	5.98%	4.72%	3.51%	$14,120
Legacy Class B - conversion to Class A*	8.38%	5.08%	3.70%	$14,387
Legacy Class B - conversion to Premier*	8.38%	5.08%	3.73%	$14,418
Institutional	11.48%	5.99%	4.25%	$15,163
Class R-1	11.29%	5.46%	3.70%	$14,388
Class R-2	11.32%	5.64%	3.90%	$14,664
Class R-3	11.43%	5.91%	4.19%	$15,072

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for LifePath 2050 Fund on page 67 for a description of the Indices.

2	On December 31, 2017, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 44.89% Bloomberg Barclays U.S. Aggregate Bond Index, 25.98% Russell 1000 Index, 14.46% MSCI ACWI ex-U.S. IMI Index, 7.47% Bloomberg Barclays U.S. TIPS Index, 4.12% Russell 2000 Index, and 3.08% Cohen & Steers Realty Majors Index. Unlike an investment in the LifePath 2020 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2020 Fund during the reporting period?

As of December 31, 2017, the LifePath Underlying Funds within the LifePath 2020 Fund had the following composition:

LifePath Underlying Fund	% of LifePath 2020 Fund’s Net Assets*
iShares Core U.S. Aggregate Bond ETF	45.18%
iShares Russell 1000 ETF	25.71%
iShares Core MSCI EAFE ETF	9.89%
iShares TIPS Bond ETF	7.18%
iShares Russell 2000 ETF	4.24%
iShares Core MSCI Emerging Markets ETF	3.56%
iShares Cohen & Steers REIT ETF	3.16%
iShares MSCI Canada ETF	1.00%

*	Table does not include 0.13% for short-term investments and -0.06% for cash and liabilities, net of other assets. Due to rounding, table may not add to 100%.

The main driver to performance for the LifePath 2020 Fund was its exposure to equities. At the end of December 2017, the LifePath 2020 Fund’s equity allocation was approximately 48% of total net assets. Within the equity allocation, the iShares Russell 1000 ETF was the largest contributor to the LifePath 2020 Fund’s return for the 1-year period ended December 31, 2017.

Representative of large-cap U.S. stocks, the iShares Russell 1000 ETF posted a similar total return as its benchmark the Russell 1000 Index (21.52% vs. 21.69%, respectively) and as of year end accounted for approximately 54% of the equity allocation. At year end, the iShares Russell 1000 ETF consisted of 983 holdings, down from 999 at period start.

Support also came from U.S. small-cap stocks and foreign equities within the LifePath 2020 Fund’s equity allocation. For the year, the iShares Russell 2000 ETF, representing U.S. small-cap stocks, generated a 14.55% return, while the iShares Core MSCI Emerging Markets ETF and iShares Core MSCI EAFE ETF, representing foreign equities, generated total returns of 37.35% and 27.05%, respectively.

From a fixed-income perspective, the LifePath 2020 Fund included an investment in the iShares Core U.S. Aggregate Bond ETF and the iShares TIPS Bond ETF. At approximately 45% of the LifePath 2020 Fund’s total net assets as of year end, the iShares Core U.S. Aggregate Bond ETF represented the largest LifePath Underlying Fund allocation within the Fund and finished as the third largest contributor to the Fund’s return. The iShares Core U.S. Aggregate Bond ETF produced relatively the same return as its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (3.55% vs. 3.54%, respectively), and as of year end, included 6,492 holdings, up from 5,869 to start the period. The iShares TIPS Bond ETF trailed the total return of its benchmark, the Bloomberg Barclays TIPS Index (2.90% vs. 3.01%, respectively), for the year.

Within fixed-income markets, during the year investment grade bonds generally underperformed high-yield bonds, as represented by the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index versus the 7.51% gain from the Bloomberg Barclays High-Yield Bond Index. In addition, shorter-term bonds generally underperformed relative to intermediate- and longer-maturity bonds. Within the Bloomberg Barclays U.S. Aggregate Bond Index, 1-3 year maturities yielded 0.86% while 5-7 year maturities and 10+ year maturities returned 2.59% and 10.47%, respectively.

Among the smallest contributors to the LifePath 2020 Fund’s return were the iShares MSCI Canada ETF and the iShares Cohen & Steers REIT ETF. Representing the Canadian equity market, the MSCI Canada ETF generated a 15.80% total return for the 1-year period, while, the iShares Cohen & Steers REIT ETF, representing the U.S. real estate market, provided a 5.09% return.

Over the course of the year, the asset allocation adjustments within the LifePath 2020 Fund resulted in an approximate 1.4%, 0.6% and 0.4% decrease to domestic equity, international equity and real estate securities, respectively. The fixed income allocation increased approximately 2.3%.

Financial highlights for this Fund can be found on pages 216-217.

State Farm LifePath 2030 Fund

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the State Farm LifePath 2030 Fund perform during the reporting period?

For the 1-year period ended December 31, 2017, Class A shares of the State Farm LifePath 2030 Fund had a total return without sales charges of 15.47%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: 21.83% for the S&P 500 Index and 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index.

Because of the multi-asset structure of the LifePath 2030 Fund, a blended benchmark is also used for comparison purposes in the line graph below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2030 Fund’s investments for the upcoming quarter. The 1-year total return was 16.08% for the LifePath 2030 Fund’s blended benchmark, which had the following composition as of December 31, 2017:

Index	LifePath 2030 Fund’s Blended Benchmark Weighting
Russell 1000 Index	37.47%
Bloomberg Barclays U.S. Aggregate Bond Index	25.41%
MSCI ACWI ex-U.S. IMI Index	23.18%
Cohen & Steers Realty Majors Index	7.83%
Bloomberg Barclays U.S. TIPS Index	3.95%
Russell 2000 Index	2.16%

The line graph and table below provide additional perspective for the State Farm LifePath 2030 Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2017
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	9.67%	6.40%	3.83%	$14,565
Class B - conversion to Class A*	10.43%	6.72%	3.83%	$14,566
Class B - conversion to Premier*	10.43%	6.72%	3.86%	$14,598
Premier (previously Legacy Class A)	9.79%	6.44%	3.85%	$14,595
Legacy Class B - conversion to Class A*	12.36%	6.83%	4.05%	$14,874
Legacy Class B - conversion to Premier*	12.36%	6.83%	4.07%	$14,906
Institutional	15.51%	7.73%	4.61%	$15,688
Class R-1	15.32%	7.19%	4.06%	$14,883
Class R-2	15.37%	7.37%	4.24%	$15,152
Class R-3	15.44%	7.65%	4.56%	$15,622

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for LifePath 2050 Fund on page 67 for a description of the Indices.

2	On December 31, 2017, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 37.47% Russell 1000 Index, 25.41% Bloomberg Barclays U.S. Aggregate Bond Index, 23.18% MSCI ACWI ex-U.S. IMI Index, 7.83% Cohen & Steers Realty Majors Index, 3.95% Bloomberg Barclays U.S. TIPS Index, and 2.16% Russell 2000 Index. Unlike an investment in the LifePath 2030 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2030 Fund during the reporting period?

As of December 31, 2017, the LifePath Underlying Funds within the LifePath 2030 Fund had the following composition:

LifePath Underlying Fund	% of LifePath 2030 Fund’s Net Assets*
iShares Russell 1000 ETF	37.24%
iShares Core U.S. Aggregate Bond ETF	25.63%
iShares Core MSCI EAFE ETF	16.02%
iShares Cohen & Steers REIT ETF	7.58%
iShares Core MSCI Emerging Markets ETF	5.67%
iShares TIPS Bond ETF	3.84%
iShares Russell 2000 ETF	2.37%
iShares MSCI Canada ETF	1.61%

*	Table does not include 0.09% for short-term investments and -0.04% for cash and liabilities, net of other assets. Due to rounding, total may not add to 100%.

The main driver to performance for the LifePath 2030 Fund was its exposure to equities. At the end of December 2017, the LifePath 2030 Fund’s equity allocation was approximately 70% of total net assets. Within the equity allocation, the iShares Russell 1000 ETF was the largest contributor to the LifePath 2030 Fund’s return for the 1-year period ended December 31, 2017.

Representative of large-cap U.S. stocks, the iShares Russell 1000 ETF posted a similar total return as its benchmark, the Russell 1000 Index (21.52% vs. 21.69%, respectively), and as of year end accounted for approximately 53% of the equity allocation. At year end, the iShares Russell 1000 ETF consisted of 983 holdings, down from 999 at period start.

Support also came from U.S. small-cap stocks and foreign equities within the LifePath 2030 Fund’s equity allocation. For the year, the iShares Russell 2000 ETF, representing U.S. small-cap stocks, generated a 14.55% return, while the iShares Core MSCI Emerging Markets ETF and iShares Core MSCI EAFE ETF, representing foreign equities, generated total returns of 37.35% and 27.05%, respectively.

From a fixed-income perspective, the LifePath 2030 Fund included an investment in the iShares Core U.S. Aggregate Bond ETF. At approximately 26% of the LifePath 2030 Fund’s total net assets as of year end, the iShares Core U.S. Aggregate Bond ETF comprised the second largest LifePath Underlying Fund allocation within the Fund, and finished as the fourth largest contributor to the Fund’s return. The iShares Core U.S. Aggregate Bond ETF produced relatively the same return as its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (3.55% vs. 3.54%, respectively), and as of year end, included 6,492 holdings, up from 5,869 to start the period. The iShares TIPS Bond ETF trailed the total return of its benchmark, the Bloomberg Barclays TIPS Index (2.90% vs. 3.01%, respectively), for the year.

Within fixed-income markets, during the year investment grade bonds generally underperformed high-yield bonds, as represented by the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index versus the 7.51% gain from the Bloomberg Barclays High-Yield Bond Index. In addition, shorter-term bonds generally underperformed relative to intermediate- and longer-maturity bonds. Within the Bloomberg Barclays U.S. Aggregate Bond Index, 1-3 year maturities yielded 0.86% while 5-7 year maturities and 10+ year maturities returned 2.59% and 10.47%, respectively.

Among the smallest contributors to the LifePath 2030 Fund’s return were the iShares MSCI Canada and the iShares TIPS Bond ETF. Representing Canadian equity markets, the iShares MSCI Canada ETF generated a 15.80% total return for the one-year period, while the iShares TIPS Bond ETF, representing inflation-protected Treasuries, provided a 2.90% return.

Over the course of the year, the asset allocation adjustments within the LifePath 2030 Fund resulted in approximate 1.4% and 0.3% decreases to domestic equity and real estate securities, respectively, while international equity remained unchanged. The fixed income allocation increased approximately 1.7%.

Financial highlights for this Fund can be found on pages 218-219.

State Farm LifePath 2040 Fund

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the State Farm LifePath 2040 Fund perform during the reporting period?

For the 1-year period ended December 31, 2017, Class A shares of the State Farm LifePath 2040 Fund had a total return without sales charges of 18.92%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: 21.83% for the S&P 500 Index and 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index.

Because of the multi-asset structure of the LifePath 2040 Fund, a blended benchmark is also used for comparison purposes in the line graph below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2040 Fund’s investments for the upcoming quarter. The 1-year total return was 19.62% for the LifePath 2040 Fund’s blended benchmark, which had the following composition as of December 31, 2017:

Index	LifePath 2040 Fund’s Blended Benchmark Weighting
Russell 1000 Index	47.03%
MSCI ACWI ex-U.S. IMI Index	30.60%
Cohen & Steers Realty Majors Index	11.85%
Bloomberg Barclays U.S. Aggregate Bond Index	8.82%
Bloomberg Barclays U.S. TIPS Index	1.16%
Russell 2000 Index	0.54%

The line graph and table below provide additional perspective for the State Farm LifePath 2040 Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2017
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	12.98%	7.80%	4.06%	$14,889
Class B - conversion to Class A*	13.89%	8.14%	4.06%	$14,885
Class B - conversion to Premier*	13.89%	8.14%	4.09%	$14,925
Premier (previously Legacy Class A)	13.19%	7.85%	4.09%	$14,928
Legacy Class B - conversion to Class A*	15.91%	8.26%	4.28%	$15,204
Legacy Class B - conversion to Premier*	15.91%	8.26%	4.31%	$15,244
Institutional	19.02%	9.14%	4.84%	$16,038
Class R-1	18.85%	8.62%	4.27%	$15,198
Class R-2	18.93%	8.80%	4.48%	$15,500
Class R-3	18.93%	9.05%	4.87%	$16,094

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for LifePath 2050 Fund on page 67 for a description of the Indices.

2	On December 31, 2017, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 47.03% Russell 1000 Index, 30.60% MSCI ACWI ex-U.S. IMI Index, 11.85% Cohen & Steers Realty Majors Index, 8.82% Bloomberg Barclays U.S. Aggregate Bond Index, 1.16% Bloomberg Barclays U.S. TIPS Index and 0.54% Russell 2000 Index. Unlike an investment in the LifePath 2040 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2040 Fund during the reporting period?

As of December 31, 2017, the LifePath Underlying Funds within the LifePath 2040 Fund had the following composition:

LifePath Underlying Fund	% of LifePath 2040 Fund’s Net Assets*
iShares Russell 1000 ETF	46.75%
iShares Core MSCI EAFE ETF	21.02%
iShares Cohen & Steers REIT ETF	11.57%
iShares Core U.S. Aggregate Bond ETF	9.13%
iShares Core MSCI Emerging Markets ETF	7.47%
iShares MSCI Canada ETF	2.07%
iShares TIPS Bond ETF	1.16%
iShares Russell 2000 ETF	0.66%

*	Table does not include 0.21% for short-term investments and -0.05% for cash and liabilities, net of other assets. Due to rounding, total may not add to 100%.

The main driver to performance for the LifePath 2040 Fund was its exposure to equities. At the end of December 2017, the LifePath 2040 Fund’s equity allocation was approximately 90% of total net assets. Within the equity allocation, the iShares Russell 1000 ETF was the largest contributor to the LifePath 2040 Fund’s return for the 1-year period. Representative of large-cap U.S. stocks, the iShares Russell 1000 ETF posted a similar total return as its benchmark, the Russell 1000 Index (21.52% vs. 21.69%, respectively), and as of year end accounted for approximately 52% of the equity allocation. At year end, the iShares Russell 1000 ETF consisted of 983 holdings, down from 999 at period start.

Support also came from U.S. small-cap stocks and foreign equities within the LifePath 2040 Fund’s equity allocation. For the year, the iShares Russell 2000 ETF, representing U.S. small-cap stocks, generated a 14.55% return, while the iShares Core MSCI Emerging Markets ETF and iShares Core MSCI EAFE ETF, representing foreign equities, generated total returns of 37.35% and 27.05%, respectively.

Meanwhile, due in part to their relatively small weighting within the LifePath 2040 Fund, the fixed income components were responsible for the smallest contributions to the Fund’s return. The iShares Core U.S. Aggregate Bond ETF and the iShares TIPS Bond ETF produced returns of 3.55% and 2.90%, respectively. Within fixed-income markets, during the year investment grade bonds generally underperformed high-yield bonds, as represented by the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index versus the 7.51% gain from the Bloomberg Barclays High-Yield Bond Index. In addition, shorter-term bonds generally underperformed relative to intermediate- and longer-maturity bonds. Within the Bloomberg Barclays U.S. Aggregate Bond Index, 1-3 year maturities yielded 0.86% while 5-7 year maturities and 10+ year maturities returned 2.59% and 10.47%, respectively.

Over the course of the year, the asset allocation adjustments within the LifePath 2040 Fund resulted in an approximate 1.5% and 0.4% decrease domestic equity and real estate, while international equity remained unchanged. The fixed income allocation increased approximately 1.7%.

Financial highlights for this Fund can be found on pages 220-221.

State Farm LifePath 2050 Fund

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the State Farm LifePath 2050 Fund perform during the reporting period?

For the 1-year period ended December 31, 2017, Class A shares of the State Farm LifePath 2050 Fund had a total return without sales charges of 20.39%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: 21.83% for the S&P 500 Index and 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index.

Because of the multi-asset structure of the LifePath 2050 Fund, a blended benchmark is also used for comparison purposes in the line graph below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2050 Fund’s investments for the upcoming quarter. The total return was 21.16% for the LifePath 2050 Fund’s blended benchmark, which had the following composition as of December 31, 2017:

Index	LifePath 2050 Fund’s Blended Benchmark Weighting
Russell 1000 Index	49.97%
MSCI ACWI ex-U.S. IMI Index	34.84%
Cohen & Steers Realty Majors Index	13.91%
Bloomberg Barclays U.S. Aggregate Bond Index	1.00%
Russell 2000 Index	0.28%
Bloomberg Barclays U.S. TIPS Index	0.00%

The line graph and table below provide additional perspective for the State Farm LifePath 2050 Fund’s long term results.

Comparison of change in value of $10,000 investment for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2017
	1 YEAR	5 YEAR	Life of Class		Ending Value of a $10,000 Investment***
Class A	14.40%	8.65%	6.05	%*	$17,441
Premier	14.56%	Not Applicable	23.26	%**	$12,326
Class R-1	20.21%	9.46%	6.33	%*	$17,872
Class R-2	20.24%	9.63%	6.51	%*	$18,167

*	From 07/14/2008.

**	From 05/23/2016.

***	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect a maximum sales charge of 5% for all Class A and Premier shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The S&P 500 Index represents an unmanaged group of stocks, tracking the common stock performance of 500 large U.S. companies in the manufacturing, utilities, transportation and financial industries.

2	The Bloomberg Barclays U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year.

The Indices represent unmanaged groups of securities that differ from the composition of the LifePath Funds. Unlike an investment in the LifePath Funds, a theoretical investment in any of the Indices does not reflect any expenses. It is not possible to invest directly in an index.

3	On December 31, 2017, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 49.97% Russell 1000 Index, 34.84% MSCI ACWI ex-U.S. IMI Index, 13.91% Cohen & Steers Realty Majors Index, 1.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 0.28% Russell 2000 Index. Unlike an investment in the LifePath 2050 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2050 Fund during the reporting period?

As of December 31, 2017, the LifePath Underlying Funds within the LifePath 2050 Fund had the following composition:

LifePath Underlying Fund	% of LifePath 2050 Fund’s Net Assets*
iShares Russell 1000 ETF	50.04%
iShares Core MSCI EAFE ETF	24.25%
iShares Cohen & Steers REIT ETF	13.52%
iShares Core MSCI Emerging Markets ETF	8.48%
iShares MSCI Canada ETF	2.31%
iShares Core U.S. Aggregate Bond ETF	0.84%
iShares Russell 2000 ETF	0.40%
iShares TIPS Bond ETF	0.00%

*	Table does not include 0.21% for short-term investments and -0.05% for cash and liabilities, net of other assets. Due to rounding, total may not add to 100%.

The main driver to performance for the LifePath 2050 Fund was its exposure to equities. At the end of December 2017, the LifePath 2050 Fund’s equity allocation was approximately 99% of total net assets. Within the equity allocation, the iShares Russell 1000 ETF was the largest contributor to the LifePath 2050 Fund’s return for the year. Representative of large-cap U.S. stocks, the iShares Russell 1000 ETF posted a similar total return as its benchmark the Russell 1000 Index (21.52% vs. 21.69%, respectively) and as of year end accounted for approximately 51% of the equity allocation. At year end, the iShares Russell 1000 ETF consisted of 983 holdings, down from 999 at period start.

Support also came from U.S. small-cap stocks and foreign equities within the LifePath 2050 Fund’s equity allocation. For the year, the iShares Russell 2000 ETF, representing U.S. small-cap stocks, generated a 14.55% return, while the iShares Core MSCI Emerging Markets ETF and iShares Core MSCI EAFE ETF, representing foreign equities, generated total returns of 37.35% and 27.05%, respectively.

Meanwhile, due in part to its relatively small weighting within the LifePath 2050 Fund, the iShares Core U.S. Aggregate Bond ETF - which comprised the entire fixed income portion of the Fund - was responsible for the smallest contribution to the Fund’s return. For the period, the iShares Core U.S. Aggregate Bond ETF gained 3.55%. Within fixed-income markets, during the year investment grade bonds generally underperformed high-yield bonds, as represented by the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index versus the 7.51% gain from the Bloomberg Barclays High-Yield Bond Index. In addition, shorter-term bonds generally underperformed relative to intermediate- and longer-maturity bonds. Within the Bloomberg Barclays U.S. Aggregate Bond Index, 1-3 year maturities yielded 0.86% while 5-7 year maturities and 10+ year maturities returned 2.59% and 10.47%, respectively.

Over the course of the year, the asset allocation adjustments within the LifePath 2050 Fund resulted in an approximate 1.1% and 0.1% decrease to domestic equity and real estate securities, while the allocation to international equity increased 0.8%. The fixed income allocation decreased approximately 0.1%.

Financial highlights for this Fund can be found on pages 222-223.

Expense Example (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and certain redemptions; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; shareholder servicing fees; and other Fund expenses. The Example in the following table for each Fund below is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The Actual information in the table under each Fund name below provides information about actual account values and actual expenses for each Class of shares. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund Class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual information line under the heading entitled “Expenses Paid During Period” for the applicable Fund Class to estimate the expenses you paid on your account for that Fund Class during the period. If your account has multiple Fund positions, add up the results calculated for each Fund position by Class within your account to estimate the expenses you paid on your total account value. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account holding Class A, Class B, Premier, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The Hypothetical information in the table under each Fund name below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio by Class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Class indicated. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account holding Class A, Class B, Premier, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of increasing the costs of investing.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) applicable to Class A, Class B, Premier, and Legacy Class B shares. Therefore, the Hypothetical information in the table under each Fund name is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

State Farm Equity Fund

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Period July 1, 2017 to December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017[1]
Actual
Class A Shares	$1,000.00	$1,133.77	0.89%	$4.79
Class B Shares	$1,000.00	$1,134.70	0.89%	$4.79
Premier Shares	$1,000.00	$1,134.52	0.79%	$4.25
Legacy Class B Shares	$1,000.00	$1,134.52	0.89%	$4.79
Institutional Shares	$1,000.00	$1,133.72	0.89%	$4.79
Class R-1 Shares	$1,000.00	$1,133.83	0.96%	$5.16
Class R-2 Shares	$1,000.00	$1,133.50	0.96%	$5.16
Class R-3 Shares	$1,000.00	$1,133.58	0.96%	$5.16

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.72	0.89%	$4.53
Class B Shares	$1,000.00	$1,020.72	0.89%	$4.53
Premier Shares	$1,000.00	$1,021.22	0.79%	$4.02
Legacy Class B Shares	$1,000.00	$1,020.72	0.89%	$4.53
Institutional Shares	$1,000.00	$1,020.72	0.89%	$4.53
Class R-1 Shares	$1,000.00	$1,020.37	0.96%	$4.89
Class R-2 Shares	$1,000.00	$1,020.37	0.96%	$4.89
Class R-3 Shares	$1,000.00	$1,020.37	0.96%	$4.89

State Farm Small/Mid Cap Equity Fund

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Period July 1, 2017 to December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017[1]
Actual
Class A Shares	$1,000.00	$1,088.58	0.84%	$4.42
Class B Shares	$1,000.00	$1,088.94	0.84%	$4.42
Premier Shares	$1,000.00	$1,088.36	0.74%	$3.90
Legacy Class B Shares	$1,000.00	$1,088.24	0.84%	$4.42
Institutional Shares	$1,000.00	$1,088.98	0.84%	$4.42
Class R-1 Shares	$1,000.00	$1,087.78	0.91%	$4.79
Class R-2 Shares	$1,000.00	$1,087.53	0.91%	$4.79
Class R-3 Shares	$1,000.00	$1,088.10	0.91%	$4.79

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.97	0.84%	$4.28
Class B Shares	$1,000.00	$1,020.97	0.84%	$4.28
Premier Shares	$1,000.00	$1,021.48	0.74%	$3.77
Legacy Class B Shares	$1,000.00	$1,020.97	0.84%	$4.28
Institutional Shares	$1,000.00	$1,020.97	0.84%	$4.28
Class R-1 Shares	$1,000.00	$1,020.62	0.91%	$4.63
Class R-2 Shares	$1,000.00	$1,020.62	0.91%	$4.63
Class R-3 Shares	$1,000.00	$1,020.62	0.91%	$4.63

State Farm International Equity Fund

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Period July 1, 2017 to December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017[1]
Actual
Class A Shares	$1,000.00	$1,109.69	1.23%	$6.54
Class B Shares	$1,000.00	$1,109.65	1.23%	$6.54
Premier Shares	$1,000.00	$1,110.49	1.13%	$6.01
Legacy Class B Shares	$1,000.00	$1,110.06	1.23%	$6.54
Institutional Shares	$1,000.00	$1,109.94	1.23%	$6.54
Class R-1 Shares	$1,000.00	$1,109.56	1.30%	$6.91
Class R-2 Shares	$1,000.00	$1,109.27	1.30%	$6.91
Class R-3 Shares	$1,000.00	$1,109.01	1.30%	$6.91

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.00	1.23%	$6.26
Class B Shares	$1,000.00	$1,019.00	1.23%	$6.26
Premier Shares	$1,000.00	$1,019.51	1.13%	$5.75
Legacy Class B Shares	$1,000.00	$1,019.00	1.23%	$6.26
Institutional Shares	$1,000.00	$1,019.00	1.23%	$6.26
Class R-1 Shares	$1,000.00	$1,018.65	1.30%	$6.61
Class R-2 Shares	$1,000.00	$1,018.65	1.30%	$6.61
Class R-3 Shares	$1,000.00	$1,018.65	1.30%	$6.61

State Farm S&P 500 Index Fund

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Period July 1, 2017 to December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017[1]
Actual
Class A Shares	$1,000.00	$1,111.63	0.39%	$2.08
Class B Shares	$1,000.00	$1,111.82	0.39%	$2.08
Premier Shares	$1,000.00	$1,112.61	0.29%	$1.54
Legacy Class B Shares	$1,000.00	$1,111.97	0.39%	$2.08
Institutional Shares	$1,000.00	$1,111.81	0.39%	$2.08
Class R-1 Shares	$1,000.00	$1,111.93	0.46%	$2.45
Class R-2 Shares	$1,000.00	$1,111.59	0.46%	$2.45
Class R-3 Shares	$1,000.00	$1,111.99	0.46%	$2.45

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,023.24	0.39%	$1.99
Class B Shares	$1,000.00	$1,023.24	0.39%	$1.99
Premier Shares	$1,000.00	$1,023.74	0.29%	$1.48
Legacy Class B Shares	$1,000.00	$1,023.24	0.39%	$1.99
Institutional Shares	$1,000.00	$1,023.24	0.39%	$1.99
Class R-1 Shares	$1,000.00	$1,022.89	0.46%	$2.35
Class R-2 Shares	$1,000.00	$1,022.89	0.46%	$2.35
Class R-3 Shares	$1,000.00	$1,022.89	0.46%	$2.35

State Farm Small Cap Index Fund

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Period July 1, 2017 to December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017[1]
Actual
Class A Shares	$1,000.00	$1,089.76	0.46%	$2.42
Class B Shares	$1,000.00	$1,089.38	0.46%	$2.42
Premier Shares	$1,000.00	$1,090.09	0.36%	$1.90
Legacy Class B Shares	$1,000.00	$1,089.13	0.46%	$2.42
Institutional Shares	$1,000.00	$1,089.16	0.46%	$2.42
Class R-1 Shares	$1,000.00	$1,089.33	0.53%	$2.79
Class R-2 Shares	$1,000.00	$1,089.01	0.53%	$2.79
Class R-3 Shares	$1,000.00	$1,088.98	0.53%	$2.79

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,022.89	0.46%	$2.35
Class B Shares	$1,000.00	$1,022.89	0.46%	$2.35
Premier Shares	$1,000.00	$1,023.39	0.36%	$1.84
Legacy Class B Shares	$1,000.00	$1,022.89	0.46%	$2.35
Institutional Shares	$1,000.00	$1,022.89	0.46%	$2.35
Class R-1 Shares	$1,000.00	$1,022.53	0.53%	$2.70
Class R-2 Shares	$1,000.00	$1,022.53	0.53%	$2.70
Class R-3 Shares	$1,000.00	$1,022.53	0.53%	$2.70

State Farm International Index Fund

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Period July 1, 2017 to December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017[1]
Actual
Class A Shares	$1,000.00	$1,093.78	0.57%	$3.01
Class B Shares	$1,000.00	$1,093.93	0.57%	$3.01
Premier Shares	$1,000.00	$1,094.33	0.47%	$2.48
Legacy Class B Shares	$1,000.00	$1,093.40	0.57%	$3.01
Institutional Shares	$1,000.00	$1,093.56	0.57%	$3.01
Class R-1 Shares	$1,000.00	$1,093.28	0.64%	$3.38
Class R-2 Shares	$1,000.00	$1,093.35	0.64%	$3.38
Class R-3 Shares	$1,000.00	$1,093.23	0.64%	$3.38

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,022.33	0.57%	$2.91
Class B Shares	$1,000.00	$1,022.33	0.57%	$2.91
Premier Shares	$1,000.00	$1,022.84	0.47%	$2.40
Legacy Class B Shares	$1,000.00	$1,022.33	0.57%	$2.91
Institutional Shares	$1,000.00	$1,022.33	0.57%	$2.91
Class R-1 Shares	$1,000.00	$1,021.98	0.64%	$3.26
Class R-2 Shares	$1,000.00	$1,021.98	0.64%	$3.26
Class R-3 Shares	$1,000.00	$1,021.98	0.64%	$3.26

State Farm Equity and Bond Fund2

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Period July 1, 2017 to December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017[1]
Actual
Class A Shares	$1,000.00	$1,088.12	0.00%		$0.00
Class B Shares	$1,000.00	$1,087.15	0.00%		$0.00
Premier Shares	$1,000.00	$1,088.77	-0.10%	-$	0.53
Legacy Class B Shares	$1,000.00	$1,086.78	0.00%		$0.00
Institutional Shares	$1,000.00	$1,089.47	0.00%		$0.00
Class R-1 Shares	$1,000.00	$1,087.08	0.07%		$0.37
Class R-2 Shares	$1,000.00	$1,088.35	0.07%		$0.37
Class R-3 Shares	$1,000.00	$1,088.09	0.07%		$0.37

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,025.21	0.00%		$0.00
Class B Shares	$1,000.00	$1,025.21	0.00%		$0.00
Premier Shares	$1,000.00	$1,025.71	-0.10%	-$	0.51
Legacy Class B Shares	$1,000.00	$1,025.21	0.00%		$0.00
Institutional Shares	$1,000.00	$1,025.21	0.00%		$0.00
Class R-1 Shares	$1,000.00	$1,024.85	0.07%		$0.36
Class R-2 Shares	$1,000.00	$1,024.85	0.07%		$0.36
Class R-3 Shares	$1,000.00	$1,024.85	0.07%		$0.36

State Farm Bond Fund

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Period July 1, 2017 to December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017[1]
Actual
Class A Shares	$1,000.00	$1,021.27	0.40%	$2.04
Class B Shares	$1,000.00	$1,020.26	0.40%	$2.04
Premier Shares	$1,000.00	$1,021.38	0.30%	$1.53
Legacy Class B Shares	$1,000.00	$1,019.36	0.40%	$2.04
Institutional Shares	$1,000.00	$1,020.97	0.40%	$2.04
Class R-1 Shares	$1,000.00	$1,019.93	0.47%	$2.39
Class R-2 Shares	$1,000.00	$1,019.52	0.47%	$2.39
Class R-3 Shares	$1,000.00	$1,020.27	0.47%	$2.39

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,023.19	0.40%	$2.04
Class B Shares	$1,000.00	$1,023.19	0.40%	$2.04
Premier Shares	$1,000.00	$1,023.69	0.30%	$1.53
Legacy Class B Shares	$1,000.00	$1,023.19	0.40%	$2.04
Institutional Shares	$1,000.00	$1,023.19	0.40%	$2.04
Class R-1 Shares	$1,000.00	$1,022.84	0.47%	$2.40
Class R-2 Shares	$1,000.00	$1,022.84	0.47%	$2.40
Class R-3 Shares	$1,000.00	$1,022.84	0.47%	$2.40

State Farm Tax Advantaged Bond Fund

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Period July 1, 2017 to December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017[1]
Actual
Class A Shares	$1,000.00	$993.52	0.41%	$2.06
Class B Shares	$1,000.00	$992.53	0.41%	$2.06
Premier Shares	$1,000.00	$994.82	0.31%	$1.56
Legacy Class B Shares	$1,000.00	$992.52	0.41%	$2.06

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,023.14	0.41%	$2.09
Class B Shares	$1,000.00	$1,023.14	0.41%	$2.09
Premier Shares	$1,000.00	$1,023.64	0.31%	$1.58
Legacy Class B Shares	$1,000.00	$1,023.14	0.41%	$2.09

State Farm Money Market Fund

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Period July 1, 2017 to December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017[1]
Actual
Class A Shares	$1,000.00	$1,003.73	0.42%	$2.12
Class B Shares	$1,000.00	$1,002.67	0.61%	$3.08
Premier Shares	$1,000.00	$1,004.74	0.32%	$1.62
Legacy Class B Shares	$1,000.00	$1,002.45	0.66%	$3.33
Institutional Shares	$1,000.00	$1,004.12	0.42%	$2.12
Class R-1 Shares	$1,000.00	$1,002.41	0.64%	$3.23
Class R-2 Shares	$1,000.00	$1,002.88	0.54%	$2.73
Class R-3 Shares	$1,000.00	$1,003.42	0.49%	$2.47

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,023.09	0.42%	$2.14
Class B Shares	$1,000.00	$1,022.13	0.61%	$3.11
Premier Shares	$1,000.00	$1,023.59	0.32%	$1.63
Legacy Class B Shares	$1,000.00	$1,021.88	0.66%	$3.36
Institutional Shares	$1,000.00	$1,023.09	0.42%	$2.14
Class R-1 Shares	$1,000.00	$1,021.98	0.64%	$3.26
Class R-2 Shares	$1,000.00	$1,022.48	0.54%	$2.75
Class R-3 Shares	$1,000.00	$1,022.74	0.49%	$2.50

State Farm LifePath Retirement Fund2

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Period July 1, 2017 to December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017[1]
Actual
Class A Shares	$1,000.00	$1,053.69	0.54%	$2.80
Class B Shares	$1,000.00	$1,051.73	0.54%	$2.79
Premier Shares	$1,000.00	$1,054.16	0.44%	$2.28
Legacy Class B Shares	$1,000.00	$1,052.31	0.54%	$2.79
Institutional Shares	$1,000.00	$1,053.78	0.54%	$2.80
Class R-1 Shares	$1,000.00	$1,051.99	0.61%	$3.16
Class R-2 Shares	$1,000.00	$1,052.14	0.61%	$3.16
Class R-3 Shares	$1,000.00	$1,053.12	0.61%	$3.16

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,022.48	0.54%	$2.75
Class B Shares	$1,000.00	$1,022.48	0.54%	$2.75
Premier Shares	$1,000.00	$1,022.99	0.44%	$2.24
Legacy Class B Shares	$1,000.00	$1,022.48	0.54%	$2.75
Institutional Shares	$1,000.00	$1,022.48	0.54%	$2.75
Class R-1 Shares	$1,000.00	$1,022.13	0.61%	$3.11
Class R-2 Shares	$1,000.00	$1,022.13	0.61%	$3.11
Class R-3 Shares	$1,000.00	$1,022.13	0.61%	$3.11

State Farm LifePath 2020 Fund2

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Period July 1, 2017 to December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017[1]
Actual
Class A Shares	$1,000.00	$1,053.86	0.54%	$2.80
Class B Shares	$1,000.00	$1,053.79	0.54%	$2.80
Premier Shares	$1,000.00	$1,054.64	0.44%	$2.28
Legacy Class B Shares	$1,000.00	$1,053.72	0.54%	$2.80
Institutional Shares	$1,000.00	$1,053.76	0.54%	$2.80
Class R-1 Shares	$1,000.00	$1,052.95	0.61%	$3.16
Class R-2 Shares	$1,000.00	$1,053.33	0.61%	$3.16
Class R-3 Shares	$1,000.00	$1,053.18	0.61%	$3.16

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,022.48	0.54%	$2.75
Class B Shares	$1,000.00	$1,022.48	0.54%	$2.75
Premier Shares	$1,000.00	$1,022.99	0.44%	$2.24
Legacy Class B Shares	$1,000.00	$1,022.48	0.54%	$2.75
Institutional Shares	$1,000.00	$1,022.48	0.54%	$2.75
Class R-1 Shares	$1,000.00	$1,022.13	0.61%	$3.11
Class R-2 Shares	$1,000.00	$1,022.13	0.61%	$3.11
Class R-3 Shares	$1,000.00	$1,022.13	0.61%	$3.11

State Farm LifePath 2030 Fund2

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Period July 1, 2017 to December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017[1]
Actual
Class A Shares	$1,000.00	$1,072.95	0.55%	$2.87
Class B Shares	$1,000.00	$1,072.97	0.55%	$2.87
Premier Shares	$1,000.00	$1,073.44	0.45%	$2.35
Legacy Class B Shares	$1,000.00	$1,073.10	0.55%	$2.87
Institutional Shares	$1,000.00	$1,072.53	0.55%	$2.87
Class R-1 Shares	$1,000.00	$1,072.44	0.62%	$3.24
Class R-2 Shares	$1,000.00	$1,071.83	0.62%	$3.24
Class R-3 Shares	$1,000.00	$1,072.53	0.62%	$3.24

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,022.43	0.55%	$2.80
Class B Shares	$1,000.00	$1,022.43	0.55%	$2.80
Premier Shares	$1,000.00	$1,022.94	0.45%	$2.29
Legacy Class B Shares	$1,000.00	$1,022.43	0.55%	$2.80
Institutional Shares	$1,000.00	$1,022.43	0.55%	$2.80
Class R-1 Shares	$1,000.00	$1,022.08	0.62%	$3.16
Class R-2 Shares	$1,000.00	$1,022.08	0.62%	$3.16
Class R-3 Shares	$1,000.00	$1,022.08	0.62%	$3.16

State Farm LifePath 2040 Fund2

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Period July 1, 2017 to December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017[1]
Actual
Class A Shares	$1,000.00	$1,089.00	0.54%	$2.84
Class B Shares	$1,000.00	$1,089.02	0.54%	$2.84
Premier Shares	$1,000.00	$1,089.82	0.44%	$2.32
Legacy Class B Shares	$1,000.00	$1,089.09	0.54%	$2.84
Institutional Shares	$1,000.00	$1,088.81	0.54%	$2.84
Class R-1 Shares	$1,000.00	$1,088.57	0.61%	$3.21
Class R-2 Shares	$1,000.00	$1,088.96	0.61%	$3.21
Class R-3 Shares	$1,000.00	$1,088.30	0.61%	$3.21

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,022.48	0.54%	$2.75
Class B Shares	$1,000.00	$1,022.48	0.54%	$2.75
Premier Shares	$1,000.00	$1,022.99	0.44%	$2.24
Legacy Class B Shares	$1,000.00	$1,022.48	0.54%	$2.75
Institutional Shares	$1,000.00	$1,022.48	0.54%	$2.75
Class R-1 Shares	$1,000.00	$1,022.13	0.61%	$3.11
Class R-2 Shares	$1,000.00	$1,022.13	0.61%	$3.11
Class R-3 Shares	$1,000.00	$1,022.13	0.61%	$3.11

State Farm LifePath 2050 Fund2

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Period July 1, 2017 to December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017[1]
Actual
Class A Shares	$1,000.00	$1,096.30	0.58%	$3.06
Premier Shares	$1,000.00	$1,096.80	0.48%	$2.54
Class R-1 Shares	$1,000.00	$1,094.84	0.65%	$3.43
Class R-2 Shares	$1,000.00	$1,095.19	0.65%	$3.43

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,022.28	0.58%	$2.96
Premier Shares	$1,000.00	$1,022.79	0.48%	$2.45
Class R-1 Shares	$1,000.00	$1,021.93	0.65%	$3.31
Class R-2 Shares	$1,000.00	$1,021.93	0.65%	$3.31

1	Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2	The expense examples do not reflect acquired fund fees and expenses.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Common Stocks (98.79%)
Consumer Discretionary (11.05%)
Amazon.com Inc. (a)	4,500	$5,262,615
Aptiv PLC	32,900	2,790,910
Comcast Corp. Class A	227,605	9,115,577
Delphi Technologies PLC (a)	10,966	575,386
Domino’s Pizza Inc.	17,700	3,344,592
GAP Inc., The	55,400	1,886,924
Home Depot Inc., The	38,075	7,216,355
Lear Corp.	23,000	4,063,180
Netflix Inc. (a)	27,900	5,355,684
Nordstrom Inc.	59,600	2,823,848
NVR Inc. (a)	1,000	3,508,220
Priceline Group Inc., The (a)	1,300	2,259,062
Target Corp.	40,900	2,668,725
Thor Industries Inc.	16,600	2,501,952
Toll Brothers Inc.	74,700	3,587,094
Ulta Beauty Inc. (a)	22,000	4,920,520
VF Corp.	82,200	6,082,800
Viacom Inc. Class B	65,200	2,008,812

		69,972,256

Consumer Staples (8.38%)
Coca-Cola Co., The	69,700	3,197,835
Colgate-Palmolive Co.	82,775	6,245,374
CVS Health Corp.	64,825	4,699,813
Dr Pepper Snapple Group Inc.	65,925	6,398,681
Estee Lauder Companies Inc. Class A, The	21,300	2,710,212
General Mills Inc.	163,600	9,699,844
Hormel Foods Corp.	177,770	6,469,050
Kellogg Co.	46,400	3,154,272
PepsiCo Inc.	54,675	6,556,626
Sysco Corp.	65,100	3,953,523

		53,085,230

Energy (3.85%)
Chevron Corp.	53,525	6,700,795
EOG Resources Inc.	62,375	6,730,886
Halliburton Co.	97,225	4,751,386
RSP Permian Inc. (a)	151,940	6,180,919

		24,363,986

Financials (12.93%)
Arthur J. Gallagher & Co.	90,100	5,701,529
Bank of America Corp.	403,375	11,907,630
BB&T Corp.	121,160	6,024,075
Capital One Financial Corp.	34,000	3,385,720
Chubb Ltd.	42,580	6,222,215
Intercontinental Exchange Inc.	87,465	6,171,530
JPMorgan Chase & Co.	106,850	11,426,539
Leucadia National Corp.	113,700	3,011,913
Lincoln National Corp.	42,400	3,259,288
Reinsurance Group of America Inc.	18,100	2,822,333
SEI Investments Co.	51,200	3,679,232
U.S. Bancorp	111,075	5,951,399
Wells Fargo & Co.	104,615	6,346,992

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Western Alliance Bancorp (a)	105,450	$5,970,579

		81,880,974

Health Care (13.45%)
Abbott Laboratories	117,360	6,697,734
AbbVie Inc.	36,500	3,529,915
ABIOMED Inc. (a)	17,000	3,185,970
Aetna Inc.	16,550	2,985,455
Align Technology Inc. (a)	34,200	7,598,898
Becton, Dickinson and Co.	46,375	9,927,033
Centene Corp. (a)	41,700	4,206,696
Cigna Corp.	43,700	8,875,033
Gilead Sciences Inc.	49,900	3,574,836
HCA Healthcare Inc. (a)	46,000	4,040,640
IDEXX Laboratories Inc. (a)	30,600	4,785,228
IQVIA Holdings Inc. (a)	16,800	1,644,720
Johnson & Johnson	76,750	10,723,510
Mettler-Toledo International Inc. (a)	7,600	4,708,352
UnitedHealth Group Inc.	21,600	4,761,936
Vertex Pharmaceuticals Inc. (a)	26,000	3,896,360

		85,142,316

Industrials (12.83%)
American Airlines Group Inc.	74,100	3,855,423
Boeing Co., The	40,875	12,054,446
Cintas Corp.	24,500	3,817,835
Deere & Co.	21,700	3,396,267
Delta Air Lines Inc.	54,100	3,029,600
FedEx Corp.	25,175	6,282,170
General Dynamics Corp.	30,569	6,219,263
Honeywell International Inc.	65,275	10,010,574
Huntington Ingalls Industries Inc.	17,600	4,148,320
Rollins Inc.	77,100	3,587,463
Toro Co., The	50,200	3,274,546
Union Pacific Corp.	54,750	7,341,975
United Continental Holdings Inc. (a)	44,100	2,972,340
United Rentals Inc. (a)	36,200	6,223,142
WABCO Holdings Inc. (a)	11,100	1,592,850
Xylem Inc.	50,200	3,423,640

		81,229,854

Information Technology (25.71%)
Accenture PLC Class A	40,460	6,194,020
Alphabet Inc. Class A (a)	5,837	6,148,696
Amdocs Ltd.	94,883	6,212,939
Amphenol Corp. Class A	42,400	3,722,720
Apple Inc.	34,600	5,855,358
Applied Materials Inc.	119,000	6,083,280
Arista Networks Inc. (a)	14,800	3,486,584
Booz Allen Hamilton Holding Corp.	157,587	6,008,792
Broadridge Financial Solutions Inc.	50,700	4,592,406
Cadence Design Systems Inc. (a)	143,300	5,992,806
Cognex Corp.	44,000	2,691,040
Electronic Arts Inc. (a)	21,300	2,237,778

78	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
F5 Networks Inc. (a)	23,300	$3,057,426
GoDaddy Inc. Class A (a)	43,300	2,177,124
Intel Corp.	74,700	3,448,152
Intuit Inc.	34,600	5,459,188
IPG Photonics Corp. (a)	12,000	2,569,560
KLA-Tencor Corp.	32,400	3,404,268
Lam Research Corp.	55,825	10,275,708
Mastercard Inc. Class A	24,400	3,693,184
Microchip Technology Inc.	28,900	2,539,732
Micron Technology Inc. (a)	156,700	6,443,504
Microsoft Corp.	88,005	7,527,948
Motorola Solutions Inc.	65,875	5,951,148
NVIDIA Corp.	37,700	7,294,950
ON Semiconductor Corp. (a)	193,700	4,056,078
Oracle Corp.	122,425	5,788,254
PayPal Holdings Inc. (a)	55,300	4,071,186
Red Hat Inc. (a)	20,100	2,414,010
ServiceNow Inc. (a)	36,100	4,707,079
Take-Two Interactive Software Inc. (a)	31,700	3,480,026
Teradyne Inc.	75,200	3,148,624
Texas Instruments Inc.	87,920	9,182,365
Western Digital Corp.	35,700	2,839,221

		162,755,154

Materials (3.78%)
Avery Dennison Corp.	27,200	3,124,192
Crown Holdings Inc. (a)	52,700	2,964,375
Ecolab Inc.	24,300	3,260,574
LyondellBasell Industries NV Class A	33,100	3,651,592
Sherwin-Williams Co., The	13,805	5,660,602
Southern Copper Corp.	111,500	5,290,675

		23,952,010

Real Estate (2.56%)
CBRE Group Inc. Class A (a)	86,600	3,750,646
Public Storage	28,850	6,029,649
Simon Property Group Inc.	37,525	6,444,544

		16,224,839

Telecommunication Services (2.37%)
AT&T Inc.	263,650	10,250,712
T-Mobile US Inc. (a)	74,400	4,725,144

		14,975,856

	Shares	Value
Common Stocks (Cont.)
Utilities (1.88%)
NextEra Energy Inc.	38,250	$5,974,268
WEC Energy Group Inc.	89,500	5,945,485

		11,919,753

Total Common Stocks
(cost $461,580,845)		625,502,228

Short-term Investments (1.27%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 1.17% (b)	8,008,549	8,008,549

Total Short-term Investments
(cost $8,008,549)		8,008,549

TOTAL INVESTMENTS (100.06%)
(cost $469,589,394)		633,510,777
LIABILITIES, NET OF OTHER ASSETS (-0.06%)		(354,281)

NET ASSETS (100.00%)		$633,156,496

(a)	Non-income producing security.

(b)	Rate shown is the 7-day yield as of December 31, 2017.

See accompanying notes to financial statements.	79

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Common Stocks (47.49%)
Consumer Discretionary (8.03%)
American Axle & Manufacturing Holdings Inc. (a)	84,000	$1,430,520
Big 5 Sporting Goods Corp.	92,300	701,480
Caleres Inc.	27,600	924,048
Conn’s Inc. (a)	49,000	1,741,950
Container Store Group Inc., The (a)	156,600	742,284
Crocs Inc. (a)	150,300	1,899,792
Dana Inc.	98,000	3,136,980
Del Taco Restaurants Inc. (a)	89,100	1,079,892
Fossil Group Inc. (a)	51,000	396,270
KB Home	61,900	1,977,705
LGI Homes Inc. (a)	29,600	2,220,888
M.D.C. Holdings Inc.	44,496	1,418,533
Office Depot Inc.	366,500	1,297,410
Tailored Brands Inc.	84,100	1,835,903
Tower International Inc.	56,300	1,719,965
Weight Watchers International Inc. (a)	36,900	1,633,932

		24,157,552

Consumer Staples (1.33%)
Sanderson Farms Inc.	21,100	2,928,258
SUPERVALU Inc. (a)	49,442	1,067,947

		3,996,205

Energy (3.49%)
Arch Coal Inc. Class A	18,800	1,751,408
California Resources Corp. (a)	131,725	2,560,734
Cloud Peak Energy Inc. (a)	238,700	1,062,215
Denbury Resources Inc. (a)	267,100	590,291
Rowan Companies PLC Class A (a)	142,600	2,233,116
Ship Finance International Ltd.	97,400	1,509,700
W&T Offshore Inc. (a)	234,600	776,526

		10,483,990

Financials (12.23%)
American Equity Investment Life Holding Co.	101,300	3,112,949
Banco Latinoamericano de Comercio Exterior SA	64,700	1,740,430
Banner Corp.	26,300	1,449,656
Capitol Federal Financial Inc.	123,200	1,652,112
Employers Holdings Inc.	43,600	1,935,840
Enstar Group Ltd. (a)	7,700	1,545,775
FBL Financial Group Inc. Class A	11,900	828,835
First BanCorp (a)	237,000	1,208,700
Flagstar Bancorp Inc. (a)	24,200	905,564
Heartland Financial USA Inc.	29,200	1,566,580
Investors Bancorp Inc.	148,600	2,062,568
Kearny Financial Corp.	129,500	1,871,275
National Western Life Group Inc. Class A	6,700	2,217,834
Nationstar Mortgage Holdings Inc. (a)	101,500	1,877,750
Ocwen Financial Corp. (a)	313,100	980,003
PHH Corp. (a)	81,600	840,480
Safety Insurance Group Inc.	22,600	1,817,040
Selective Insurance Group Inc.	49,200	2,888,040

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Stifel Financial Corp.	21,800	$1,298,408
Tristate Capital Holdings Inc. (a)	81,700	1,879,100
Walker & Dunlop Inc. (a)	50,300	2,389,250
Washington Trust Bancorp Inc.	13,800	734,850

		36,803,039

Health Care (2.90%)
Community Health Systems Inc. (a)	72,100	307,146
Enanta Pharmaceuticals Inc. (a)	13,900	815,652
Kindred Healthcare Inc.	209,600	2,033,120
LHC Group Inc. (a)	30,800	1,886,500
Magellan Health Inc. (a)	22,700	2,191,685
Triple-S Management Corp. Class B (a)	60,100	1,493,485

		8,727,588

Industrials (7.69%)
ABM Industries Inc.	19,600	739,312
Acco Brands Corp. (a)	213,000	2,598,600
Aircastle Ltd.	56,600	1,323,874
Albany International Corp. Class A	27,100	1,665,295
Casella Waste Systems Inc. Class A (a)	44,700	1,028,994
EMCOR Group Inc.	11,500	940,125
Federal Signal Corp.	18,800	377,692
GATX Corp.	34,200	2,125,872
Greenbrier Companies Inc., The	41,800	2,227,940
MasTec Inc. (a)	17,200	841,940
Meritor Inc. (a)	95,900	2,249,814
SkyWest Inc.	86,400	4,587,840
Spartan Motors Inc.	20,000	315,000
Sterling Construction Company Inc. (a)	129,700	2,111,516

		23,133,814

Information Technology (5.42%)
AVX Corp.	96,600	1,671,180
Benchmark Electronics Inc. (a)	25,400	739,140
ePlus inc. (a)	23,800	1,789,760
Rosetta Stone Inc. (a)	60,900	759,423
Sanmina Corp. (a)	89,400	2,950,200
Sykes Enterprises Inc. (a)	35,600	1,119,620
Systemax Inc.	51,700	1,720,059
Tech Data Corp. (a)	17,500	1,714,475
TTM Technologies Inc. (a)	60,000	940,200
Unisys Corp. (a)	68,000	554,200
Vishay Intertechnology Inc.	113,400	2,353,050

		16,311,307

Materials (1.60%)
Materion Corp.	23,100	1,122,660
Ryerson Holding Corp. (a)	152,000	1,580,800
SunCoke Energy Inc. (a)	174,800	2,095,852

		4,799,312

Real Estate (2.82%)
Bluerock Residential Growth REIT Inc.	24,100	243,651
CBL & Associates Properties Inc.	197,900	1,120,114

80	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Real Estate (Cont.)
Cousins Properties Inc.	209,400	$1,936,950
Education Realty Trust Inc.	41,600	1,452,672
Global Net Lease Inc.	70,700	1,455,006
Select Income REIT	90,600	2,276,778

		8,485,171

Telecommunication Services (0.43%)
Intelsat SA (a)	262,500	889,875
Windstream Holdings Inc.	218,600	404,410

		1,294,285

Utilities (1.55%)
ALLETE Inc.	17,300	1,286,428
NorthWestern Corp.	26,300	1,570,110
ONE Gas Inc.	24,700	1,809,522

		4,666,060

Total Common Stocks
(cost $121,343,688)		142,858,323

	Shares	Value
Exchange-Traded Funds (51.88%)
iShares Core S&P Mid-Cap ETF	822,321	$156,060,079

Total Exchange-Traded Funds
(cost $142,048,720)		156,060,079

Short-term Investments (0.69%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 1.17% (b)	2,065,620	2,065,620

Total Short-term Investments
(cost $2,065,620)		2,065,620

TOTAL INVESTMENTS (100.06%)
(cost $265,458,028)		300,984,022
LIABILITIES, NET OF OTHER ASSETS (-0.06%)		(180,580)
NET ASSETS (100.00%)

		$300,803,442

(a)	Non-income producing security.

(b)	Rate shown is the 7-day yield as of December 31, 2017.

See accompanying notes to financial statements.	81

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Common Stocks (a) (98.12%)
Australia (1.22%)
Domino’s Pizza Enterprises Ltd.	54,901	$2,000,466

Austria (0.32%)
Bawag Group AG (b) (c)	9,684	516,596

Belgium (2.25%)
Anheuser-Busch InBev SA/NV	32,896	3,675,864

Brazil (0.65%)
Ambev SA	15,500	99,486
Ambev SA ADR	15,544	100,414
Cielo SA	121,800	863,474

		1,063,374

Canada (2.31%)
Barrick Gold Corp.	16,344	236,498
Constellation Software Inc.	2,844	1,724,093
Dollarama Inc.	14,479	1,809,011

		3,769,602

China (4.92%)
Alibaba Group Holding Ltd. Sponsored ADR (b)	32,456	5,596,388
Ctrip.com International Ltd. ADR (b)	42,163	1,859,388
Sinopharm Group Co. Ltd. H Shares	136,800	591,825

		8,047,601

Colombia (1.49%)
Bancolombia SA Sponsored ADR	21,422	849,597
Cementos Argos SA	154,619	596,834
Grupo Argos SA	36,196	253,235
Grupo Aval Acciones y Valores SA ADR	23,817	202,445
Grupo de Inversiones Suramericana	39,326	531,034

		2,433,145

Denmark (1.38%)
Genmab A/S (b)	4,356	722,408
Novo Nordisk A/S Class B	28,605	1,542,117

		2,264,525

France (11.98%)
AXA SA	45,988	1,364,844
Cie Generale des Etablissements Michelin Class B	11,867	1,702,226
Dassault Systemes SA	13,763	1,462,933
Essilor International SA	13,122	1,809,821
Eurofins Scientific SE	2,844	1,732,120
Hermes International	228	122,079
JC Decaux SA	17,059	687,835
L’Oreal SA	6,940	1,540,070
Pernod Ricard SA	11,612	1,838,413
Schneider Electric SE (Paris)	17,529	1,490,338
UbiSoft Entertainment SA (b)	30,458	2,343,997
Unibail-Rodamco SE (Amsterdam)	5,507	1,387,590

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Unibail-Rodamco SE (Paris)	253	$63,748
Vivendi	75,707	2,036,565

		19,582,579

Germany (12.89%)
Allianz SE Reg.	6,609	1,518,557
Aroundtown SA	233,884	1,800,494
Bayer AG Reg.	37,116	4,631,495
Deutsche Boerse AG	24,054	2,793,762
Fresenius SE & Co. KGaA	11,899	929,005
Linde AG Tender Shares (b)	8,000	1,868,406
SAP SE	26,684	2,991,968
Scout24 AG (c)	51,333	2,097,203
Wirecard AG	21,887	2,444,121

		21,075,011

Hong Kong (3.45%)
MGM China Holdings Ltd.	712,000	2,155,270
Tencent Holdings Ltd.	67,000	3,481,700

		5,636,970

India (1.67%)
HDFC Bank Ltd. ADR	16,569	1,684,570
Makemytrip Ltd. (b)	35,267	1,052,720

		2,737,290

Ireland (1.50%)
Ryanair Holdings PLC SP ADR (b)	23,533	2,451,903

Israel (0.53%)
Teva Pharmaceutical Industries Ltd. Sponsored ADR	45,771	867,360

Italy (1.25%)
Telecom Italia SpA (b)	725,541	627,224
Telecom Italia SpA RSP	220,654	157,792
UniCredit SpA (b)	67,720	1,265,934

		2,050,950

Japan (10.25%)
Dentsu Inc.	15,100	639,916
Fanuc Corp.	19,400	4,659,099
Hoya Corp.	16,400	819,163
Japan Tobacco Inc.	25,036	806,796
LIFULL Co. Ltd.	111,100	993,910
MISUMI Group Inc.	83,600	2,433,619
Nintendo Co. Ltd.	2,100	767,686
Olympus Corp.	30,100	1,154,045
Sapporo Holdings Ltd.	5,000	153,095
SMC Corp.	1,500	617,440
SoftBank Group Corp.	9,600	759,991
START TODAY Co. Ltd.	29,100	884,557
Sumitomo Mitsui Financial Group Inc.	8,400	362,913

82	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Tokio Marine Holdings Inc.	37,400	$1,706,442

		16,758,672

Malaysia (0.01%)
Genting BHD Warrants (b)	59,490	21,756

Mexico (0.90%)
Becle SAB de CV (b)	5,500	8,839
Bolsa Mexicana de Valores SAB de CV	382,045	656,933
Fibra Uno Administracion SA de CV	222,700	329,477
Fibra Uno Administracion SA de CV (c)	84,400	124,867
Grupo Televisa SAB Sponsored ADR	19,241	359,229

		1,479,345

Netherlands (9.56%)
ASML Holding NV	31,445	5,476,402
Heineken NV	18,340	1,912,915
ING Groep NV	11,450	210,539
InterXion Holding NV (b)	75,069	4,423,816
Koninklijke Philips NV	62,756	2,374,891
QIAGEN NV	39,932	1,235,097

		15,633,660

Norway (0.27%)
Statoil ASA	20,576	439,056

Spain (1.30%)
Banco Bilbao Vizcaya Argentaria SA	164,795	1,406,250
Cellnex Telecom SA (c)	28,169	721,599

		2,127,849

Sweden (1.71%)
Atlas Copco AB Class A	47,703	2,059,758
Investor AB B Shares	16,167	737,291

		2,797,049

Switzerland (5.68%)
Compagnie Financiere Richemont SA Reg.	13,555	1,228,289
Julius Baer Group Ltd.	50,762	3,104,742
LafargeHolcim Ltd. Reg.	13,827	779,715
Nestle SA Reg.	16,943	1,457,051
Novartis AG Reg.	16,206	1,370,388
UBS Group AG	72,776	1,339,834

		9,280,019

United Kingdom (13.12%)
ASOS PLC (b)	10,577	958,939
B&M European Value Retail SA	238,410	1,363,524
ConvaTec Group PLC (c)	132,653	368,053
Dechra Pharmaceuticals PLC	57,399	1,624,344
Diageo PLC	44,538	1,638,625
Domino’s Pizza Group PLC	374,185	1,746,498
Great Portland Estates PLC	21,613	200,910
Hargreaves Lansdown PLC	94,402	2,296,774

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Just Eat PLC (b)	108,828	$1,147,556
Land Securities Group PLC	13,225	179,985
Liberty Global PLC Class A (b)	10,872	389,652
Liberty Global PLC Series C (b)	9,792	331,361
Liberty Latin America Ltd. Class A (b)	1,032	20,795
Liberty Latin America Ltd. Class C (b)	1,221	24,286
Reckitt Benckiser Group PLC	43,791	4,090,821
Rolls-Royce Holdings PLC	136,893	1,565,478
Rolls-Royce Holdings PLC Class C Entitlement Shares (b) (d)	6,297,078	8,502
Shire PLC	31,916	1,680,565
Standard Chartered PLC (b)	127,858	1,346,668
Weir Group PLC, The	16,483	472,464

		21,455,800

United States (7.51%)
Las Vegas Sands Corp.	63,831	4,435,616
Schlumberger Ltd.	43,771	2,949,728
Worldpay Inc. Class A (b)	27,536	2,025,273
Wynn Resorts Ltd.	17,044	2,873,448

		12,284,065

Total Common Stocks
(cost $119,342,366)		160,450,507

Preferred Stocks (a) (0.14%)
Colombia (0.14%)
Grupo Argos SA, 0.00%	22,328	143,495
Grupo de Inversiones Suramericana, 0.00%	6,928	90,533

		234,028

Total Preferred Stocks
(cost $220,324)		234,028

See accompanying notes to financial statements.	83

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

Shares		Value
Short-term Investments (0.87%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.21% (e)	1,422,205	$1,422,205

Total Short-term Investments
(cost $1,422,205)		1,422,205

TOTAL INVESTMENTS (99.13%)
(cost $120,984,895)		162,106,740
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.87%)		1,420,943

NET ASSETS (100.00%)		$163,527,683

(a)	The Fund used data provided by an independent statistical fair value service to fair value its holdings listed on the Sao Paulo (Brazil) Stock Exchange which did not trade on the last day of the period because the exchange was closed. This method of fair valuing foreign securities was established in the valuation procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the value of these securities amounted to $3,828,318 or 2.34% of net assets.

(d)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

(e)	Rate shown is the 7-day yield as of December 31, 2017.

ADR - American Depositary Receipt

FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$59,003,596	36.40
United States Dollar	35,391,789	21.83
British Pound	20,689,706	12.76
Japanese Yen	16,758,672	10.34
Swiss Franc	9,280,019	5.73
Hong Kong Dollar	6,228,795	3.84
Canadian Dollar	3,533,104	2.18
Swedish Krona	2,797,049	1.73
Danish Krone	2,264,525	1.40
Australian Dollar	2,000,466	1.23
Colombian Peso	1,615,131	1.00
Mexican Peso	1,120,116	0.69
Brazilian Real	962,960	0.59
Norwegian Krone	439,056	0.27
Malaysian Ringgit	21,756	0.01

Total Investments	$162,106,740	100.00%

SECTOR CLASSIFICATIONS

Sector	Value	%
Information Technology	$36,846,610	22.53
Consumer Discretionary	29,697,336	18.16
Financials	23,986,258	14.67
Health Care	23,452,697	14.34
Consumer Staples	17,322,389	10.59
Industrials	15,758,601	9.64
Real Estate	4,087,071	2.50
Materials	3,878,183	2.37
Energy	3,388,784	2.07
Telecommunication Services	2,266,606	1.39

Total Stocks	160,684,535	98.26
Short-term Investments	1,422,205	0.87
Cash and Other Assets, Net of Liabilities	1,420,943	0.87

Net Assets	$163,527,683	100.00%

84	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Common Stocks (97.73%)
Consumer Discretionary (11.93%)
Advance Auto Parts Inc.	4,818	$480,306
Amazon.com Inc. (a)	26,522	31,016,683
Aptiv PLC	17,888	1,517,439
AutoZone Inc. (a)	1,819	1,293,982
Best Buy Co. Inc.	16,830	1,152,350
BorgWarner Inc.	13,330	681,032
CarMax Inc. (a)	12,148	779,051
Carnival Corp.	26,988	1,791,194
CBS Corp. Class B	23,994	1,415,646
Charter Communications Inc. Class A (a)	12,833	4,311,375
Chipotle Mexican Grill Inc. (a)	1,672	483,258
Comcast Corp. Class A	308,665	12,362,033
Darden Restaurants Inc.	8,352	801,959
Discovery Communications Inc. Class A (a)	9,171	205,247
Discovery Communications Inc. Class C (a)	14,844	314,247
DISH Network Corp. Class A (a)	15,030	717,683
Dollar General Corp.	17,278	1,607,027
Dollar Tree Inc. (a)	15,604	1,674,465
DR Horton Inc.	22,428	1,145,398
Expedia Inc.	8,167	978,162
Foot Locker Inc.	8,958	419,951
Ford Motor Co.	261,170	3,262,013
GAP Inc., The	14,509	494,177
Garmin Ltd.	7,868	468,697
General Motors Co.	84,597	3,467,631
Genuine Parts Co.	9,855	936,324
Goodyear Tire & Rubber Co., The	16,620	536,992
H&R Block Inc.	13,383	350,902
Hanesbrands Inc.	24,898	520,617
Harley-Davidson Inc.	11,829	601,860
Hasbro Inc.	7,501	681,766
Hilton Worldwide Holdings Inc.	13,737	1,097,037
Home Depot Inc., The	77,448	14,678,719
Interpublic Group of Companies Inc., The	26,257	529,341
Kohl’s Corp.	11,153	604,827
L Brands Inc.	15,900	957,498
Leggett & Platt Inc.	8,828	421,360
Lennar Corp. Class A	13,470	851,843
LKQ Corp. (a)	20,105	817,670
Lowe’s Companies Inc.	55,112	5,122,109
Macy’s Inc.	20,403	513,952
Marriott International Inc. Class A	20,266	2,750,704
Mattel Inc.	22,466	345,527
McDonald’s Corp.	52,754	9,080,018
MGM Resorts International	33,718	1,125,844
Michael Kors Holdings Ltd. (a)	10,467	658,898
Mohawk Industries Inc. (a)	4,172	1,151,055
Netflix Inc. (a)	28,643	5,498,310
Newell Brands Inc.	31,915	986,174
News Corp. Class A	25,331	410,616
News Corp. Class B	7,929	131,621
NIKE Inc. Class B	86,952	5,438,848
Nordstrom Inc.	7,696	364,636

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Norwegian Cruise Line Holdings Ltd. (a)	11,852	$631,119
Omnicom Group Inc.	15,734	1,145,907
O’Reilly Automotive Inc. (a)	5,627	1,353,519
Priceline Group Inc., The (a)	3,227	5,607,687
PulteGroup Inc.	17,897	595,075
PVH Corp.	5,310	728,585
Ralph Lauren Corp.	3,493	362,189
Ross Stores Inc.	25,517	2,047,739
Royal Caribbean Cruises Ltd.	11,215	1,337,725
Scripps Networks Interactive Class A	6,236	532,430
Signet Jewelers Ltd.	4,566	258,207
Starbucks Corp.	94,155	5,407,322
Tapestry Inc.	18,953	838,291
Target Corp.	35,971	2,347,108
Tiffany & Co.	6,757	702,390
Time Warner Inc.	51,517	4,712,260
TJX Companies Inc., The	42,106	3,219,425
Tractor Supply Co.	8,499	635,300
TripAdvisor Inc. (a)	7,617	262,482
Twenty-First Century Fox Inc. Class A	70,425	2,431,775
Twenty-First Century Fox Inc. Class B	29,064	991,664
Ulta Beauty Inc. (a)	3,881	868,024
Under Armour Inc. Class A (a)	12,275	177,128
Under Armour Inc. Class C (a)	12,405	165,235
VF Corp.	21,392	1,583,008
Viacom Inc. Class B	23,672	729,334
Walt Disney Co., The	99,946	10,745,194
Whirlpool Corp.	5,014	845,561
Wyndham Worldwide Corp.	7,021	813,523
Wynn Resorts Ltd.	5,329	898,416
Yum! Brands Inc.	22,042	1,798,848

		184,778,544

Consumer Staples (8.01%)
Altria Group Inc.	126,276	9,017,369
Archer-Daniels-Midland Co.	37,949	1,520,996
Brown-Forman Corp. Class B	12,959	889,895
Campbell Soup Co.	12,865	618,935
Church & Dwight Co. Inc.	16,840	844,863
Clorox Co., The	8,488	1,262,505
Coca-Cola Co., The	253,758	11,642,417
Colgate-Palmolive Co.	58,109	4,384,324
Conagra Brands Inc.	26,877	1,012,457
Constellation Brands Inc. Class A	11,505	2,629,698
Costco Wholesale Corp.	28,918	5,382,218
Coty Inc. Class A	31,191	620,389
CVS Health Corp.	67,036	4,860,110
Dr Pepper Snapple Group Inc.	12,285	1,192,382
Estee Lauder Companies Inc. Class A, The	14,936	1,900,457
General Mills Inc.	37,610	2,229,897
Hershey Co., The	9,281	1,053,486
Hormel Foods Corp.	17,747	645,813
JM Smucker Co., The	7,710	957,890
Kellogg Co.	16,701	1,135,334

See accompanying notes to financial statements.	85

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Kimberly-Clark Corp.	23,278	$2,808,723
Kraft Heinz Co., The	39,786	3,093,759
Kroger Co., The	60,496	1,660,615
McCormick & Company Inc.	7,942	809,369
Molson Coors Brewing Co. Class B	12,360	1,014,385
Mondelez International Inc. Class A	98,892	4,232,578
Monster Beverage Corp. (a)	26,853	1,699,526
PepsiCo Inc.	94,111	11,285,793
Philip Morris International Inc.	102,780	10,858,707
Procter & Gamble Co., The	168,998	15,527,536
Sysco Corp.	31,723	1,926,538
Tyson Foods Inc. Class A	19,737	1,600,079
Walgreens Boots Alliance Inc.	57,854	4,201,357
Wal-Mart Stores Inc.	96,863	9,565,221

		124,085,621

Energy (5.94%)
Anadarko Petroleum Corp.	37,074	1,988,649
Andeavor	9,497	1,085,886
Apache Corp.	25,120	1,060,566
Baker Hughes, a GE Co.	28,318	895,982
Cabot Oil & Gas Corp.	31,572	902,959
Chesapeake Energy Corp. (a)	60,267	238,657
Chevron Corp.	125,972	15,770,435
Cimarex Energy Co.	6,285	766,833
Concho Resources Inc. (a)	9,871	1,482,822
ConocoPhillips	79,114	4,342,567
Devon Energy Corp.	35,410	1,465,974
EOG Resources Inc.	38,514	4,156,046
EQT Corp.	15,974	909,240
Exxon Mobil Corp.	281,027	23,505,098
Halliburton Co.	57,834	2,826,348
Helmerich & Payne Inc.	7,029	454,355
Hess Corp.	17,821	845,963
Kinder Morgan Inc.	128,543	2,322,772
Marathon Oil Corp.	56,208	951,601
Marathon Petroleum Corp.	32,321	2,132,540
National-Oilwell Varco Inc.	25,656	924,129
Newfield Exploration Co. (a)	13,150	414,620
Noble Energy Inc.	32,273	940,435
Occidental Petroleum Corp.	50,897	3,749,073
ONEOK Inc.	25,309	1,352,766
Phillips 66	28,627	2,895,621
Pioneer Natural Resources Co.	11,379	1,966,860
Range Resources Corp.	14,976	255,491
Schlumberger Ltd.	91,671	6,177,709
TechnipFMC PLC	29,014	908,428
Valero Energy Corp.	28,957	2,661,438
Williams Companies Inc., The	55,072	1,679,145

		92,031,008

Financials (14.46%)
Affiliated Managers Group Inc.	3,794	778,719
Aflac Inc.	26,364	2,314,232
Allstate Corp., The	23,746	2,486,444
American Express Co.	47,675	4,734,604
American International Group Inc.	59,489	3,544,355

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Ameriprise Financial Inc.	9,789	$1,658,942
Aon PLC	16,537	2,215,958
Arthur J. Gallagher & Co.	11,624	735,567
Assurant Inc.	3,712	374,318
Bank of America Corp.	643,362	18,992,046
Bank of New York Mellon Corp.	67,765	3,649,823
BB&T Corp.	52,207	2,595,732
Berkshire Hathaway Inc. Class B (a)	127,632	25,299,215
BlackRock Inc.	8,169	4,196,497
Brighthouse Financial Inc. (a)	6,540	383,506
Capital One Financial Corp.	32,006	3,187,157
Cboe Global Markets Inc.	7,514	936,169
Charles Schwab Corp., The	79,405	4,079,035
Chubb Ltd.	30,720	4,489,114
Cincinnati Financial Corp.	9,828	736,805
Citigroup Inc.	175,358	13,048,389
Citizens Financial Group Inc.	32,558	1,366,785
CME Group Inc.	22,682	3,312,706
Comerica Inc.	11,569	1,004,305
Discover Financial Services	24,047	1,849,695
E*TRADE Financial Corp. (a)	18,122	898,308
Everest Re Group Ltd.	2,625	580,808
Fifth Third Bancorp	46,692	1,416,635
Franklin Resources Inc.	22,618	980,038
Goldman Sachs Group Inc., The	23,214	5,913,999
Hartford Financial Services Group Inc., The	23,606	1,328,546
Huntington Bancshares Inc.	71,556	1,041,855
Intercontinental Exchange Inc.	38,715	2,731,730
Invesco Ltd.	27,355	999,552
JPMorgan Chase & Co.	230,122	24,609,247
KeyCorp	71,165	1,435,398
Leucadia National Corp.	21,472	568,793
Lincoln National Corp.	15,010	1,153,819
Loews Corp.	18,304	915,749
M&T Bank Corp.	9,960	1,703,060
Marsh & McLennan Companies Inc.	34,212	2,784,515
MetLife Inc.	69,637	3,520,847
Moody’s Corp.	11,135	1,643,637
Morgan Stanley	92,122	4,833,641
Nasdaq Inc.	7,668	589,132
Navient Corp.	19,114	254,598
Northern Trust Corp.	14,236	1,422,034
People’s United Financial Inc.	24,114	450,932
PNC Financial Services Group Inc.	31,487	4,543,259
Principal Financial Group Inc.	17,707	1,249,406
Progressive Corp., The	38,320	2,158,182
Prudential Financial Inc.	28,059	3,226,224
Raymond James Financial Inc.	8,573	765,569
Regions Financial Corp.	76,762	1,326,447
S&P Global Inc.	16,875	2,858,625
State Street Corp.	24,540	2,395,349
SunTrust Banks Inc.	31,502	2,034,714
Synchrony Financial	48,681	1,879,573
T. Rowe Price Group Inc.	16,287	1,708,995
Torchmark Corp.	7,376	669,077
Travelers Companies Inc., The	18,385	2,493,741

86	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
U.S. Bancorp	104,327	$5,589,841
Unum Group	15,529	852,387
Wells Fargo & Co.	293,932	17,832,854
Willis Towers Watson PLC	8,585	1,293,674
XL Group Ltd.	17,526	616,214
Zions Bancorporation	13,524	687,425

		223,928,547

Health Care (13.46%)
Abbott Laboratories	115,774	6,607,222
AbbVie Inc.	105,490	10,201,938
Aetna Inc.	21,580	3,892,816
Agilent Technologies Inc.	21,629	1,448,494
Alexion Pharmaceuticals Inc. (a)	15,054	1,800,308
Align Technology Inc. (a)	4,775	1,060,957
Allergan PLC	22,009	3,600,232
AmerisourceBergen Corp.	11,044	1,014,060
Amgen Inc.	48,038	8,353,808
Anthem Inc.	16,992	3,823,370
Baxter International Inc.	33,173	2,144,303
Becton, Dickinson and Co.	17,618	3,771,254
Biogen Inc. (a)	13,992	4,457,431
Boston Scientific Corp. (a)	91,468	2,267,492
Bristol-Myers Squibb Co.	108,310	6,637,237
Cardinal Health Inc.	21,092	1,292,307
Celgene Corp. (a)	52,077	5,434,756
Centene Corp. (a)	11,274	1,137,321
Cerner Corp. (a)	20,898	1,408,316
Cigna Corp.	16,316	3,313,616
Cooper Companies Inc., The	3,224	702,445
Danaher Corp.	40,645	3,772,669
DaVita Inc. (a)	10,302	744,320
Dentsply Sirona Inc.	15,496	1,020,102
Edwards Lifesciences Corp. (a)	14,095	1,588,647
Eli Lilly and Co.	64,116	5,415,237
Envision Healthcare Corp. (a)	7,758	268,116
Express Scripts Holding Co. (a)	37,480	2,797,507
Gilead Sciences Inc.	86,918	6,226,806
HCA Healthcare Inc. (a)	19,085	1,676,426
Henry Schein Inc. (a)	10,518	734,998
Hologic Inc. (a)	18,369	785,275
Humana Inc.	9,624	2,387,426
IDEXX Laboratories Inc. (a)	5,949	930,305
Illumina Inc. (a)	9,656	2,109,739
Incyte Corp. (a)	11,368	1,076,663
Intuitive Surgical Inc. (a)	7,389	2,696,542
IQVIA Holdings Inc. (a)	9,635	943,267
Johnson & Johnson	178,177	24,894,890
Laboratory Corp. of America Holdings (a)	6,821	1,088,018
McKesson Corp.	14,068	2,193,905
Medtronic PLC	89,575	7,233,181
Merck & Co. Inc.	181,002	10,184,983
Mettler-Toledo International Inc. (a)	1,716	1,063,096
Mylan NV (a)	35,730	1,511,736
Patterson Companies Inc.	5,351	193,332
PerkinElmer Inc.	7,469	546,133

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Perrigo Co. PLC	8,836	$770,146
Pfizer Inc.	395,331	14,318,889
Quest Diagnostics Inc.	9,198	905,911
Regeneron Pharmaceuticals Inc. (a)	5,065	1,904,237
ResMed Inc.	9,462	801,337
Stryker Corp.	21,298	3,297,782
Thermo Fisher Scientific Inc.	26,536	5,038,656
UnitedHealth Group Inc.	64,267	14,168,303
Universal Health Services Inc. Class B	5,965	676,133
Varian Medical Systems Inc. (a)	6,131	681,461
Vertex Pharmaceuticals Inc. (a)	16,643	2,494,120
Waters Corp. (a)	5,411	1,045,351
Zimmer Biomet Holdings Inc.	13,465	1,624,822
Zoetis Inc.	32,755	2,359,670

		208,539,820

Industrials (10.05%)
3M Co.	39,492	9,295,233
A.O. Smith Corp.	9,829	602,321
Acuity Brands Inc.	2,893	509,168
Alaska Air Group Inc.	8,264	607,487
Allegion PLC	6,309	501,944
American Airlines Group Inc.	28,878	1,502,522
AMETEK Inc.	15,439	1,118,864
Arconic Inc.	28,030	763,817
Boeing Co., The	37,130	10,950,008
Caterpillar Inc.	39,314	6,195,100
CH Robinson Worldwide Inc.	9,499	846,266
Cintas Corp.	5,758	897,269
CSX Corp.	59,143	3,253,456
Cummins Inc.	10,270	1,814,093
Deere & Co.	21,311	3,335,385
Delta Air Lines Inc.	43,407	2,430,792
Dover Corp.	10,345	1,044,742
Eaton Corp. PLC	29,157	2,303,695
Emerson Electric Co.	43,129	3,005,660
Equifax Inc.	7,900	931,568
Expeditors International of Washington Inc.	12,182	788,054
Fastenal Co.	18,969	1,037,415
FedEx Corp.	16,326	4,073,990
Flowserve Corp.	8,630	363,582
Fluor Corp.	9,309	480,810
Fortive Corp.	20,202	1,461,615
Fortune Brands Home & Security Inc.	10,115	692,271
General Dynamics Corp.	18,555	3,775,015
General Electric Co.	573,882	10,014,241
Harris Corp.	7,888	1,117,335
Honeywell International Inc.	50,414	7,731,491
IHS Markit Ltd. (a)	24,203	1,092,765
Illinois Tool Works Inc.	20,405	3,404,574
Ingersoll-Rand PLC	16,535	1,474,757
J.B. Hunt Transport Services Inc.	5,648	649,407
Jacobs Engineering Group Inc.	8,155	537,904
Johnson Controls International PLC	61,241	2,333,894
Kansas City Southern	7,107	747,799
L3 Technologies Inc.	5,126	1,014,179

See accompanying notes to financial statements.	87

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Lockheed Martin Corp.	16,613	$5,333,604
Masco Corp.	21,700	953,498
Nielsen Holdings PLC	22,236	809,390
Norfolk Southern Corp.	18,936	2,743,826
Northrop Grumman Corp.	11,600	3,560,156
PACCAR Inc.	23,598	1,677,346
Parker Hannifin Corp.	8,849	1,766,083
Pentair PLC	11,031	779,009
Quanta Services Inc. (a)	9,992	390,787
Raytheon Co.	19,355	3,635,837
Republic Services Inc.	15,430	1,043,222
Robert Half International Inc.	8,311	461,593
Rockwell Automation Inc.	8,518	1,672,509
Rockwell Collins Inc.	10,795	1,464,018
Roper Technologies Inc.	6,833	1,769,747
Snap-on Inc.	3,865	673,670
Southwest Airlines Co.	36,689	2,401,295
Stanley Black & Decker Inc.	10,264	1,741,698
Stericycle Inc. (a)	5,660	384,823
Textron Inc.	17,604	996,210
TransDigm Group Inc.	3,315	910,365
Union Pacific Corp.	52,092	6,985,537
United Continental Holdings Inc. (a)	17,229	1,161,235
United Parcel Service Inc. Class B	45,743	5,450,278
United Rentals Inc. (a)	5,593	961,493
United Technologies Corp.	49,147	6,269,683
Verisk Analytics Inc. (a)	10,406	998,976
W.W. Grainger Inc.	3,535	835,144
Waste Management Inc.	26,931	2,324,145
Xylem Inc.	11,789	804,010

		155,659,675

Information Technology (23.23%)
Accenture PLC Class A	40,896	6,260,769
Activision Blizzard Inc.	50,297	3,184,806
Adobe Systems Inc. (a)	32,621	5,716,504
Advanced Micro Devices Inc. (a)	54,390	559,129
Akamai Technologies Inc. (a)	11,468	745,879
Alliance Data Systems Corp.	3,216	815,192
Alphabet Inc. Class A (a)	19,767	20,822,558
Alphabet Inc. Class C (a)	20,020	20,948,928
Amphenol Corp. Class A	20,431	1,793,842
Analog Devices Inc.	24,568	2,187,289
ANSYS Inc. (a)	5,758	849,823
Apple Inc.	340,791	57,672,061
Applied Materials Inc.	70,576	3,607,845
Autodesk Inc. (a)	14,604	1,530,937
Automatic Data Processing Inc.	29,348	3,439,292
Broadcom Ltd.	26,966	6,927,565
CA Inc.	20,802	692,291
Cadence Design Systems Inc. (a)	18,669	780,738
Cisco Systems Inc.	327,148	12,529,768
Citrix Systems Inc. (a)	9,962	876,656
Cognizant Technology Solutions Corp. Class A	39,389	2,797,407
Corning Inc.	57,511	1,839,777
CSRA Inc.	10,862	324,991

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
DXC Technology Co.	18,875	$1,791,238
eBay Inc. (a)	64,287	2,426,191
Electronic Arts Inc. (a)	20,563	2,160,349
F5 Networks Inc. (a)	4,407	578,287
Facebook Inc. Class A (a)	158,160	27,908,914
Fidelity National Information Services Inc.	22,087	2,078,166
Fiserv Inc. (a)	13,791	1,808,414
FLIR Systems Inc.	8,712	406,153
Gartner Inc. (a)	5,986	737,176
Global Payments Inc.	10,555	1,058,033
Hewlett Packard Enterprise Co.	105,550	1,515,698
HP Inc.	111,707	2,346,961
Intel Corp.	310,391	14,327,649
International Business Machines Corp.	57,008	8,746,167
Intuit Inc.	16,223	2,559,665
Juniper Networks Inc.	25,339	722,162
KLA-Tencor Corp.	10,376	1,090,206
Lam Research Corp.	10,826	1,992,742
Mastercard Inc. Class A	61,465	9,303,342
Microchip Technology Inc.	15,395	1,352,913
Micron Technology Inc. (a)	76,318	3,138,196
Microsoft Corp.	511,601	43,762,350
Motorola Solutions Inc.	11,033	996,721
NetApp Inc.	17,793	984,309
NVIDIA Corp.	40,103	7,759,931
Oracle Corp.	201,614	9,532,310
Paychex Inc.	21,086	1,435,535
PayPal Holdings Inc. (a)	74,931	5,516,420
Qorvo Inc. (a)	8,280	551,448
QUALCOMM Inc.	97,554	6,245,407
Red Hat Inc. (a)	11,987	1,439,639
salesforce.com inc. (a)	45,409	4,642,162
Seagate Technology PLC	19,896	832,449
Skyworks Solutions Inc.	12,278	1,165,796
Symantec Corp.	40,556	1,138,001
Synopsys Inc. (a)	10,039	855,724
TE Connectivity Ltd.	23,647	2,247,411
Texas Instruments Inc.	65,220	6,811,577
Total System Services Inc.	10,953	866,273
VeriSign Inc. (a)	5,835	667,757
Visa Inc. Class A	120,274	13,713,641
Western Digital Corp.	19,492	1,550,199
Western Union Co.	31,454	597,941
Xerox Corp.	14,084	410,549
Xilinx Inc.	16,358	1,102,856

		359,779,075

Materials (2.94%)
Air Products & Chemicals Inc.	14,532	2,384,411
Albemarle Corp.	7,404	946,898
Avery Dennison Corp.	6,014	690,768
Ball Corp.	22,950	868,657
CF Industries Holdings Inc.	15,055	640,440
DowDuPont Inc.	155,453	11,071,363
Eastman Chemical Co.	9,827	910,373
Ecolab Inc.	17,480	2,345,466

88	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
FMC Corp.	8,823	$835,184
Freeport-McMoRan Inc. (a)	88,214	1,672,537
International Flavors & Fragrances Inc.	5,337	814,480
International Paper Co.	27,580	1,597,985
LyondellBasell Industries NV Class A	21,405	2,361,400
Martin Marietta Materials Inc.	4,138	914,664
Monsanto Co.	29,190	3,408,808
Mosaic Co., The	23,435	601,342
Newmont Mining Corp.	35,909	1,347,306
Nucor Corp.	21,294	1,353,873
Packaging Corporation of America	6,287	757,898
PPG Industries Inc.	17,184	2,007,435
Praxair Inc.	19,083	2,951,758
Sealed Air Corp.	12,757	628,920
Sherwin-Williams Co., The	5,427	2,225,287
Vulcan Materials Co.	8,735	1,121,312
WestRock Co.	16,769	1,059,968

		45,518,533

Real Estate (2.82%)
Alexandria Real Estate Equities Inc.	6,334	827,157
American Tower Corp.	28,296	4,036,990
Apartment Investment and Management Co.	10,870	475,128
AvalonBay Communities Inc.	9,090	1,621,748
Boston Properties Inc.	10,319	1,341,780
CBRE Group Inc. Class A (a)	20,180	873,996
Crown Castle International Corp.	26,829	2,978,287
Digital Realty Trust Inc.	13,633	1,552,799
Duke Realty Corp.	23,714	645,258
Equinix Inc.	5,169	2,342,694
Equity Residential	24,628	1,570,528
Essex Property Trust Inc.	4,429	1,069,028
Extra Space Storage Inc.	8,199	717,003
Federal Realty Investment Trust	4,718	626,598
GGP Inc.	41,317	966,405
HCP Inc.	30,967	807,617
Host Hotels & Resorts Inc.	49,437	981,324
Iron Mountain Inc.	17,665	666,500
Kimco Realty Corp.	27,902	506,421
Macerich Co., The	7,173	471,123
Mid-America Apartment Communities Inc.	7,506	754,803
Prologis Inc.	35,501	2,290,170
Public Storage	9,993	2,088,537
Realty Income Corp.	18,419	1,050,251
Regency Centers Corp.	9,684	669,939
SBA Communications Corp. (a)	7,779	1,270,777
Simon Property Group Inc.	20,570	3,532,692
SL Green Realty Corp.	6,503	656,348
UDR Inc.	17,327	667,436
Ventas Inc.	23,709	1,422,777
Vornado Realty Trust	11,372	889,063
Welltower Inc.	24,502	1,562,493
Weyerhaeuser Co.	50,324	1,774,424

		43,708,094

	Shares	Value
Common Stocks (Cont.)
Telecommunication Services (2.02%)
AT&T Inc.	407,222	$15,832,791
CenturyLink Inc.	64,463	1,075,243
Verizon Communications Inc.	270,555	14,320,476

		31,228,510

Utilities (2.87%)
AES Corp., The	43,622	472,426
Alliant Energy Corp.	14,983	638,426
Ameren Corp.	15,960	941,480
American Electric Power Company Inc.	32,562	2,395,586
American Water Works Co. Inc.	11,732	1,073,361
CenterPoint Energy Inc.	28,694	813,762
CMS Energy Corp.	19,007	899,031
Consolidated Edison Inc.	20,509	1,742,240
Dominion Energy Inc.	42,586	3,452,021
DTE Energy Co.	12,147	1,329,611
Duke Energy Corp.	46,514	3,912,293
Edison International	21,892	1,384,450
Entergy Corp.	11,767	957,716
Eversource Energy	20,847	1,317,113
Exelon Corp.	63,535	2,503,914
FirstEnergy Corp.	29,833	913,486
NextEra Energy Inc.	31,260	4,882,499
NiSource Inc.	21,323	547,361
NRG Energy Inc.	19,906	566,923
PG&E Corp.	33,803	1,515,388
Pinnacle West Capital Corp.	7,461	635,528
PPL Corp.	45,619	1,411,908
Public Service Enterprise Group Inc.	33,890	1,745,335
SCANA Corp.	9,482	377,194
Sempra Energy	16,778	1,793,904
Southern Co.	66,563	3,201,015
WEC Energy Group Inc.	21,204	1,408,582
Xcel Energy Inc.	33,996	1,635,548

		44,468,101

Total Common Stocks
(cost $735,348,198)		1,513,725,528

See accompanying notes to financial statements.	89

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

Shares		Value
Short-term Investments (2.07%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.21% (b)	32,073,816	$32,073,816

Total Short-term Investments
(cost $32,073,816)		32,073,816

TOTAL INVESTMENTS (99.80%)
(cost $767,422,014)		1,545,799,344
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.20%) (c)		3,162,980

NET ASSETS (100.00%)		$1,548,962,324

(a)	Non-income producing security.

(b)	Rate shown is the 7-day yield as of December 31, 2017.

(c)	At December 31, 2017, cash in the amount of $1,167,000 has been pledged to cover, in whole or in part, margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
S&P 500 Mini Index	258	March 2018	$34,299,650	$34,520,400	$220,750

90	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Common Stocks (98.59%)
Consumer Discretionary (12.33%)
1-800-FLOWERS.COM Inc. (a)	6,934	$74,194
Aaron’s Inc.	15,802	629,710
Abercrombie & Fitch Co. Class A	17,134	298,646
Acushnet Holdings Corp.	7,381	155,591
Adtalem Global Education Inc. (a)	15,031	632,054
AMC Entertainment Holdings Inc. Class A	13,243	199,969
American Axle & Manufacturing Holdings Inc. (a)	24,491	417,082
American Eagle Outfitters Inc.	41,262	775,726
American Outdoor Brands Corp. (a)	13,386	171,876
American Public Education Inc. (a)	3,946	98,847
America’s Car-Mart Inc. (a)	2,000	89,300
Asbury Automotive Group Inc. (a)	4,578	292,992
Ascena Retail Group Inc. (a)	44,720	105,092
Ascent Capital Group LLC Class A (a)	2,627	30,184
At Home Group Inc. (a)	1,367	41,543
AV Homes Inc. (a)	2,684	44,689
Barnes & Noble Education Inc. (a)	10,293	84,814
Barnes & Noble Inc.	16,215	108,641
Bassett Furniture Industries Inc.	2,600	97,760
Beasley Broadcast Group Inc. Class A	1,325	17,755
Beazer Homes USA Inc. (a)	7,706	148,032
Belmond Ltd. Class A (a)	21,314	261,097
Big 5 Sporting Goods Corp.	5,444	41,374
Big Lots Inc.	10,646	597,773
Biglari Holdings Inc. (a)	264	109,402
BJ’s Restaurants Inc.	5,071	184,584
Bloomin’ Brands Inc.	23,551	502,578
Bojangles’ Inc. (a)	4,496	53,053
Boot Barn Holdings Inc. (a)	2,709	44,996
Boyd Gaming Corp.	20,969	734,963
Bridgepoint Education Inc. (a)	4,363	36,213
Brinker International Inc.	11,755	456,564
Buckle Inc., The	7,478	177,603
Buffalo Wild Wings Inc. (a)	3,913	611,798
Build-A-Bear Workshop Inc. (a)	3,700	34,040
Caesars Entertainment Corp. (a)	34,117	431,580
Caleres Inc.	10,464	350,335
Callaway Golf Co.	23,757	330,935
Cambium Learning Group Inc. (a)	3,100	17,608
Camping World Holdings Inc. Class A	8,084	361,597
Capella Education Co.	2,805	217,107
Career Education Corp. (a)	16,995	205,300
Carriage Services Inc.	4,085	105,025
Carrols Restaurant Group Inc. (a)	8,700	105,705
Carvana Co. (a)	3,235	61,853
Cato Corp. Class A	5,575	88,754
Cavco Industries Inc. (a)	2,134	325,648
Central European Media Enterprises Ltd. Class A (a)	19,051	88,587
Century Casinos Inc. (a)	5,863	53,529
Century Communities Inc. (a)	5,019	156,091
Cheesecake Factory Inc., The	10,897	525,017
Chegg Inc. (a)	24,386	397,980
Chico’s FAS Inc.	31,959	281,878
Children’s Place Inc., The	4,367	634,743

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Churchill Downs Inc.	3,451	$803,048
Chuy’s Holdings Inc. (a)	4,277	119,970
Citi Trends Inc.	3,197	84,593
Clarus Corp. (a)	5,071	39,807
Clear Channel Outdoor Holdings Inc. Class A	9,937	45,710
Collectors Universe Inc.	2,144	61,404
Columbia Sportswear Co.	7,206	517,967
Conn’s Inc. (a)	4,833	171,813
Container Store Group Inc., The (a)	3,526	16,713
Cooper Tire & Rubber Co.	12,960	458,136
Cooper-Standard Holdings Inc. (a)	4,344	532,140
Core-Mark Holding Company Inc.	11,566	365,254
Cracker Barrel Old Country Store Inc.	4,873	774,271
Crocs Inc. (a)	17,512	221,352
CSS Industries Inc.	2,418	67,293
Culp Inc.	2,899	97,117
Daily Journal Corp. (a)	305	70,217
Dana Inc.	36,650	1,173,167
Dave & Buster’s Entertainment Inc. (a)	10,276	566,927
Deckers Outdoor Corp. (a)	8,038	645,050
Del Frisco’s Restaurant Group Inc. (a)	5,863	89,411
Del Taco Restaurants Inc. (a)	8,599	104,220
Delta Apparel Inc. (a)	1,816	36,683
Denny’s Corp. (a)	16,606	219,863
Dillard’s Inc. Class A	3,491	209,635
DineEquity Inc.	4,306	218,443
Dorman Products Inc. (a)	6,794	415,385
Drive Shack Inc.	16,191	89,536
DSW Inc. Class A	16,038	343,374
Duluth Holdings Inc. (a)	2,470	44,090
E.W. Scripps Co. Class A, The (a)	15,161	236,966
El Pollo Loco Holdings Inc. (a)	5,328	52,747
Eldorado Resorts Inc. (a)	11,689	387,490
Emerald Expositions Events Inc.	4,333	88,133
Empire Resorts Inc. (a)	740	19,980
Entercom Communications Corp. Class A	32,737	353,560
Entravision Communications Corp. Class A	16,849	120,470
Eros International PLC (a)	6,300	60,795
Escalade Inc.	2,500	30,750
Ethan Allen Interiors Inc.	6,422	183,669
Express Inc. (a)	19,914	202,127
Fiesta Restaurant Group Inc. (a)	6,800	129,200
Finish Line Inc. Class A, The	9,417	136,829
Five Below Inc. (a)	13,537	897,774
Flexsteel Industries Inc.	1,953	91,361
Fogo De Chao Inc. (a)	2,433	28,223
Fossil Group Inc. (a)	11,188	86,931
Fox Factory Holding Corp. (a)	9,091	353,185
Francesca’s Holdings Corp. (a)	10,214	74,664
Fred’s Inc. Class A	9,340	37,827
FTD Companies Inc. (a)	4,651	33,441
Funko Inc. Class A (a)	2,178	14,484
Gaia Inc. (a)	2,106	26,114
Gannett Co. Inc.	28,706	332,703

See accompanying notes to financial statements.	91

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Genesco Inc. (a)	5,020	$163,150
Gentherm Inc. (a)	9,200	292,100
G-III Apparel Group Ltd. (a)	10,708	395,018
Global Eagle Entertainment Inc. (a)	12,014	27,512
GNC Holdings Inc. Class A	18,241	67,309
Golden Entertainment Inc. (a)	2,854	93,183
GoPro Inc. Class A (a)	26,911	203,716
Grand Canyon Education Inc. (a)	11,839	1,059,946
Gray Television Inc. (a)	15,735	263,561
Green Brick Partners Inc. (a)	6,407	72,399
Group 1 Automotive Inc.	4,996	354,566
Groupon Inc. (a)	85,049	433,750
Guess? Inc.	14,923	251,900
Habit Restaurants Inc., The Class A (a)	5,244	50,080
Hamilton Beach Brands Holding Co. Class A	1,148	29,492
Haverty Furniture Companies Inc.	5,035	114,043
Helen of Troy Ltd. (a)	6,879	662,792
Hemisphere Media Group Inc. (a)	4,149	47,921
Hibbett Sports Inc. (a)	5,145	104,958
Hooker Furniture Corp.	2,963	125,779
Horizon Global Corp. (a)	6,029	84,527
Houghton Mifflin Harcourt Co. (a)	26,944	250,579
Hovnanian Enterprises Inc. Class A (a)	29,924	100,245
HSN Inc.	481	19,408
Iconix Brand Group Inc. (a)	13,474	17,381
ILG Inc.	26,596	757,454
IMAX Corp. (a)	14,231	329,448
Inspired Entertainment Inc. (a)	1,005	9,849
Installed Building Products Inc. (a)	5,404	410,434
International Speedway Corp. Class A	6,071	241,929
iRobot Corp. (a)	6,632	508,674
J. Alexander’s Holdings Inc. (a)	3,368	32,670
J.C. Penney Company Inc. (a)	76,459	241,610
J.Jill Inc. (a)	3,069	23,938
Jack in the Box Inc.	7,322	718,361
Johnson Outdoors Inc. Class A	1,230	76,371
K12 Inc. (a)	9,299	147,854
KB Home	21,458	685,583
Kirkland’s Inc. (a)	3,634	43,481
La Quinta Holdings Inc. (a)	20,799	383,950
Lands’ End Inc. (a)	3,474	67,917
Laureate Education Inc. Class A (a)	13,884	188,267
La-Z-Boy Inc.	12,256	382,387
LCI Industries	6,244	811,720
LGI Homes Inc. (a)	4,437	332,908
Libbey Inc.	5,817	43,744
Liberty Media Corp. - Liberty Braves Class A (a)	2,235	49,282
Liberty Media Corp. - Liberty Braves Class C (a)	9,060	201,313
Liberty Tax Inc.	1,400	15,400
Liberty TripAdvisor Holdings Inc. Class A (a)	17,670	166,540
Lifetime Brands Inc.	2,981	49,187
Lindblad Expeditions Holdings Inc. (a)	5,201	50,918
Lithia Motors Inc. Class A	5,817	660,753
Loral Space & Communications Inc. (a)	3,400	149,770

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Lumber Liquidators Holdings Inc. (a)	7,074	$222,053
M.D.C. Holdings Inc.	11,283	359,702
M/I Homes Inc. (a)	6,337	217,993
Malibu Boats Inc. Class A (a)	4,996	148,531
Marcus Corp., The	4,843	132,456
Marine Products Corp.	2,589	32,984
MarineMax Inc. (a)	5,420	102,438
Marriott Vacations Worldwide Corp.	5,359	724,590
MCBC Holdings Inc. (a)	4,827	107,256
MDC Partners Inc. Class A (a)	14,132	137,787
Meredith Corp.	9,858	651,121
Meritage Homes Corp. (a)	9,580	490,496
Modine Manufacturing Co. (a)	12,520	252,904
Monarch Casino & Resort Inc. (a)	2,745	123,031
Monro Inc.	8,048	458,334
Motorcar Parts of America Inc. (a)	4,777	119,377
Movado Group Inc.	3,476	111,927
MSG Networks Inc. Class A (a)	15,007	303,892
Nathan’s Famous Inc.	743	56,097
National CineMedia Inc.	15,441	105,925
National Vision Holdings Inc. (a)	4,545	184,572
Nautilus Inc. (a)	8,074	107,788
New Home Company Inc., The (a)	3,241	40,610
New Media Investment Group Inc.	12,230	205,219
New York Times Co. Class A, The	31,474	582,269
Nexstar Media Group Inc.	11,027	862,311
Noodles & Company (a)	3,429	18,002
NutriSystem Inc.	7,358	387,031
Office Depot Inc.	127,012	449,622
Ollie’s Bargain Outlet Holdings Inc. (a)	11,726	624,410
Overstock.com Inc. (a)	4,133	264,099
Oxford Industries Inc.	3,971	298,579
Papa John’s International Inc.	6,559	368,025
Party City Holdco Inc. (a)	6,917	96,492
Penn National Gaming Inc. (a)	20,834	652,729
Perry Ellis International Inc. (a)	3,140	78,626
PetMed Express Inc.	5,100	232,050
PICO Holdings Inc.	5,707	73,050
Pier 1 Imports Inc.	22,109	91,531
Pinnacle Entertainment Inc. (a)	13,510	442,182
Planet Fitness Inc. Class A (a)	21,646	749,601
Potbelly Corp. (a)	6,054	74,464
RCI Hospitality Holdings Inc.	2,323	64,998
Reading International Inc. Class A (a)	4,300	71,810
Red Lion Hotels Corp. (a)	4,827	47,546
Red Robin Gourmet Burgers Inc. (a)	3,380	190,632
Red Rock Resorts Inc. Class A	17,485	589,944
Regis Corp. (a)	8,865	136,166
Rent-A-Center Inc.	11,371	126,218
RH (a)	4,978	429,153
Ruth’s Hospitality Group Inc.	7,733	167,419
Saga Communications Inc. Class A	896	36,243
Salem Media Group Inc.	2,419	10,886
Scholastic Corp.	6,822	273,630
Scientific Games Corp. Class A (a)	13,323	683,470
Sears Holdings Corp. (a)	2,769	9,913
SeaWorld Entertainment Inc. (a)	17,897	242,862

92	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Sequential Brands Group Inc. (a)	11,050	$19,669
Shake Shack Inc. Class A (a)	5,754	248,573
Shiloh Industries Inc. (a)	3,906	32,029
Shoe Carnival Inc.	2,992	80,036
Shutterfly Inc. (a)	8,195	407,701
Sinclair Broadcast Group Inc. Class A	18,213	689,362
Sleep Number Corp. (a)	9,973	374,885
Sonic Automotive Inc.	6,213	114,630
Sonic Corp.	9,817	269,771
Sotheby’s (a)	9,703	500,675
Speedway Motorsports Inc.	2,854	53,855
Sportsman’s Warehouse Holdings Inc. (a)	9,580	63,324
Standard Motor Products Inc.	5,285	237,349
Steven Madden Ltd. (a)	14,971	699,146
Stoneridge Inc. (a)	6,525	149,162
Strayer Education Inc.	2,720	243,658
Sturm, Ruger & Company Inc.	4,192	234,123
Superior Industries International Inc.	6,389	94,877
Superior Uniform Group Inc.	2,227	59,483
Tailored Brands Inc.	12,654	276,237
Taylor Morrison Home Corp. Class A (a)	20,195	494,172
Tenneco Inc.	12,782	748,258
Texas Roadhouse Inc. Class A	17,051	898,247
Tile Shop Holdings Inc., The	9,921	95,242
Tilly’s Inc. Class A	3,717	54,863
Time Inc.	25,399	468,612
TopBuild Corp. (a)	9,021	683,251
Tower International Inc.	4,873	148,870
Townsquare Media Inc. (a)	2,368	18,186
TRI Pointe Group Inc. (a)	38,151	683,666
tronc Inc. (a)	5,282	92,910
Unifi Inc. (a)	4,115	147,605
Universal Electronics Inc. (a)	3,738	176,621
Vera Bradley Inc. (a)	5,547	67,562
Vista Outdoor Inc. (a)	14,935	217,603
Vitamin Shoppe Inc. (a)	6,309	27,760
VOXX International Corp. (a)	5,181	29,014
Weight Watchers International Inc. (a)	7,082	313,591
Weyco Group Inc.	1,700	50,524
WideOpenWest Inc. (a)	5,113	54,044
William Lyon Homes Class A (a)	6,910	200,943
Wingstop Inc.	7,407	288,725
Winmark Corp.	497	64,312
Winnebago Industries Inc.	7,903	439,407
Wolverine World Wide Inc.	23,837	759,924
World Wrestling Entertainment Inc.	9,707	296,840
Zagg Inc. (a)	7,200	132,840
Zoe’s Kitchen Inc. (a)	5,000	83,600
Zumiez Inc. (a)	4,699	97,857

		66,255,486

Consumer Staples (2.73%)
Alico Inc.	885	26,104
Amplify Snack Brands Inc. (a)	8,793	105,604

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Andersons Inc., The	7,023	$218,766
B&G Foods Inc. Class A	16,784	589,958
Bob Evans Farms Inc.	4,982	392,681
Boston Beer Co. Inc. (a)	2,105	402,266
Calavo Growers Inc.	3,967	334,815
Cal-Maine Foods Inc. (a)	7,324	325,552
Castle Brands Inc. (a)	22,223	27,112
Central Garden & Pet Co. (a)	2,813	109,482
Central Garden & Pet Co. Class A (a)	8,826	332,828
Chefs’ Warehouse Inc., The (a)	4,800	98,400
Coca-Cola Bottling Co. Consolidated	1,217	261,971
Craft Brew Alliance Inc. (a)	3,416	65,587
Darling Ingredients Inc. (a)	41,283	748,461
Dean Foods Co.	22,439	259,395
e.l.f. Beauty Inc. (a)	5,375	119,916
Farmer Brothers Co. (a)	2,031	65,297
Fresh Del Monte Produce Inc.	8,146	388,320
Freshpet Inc. (a)	5,899	111,786
Hostess Brands Inc. (a)	20,884	309,292
HRG Group Inc. (a)	29,985	508,246
Ingles Markets Inc. Class A	3,588	124,145
Inter Parfums Inc.	4,504	195,699
J&J Snack Foods Corp.	3,727	565,870
John B. Sanfilippo & Son Inc.	2,288	144,716
Lancaster Colony Corp.	4,655	601,473
Landec Corp. (a)	6,700	84,420
Lifeway Foods Inc. (a)	1,100	8,800
Limoneira Co.	2,967	66,461
Medifast Inc.	2,760	192,676
MGP Ingredients Inc.	3,195	245,632
National Beverage Corp.	3,029	295,146
Natural Grocers by Vitamin Cottage Inc. (a)	2,202	19,664
Natural Health Trends Corp.	1,900	28,861
Nature’s Sunshine Products Inc.	2,686	31,023
Oil-Dri Corporation of America	1,200	49,800
Orchids Paper Products Co.	2,400	30,720
Performance Food Group Co. (a)	22,934	759,115
PriceSmart Inc.	5,481	471,914
Primo Water Corp. (a)	6,052	76,074
Revlon Inc. Class A (a)	3,254	70,937
Sanderson Farms Inc.	5,025	697,370
Seneca Foods Corp. Class A (a)	1,805	55,504
Smart & Final Stores Inc. (a)	5,816	49,727
Snyder’s-Lance Inc.	21,694	1,086,436
SpartanNash Co.	8,984	239,693
SUPERVALU Inc. (a)	9,395	202,932
Tootsie Roll Industries Inc.	4,203	152,989
Turning Point Brands Inc.	1,571	33,195
United Natural Foods Inc. (a)	12,917	636,421
Universal Corp.	6,278	329,595
USANA Health Sciences Inc. (a)	2,811	208,155
Vector Group Ltd.	24,420	546,520
Village Super Market Inc. Class A	1,928	44,209
WD-40 Co.	3,456	407,808

See accompanying notes to financial statements.	93

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Weis Markets Inc.	2,444	$101,157

		14,656,696

Energy (3.94%)
Abraxas Petroleum Corp. (a)	38,498	94,705
Adams Resources & Energy Inc.	500	21,745
Approach Resources Inc. (a)	11,105	32,871
Arch Coal Inc. Class A	4,888	455,366
Archrock Inc.	18,345	192,623
Ardmore Shipping Corp. (a)	8,572	68,576
Basic Energy Services Inc. (a)	4,490	105,380
Bill Barrett Corp. (a)	19,874	101,954
Bonanza Creek Energy Inc. (a)	5,262	145,179
Bristow Group Inc.	8,823	118,846
C&J Energy Services Inc. (a)	11,621	388,955
California Resources Corp. (a)	10,403	202,234
Callon Petroleum Co. (a)	50,271	610,793
CARBO Ceramics Inc. (a)	6,179	62,902
Carrizo Oil & Gas Inc. (a)	19,407	412,981
Clean Energy Fuels Corp. (a)	35,633	72,335
Cloud Peak Energy Inc. (a)	19,597	87,207
Contango Oil & Gas Co. (a)	6,309	29,715
CVR Energy Inc.	4,026	149,928
Delek US Holdings Inc.	19,443	679,338
Denbury Resources Inc. (a)	104,025	229,895
DHT Holdings Inc.	20,681	74,245
Diamond Offshore Drilling Inc. (a)	16,069	298,723
Dorian LPG Ltd. (a)	6,031	49,575
Dril-Quip Inc. (a)	9,450	450,765
Earthstone Energy Inc. Class A (a)	6,033	64,131
Eclipse Resources Corp. (a)	22,688	54,451
Energy XXI Gulf Coast Inc. (a)	7,869	45,168
Ensco PLC Class A	106,971	632,199
EP Energy Corp. Class A (a)	9,811	23,154
Era Group Inc. (a)	5,000	53,750
Evolution Petroleum Corp.	6,708	45,950
Exterran Corp. (a)	8,198	257,745
Fairmount Santrol Holdings Inc. (a)	40,542	212,035
Forum Energy Technologies Inc. (a)	19,823	308,248
Frank’s International NV	12,851	85,459
Frontline Ltd.	19,281	88,500
GasLog Ltd.	10,809	240,500
Gastar Exploration Inc. (a)	46,132	48,439
Gener8 Maritime Inc. (a)	12,561	83,154
Geospace Technologies Corp. (a)	3,300	42,801
Golar LNG Ltd.	24,425	728,109
Green Plains Inc.	9,600	161,760
Gulf Island Fabrication Inc.	3,453	46,357
Halcon Resources Corp. (a)	32,579	246,623
Hallador Energy Co.	3,987	24,281
Helix Energy Solutions Group Inc. (a)	35,617	268,552
Independence Contract Drilling Inc. (a)	7,450	29,651
International Seaways Inc. (a)	7,635	140,942
Isramco Inc. (a)	222	23,232
Jagged Peak Energy Inc. (a)	14,225	224,471
Jones Energy Inc. Class A (a)	12,746	14,021
Keane Group Inc. (a)	9,575	182,021

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Key Energy Services Inc. (a)	2,652	$31,267
Lilis Energy Inc. (a)	10,828	55,331
Mammoth Energy Services Inc. (a)	1,739	34,137
Matador Resources Co. (a)	24,337	757,611
Matrix Service Co. (a)	6,700	119,260
McDermott International Inc. (a)	71,181	468,371
Midstates Petroleum Company Inc. (a)	3,236	53,653
NACCO Industries Inc. Class A	1,148	43,222
Natural Gas Services Group (a)	3,100	81,220
Navios Maritime Acquisition Corp.	20,400	22,644
NCS Multistage Holdings Inc. (a)	2,879	42,436
Newpark Resources Inc. (a)	20,863	179,422
Noble Corp. PLC (a)	63,676	287,816
Nordic American Tankers Ltd.	25,810	63,493
Oasis Petroleum Inc. (a)	59,438	499,874
Oil States International Inc. (a)	12,500	353,750
Overseas Shipholding Group Inc. Class A (a)	10,678	29,258
Pacific Ethanol Inc. (a)	10,819	49,226
Panhandle Oil & Gas Inc.	4,126	84,789
Par Pacific Holdings Inc. (a)	8,058	155,358
Parker Drilling Co. (a)	39,338	39,338
PDC Energy Inc. (a)	16,683	859,842
Peabody Energy Corp. (a)	17,009	669,644
Penn Virginia Corp. (a)	3,804	148,774
PHI Inc. (a)	3,200	37,024
Pioneer Energy Services Corp. (a)	18,501	56,428
ProPetro Holding Corp. (a)	14,148	285,224
Ranger Energy Services Inc. (a)	1,116	10,301
Renewable Energy Group Inc. (a)	10,483	123,699
Resolute Energy Corp. (a)	5,665	178,278
REX American Resources Corp. (a)	1,511	125,096
RigNet Inc. (a)	3,601	53,835
Ring Energy Inc. (a)	13,066	181,617
Rowan Companies PLC Class A (a)	29,096	455,643
Sanchez Energy Corp. (a)	13,805	73,305
SandRidge Energy Inc. (a)	8,445	177,936
Scorpio Tankers Inc.	59,742	182,213
SEACOR Holdings Inc. (a)	4,234	195,695
SEACOR Marine Holdings Inc. (a)	4,256	49,795
Select Energy Services Inc. Class A (a)	6,529	119,089
SemGroup Corp. Class A	16,448	496,730
Ship Finance International Ltd.	15,661	242,746
SilverBow Resources Inc. (a)	1,950	57,954
Smart Sand Inc. (a)	5,612	48,600
Solaris Oilfield Infrastructure Inc. Class A (a)	4,065	87,032
SRC Energy Inc. (a)	60,934	519,767
Stone Energy Corp. (a)	5,059	162,697
Superior Energy Services Inc. (a)	37,755	363,581
Teekay Corp.	13,678	127,479
Teekay Tankers Ltd. Class A	46,089	64,525
Tellurian Inc. (a)	14,375	140,013
TETRA Technologies Inc. (a)	28,359	121,093
Ultra Petroleum Corp. (a)	49,058	444,465
Unit Corp. (a)	13,454	295,988
Uranium Energy Corp. (a)	34,861	61,704

94	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
US Silica Holdings Inc.	20,744	$675,425
W&T Offshore Inc. (a)	24,814	82,134
Westmoreland Coal Co. (a)	4,969	6,012
WildHorse Resource Development Corp. (a)	12,046	221,767
Willbros Group Inc. (a)	10,092	14,331

		21,181,497

Financials (17.52%)
1st Source Corp.	4,179	206,652
Access National Corp.	3,602	100,266
ACNB Corp.	1,429	42,227
AG Mortgage Investment Trust Inc.	6,671	126,816
Allegiance Bancshares Inc. (a)	2,812	105,872
Ambac Financial Group Inc. (a)	3,096	49,474
American Equity Investment Life Holding Co.	21,333	655,563
American National Bankshares Inc.	2,300	88,090
Ameris Bancorp	9,055	436,451
Amerisafe Inc.	4,846	298,514
Ames National Corp.	2,200	61,270
AmTrust Financial Services Inc.	22,424	225,810
Anworth Mortgage Asset Corp.	26,288	143,007
Apollo Commercial Real Estate Finance Inc.	26,728	493,132
Ares Commercial Real Estate Corp.	6,843	88,275
Argo Group International Holdings Ltd.	7,289	449,367
Arlington Asset Investment Corp. Class A	5,483	64,590
ARMOUR Residential REIT Inc.	10,049	258,460
Arrow Financial Corp.	3,104	105,381
Artisan Partners Asset Management Inc. Class A	11,314	446,903
Associated Capital Group Inc. Class A	1,310	44,671
Atlantic Capital Bankshares Inc. (a)	5,456	96,026
Atlas Financial Holdings Inc. (a)	2,704	55,567
B. Riley Financial Inc.	5,347	96,781
Baldwin & Lyons Inc.	2,928	70,126
Banc of California Inc.	10,724	221,451
BancFirst Corp.	4,336	221,786
Banco Latinoamericano de Comercio Exterior SA	8,017	215,657
Bancorp Inc., The (a)	12,460	123,105
BancorpSouth Bank	21,319	670,483
Bank Mutual Corp.	10,781	114,818
Bank of Commerce Holdings	3,859	44,379
Bank of Marin Bancorp	1,500	102,000
Bank of N.T. Butterfield & Son Ltd., The	13,982	507,407
BankFinancial Corp.	4,403	67,542
Bankwell Financial Group Inc.	1,510	51,853
Banner Corp.	8,184	451,102
Bar Harbor Bankshares	3,973	107,311
BCB Bancorp Inc.	2,478	35,931
Bear State Financial Inc.	4,489	45,922
Beneficial Bancorp Inc.	17,390	286,066

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Berkshire Hills Bancorp Inc.	10,139	$371,087
Blue Capital Reinsurance Holdings Ltd.	1,924	23,184
Blue Hills Bancorp Inc.	6,514	130,931
BofI Holding Inc. (a)	15,379	459,832
Boston Private Financial Holdings Inc.	21,890	338,201
Bridge Bancorp Inc.	4,997	174,895
Brookline Bancorp Inc.	19,688	309,102
Bryn Mawr Bank Corp.	4,460	197,132
BSB Bancorp Inc. (a)	2,276	66,573
Byline Bancorp Inc. (a)	1,466	33,674
C&F Financial Corp.	801	46,458
Cadence BanCorporation (a)	4,448	120,630
Camden National Corp.	3,939	165,950
Cannae Holdings Inc. (a)	15,805	269,159
Capital City Bank Group Inc.	2,998	68,774
Capitol Federal Financial Inc.	32,046	429,737
Capstar Financial Holdings Inc. (a)	2,222	46,151
Capstead Mortgage Corp.	23,388	202,306
Carolina Financial Corp.	4,517	167,807
Cathay General Bancorp	19,580	825,689
CBTX Inc.	558	16,550
CenterState Bank Corp.	14,024	360,838
Central Pacific Financial Corp.	7,057	210,510
Central Valley Community Bancorp	2,527	50,995
Century Bancorp Inc. Class A	809	63,304
Charter Financial Corp.	3,605	63,232
Chemical Financial Corp.	17,892	956,685
Chemung Financial Corp.	727	34,969
Cherry Hill Mortgage Investment Corp.	3,123	56,183
Citizens & Northern Corp.	3,100	74,400
Citizens Inc. (a)	12,300	90,405
City Holding Co.	3,868	260,974
Civista Bancshares Inc.	2,518	55,396
Clifton Bancorp Inc.	4,741	81,071
CNB Financial Corp.	3,800	99,712
CNO Financial Group Inc.	42,374	1,046,214
CoBiz Financial Inc.	9,274	185,387
Codorus Valley Bancorp Inc.	2,149	59,162
Cohen & Steers Inc.	5,464	258,393
Columbia Banking System Inc.	18,135	787,784
Commerce Union Bancshares Inc.	1,745	44,742
Community Bank System Inc.	12,369	664,834
Community Bankers Trust Corp. (a)	5,471	44,589
Community Financial Corp., The	1,002	38,377
Community Trust Bancorp Inc.	4,122	194,146
ConnectOne Bancorp Inc.	7,782	200,387
County Bancorp Inc.	1,115	33,182
Cowen Inc. (a)	6,634	90,554
Crawford & Co. Class B	3,088	29,707
Customers Bancorp Inc. (a)	7,336	190,663
CVB Financial Corp.	25,902	610,251
CYS Investments Inc.	38,496	309,123
Diamond Hill Investment Group	821	169,668
Dime Community Bancshares	7,607	159,367
DNB Financial Corp.	775	26,118
Donegal Group Inc.	2,961	51,225
Donnelley Financial Solutions Inc. (a)	8,413	163,969

See accompanying notes to financial statements.	95

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Dynex Capital Inc.	13,301	$93,240
Eagle Bancorp Inc. (a)	7,856	454,862
eHealth Inc. (a)	3,939	68,420
Elevate Credit Inc. (a)	3,834	28,870
Ellington Residential Mortgage REIT	2,761	33,242
EMC Insurance Group Inc.	2,447	70,204
Employers Holdings Inc.	8,175	362,970
Encore Capital Group Inc. (a)	6,248	263,041
Enova International Inc. (a)	8,672	131,814
Enstar Group Ltd. (a)	2,877	577,558
Entegra Financial Corp. (a)	1,678	49,082
Enterprise Bancorp Inc.	2,514	85,602
Enterprise Financial Services Corp.	5,742	259,251
Equity Bancshares Inc. Class A (a)	2,793	98,900
ESSA Bancorp Inc.	2,248	35,226
Essent Group Ltd. (a)	20,578	893,497
Evans Bancorp Inc.	1,166	48,855
Evercore Inc. Class A	9,679	871,110
EZCORP Inc. Class A (a)	12,355	150,731
Farmers & Merchants Bancorp Inc.	2,176	88,781
Farmers Capital Bank Corp.	1,800	69,300
Farmers National Banc Corp.	6,787	100,108
FB Financial Corp. (a)	3,271	137,349
FBL Financial Group Inc. Class A	2,551	177,677
FCB Financial Holdings Inc. Class A (a)	9,208	467,766
Federal Agricultural Mortgage Corp. Class C	2,347	183,629
Federated National Holding Co.	3,558	58,956
Fidelity Southern Corp.	5,265	114,777
Financial Engines Inc.	14,533	440,350
Financial Institutions Inc.	3,700	115,070
First BanCorp (a)	48,546	247,585
First Bancorp (North Carolina)	7,230	255,291
First Bancorp Inc.	2,862	77,932
First Bancshares Inc., The	2,167	74,111
First Busey Corp.	9,728	291,256
First Business Financial Services Inc.	2,000	44,240
First Citizens BancShares Inc. Class A	1,897	764,491
First Commonwealth Financial Corp.	25,224	361,208
First Community Bancshares Inc.	4,032	115,839
First Connecticut Bancorp Inc.	3,703	96,833
First Defiance Financial Corp.	2,589	134,550
First Financial Bancorp	15,038	396,251
First Financial Bankshares Inc.	15,883	715,529
First Financial Corp. Indiana	2,566	116,368
First Financial Northwest Inc.	2,146	33,284
First Foundation Inc. (a)	7,054	130,781
First Guaranty Bancshares Inc.	1,047	26,175
First Internet Bancorp	1,888	72,027
First Interstate BancSystem Inc.	6,693	268,055
First Merchants Corp.	10,573	444,700
First Mid-Illinois Bancshares Inc.	2,421	93,305
First Midwest Bancorp Inc.	25,661	616,121
First Northwest Bancorp (a)	2,932	47,792
First of Long Island Corp., The	6,070	172,995
FirstCash Inc.	11,630	784,443
Flagstar Bancorp Inc. (a)	5,245	196,268

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Flushing Financial Corp.	6,707	$184,443
FNB Bancorp	1,308	47,729
Franklin Financial Network Inc. (a)	3,122	106,460
Fulton Financial Corp.	43,050	770,595
Gain Capital Holdings Inc.	9,344	93,440
GAMCO Investors Inc.	1,355	40,176
Genworth Financial Inc. Class A (a)	128,172	398,615
German American Bancorp Inc.	5,632	198,979
Glacier Bancorp Inc.	19,609	772,399
Global Indemnity Ltd. (a)	2,257	94,839
Granite Point Mortgage Trust Inc.	11,135	197,535
Great Ajax Corp.	3,742	51,714
Great Southern Bancorp Inc.	2,713	140,126
Great Western Bancorp Inc.	14,575	580,085
Green Bancorp Inc. (a)	5,117	103,875
Green Dot Corp. Class A (a)	11,634	701,065
Greene County Bancorp Inc.	553	18,028
Greenhill & Co. Inc.	6,029	117,566
Greenlight Capital Re Ltd. Class A (a)	7,873	158,247
Guaranty Bancorp	6,080	168,112
Guaranty Bancshares Inc.	519	15,907
Hallmark Financial Services Inc. (a)	4,391	45,798
Hamilton Lane Inc. Class A	3,858	136,535
Hancock Holding Co.	21,284	1,053,558
Hanmi Financial Corp.	8,220	249,477
Hannon Armstrong Sustainable Infrastructure Capital Inc.	12,688	305,273
HarborOne Bancorp Inc. (a)	3,823	73,249
HCI Group Inc.	2,144	64,106
Health Insurance Innovations Inc. Class A (a)	2,919	72,829
Heartland Financial USA Inc.	6,192	332,201
Heritage Commerce Corp.	9,347	143,196
Heritage Financial Corp.	7,557	232,756
Heritage Insurance Holdings Inc.	5,507	99,236
Hilltop Holdings Inc.	18,725	474,304
Hingham Institution for Savings	380	78,660
Home Bancorp Inc.	1,446	62,496
Home Bancshares Inc.	39,616	921,072
HomeStreet Inc. (a)	6,688	193,618
HomeTrust Bancshares Inc. (a)	4,660	119,995
Hope Bancorp Inc.	31,849	581,244
Horace Mann Educators Corp.	10,367	457,185
Horizon Bancorp	5,385	149,703
Houlihan Lokey Inc.	6,324	287,299
Howard Bancorp Inc. (a)	2,253	49,566
IBERIABANK Corp.	12,939	1,002,773
Impac Mortgage Holdings Inc. (a)	2,776	28,204
Independence Holding Co.	1,398	38,375
Independent Bank Corp.	6,936	484,480
Independent Bank Corp. (Michigan)	5,123	114,499
Independent Bank Group Inc.	4,607	311,433
Infinity Property & Casualty Corp.	2,713	287,578
International Bancshares Corp.	14,019	556,554
INTL FCStone Inc. (a)	3,927	167,015
Invesco Mortgage Capital	27,841	496,405
Investar Holding Corp.	2,110	50,851

96	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Investment Technology Group Inc.	8,661	$166,724
Investors Bancorp Inc.	66,135	917,954
Investors Title Co.	354	70,216
James River Group Holdings Ltd.	6,165	246,662
Kearny Financial Corp.	19,503	281,818
Kemper Corp.	9,964	686,520
Kingstone Companies Inc.	2,427	45,628
Kinsale Capital Group Inc.	3,817	171,765
KKR Real Estate Finance Trust Inc.	2,819	56,408
Ladder Capital Corp.	19,439	264,954
Ladenburg Thalmann Financial Services Inc.	25,430	80,359
Lakeland Bancorp Inc.	11,641	224,089
Lakeland Financial Corp.	6,198	300,541
LCNB Corp.	2,051	41,943
LegacyTexas Financial Group Inc.	11,668	492,506
LendingClub Corp. (a)	83,262	343,872
LendingTree Inc. (a)	1,633	555,955
Live Oak Bancshares Inc.	5,768	137,567
Macatawa Bank Corp.	6,118	61,180
Maiden Holdings Ltd.	15,879	104,801
MainSource Financial Group Inc.	6,415	232,929
Malvern Bancorp Inc. (a)	1,665	43,623
Marlin Business Services Corp.	2,159	48,362
MB Financial Inc.	20,338	905,448
MBIA Inc. (a)	22,660	165,871
MBT Financial Corp.	4,156	44,054
Medley Management Inc. Class A	1,502	9,763
Mercantile Bank Corp.	4,257	150,570
Merchants Bancorp	1,385	27,257
Meridian Bancorp Inc.	11,939	245,943
Meta Financial Group Inc.	2,342	216,986
Metropolitan Bank Holding Corp. (a)	774	32,585
MGIC Investment Corp. (a)	93,328	1,316,858
Middlefield Banc Corp.	669	32,246
Midland States Bancorp Inc.	3,984	129,400
MidSouth Bancorp Inc.	3,546	46,985
MidWestOne Financial Group Inc.	2,892	96,969
Moelis & Co.	7,986	387,321
MTGE Investment Corp.	11,349	209,957
MutualFirst Financial Inc.	1,344	51,811
National Bank Holdings Corp. Class A	6,279	203,628
National Bankshares Inc.	1,700	77,265
National Commerce Corp. (a)	2,739	110,245
National General Holdings Corp.	11,982	235,326
National Western Life Group Inc. Class A	593	196,295
Nationstar Mortgage Holdings Inc. (a)	7,849	145,207
Navigators Group Inc., The	5,037	245,302
NBT Bancorp Inc.	11,097	408,370
Nelnet Inc. Class A	4,766	261,081
New York Mortgage Trust Inc.	29,986	185,014
NI Holdings Inc. (a)	2,754	46,763
Nicolet Bankshares Inc. (a)	2,338	127,982
NMI Holdings Inc. Class A (a)	14,113	239,921
Northeast Bancorp	1,675	38,776
Northfield Bancorp Inc.	11,334	193,585

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Northrim BanCorp Inc.	1,641	$55,548
Northwest Bancshares Inc.	23,770	397,672
Norwood Financial Corp.	1,443	47,619
OceanFirst Financial Corp.	8,219	215,749
Ocwen Financial Corp. (a)	27,500	86,075
OFG Bancorp	11,711	110,083
Ohio Valley Banc Corp.	1,011	40,844
Old Line Bancshares Inc.	2,037	59,969
Old National Bancorp	33,451	583,720
Old Point Financial Corp.	881	26,210
Old Second Bancorp Inc.	7,100	96,915
OM Asset Management PLC	18,894	316,475
On Deck Capital Inc. (a)	12,136	69,661
Oppenheimer Holdings Inc. Class A	2,680	71,824
Opus Bank (a)	4,865	132,815
Orchid Island Capital Inc.	10,437	96,855
Oritani Financial Corp.	10,256	168,198
Orrstown Financial Services Inc.	1,633	41,233
Owens Realty Mortgage Inc.	2,720	43,547
Pacific Mercantile Bancorp (a)	3,714	32,498
Pacific Premier Bancorp Inc. (a)	9,814	392,560
Paragon Commercial Corp. (a)	1,090	57,999
Park National Corp.	3,287	341,848
Parke Bancorp Inc.	1,456	29,921
PCSB Financial Corp. (a)	4,726	90,030
Peapack-Gladstone Financial Corp.	4,109	143,897
Penns Woods Bancorp Inc.	1,257	58,551
PennyMac Mortgage Investment Trust	15,371	247,012
Peoples Bancorp Inc.	4,259	138,929
Peoples Bancorp of North Carolina Inc.	1,168	35,846
Peoples Financial Services Corp.	1,900	88,502
People’s Utah Bancorp	3,262	98,839
PHH Corp. (a)	7,693	79,238
Piper Jaffray Companies Inc.	3,610	311,363
PJT Partners Inc. Class A	4,400	200,640
PRA Group Inc. (a)	11,391	378,181
Preferred Bank	3,230	189,859
Premier Financial Bancorp Inc.	2,157	43,313
Primerica Inc.	11,182	1,135,532
Provident Bancorp Inc. (a)	1,045	27,640
Provident Financial Holdings Inc.	1,708	31,427
Provident Financial Services Inc.	15,115	407,652
Prudential Bancorp Inc.	2,028	35,693
Pzena Investment Management Inc. Class A	3,586	38,263
QCR Holdings Inc.	3,141	134,592
Radian Group Inc.	54,670	1,126,749
RBB Bancorp	743	20,336
Redwood Trust Inc.	19,693	291,850
Regional Management Corp. (a)	2,600	68,406
Renasant Corp.	11,409	466,514
Republic Bancorp Inc. Class A	2,619	99,574
Republic First Bancorp Inc. (a)	13,455	113,695
Resource Capital Corp.	8,574	80,338
Riverview Bancorp Inc.	5,029	43,601
RLI Corp.	9,846	597,258

See accompanying notes to financial statements.	97

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
S&T Bancorp Inc.	8,884	$353,672
Safeguard Scientifics Inc. (a)	5,216	58,419
Safety Insurance Group Inc.	3,764	302,626
Sandy Spring Bancorp Inc.	5,736	223,819
Seacoast Banking Corporation of Florida (a)	10,452	263,495
Selective Insurance Group Inc.	14,629	858,722
ServisFirst Bancshares Inc.	11,607	481,691
Shore Bancshares Inc.	2,988	49,900
SI Financial Group Inc.	2,871	42,204
Sierra Bancorp	3,000	79,680
Silvercrest Asset Management Group Inc. Class A	1,782	28,601
Simmons First National Corp.	10,173	580,878
SmartFinancial Inc. (a)	1,823	39,559
South State Corp.	9,106	793,588
Southern First Bancshares Inc. (a)	1,427	58,864
Southern Missouri Bancorp Inc.	1,446	54,355
Southern National Bancorp of Virginia Inc.	5,216	83,612
Southside Bancshares Inc.	7,260	244,517
State Auto Financial Corp.	4,446	129,468
State Bank Financial Corp.	9,764	291,358
Sterling Bancorp	54,468	1,339,913
Stewart Information Services Corp.	5,234	221,398
Stifel Financial Corp.	16,682	993,580
Stock Yards Bancorp Inc.	5,650	213,005
Summit Financial Group Inc.	2,641	69,511
Sun Bancorp Inc.	2,832	68,818
Sunshine Bancorp Inc. (a)	1,920	44,045
Sutherland Asset Management Corp.	4,818	72,993
Territorial Bancorp Inc.	2,085	64,364
Texas Capital Bancshares Inc. (a)	12,549	1,115,606
Third Point Reinsurance Ltd. (a)	22,882	335,221
Timberland Bancorp Inc.	1,578	41,896
Tiptree Inc.	5,976	35,557
Tompkins Financial Corp.	3,558	289,443
TowneBank	13,980	429,885
TPG RE Finance Trust Inc.	2,685	51,149
Trico Bancshares	5,323	201,529
Tristate Capital Holdings Inc. (a)	5,500	126,500
Triumph Bancorp Inc. (a)	4,572	144,018
Trupanion Inc. (a)	5,880	172,108
Trustco Bank Corp. NY	23,377	215,068
Trustmark Corp.	16,681	531,457
Two River Bancorp	1,809	32,797
UMB Financial Corp.	11,480	825,642
Umpqua Holdings Corp.	56,102	1,166,922
Union Bankshares Corp.	10,745	388,647
Union Bankshares Inc.	889	47,073
United Bankshares Inc.	25,084	871,669
United Community Banks Inc.	18,536	521,603
United Community Financial Corp.	12,500	114,125
United Financial Bancorp Inc.	13,173	232,372
United Fire Group Inc.	5,224	238,110
United Insurance Holdings Corp.	5,451	94,030
United Security Bancshares	3,268	35,948

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Unity Bancorp Inc.	1,926	$38,039
Universal Insurance Holdings Inc.	7,933	216,968
Univest Corp. of Pennsylvania	6,643	186,336
Valley National Bancorp	65,668	736,795
Veritex Holdings Inc. (a)	3,723	102,718
Virtu Financial Inc. Class A	6,783	124,129
Virtus Investment Partners Inc.	1,768	203,408
Waddell & Reed Financial Inc. Class A	20,045	447,805
Walker & Dunlop Inc. (a)	6,951	330,173
Washington Federal Inc.	21,954	751,925
Washington Trust Bancorp Inc.	3,982	212,042
WashingtonFirst Bankshares Inc.	2,532	86,746
Waterstone Financial Inc.	6,915	117,901
WesBanco Inc.	10,427	423,858
West Bancorporation	4,200	105,630
Westamerica Bancorporation	6,256	372,545
Western Asset Mortgage Capital Corp.	11,366	113,092
Western New England Bancorp Inc.	6,784	73,946
Westwood Holdings Group Inc.	2,134	141,292
Wintrust Financial Corp.	14,051	1,157,381
WisdomTree Investments Inc.	29,596	371,430
WMIH Corp. (a)	51,344	43,596
World Acceptance Corp. (a)	1,453	117,286
WSFS Financial Corp.	7,335	350,980
Xenith Bankshares Inc. (a)	1,347	45,569

		94,082,506

Health Care (15.15%)
AAC Holdings Inc. (a)	2,887	25,983
Abaxis Inc.	5,287	261,812
Abeona Therapeutics Inc. (a)	7,194	114,025
Accelerate Diagnostics Inc. (a)	6,761	177,138
Acceleron Pharma Inc. (a)	9,586	406,830
Accuray Inc. (a)	21,167	91,018
Aceto Corp.	7,364	76,070
Achaogen Inc. (a)	8,840	94,942
Achillion Pharmaceuticals Inc. (a)	30,812	88,739
Aclaris Therapeutics Inc. (a)	5,828	143,718
Acorda Therapeutics Inc. (a)	11,223	240,733
Adamas Pharmaceuticals Inc. (a)	3,821	129,494
Addus HomeCare Corp. (a)	1,678	58,394
Aduro Biotech Inc. (a)	10,795	80,963
Advaxis Inc. (a)	9,692	27,525
Aerie Pharmaceuticals Inc. (a)	8,228	491,623
Agenus Inc. (a)	18,600	60,636
Aileron Therapeutics Inc. (a)	1,175	12,385
Aimmune Therapeutics Inc. (a)	8,691	328,694
Akcea Therapeutics Inc. (a)	3,820	66,315
Akebia Therapeutics Inc. (a)	11,505	171,079
Alder Biopharmaceuticals Inc. (a)	16,065	183,944
Allena Pharmaceuticals Inc. (a)	1,354	13,621
Allscripts Healthcare Solutions Inc. (a)	45,918	668,107
Almost Family Inc. (a)	3,327	184,149
AMAG Pharmaceuticals Inc. (a)	9,117	120,800
Amedisys Inc. (a)	7,388	389,421

98	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
American Renal Associates Holdings Inc. (a)	2,656	$46,214
Amicus Therapeutics Inc. (a)	42,636	613,532
AMN Healthcare Services Inc. (a)	12,026	592,281
Amphastar Pharmaceuticals Inc. (a)	9,135	175,757
Analogic Corp.	3,026	253,432
AnaptysBio Inc. (a)	4,577	460,995
Anavex Life Sciences Corp. (a)	8,376	26,971
Angiodynamics Inc. (a)	9,498	157,952
ANI Pharmaceuticals Inc. (a)	2,055	132,445
Anika Therapeutics Inc. (a)	3,612	194,723
Antares Pharma Inc. (a)	37,153	73,934
Apellis Pharmaceuticals Inc. (a)	2,724	59,111
Aratana Therapeutics Inc. (a)	10,556	55,525
Ardelyx Inc. (a)	8,691	57,361
Arena Pharmaceuticals Inc. (a)	10,048	341,331
Array Biopharma Inc. (a)	49,637	635,354
Assembly Biosciences Inc. (a)	4,109	185,932
Asterias Biotherapeutics (a)	5,683	12,787
Atara Biotherapeutics Inc. (a)	6,928	125,397
Athenex Inc. (a)	1,663	26,442
Athersys Inc. (a)	30,406	55,035
AtriCure Inc. (a)	8,148	148,620
Atrion Corp.	369	232,691
Audentes Therapeutics Inc. (a)	3,925	122,656
AveXis Inc. (a)	6,146	680,178
AxoGen Inc. (a)	7,053	199,600
Axovant Sciences Ltd. (a)	8,534	44,974
Bellicum Pharmaceutical Inc. (a)	7,195	60,510
BioCryst Pharmaceuticals Inc. (a)	24,841	121,969
Biohaven Pharmaceutical Holding Company Ltd. (a)	2,630	70,957
BioScrip Inc. (a)	30,994	90,193
BioSpecifics Technologies Corp. (a)	1,431	62,005
BioTelemetry Inc. (a)	7,986	238,781
BioTime Inc. (a)	19,903	42,791
Bluebird Bio Inc. (a)	12,291	2,189,027
Blueprint Medicines Corp. (a)	10,648	802,966
Calithera Biosciences Inc. (a)	7,937	66,274
Calyxt Inc. (a)	2,038	44,897
Cambrex Corp. (a)	8,084	388,032
Cantel Medical Corp.	9,264	952,988
Capital Senior Living Corp. (a)	6,561	88,508
Cara Therapeutics Inc. (a)	6,765	82,804
Cardiovascular Systems Inc. (a)	8,549	202,526
Cascadian Therapeutics Inc. (a)	8,633	31,942
Castlight Health Inc. Class B (a)	16,604	62,265
Catalent Inc. (a)	33,541	1,377,864
Catalyst Pharmaceuticals Inc. (a)	18,363	71,799
Celcuity Inc. (a)	881	16,695
Celldex Therapeutics Inc. (a)	31,299	88,889
Cerus Corp. (a)	30,477	103,012
Chemed Corp.	4,004	973,052
ChemoCentryx Inc. (a)	5,355	31,862
Chimerix Inc. (a)	11,084	51,319
Civitas Solutions Inc. (a)	4,333	74,094
Clearside Biomedical Inc. (a)	5,346	37,422

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Clovis Oncology Inc. (a)	10,995	$747,660
Coherus Biosciences Inc. (a)	9,605	84,524
Collegium Pharmaceutical Inc. (a)	6,754	124,679
Community Health Systems Inc. (a)	24,948	106,278
Computer Programs & Systems Inc.	2,972	89,309
Conatus Pharmaceuticals Inc. (a)	6,669	30,811
Concert Pharmaceuticals Inc. (a)	4,488	116,105
ConforMis Inc. (a)	8,957	21,318
Conmed Corp.	6,684	340,683
Corbus Pharmaceuticals Holdings Inc. (a)	11,500	81,650
Corcept Therapeutics Inc. (a)	22,787	411,533
Corindus Vascular Robotics Inc. (a)	21,596	21,812
Corium International Inc. (a)	6,632	63,734
Corvel Corp. (a)	2,242	118,602
Corvus Pharmaceuticals Inc. (a)	2,140	22,170
Cotiviti Holdings Inc. (a)	9,088	292,724
Cross Country Healthcare Inc. (a)	9,593	122,407
CryoLife Inc. (a)	8,171	156,475
Curis Inc. (a)	33,389	23,372
Cutera Inc. (a)	3,500	158,725
Cytokinetics Inc. (a)	10,814	88,134
CytomX Therapeutics Inc. (a)	7,527	158,895
Deciphera Pharmaceuticals Inc. (a)	2,088	47,335
DepoMed Inc. (a)	15,071	121,322
Dermira Inc. (a)	9,924	275,986
Diplomat Pharmacy Inc. (a)	12,166	244,172
Dova Pharmaceuticals Inc. (a)	1,248	35,942
Durect Corp. (a)	34,343	31,657
Dyax Corp. Contingent Value Rights (a) (b)	35,404	39,298
Dynavax Technologies Corp. (a)	15,618	292,057
Eagle Pharmaceuticals Inc. (a)	2,163	115,547
Edge Therapeutics Inc. (a)	5,103	47,815
Editas Medicine Inc. (a)	8,820	271,039
Emergent Biosolutions Inc. (a)	8,491	394,577
Enanta Pharmaceuticals Inc. (a)	3,733	219,052
Endologix Inc. (a)	20,994	112,318
Ensign Group Inc., The	12,470	276,834
Entellus Medical Inc. (a)	3,157	76,999
Enzo Biochem Inc. (a)	9,922	80,864
Epizyme Inc. (a)	12,471	156,511
Esperion Therapeutics Inc. (a)	4,397	289,498
Evolent Health Inc. Class A (a)	15,118	185,951
Exact Sciences Corp. (a)	29,511	1,550,508
Exactech Inc. (a)	2,600	128,570
Fate Therapeutics Inc. (a)	9,589	58,589
FibroGen Inc. (a)	17,388	824,191
Five Prime Therapeutics Inc. (a)	7,150	156,728
Flexion Therapeutics Inc. (a)	8,400	210,336
Fluidigm Corp. (a)	10,478	61,715
Fonar Corp. (a)	1,578	38,424
Fortress Biotech Inc. (a)	8,043	32,092
Foundation Medicine Inc. (a)	3,716	253,431
G1 Therapeutics Inc. (a)	1,961	38,906
Genesis Healthcare Inc. (a)	10,551	8,049
GenMark Diagnostics Inc. (a)	13,088	54,577

See accompanying notes to financial statements.	99

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Genocea Biosciences Inc. (a)	7,265	$8,427
Genomic Health Inc. (a)	4,926	168,469
Geron Corp. (a)	39,201	70,562
Glaukos Corp. (a)	7,476	191,759
Global Blood Therapeutics Inc. (a)	9,175	361,036
Globus Medical Inc. Class A (a)	17,964	738,320
Haemonetics Corp. (a)	13,487	783,325
Halozyme Therapeutics Inc. (a)	29,625	600,203
Halyard Health Inc. (a)	11,913	550,142
HealthEquity Inc. (a)	12,459	581,337
Healthsouth Corp.	24,730	1,221,909
HealthStream Inc. (a)	6,817	157,882
Heron Therapeutics Inc. (a)	11,364	205,688
Heska Corp. (a)	1,599	128,256
HMS Holdings Corp. (a)	20,764	351,950
Horizon Pharma PLC (a)	41,517	606,148
ICU Medical Inc. (a)	3,840	829,440
Idera Pharmaceuticals Inc. (a)	36,086	76,141
Ignyta Inc. (a)	15,057	402,022
Immune Design Corp. (a)	9,222	35,966
ImmunoGen Inc. (a)	25,543	163,731
Immunomedics Inc. (a)	26,115	422,018
Impax Laboratories Inc. (a)	18,168	302,497
INC Research Holdings Inc. Class A (a)	13,859	604,252
Innoviva Inc. (a)	18,154	257,605
Inogen Inc. (a)	4,264	507,757
Inovalon Holdings Inc. Class A (a)	16,335	245,025
Inovio Pharmaceuticals Inc. (a)	20,584	85,012
Insmed Inc. (a)	19,380	604,268
Insulet Corp. (a)	14,565	1,004,985
Insys Therapeutics Inc. (a)	6,200	59,644
Integer Holdings Corp. (a)	8,007	362,717
Integra LifeSciences Holdings Corp. (a)	15,983	764,946
Intellia Therapeutics Inc. (a)	4,570	87,835
Intersect ENT Inc. (a)	6,507	210,827
Intra-Cellular Therapies Inc. (a)	10,695	154,864
Invacare Corp.	8,104	136,552
Invitae Corp. (a)	10,046	91,218
Iovance Biotherapeutics Inc. (a)	16,493	131,944
iRhythm Technologies Inc. (a)	3,602	201,892
Ironwood Pharmaceuticals Inc. (a)	32,854	492,481
Jounce Therapeutics Inc. (a)	3,614	46,079
K2M Group Holdings Inc. (a)	10,527	189,486
Kala Pharmaceuticals Inc. (a)	2,030	37,535
Karyopharm Therapeutics Inc. (a)	8,731	83,818
Keryx Biopharmaceuticals Inc. (a)	22,994	106,922
Kindred Biosciences Inc. (a)	5,325	50,321
Kindred Healthcare Inc.	22,044	213,827
Kura Oncology Inc. (a)	4,934	75,490
La Jolla Pharmaceutical Co. (a)	4,523	145,550
Lannett Company Inc. (a)	7,366	170,891
Lantheus Holdings Inc. (a)	7,820	159,919
LeMaitre Vascular Inc.	3,883	123,635
Lexicon Pharmaceuticals Inc. (a)	11,096	109,628
LHC Group Inc. (a)	3,835	234,894
Ligand Pharmaceuticals Inc. Class B (a)	5,027	688,347

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
LivaNova PLC (a)	12,198	$974,864
Loxo Oncology Inc. (a)	5,700	479,826
Luminex Corp.	10,619	209,194
MacroGenics Inc. (a)	8,395	159,505
Madrigal Pharmaceuticals Inc. (a)	1,132	103,906
Magellan Health Inc. (a)	6,051	584,224
Masimo Corp. (a)	11,326	960,445
Matinas BioPharma Holdings Inc. (a)	13,754	15,955
Medicines Co., The (a)	17,063	466,502
MediciNova Inc. (a)	7,302	47,244
Medidata Solutions Inc. (a)	14,111	894,214
Medpace Holdings Inc. (a)	1,660	60,192
Melinta Therapeutics Inc. (a)	2,317	36,609
Meridian Bioscience Inc.	10,951	153,314
Merit Medical Systems Inc. (a)	12,442	537,494
Merrimack Pharmaceuticals Inc.	3,158	32,370
Mersana Therapeutics Inc. (a)	1,187	19,502
MiMedx Group Inc. (a)	26,098	329,096
Minerva Neurosciences Inc. (a)	6,493	39,283
Miragen Therapeutics Inc. (a)	3,153	32,886
Molina Healthcare Inc. (a)	11,203	859,046
Momenta Pharmaceuticals Inc. (a)	19,138	266,975
MyoKardia Inc. (a)	4,967	209,111
Myriad Genetics Inc. (a)	16,259	558,415
NanoString Technologies Inc. (a)	5,518	41,219
NantHealth Inc. (a)	4,515	13,771
NantKwest Inc. (a)	7,897	35,458
Natera Inc. (a)	8,142	73,197
National Healthcare Corp.	2,874	175,142
National Research Corp. Class A	2,400	89,520
Natus Medical Inc. (a)	7,636	291,695
Nektar Therapeutics (a)	37,283	2,226,541
Neogen Corp. (a)	9,390	771,952
NeoGenomics Inc. (a)	14,347	127,114
Neos Therapeutics Inc. (a)	5,718	58,324
Nevro Corp. (a)	6,896	476,100
NewLink Genetics Corp. (a)	7,896	64,037
Novavax Inc. (a)	81,906	101,563
Novelion Therapeutics Inc. (a)	3,798	11,850
Novocure Ltd. (a)	15,039	303,788
NuVasive Inc. (a)	12,878	753,234
NxStage Medical Inc. (a)	16,551	401,031
Nymox Pharmaceutical Corp. (a)	7,291	24,060
Obalon Therapeutics Inc. (a)	2,139	14,139
Ocular Therapeutix Inc. (a)	5,875	26,144
Omeros Corp. (a)	11,845	230,148
Omnicell Inc. (a)	9,482	459,877
Omthera Pharmaceuticals Inc. Contingent Value Rights (a) (b) (c)	1,326	0
Optinose Inc. (a)	1,129	21,338
OraSure Technologies Inc. (a)	14,563	274,658
Organovo Holdings Inc. (a)	23,400	31,356
Orthofix International NV (a)	4,222	230,943
OrthoPediatrics Corp. (a)	926	17,770
Otonomy Inc. (a)	7,306	40,548
Ovid Therapeutics Inc. (a)	1,295	12,782
Owens & Minor Inc.	15,096	285,012

100	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Oxford Immunotec Global PLC (a)	5,855	$81,794
Pacific Biosciences of California Inc. (a)	26,269	69,350
Pacira Pharmaceuticals Inc. (a)	9,780	446,457
Paratek Pharmaceuticals Inc. (a)	6,117	109,494
PDL BioPharma Inc. (a)	38,744	106,159
Penumbra Inc. (a)	7,315	688,342
PetIQ Inc. (a)	1,749	38,198
Phibro Animal Health Corp. Class A	4,899	164,117
Pieris Pharmaceuticals Inc. (a)	8,829	66,659
Portola Pharmaceuticals Inc. (a)	14,239	693,155
PRA Health Sciences Inc. (a)	12,486	1,137,100
Prestige Brands Holdings Inc. (a)	13,076	580,705
Progenics Pharmaceuticals Inc. (a)	18,304	108,909
Protagonist Therapeutics Inc. (a)	2,896	60,237
Prothena Corp. PLC (a)	9,904	371,301
Providence Service Corp. (a)	2,832	168,051
PTC Therapeutics Inc. (a)	10,339	172,455
Pulse Biosciences Inc. (a)	2,350	55,460
Puma Biotechnology Inc. (a)	7,328	724,373
Quality Systems Inc. (a)	13,174	178,903
Quidel Corp. (a)	7,251	314,331
Quotient Ltd. (a)	6,875	34,031
R1 RCM Inc. (a)	26,933	118,775
Ra Pharmaceuticals Inc. (a)	3,044	25,874
Radius Health Inc. (a)	9,696	308,042
RadNet Inc. (a)	9,262	93,546
Reata Pharmaceuticals Inc. Class A (a)	2,893	81,930
Recro Pharma Inc. (a)	3,414	31,580
REGENXBIO Inc. (a)	7,152	237,804
Repligen Corp. (a)	9,641	349,775
Retrophin Inc. (a)	10,070	212,175
Revance Therapeutics Inc. (a)	5,818	207,994
Rhythm Pharmaceuticals Inc. (a)	2,093	60,823
Rigel Pharmaceuticals Inc. (a)	37,626	145,989
Rockwell Medical Inc. (a)	12,544	73,006
RTI Surgical Inc. (a)	15,973	65,489
Sage Therapeutics Inc. (a)	9,502	1,565,074
Sangamo Therapeutics Inc. (a)	21,411	351,140
Sarepta Therapeutics Inc. (a)	15,304	851,515
Select Medical Holdings Corp. (a)	27,328	482,339
Selecta Biosciences Inc. (a)	3,888	38,141
Seres Therapeutics Inc. (a)	5,629	57,078
Sienna Biopharmaceuticals Inc. (a)	1,209	21,943
Sientra Inc. (a)	3,540	49,772
Simulations Plus Inc.	2,717	43,744
Spark Therapeutics Inc. (a)	6,958	357,780
Spectrum Pharmaceuticals Inc. (a)	22,238	421,410
Spero Therapeutics Inc. (a)	1,459	17,143
STAAR Surgical Co. (a)	9,969	154,520
Stemline Therapeutics Inc. (a)	5,322	83,023
Strongbridge Biopharma PLC (a)	5,474	39,687
Sucampo Pharmaceuticals Inc. Class A (a)	6,000	107,700
Supernus Pharmaceuticals Inc. (a)	12,162	484,656
Surgery Partners Inc. (a)	5,289	63,997
SurModics Inc. (a)	3,219	90,132

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Syndax Pharmaceuticals Inc. (a)	2,243	$19,649
Synergy Pharmaceuticals Inc. (a)	60,283	134,431
Syros Pharmaceuticals Inc. (a)	3,220	31,331
Tabula Rasa HealthCare Inc. (a)	2,430	68,162
Tactile Systems Technology Inc. (a)	3,233	93,692
Teladoc Inc. (a)	13,431	468,070
Teligent Inc. (a)	10,912	39,611
Tenet Healthcare Corp. (a)	20,147	305,429
Tetraphase Pharmaceuticals Inc. (a)	13,027	82,070
TG Therapeutics Inc. (a)	12,586	103,205
TherapeuticsMD Inc. (a)	43,083	260,221
Theravance Biopharma Inc. (a)	10,643	296,833
Tivity Health Inc. (a)	9,503	347,335
Tocagen Inc. (a)	4,466	45,777
Trevena Inc. (a)	11,445	18,312
Triple-S Management Corp. Class B (a)	6,017	149,522
U.S. Physical Therapy Inc.	2,875	207,575
Ultragenyx Pharmaceutical Inc. (a)	9,673	448,634
Utah Medical Products Inc.	793	64,550
Vanda Pharmaceuticals Inc. (a)	11,464	174,253
Varex Imaging Corp. (a)	9,312	374,063
VBI Vaccines Inc. (a)	9,488	40,514
Veracyte Inc. (a)	4,852	31,684
Versartis Inc. (a)	8,492	18,682
ViewRay Inc. (a)	7,589	70,274
Viveve Medical Inc. (a)	3,890	19,333
Vocera Communications Inc. (a)	7,275	219,851
Voyager Therapeutics Inc. (a)	3,995	66,317
vTv Therapeutics Inc. Class A (a)	1,946	11,695
WaVe Life Sciences Ltd. (a)	3,082	108,178
Wright Medical Group NV (a)	25,817	573,137
XBiotech Inc. (a)	4,422	17,423
Xencor Inc. (a)	9,697	212,558
ZIOPHARM Oncology Inc. (a)	34,210	141,629
Zogenix Inc. (a)	8,708	348,755
Zynerba Pharmaceuticals Inc. (a)	2,960	37,059

		81,382,189

Industrials (15.15%)
Aaon Inc.	10,229	375,395
AAR Corp.	8,133	319,546
ABM Industries Inc.	14,196	535,473
Acco Brands Corp. (a)	25,759	314,260
Actuant Corp. Class A	15,402	389,671
Advanced Disposal Services Inc. (a)	11,012	263,627
Advanced Drainage Systems Inc.	9,155	218,347
Aegion Corp. (a)	8,089	205,703
Aerojet Rocketdyne Holdings Inc. (a)	17,570	548,184
Aerovironment Inc. (a)	5,385	302,422
Air Transport Services Group Inc. (a)	15,023	347,632
Aircastle Ltd.	11,636	272,166
Alamo Group Inc.	2,438	275,177
Albany International Corp. Class A	6,918	425,111
Allegiant Travel Co.	3,248	502,628
Allied Motion Technologies Inc.	1,500	49,635
Altra Industrial Motion Corp.	7,046	355,118

See accompanying notes to financial statements.	101

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Ameresco Inc. Class A (a)	5,100	$43,860
American Railcar Industries Inc.	1,916	79,782
American Woodmark Corp. (a)	3,527	459,392
Apogee Enterprises Inc.	6,965	318,509
Applied Industrial Technologies Inc.	9,598	653,624
Aqua Metals Inc. (a)	4,311	9,182
ARC Document Solutions Inc. (a)	10,621	27,084
ArcBest Corp.	6,389	228,407
Argan Inc.	3,780	170,100
Armstrong Flooring Inc. (a)	4,765	80,624
Astec Industries Inc.	5,156	301,626
Astronics Corp. (a)	5,287	219,252
Atkore International Group Inc. (a)	8,599	184,449
Atlas Air Worldwide Holdings Inc. (a)	5,694	333,953
Avis Budget Group Inc. (a)	18,104	794,404
Axon Enterprise Inc. (a)	13,185	349,403
AZZ Inc.	6,298	321,828
Babcock & Wilcox Enterprises Inc. (a)	11,883	67,495
Barnes Group Inc.	12,590	796,569
Barrett Business Services Inc.	1,800	116,082
Beacon Roofing Supply Inc. (a)	16,988	1,083,155
BG Staffing Inc.	1,807	28,804
Blue Bird Corp. (a)	1,947	38,745
BMC Stock Holdings Inc. (a)	16,240	410,872
Brady Corp.	11,435	433,387
Briggs & Stratton Corp.	10,312	261,615
Brink’s Co., The	11,700	920,790
Builders FirstSource Inc. (a)	27,945	608,922
CaesarStone Ltd. (a)	5,377	118,294
CAI International Inc. (a)	3,756	106,370
Casella Waste Systems Inc. Class A (a)	9,596	220,900
CBIZ Inc. (a)	13,491	208,436
CECO Environmental Corp.	8,129	41,702
Chart Industries Inc. (a)	7,596	355,949
Chicago Bridge & Iron Company N.V.	25,441	410,618
CIRCOR International Inc.	4,321	210,346
Cogint Inc. (a)	3,642	16,025
Columbus McKinnon Corp.	5,556	222,129
Comfort Systems USA Inc.	9,335	407,473
Commercial Vehicle Group Inc. (a)	6,520	69,699
Continental Building Products Inc. (a)	9,427	265,370
Costamare Inc.	11,261	64,976
Covanta Holding Corp.	29,475	498,128
Covenant Transport Group Inc. Class A (a)	3,187	91,563
CRA International Inc.	1,911	85,899
CSW Industrials Inc. (a)	3,718	170,842
Cubic Corp.	6,230	367,259
Curtiss-Wright Corp.	11,095	1,351,926
Daseke Inc. (a)	6,393	91,356
Deluxe Corp.	12,357	949,512
DMC Global Inc.	3,782	94,739
Douglas Dynamics Inc.	5,533	209,147
Ducommun Inc. (a)	2,600	73,970
DXP Enterprises Inc. (a)	4,232	125,140
Dycom Industries Inc. (a)	7,587	845,419
Eagle Bulk Shipping Inc. (a)	9,699	43,452

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Eastern Co., The	1,396	$36,505
Echo Global Logistics Inc. (a)	6,697	187,516
EMCOR Group Inc.	14,853	1,214,233
Encore Wire Corp.	5,295	257,602
Energous Corp. (a)	4,878	94,877
Energy Recovery Inc. (a)	8,645	75,644
EnerSys	10,885	757,923
Engility Holdings Inc. (a)	4,683	132,857
Ennis Inc.	6,432	133,464
EnPro Industries Inc.	5,269	492,704
EnviroStar Inc.	869	34,760
ESCO Technologies Inc.	6,464	389,456
Essendant Inc.	9,722	90,123
Esterline Technologies Corp. (a)	6,608	493,618
ExOne Co., The (a)	3,093	25,981
Exponent Inc.	6,365	452,552
Federal Signal Corp.	14,919	299,723
Forrester Research Inc.	2,450	108,290
Forward Air Corp.	7,370	423,333
Foundation Building Materials Inc. (a)	3,631	53,702
Franklin Covey Co. (a)	2,568	53,286
Franklin Electric Co. Inc.	11,734	538,591
Freightcar America Inc.	3,060	52,265
FTI Consulting Inc. (a)	9,574	411,299
GATX Corp.	9,472	588,780
Genco Shipping & Trading Ltd. (a)	1,845	24,575
Gencor Industries Inc. (a)	2,014	33,332
Generac Holdings Inc. (a)	15,233	754,338
General Cable Corp.	12,559	371,746
Gibraltar Industries Inc. (a)	7,590	250,470
Global Brass & Copper Holdings Inc.	5,146	170,333
GMS Inc. (a)	6,985	262,915
Gorman-Rupp Co., The	4,484	139,946
GP Strategies Corp. (a)	3,200	74,240
Graham Corp.	2,600	54,418
Granite Construction Inc.	10,080	639,374
Great Lakes Dredge & Dock Co. (a)	14,800	79,920
Greenbrier Companies Inc., The	6,903	367,930
Griffon Corp.	7,660	155,881
H&E Equipment Services Inc.	7,801	317,111
Hardinge Inc.	2,803	48,828
Harsco Corp. (a)	19,846	370,128
Hawaiian Holdings Inc.	13,150	524,028
HC2 Holdings Inc. (a)	8,868	52,765
Healthcare Services Group Inc.	18,155	957,132
Heartland Express Inc.	11,991	279,870
Heidrick & Struggles International Inc.	4,612	113,225
Herc Holdings Inc. (a)	6,015	376,599
Heritage-Crystal Clean Inc. (a)	3,467	75,407
Herman Miller Inc.	15,101	604,795
Hertz Global Holdings Inc. (a)	13,684	302,416
Hill International Inc. (a)	8,500	46,325
Hillenbrand Inc.	15,736	703,399
HNI Corp.	10,948	422,264
Hub Group Inc. (a)	8,096	387,798
Hudson Technologies Inc. (a)	9,505	57,695

102	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Hurco Companies Inc.	1,569	$66,212
Huron Consulting Group Inc. (a)	5,770	233,397
Huttig Building Products Inc. (a)	6,126	40,738
Hyster-Yale Materials Handling Inc.	2,683	228,484
ICF International Inc. (a)	4,555	239,138
IES Holdings Inc. (a)	1,968	33,948
Innerworkings Inc. (a)	11,869	119,046
Insperity Inc.	9,258	530,946
Insteel Industries Inc.	4,500	127,440
Interface Inc.	15,013	377,577
JELD-WEN Holding Inc. (a)	16,968	668,030
John Bean Technologies Corp.	7,903	875,652
Kadant Inc.	2,758	276,903
Kaman Corp.	6,774	398,582
KBR Inc.	35,045	694,942
Kelly Services Inc. Class A	7,516	204,961
Kennametal Inc.	20,104	973,235
Keyw Holding Corp., The (a)	12,213	71,690
Kforce Inc.	6,210	156,803
Kimball International Inc. Class B	9,563	178,541
KLX Inc. (a)	12,954	884,111
Knight-Swift Transportation Holdings Inc.	31,763	1,388,678
Knoll Inc.	12,592	290,120
Korn/Ferry International	13,346	552,257
Kratos Defense & Security Solutions Inc. (a)	21,642	229,189
L.B. Foster Co. Class A (a)	2,058	55,875
Lawson Products Inc. (a)	1,400	34,650
Layne Christensen Co. (a)	4,883	61,282
Lindsay Corp.	2,581	227,644
LSC Communications Inc.	8,804	133,381
LSI Industries Inc.	5,747	39,539
Lydall Inc. (a)	4,007	203,355
Manitowoc Company Inc., The (a)	8,246	324,398
Marten Transport Ltd.	10,328	209,658
Masonite International Corp. (a)	7,210	534,622
MasTec Inc. (a)	16,971	830,730
Matson Inc.	10,586	315,886
Matthews International Corp. Class A	7,649	403,867
McGrath Rentcorp	5,756	270,417
Mercury Systems Inc. (a)	11,689	600,230
Meritor Inc. (a)	21,210	497,587
Milacron Holdings Corp. (a)	13,571	259,749
Miller Industries Inc.	2,950	76,110
Mistras Group Inc. (a)	4,362	102,376
Mobile Mini Inc.	10,778	371,841
Moog Inc. Class A (a)	8,101	703,572
MRC Global Inc. (a)	21,731	367,689
MSA Safety Inc.	8,475	656,982
Mueller Industries Inc.	14,034	497,225
Mueller Water Products Inc.	39,300	492,429
Multi-Color Corp.	3,293	246,481
MYR Group Inc. (a)	3,968	141,777
National Presto Industries Inc.	1,315	130,777
Navigant Consulting Inc. (a)	11,949	231,930
Navios Maritime Holdings Inc. (a)	22,728	27,274

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Navistar International Corp. (a)	12,467	$534,585
NCI Building Systems Inc. (a)	10,421	201,125
Nexeo Solutions Inc. (a)	6,806	61,935
NL Industries Inc. (a)	1,843	26,263
NN Inc.	6,990	192,924
Northwest Pipe Co. (a)	2,409	46,108
NOW Inc. (a)	25,923	285,931
NV5 Global Inc. (a)	1,941	105,105
Omega Flex Inc.	800	57,128
On Assignment Inc. (a)	12,770	820,728
Orion Group Holdings Inc. (a)	6,764	52,962
Park-Ohio Holdings Corp.	2,366	108,718
Patrick Industries Inc. (a)	6,016	417,811
PGT Innovations Inc. (a)	12,594	212,209
Plug Power Inc. (a)	58,142	137,215
Ply Gem Holdings Inc. (a)	6,097	112,795
Powell Industries Inc.	2,355	67,471
Preformed Line Products Co.	600	42,630
Primoris Services Corp.	10,034	272,824
Proto Labs Inc. (a)	6,347	653,741
Quad Graphics Inc.	8,283	187,196
Quanex Building Products Corp.	9,084	212,566
R.R. Donnelley & Sons Co.	17,389	161,718
Radiant Logistics Inc. (a)	8,900	40,940
Raven Industries Inc.	9,349	321,138
RBC Bearings Inc. (a)	5,839	738,050
Resources Connection Inc.	7,622	117,760
REV Group Inc.	5,980	194,529
Revolution Lighting Technologies Inc. (a)	3,077	10,123
Rexnord Corp. (a)	26,076	678,498
Roadrunner Transportation Systems Inc. (a)	8,040	61,988
RPX Corp.	12,185	163,766
Rush Enterprises Inc. Class A (a)	7,571	384,683
Rush Enterprises Inc. Class B (a)	1,298	62,577
Safe Bulkers Inc. (a)	12,292	39,703
Saia Inc. (a)	6,286	444,735
Schneider National Inc. Class B	10,319	294,711
Scorpio Bulkers Inc.	15,542	115,011
Simpson Manufacturing Co. Inc.	10,225	587,017
SiteOne Landscape Supply Inc. (a)	8,613	660,617
SkyWest Inc.	12,620	670,122
Spartan Motors Inc.	8,811	138,773
Sparton Corp. (a)	2,600	59,956
SPX Corp. (a)	10,332	324,321
SPX FLOW Inc. (a)	10,804	513,730
Standard Plus Corp. (a)	4,567	169,436
Standex International Corp.	3,115	317,263
Steelcase Inc.	21,492	326,678
Sterling Construction Company Inc. (a)	6,528	106,276
Sun Hydraulics Corp.	5,997	387,946
Sunrun Inc. (a)	22,706	133,965
Team Inc. (a)	7,533	112,242
Tennant Co.	4,366	317,190
Tetra Tech Inc.	14,204	683,923
Textainer Group Holdings Ltd. (a)	7,126	153,209

See accompanying notes to financial statements.	103

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Thermon Group Holdings Inc. (a)	8,455	$200,130
Titan International Inc.	13,015	167,633
Titan Machinery Inc. (a)	5,044	106,781
TPI Composites Inc. (a)	2,821	57,718
Trex Co. Inc. (a)	7,565	819,970
TriMas Corp. (a)	11,808	315,864
TriNet Group Inc. (a)	10,491	465,171
Triton International Ltd. of Bermuda	11,959	447,865
Triumph Group Inc.	12,140	330,208
TrueBlue Inc. (a)	10,346	284,515
Tutor Perini Corp. (a)	9,318	236,211
Twin Disc Inc. (a)	2,117	56,249
UniFirst Corp.	3,928	647,727
Universal Forest Products Inc.	15,243	573,442
Universal Logistics Holdings Inc.	2,402	57,048
US Ecology Inc.	5,353	273,003
Vectrus Inc. (a)	2,806	86,565
Veritiv Corp. (a)	3,017	87,191
Viad Corp.	5,159	285,809
Vicor Corp. (a)	4,522	94,510
Vivint Solar Inc. (a)	8,937	36,195
VSE Corp.	2,161	104,657
Wabash National Corp.	14,912	323,590
WageWorks Inc. (a)	9,877	612,374
Watts Water Technologies Inc.	6,998	531,498
Werner Enterprises Inc.	11,890	459,549
Wesco Aircraft Holdings Inc. (a)	14,370	106,338
Willdan Group Inc. (a)	1,999	47,856
Willis Lease Finance Corp. (a)	1,221	30,488
Woodward Inc.	13,580	1,039,413
YRC Worldwide Inc. (a)	8,880	127,694

		81,382,715

Information Technology (16.42%)
2U Inc. (a)	12,022	775,539
3D Systems Corp. (a)	28,257	244,140
8x8 Inc. (a)	22,882	322,636
A10 Networks Inc. (a)	12,771	98,592
Acacia Communications Inc. (a)	4,831	175,027
ACI Worldwide Inc. (a)	29,018	657,838
Actua Corp. (a)	7,962	124,207
Acxiom Corp. (a)	19,613	540,534
Adtran Inc.	12,309	238,173
Advanced Energy Industries Inc. (a)	9,986	673,855
Aerohive Networks Inc. (a)	8,122	47,351
Agilysys Inc. (a)	3,514	43,152
Akoustis Technologies Inc. (a)	2,109	13,139
Alarm.com Holdings Inc. (a)	5,269	198,905
Alpha & Omega Semiconductor Ltd. (a)	5,259	86,037
Alteryx Inc. Class A (a)	5,971	150,887
Ambarella Inc. (a)	8,121	477,109
Amber Road Inc. (a)	4,282	31,430
American Software Inc. Class A	6,300	73,269
Amkor Technology Inc. (a)	26,528	266,606
Anixter International Inc. (a)	7,361	559,436
AppFolio Inc. Class A (a)	2,377	98,646

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Applied Optoelectronics Inc. (a)	4,815	$182,103
Apptio Inc. Class A (a)	5,610	131,947
Aquantia Corp. (a)	1,469	16,644
Aspen Technology Inc. (a)	18,404	1,218,345
Avid Technology Inc. (a)	9,149	49,313
AVX Corp.	11,800	204,140
Axcelis Technologies Inc. (a)	7,818	224,377
AXT Inc. (a)	9,596	83,485
Badger Meter Inc.	7,260	347,028
Barracuda Networks Inc. (a)	6,573	180,758
Bazaarvoice Inc. (a)	20,953	114,194
Bel Fuse Inc.	2,483	62,510
Belden Inc.	10,477	808,510
Benchmark Electronics Inc. (a)	12,488	363,401
Benefitfocus Inc. (a)	4,161	112,347
Blackbaud Inc.	12,008	1,134,636
Blackhawk Network Holdings Inc. (a)	13,587	484,377
BlackLine Inc. (a)	4,008	131,462
Blucora Inc. (a)	11,371	251,299
Bottomline Technologies Inc. (a)	9,666	335,217
Box Inc. Class A (a)	20,495	432,854
Brightcove Inc. (a)	8,000	56,800
BroadSoft Inc. (a)	8,037	441,231
Brooks Automation Inc.	17,556	418,711
Cabot Microelectronics Corp.	6,238	586,871
CACI International Inc. Class A (a)	6,129	811,173
CalAmp Corp. (a)	9,090	194,799
Calix Inc. (a)	11,220	66,759
Callidus Software Inc. (a)	17,372	497,708
Carbonite Inc. (a)	6,552	164,455
Cardtronics PLC Class A (a)	11,624	215,276
Care.com Inc. (a)	3,810	68,732
Cars.com Inc. (a)	18,294	527,599
Cass Information Systems Inc.	2,833	164,909
CEVA Inc. (a)	5,676	261,947
ChannelAdvisor Corp. (a)	5,766	51,894
Ciena Corp. (a)	35,072	734,057
Cimpress NV (a)	6,277	752,487
Cirrus Logic Inc. (a)	16,237	842,051
Clearfield Inc. (a)	2,800	34,300
Cloudera Inc. (a)	24,772	409,233
Cohu Inc.	6,608	145,046
CommerceHub Inc. Series A (a)	3,662	80,527
CommerceHub Inc. Series C (a)	7,478	153,972
CommVault Systems Inc. (a)	10,127	531,668
Comtech Telecommunications Corp.	5,926	131,083
Control4 Corp. (a)	6,355	189,125
Convergys Corp.	23,293	547,386
Cornerstone OnDemand Inc. (a)	13,323	470,702
Coupa Software Inc. (a)	8,233	257,034
CPI Card Group Inc.	1,189	4,364
Cray Inc. (a)	9,852	238,418
Cree Inc. (a)	24,481	909,224
CSG Systems International Inc.	8,356	366,160
CTS Corp.	8,064	207,648
CyberOptics Corp. (a)	1,789	26,835
Daktronics Inc.	9,652	88,123

104	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
DHI Group Inc. (a)	12,904	$24,518
Diebold Nixdorf Inc.	18,613	304,323
Digi International Inc. (a)	6,802	64,959
Digimarc Corp. (a)	2,674	96,665
Diodes Inc. (a)	9,917	284,320
DSP Group Inc. (a)	5,824	72,800
Eastman Kodak Co. (a)	4,727	14,654
Ebix Inc.	6,006	475,976
Electro Scientific Industries Inc. (a)	8,051	172,533
Electronics for Imaging Inc. (a)	11,530	340,481
Ellie Mae Inc. (a)	8,659	774,115
EMCORE Corp. (a)	6,100	39,345
Endurance International Group Holdings Inc. (a)	13,872	116,525
Entegris Inc.	35,810	1,090,415
Envestnet Inc. (a)	10,987	547,702
EPAM Systems Inc. (a)	12,579	1,351,362
ePlus inc. (a)	3,328	250,266
Etsy Inc. (a)	30,221	618,019
Everbridge Inc. (a)	4,411	131,095
Everi Holdings Inc. (a)	16,522	124,576
EVERTEC Inc.	15,417	210,442
Exlservice Holdings Inc. (a)	8,112	489,559
Extreme Networks Inc. (a)	28,427	355,906
Fabrinet (a)	8,937	256,492
Fair Isaac Corp.	7,637	1,169,988
FARO Technologies Inc. (a)	4,254	199,938
Finisar Corp. (a)	29,090	591,982
Fitbit Inc. Class A (a)	49,225	281,075
Five9 Inc. (a)	13,551	337,149
ForeScout Technologies Inc. (a)	1,219	38,874
Formfactor Inc. (a)	18,292	286,270
Gerber Scientific Inc. Escrow Shares (b) (c)	6,402	0
Glu Mobile Inc. (a)	25,548	92,995
Gogo Inc. (a)	14,431	162,782
GrubHub Inc. (a)	21,637	1,553,537
GSI Technology Inc. (a)	3,595	28,616
GTT Communications Inc. (a)	7,727	362,783
Hackett Group Inc., The	5,994	94,166
Harmonic Inc. (a)	19,093	80,191
Hortonworks Inc. (a)	12,434	250,048
HubSpot Inc. (a)	8,539	754,848
Ichor Holdings Ltd. (a)	4,488	110,405
II-VI Inc. (a)	15,452	725,471
Immersion Corp. (a)	7,200	50,832
Imperva Inc. (a)	8,737	346,859
Impinj Inc. (a)	4,702	105,936
Infinera Corp. (a)	37,723	238,787
Information Services Group Inc. (a)	8,219	34,273
Inphi Corp. (a)	10,412	381,079
Insight Enterprises Inc. (a)	8,849	338,828
Instructure Inc. (a)	5,509	182,348
Integrated Device Technology Inc. (a)	33,690	1,001,604
InterDigital Inc.	8,574	652,910
Internap Corp. (a)	5,197	81,645
Intevac Inc. (a)	4,950	33,908

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Iteris Inc. (a)	5,899	$41,116
Itron Inc. (a)	8,672	591,430
IXYS Corp. (a)	6,314	151,220
j2 Global Inc.	11,683	876,575
Kemet Corp. (a)	14,085	212,120
Kimball Electronics Inc. (a)	6,532	119,209
Knowles Corp. (a)	21,047	308,549
Kopin Corp. (a)	17,200	55,040
KVH Industries Inc. (a)	4,200	43,470
Lattice Semiconductor Corp. (a)	30,996	179,157
Leaf Group Ltd. (a)	2,877	28,482
Limelight Networks Inc. (a)	19,808	87,353
Liquidity Services Inc. (a)	6,312	30,613
Littelfuse Inc.	5,673	1,122,233
LivePerson Inc. (a)	13,900	159,850
Lumentum Holdings Inc. (a)	15,507	758,292
MACOM Technology Solutions Holdings Inc. (a)	10,566	343,818
Majesco (a)	1,657	8,898
ManTech International Corp. Class A	6,394	320,915
MAXIMUS Inc.	16,273	1,164,821
MaxLinear Inc. Class A (a)	15,729	415,560
Maxwell Technologies Inc. (a)	8,011	46,143
Meet Group Inc., The (a)	17,610	49,660
Mesa Laboratories Inc.	784	97,451
Methode Electronics Inc.	8,774	351,837
MicroStrategy Inc. (a)	2,347	308,161
Microvision Inc. (a)	17,382	28,333
MINDBODY, Inc. Class A (a)	10,821	329,499
Mitek Systems Inc. (a)	7,422	66,427
MKS Instruments Inc.	13,609	1,286,051
MobileIron Inc. (a)	14,194	55,357
Model N Inc. (a)	5,500	86,625
MoneyGram International Inc. (a)	7,844	103,384
Monolithic Power Systems Inc.	10,162	1,141,802
Monotype Imaging Holdings Inc.	10,509	253,267
MTS Systems Corp.	4,398	236,173
MuleSoft Inc. Class A (a)	6,199	144,189
Nanometrics Inc. (a)	6,319	157,469
Napco Security Technologies Inc. (a)	2,964	25,935
NeoPhotonics Corp. (a)	7,930	52,179
NETGEAR Inc. (a)	7,930	465,888
NetScout Systems Inc. (a)	21,392	651,386
New Relic Inc. (a)	7,647	441,767
NIC Inc.	16,506	274,000
Novanta Inc. (a)	8,035	401,750
Nutanix Inc. Class A (a)	26,939	950,408
NVE Corp.	1,200	103,200
Oclaro Inc. (a)	40,786	274,898
Okta Inc. (a)	4,879	124,951
Ominto Inc. (a)	3,611	12,241
OSI Systems Inc. (a)	4,331	278,830
Park City Group Inc. (a)	3,278	31,305
Park Electrochemical Corp.	4,835	95,008
Paycom Software Inc. (a)	12,411	996,976
Paylocity Holding Corp. (a)	6,774	319,462

See accompanying notes to financial statements.	105

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
PC Connection Inc.	3,077	$80,648
PCM Inc. (a)	2,601	25,750
PDF Solutions Inc. (a)	7,160	112,412
Pegasystems Inc.	9,377	442,126
Perficient Inc. (a)	8,682	165,566
Photronics Inc. (a)	16,672	142,129
Pixelworks Inc. (a)	7,296	46,184
Plantronics Inc.	8,423	424,351
Plexus Corp. (a)	8,394	509,684
Power Integrations Inc.	7,178	527,942
Presidio Inc. (a)	4,993	95,716
Progress Software Corp.	11,773	501,177
Proofpoint Inc. (a)	10,912	969,095
PROS Holdings Inc. (a)	6,865	181,579
Pure Storage Inc. Class A (a)	24,213	384,018
Q2 Holdings Inc. (a)	7,602	280,134
QAD Inc. Class A	2,458	95,493
Qualys Inc. (a)	8,187	485,898
Quantenna Communications Inc. (a)	5,499	67,088
Quantum Corp. (a)	7,197	40,519
QuinStreet Inc. (a)	10,096	84,604
Quotient Technology Inc. (a)	19,186	225,436
Radisys Corp. (a)	8,993	9,038
Rambus Inc. (a)	26,576	377,911
Rapid7 Inc. (a)	4,989	93,095
Realnetworks Inc. (a)	5,369	18,362
RealPage Inc. (a)	14,818	656,437
Reis Inc.	2,456	50,716
Ribbon Communications Inc. (a)	12,121	93,695
RingCentral Inc. Class A (a)	16,277	787,807
Rogers Corp. (a)	4,612	746,775
Rosetta Stone Inc. (a)	4,785	59,669
Rubicon Project Inc., The (a)	11,730	21,935
Rudolph Technologies Inc. (a)	7,768	185,655
Sanmina Corp. (a)	18,081	596,673
ScanSource Inc. (a)	6,483	232,091
Science Applications International Corp.	11,047	845,869
SecureWorks Corp. Class A (a)	1,458	12,932
Semtech Corp. (a)	16,052	548,978
SendGrid Inc. (a)	1,982	47,509
ServiceSource International Inc. (a)	19,725	60,950
Shutterstock Inc. (a)	4,910	211,277
Sigma Designs Inc. (a)	8,600	59,770
Silicon Laboratories Inc. (a)	10,697	944,545
Silver Spring Networks Inc. (a)	11,246	182,635
SMART Global Holdings Inc. (a)	1,542	51,965
SPS Commerce Inc. (a)	4,303	209,083
Stamps.com Inc. (a)	4,135	777,380
StarTek Inc. (a)	2,819	28,105
Stratasys Ltd. (a)	12,038	240,278
SunPower Corp. (a)	15,542	131,019
Super Micro Computer Inc. (a)	10,065	210,610
Sykes Enterprises Inc. (a)	9,996	314,374
Synaptics Inc. (a)	8,522	340,369
Synchronoss Technologies Inc. (a)	10,978	98,143
SYNNEX Corp.	7,299	992,299

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Syntel Inc. (a)	8,102	$186,265
Systemax Inc.	3,133	104,235
Tech Data Corp. (a)	8,971	878,889
TechTarget (a)	4,626	64,394
TeleNav Inc. (a)	8,462	46,541
TeleTech Holdings Inc.	3,364	135,401
Tintri Inc. (a)	3,415	17,417
TiVo Corp.	30,173	470,699
Trade Desk Inc., The Class A (a)	6,063	277,261
Travelport Worldwide Ltd.	30,568	399,524
TrueCar Inc. (a)	17,760	198,912
TTM Technologies Inc. (a)	23,003	360,457
Tucows Inc. Class A (a)	2,328	163,076
Twilio Inc. Class A (a)	15,523	366,343
Ubiquiti Networks Inc. (a)	5,750	408,365
Ultra Clean Holdings Inc. (a)	8,484	195,896
Unisys Corp. (a)	13,718	111,802
Upland Software Inc. (a)	1,863	40,353
USA Technologies Inc. (a)	12,014	117,137
Varonis Systems Inc. (a)	4,987	242,119
VASCO Data Security International Inc. (a)	8,164	113,480
Veeco Instruments Inc. (a)	12,282	182,388
VeriFone Systems Inc. (a)	28,044	496,659
Verint Systems Inc. (a)	16,100	673,785
Veritone Inc. (a)	681	15,799
ViaSat Inc. (a)	13,276	993,709
Viavi Solutions Inc. (a)	57,853	505,635
Virnetx Holding Corp. (a)	13,675	50,598
Virtusa Corp. (a)	6,881	303,314
Vishay Intertechnology Inc.	33,663	698,507
Vishay Precision Group Inc. (a)	2,416	60,762
Web.com Group Inc. (a)	10,044	218,959
Workiva Inc. (a)	6,489	138,865
Xcerra Corp. (a)	13,396	131,147
XO Group Inc. (a)	5,893	108,785
Xperi Corp.	12,463	304,097
Yelp Inc. (a)	20,060	841,718
Yext Inc. (a)	5,675	68,270
Zendesk Inc. (a)	25,346	857,709
Zix Corp. (a)	13,900	60,882

		88,187,322

Materials (4.49%)
A. Schulman Inc.	7,072	263,431
Advanced Emissions Solutions Inc.	1,097	10,597
AdvanSix Inc. (a)	7,438	312,917
AgroFresh Solutions Inc. (a)	5,362	39,679
AK Steel Holding Corp. (a)	79,656	450,853
Allegheny Technologies Inc. (a)	31,231	753,916
American Vanguard Corp.	7,413	145,665
Ampco-Pittsburgh Corp.	2,461	30,516
Balchem Corp.	8,083	651,490
Boise Cascade Co.	9,492	378,731
Calgon Carbon Corp.	12,590	268,167
Carpenter Technology Corp.	11,389	580,725

106	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Century Aluminum Co. (a)	12,176	$239,137
Chase Corp.	1,756	211,598
Clearwater Paper Corp. (a)	4,263	193,540
Cleveland-Cliffs Inc. (a)	75,548	544,701
Codexis Inc. (a)	11,025	92,059
Coeur Mining Inc. (a)	47,473	356,048
Commercial Metals Co.	28,522	608,089
Compass Minerals International Inc.	8,620	622,795
Core Molding Technologies Inc.	1,883	40,861
Deltic Timber Corp.	2,797	256,065
Ferro Corp. (a)	21,465	506,359
Ferroglobe Representation & Warranty Insurance Trust - Beneficial Interest Units (a) (b) (c)	19,356	0
Flotek Industries Inc. (a)	14,591	67,994
Forterra Inc. (a)	5,028	55,811
FutureFuel Corp.	6,273	88,387
GCP Applied Technologies Inc. (a)	18,222	581,282
Gold Resource Corp.	13,014	57,262
Greif Inc. Class A	6,474	392,195
Greif Inc. Class B	1,454	100,835
Hawkins Inc.	2,466	86,803
Haynes International Inc.	3,332	106,791
HB Fuller Co.	12,821	690,667
Hecla Mining Co.	101,113	401,419
Ingevity Corp. (a)	10,718	755,297
Innophos Holdings Inc.	5,071	236,968
Innospec Inc.	5,978	422,047
Intrepid Potash Inc. (a)	24,252	115,440
Kaiser Aluminum Corp.	4,091	437,123
Kapstone Paper and Packaging Corp.	22,305	506,100
Klondex Mines Ltd. (a)	45,697	119,269
KMG Chemicals Inc.	3,254	215,024
Koppers Holdings Inc. (a)	5,005	254,755
Kraton Corp. (a)	7,585	365,369
Kronos Worldwide Inc.	5,946	153,228
Louisiana-Pacific Corp. (a)	36,422	956,442
LSB Industries Inc. (a)	5,393	47,243
Materion Corp.	4,937	239,938
Minerals Technologies Inc.	8,590	591,422
Myers Industries Inc.	5,966	116,337
Neenah Paper Inc.	4,070	368,946
Olympic Steel Inc.	2,668	57,335
Omnova Solutions Inc. (a)	11,758	117,580
P. H. Glatfelter Co.	11,310	242,486
PolyOne Corp.	20,256	881,136
PQ Group Holdings Inc. (a)	6,697	110,166
Quaker Chemical Corp.	3,237	488,107
Ramaco Resources Inc. (a)	2,182	15,012
Rayonier Advanced Materials Inc.	10,763	220,103
Ryerson Holding Corp. (a)	3,271	34,018
Schnitzer Steel Industries Inc. Class A	6,939	232,457
Schweitzer-Mauduit International Inc.	7,687	348,682
Sensient Technologies Corp.	11,084	810,795
Stepan Co.	5,107	403,300

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Summit Materials Inc. Class A (a)	27,915	$877,648
SunCoke Energy Inc. (a)	16,785	201,252
TimkenSteel Corp. (a)	10,472	159,070
Trecora Resources (a)	5,000	67,500
Tredegar Corp.	6,499	124,781
Trinseo SA	11,250	816,750
Tronox Ltd. Class A	22,902	469,720
UFP Technologies Inc. (a)	1,613	44,841
United States Lime & Minerals Inc.	472	36,391
US Concrete Inc. (a)	4,049	338,699
Valhi Inc.	7,389	45,590
Verso Corp. Class A (a)	9,332	163,963
Warrior Met Coal Inc.	8,185	205,853
Worthington Industries Inc.	11,398	502,196

		24,103,764

Real Estate (6.61%)
Acadia Realty Trust	21,167	579,130
Agree Realty Corp.	7,167	368,670
Alexander & Baldwin Inc.	11,885	329,690
Alexander’s Inc.	530	209,801
Altisource Portfolio Solutions SA (a)	3,013	84,364
Altisource Residential Corp.	13,568	160,916
American Assets Trust Inc.	10,220	390,813
Armada Hoffler Properties Inc.	12,177	189,109
Ashford Hospitality Prime Inc.	6,926	67,390
Ashford Hospitality Trust Inc.	21,073	141,821
Bluerock Residential Growth REIT Inc.	6,811	68,859
CareTrust REIT Inc.	18,945	317,518
CatchMark Timber Trust Inc. Class A	10,808	141,909
CBL & Associates Properties Inc.	43,928	248,632
Cedar Realty Trust Inc.	22,485	136,709
Chatham Lodging Trust	10,794	245,671
Chesapeake Lodging Trust	15,181	411,253
City Office REIT Inc.	8,369	108,881
Clipper Realty Inc.	4,105	41,009
Community Healthcare Trust Inc.	4,338	121,898
Consolidated-Tomoka Land Co.	1,059	67,247
CorEnergy Infrastructure Trust Inc.	3,203	122,355
Cousins Properties Inc.	105,972	980,241
DiamondRock Hospitality Co.	51,024	576,061
Easterly Government Properties Inc.	10,098	215,491
EastGroup Properties Inc.	8,734	771,911
Education Realty Trust Inc.	19,321	674,689
Farmland Partners Inc.	7,973	69,206
First Industrial Realty Trust Inc.	30,109	947,530
Forestar Group Inc. (a)	2,488	54,736
Four Corners Property Trust Inc.	15,765	405,161
Franklin Street Properties Corp.	25,924	278,424
FRP Holdings Inc. (a)	1,800	79,650
Geo Group Inc., The	30,637	723,033
Getty Realty Corp.	7,788	211,522
Gladstone Commercial Corp.	6,421	135,226
Global Medical REIT Inc.	3,968	32,538
Global Net Lease Inc.	17,067	351,239

See accompanying notes to financial statements.	107

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Real Estate (Cont.)
Government Properties Income Trust	9,012	$167,082
Gramercy Property Trust	40,527	1,080,450
Griffin Industrial Realty Inc.	289	10,606
Healthcare Realty Trust Inc.	31,345	1,006,801
Hersha Hospitality Trust	9,628	167,527
HFF Inc. Class A	9,214	448,169
Independence Realty Trust Inc.	20,428	206,119
InfraREIT Inc. (a)	10,508	195,239
Investors Real Estate Trust	30,056	170,718
iStar Inc. (a)	15,779	178,303
Jernigan Capital Inc.	3,293	62,600
Kennedy-Wilson Holdings Inc.	30,355	526,659
Kite Realty Group Trust	20,668	405,093
LaSalle Hotel Properties	28,593	802,606
Lexington Realty Trust	55,706	537,563
LTC Properties Inc.	10,039	437,198
Mack-Cali Realty Corp.	22,428	483,548
Marcus & Millichap Inc. (a)	4,235	138,103
Maui Land & Pineapple Company Inc. (a)	1,677	29,012
MedEquities Realty Trust Inc.	7,912	88,773
Monmouth Real Estate Investment Corp. Class A	18,563	330,421
National Health Investors Inc.	10,195	768,499
National Storage Affiliates Trust	11,236	306,293
New Senior Investment Group Inc.	20,291	153,400
NexPoint Residential Trust Inc.	4,766	133,162
NorthStar Realty Europe Corp.	14,587	195,903
One Liberty Properties Inc.	3,687	95,567
Pebblebrook Hotel Trust	17,662	656,497
Pennsylvania Real Estate Investment Trust	17,907	212,914
Physicians Realty Trust	45,424	817,178
Potlatch Corp.	10,331	515,517
Preferred Apartment Communities Inc. Class A	9,088	184,032
PS Business Parks Inc.	5,098	637,709
QTS Realty Trust Inc. Class A	12,578	681,224
Quality Care Properties Inc. (a)	23,369	322,726
RAIT Financial Trust	24,094	9,035
Ramco-Gershenson Properties Trust	19,843	292,287
RE/MAX Holdings Inc. Class A	4,700	227,950
Redfin Corp. (a)	2,672	83,687
Retail Opportunity Investments Corp.	27,573	550,081
Rexford Industrial Realty Inc.	19,812	577,718
RLJ Lodging Trust	43,502	955,739
RMR Group Inc., The Class A	1,869	110,832
Ryman Hospitality Properties Inc.	11,358	783,929
Sabra Health Care REIT Inc.	45,213	848,648
Safety, Income and Growth Inc.	2,358	41,501
Saul Centers Inc.	3,039	187,658
Select Income REIT	16,098	404,543
Seritage Growth Properties Class A	6,690	270,677
St. Joe Co., The (a)	10,976	198,117
STAG Industrial Inc.	23,539	643,321
Stratus Properties Inc.	1,721	51,114
Summit Hotel Properties Inc.	25,828	393,360

	Shares	Value
Common Stocks (Cont.)
Real Estate (Cont.)
Sunstone Hotel Investors Inc.	57,325	$947,582
Tejon Ranch Co. (a)	4,363	90,576
Terreno Realty Corp.	13,543	474,818
Tier REIT Inc.	12,005	244,782
Transcontinental Realty Investors Inc. (a)	421	13,186
Trinity Place Holdings Inc. (a)	5,830	40,519
UMH Properties Inc.	7,732	115,207
Universal Health Realty Income Trust	3,158	237,197
Urban Edge Properties	25,721	655,628
Urstadt Biddle Properties Inc. Class A	7,212	156,789
Washington Prime Group Inc.	47,559	338,620
Washington Real Estate Investment Trust	19,759	614,900
Whitestone REIT	10,011	144,259
Xenia Hotels & Resorts Inc.	27,326	589,968

		35,507,742

Telecommunication Services (0.75%)
ATN International Inc.	2,674	147,762
Boingo Wireless Inc. (a)	9,619	216,428
Cincinnati Bell Inc. (a)	10,275	214,234
Cogent Communications Holdings Inc.	10,352	468,946
Consolidated Communications Holdings Inc.	16,066	195,845
Frontier Communications Corp.	20,577	139,101
General Communication Inc. Class A (a)	6,587	257,025
Globalstar Inc. (a)	143,113	187,478
Hawaiian Telcom Holdco Inc. (a)	1,724	53,203
IDT Corp. Class B	4,305	45,633
Intelsat SA (a)	10,207	34,602
Iridium Communications Inc. (a)	20,513	242,053
Ooma Inc. (a)	4,383	52,377
Orbcomm Inc. (a)	16,700	170,006
pdvWireless Inc. (a)	2,601	83,492
Shenandoah Telecommunications Co.	11,686	394,987
Spok Holdings Inc.	5,566	87,108
Straight Path Communications Inc. Class B (a)	2,432	442,113
Vonage Holdings Corp. (a)	51,112	519,809
Windstream Holdings Inc.	48,430	89,596

		4,041,798

Utilities (3.50%)
ALLETE Inc.	12,905	959,617
American States Water Co.	9,174	531,266
AquaVenture Holdings Ltd. (a)	2,972	46,125
Artesian Resources Corp. Class A	1,986	76,580
Atlantic Power Corp. (a)	33,973	79,837
Avista Corp.	16,411	845,002
Black Hills Corp.	13,700	823,507
Cadiz Inc. (a)	5,366	76,466
California Water Service Group	12,104	548,916
Chesapeake Utilities Corp.	4,132	324,569
Connecticut Water Service Inc.	2,859	164,135

108	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
Consolidated Water Co. Ltd. Ordinary Shares	3,600	$45,360
Dynegy Inc. (a)	27,590	326,942
El Paso Electric Co.	10,229	566,175
Evoqua Water Technologies Corp. (a)	7,611	180,457
Genie Energy Ltd. Class B	3,000	13,080
Global Water Resources Inc.	2,059	19,231
Idacorp Inc.	12,630	1,153,877
MGE Energy Inc.	9,042	570,550
Middlesex Water Co.	4,153	165,746
New Jersey Resources Corp.	21,662	870,812
Northwest Natural Gas Co.	7,094	423,157
NorthWestern Corp.	12,423	741,653
NRG Yield Inc. Class A	9,542	179,867
NRG Yield Inc. Class C	15,495	292,856
ONE Gas Inc.	13,151	963,442
Ormat Technologies Inc.	10,274	657,125
Otter Tail Corp.	9,863	438,410
Pattern Energy Group Inc.	19,755	424,535
PNM Resources Inc.	20,554	831,409
Portland General Electric Co.	22,957	1,046,380
Pure Cycle Corp. (a)	4,046	33,784
RGC Resources Inc.	1,598	43,274
SJW Group	4,022	256,724
South Jersey Industries Inc.	20,341	635,249
Southwest Gas Holdings Inc.	12,122	975,579
Spark Energy Inc. Class A	3,020	37,448
Spire Inc.	12,060	906,309
TerraForm Power Inc. Class A	11,461	137,074
Unitil Corp.	3,637	165,920
WGL Holdings Inc.	13,105	1,124,933

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
York Water Co., The	3,300	$111,870

		18,815,248

Total Common Stocks
(cost $353,803,598)		529,596,963

Short-term Investments (1.21%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 1.17% (d)	6,489,394	6,489,394

Total Short-term Investments
(cost $6,489,394)		6,489,394

TOTAL INVESTMENTS (99.80%)
(cost $360,292,992)		536,086,357
CASH (e) AND OTHER ASSETS, NET OF LIABILITIES (0.20%)		1,100,067

NET ASSETS (100.00%)		$537,186,424

(a)	Non-income producing security.

(b)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

(c)	Security was valued using significant unobservable inputs.

(d)	Rate shown is the 7-day yield as of December 31, 2017.

(e)	At December 31, 2017, cash in the amount of $309,000 has been pledged to cover, in whole or in part, margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	99	March 2018	$7,587,153	$7,605,675	$18,522

See accompanying notes to financial statements.	109

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Common Stocks (a) (99.10%)
Australia (6.89%)
AGL Energy Ltd.	12,685	$241,101
Alumina Ltd.	55,470	105,172
Amcor Ltd.	23,377	281,259
AMP Ltd.	59,701	241,759
APA Group	20,886	135,748
Aristocrat Leisure Ltd.	10,755	198,881
ASX Ltd.	4,061	173,829
Aurizon Holdings Ltd.	42,875	165,928
AusNet Services	36,364	51,213
Australia & New Zealand Banking Group Ltd.	57,988	1,300,346
Bank of Queensland Ltd.	8,455	83,914
Bendigo and Adelaide Bank Ltd.	9,322	84,882
BGP Holdings PLC (b) (c) (d)	183,756	0
BHP Billiton Ltd.	63,077	1,455,313
BlueScope Steel Ltd.	11,558	138,609
Boral Ltd.	21,808	132,552
Brambles Ltd.	32,065	251,939
Caltex Australia Ltd.	5,407	143,651
Challenger Ltd.	11,648	127,510
CIMIC Group Ltd.	2,074	83,258
Coca-Cola Amatil Ltd.	11,437	75,941
Cochlear Ltd.	1,237	165,266
Commonwealth Bank of Australia	34,323	2,151,548
Computershare Ltd.	9,303	118,316
Crown Resorts Ltd.	7,339	74,556
CSL Ltd.	8,975	989,488
Dexus	20,341	154,743
Domino’s Pizza Enterprises Ltd.	1,181	43,033
Flight Centre Travel Group Ltd.	1,064	36,727
Fortescue Metals Group Ltd.	32,279	122,906
Goodman Group	37,022	243,224
GPT Group	37,760	150,552
Harvey Norman Holdings Ltd.	11,319	36,828
Healthscope Ltd.	37,570	61,559
Incitec Pivot Ltd.	34,102	103,772
Insurance Australia Group Ltd.	45,987	259,781
James Hardie Industries PLC	8,039	141,882
LendLease Group	11,207	142,969
Macquarie Group Ltd.	6,341	492,926
Medibank Private Ltd.	47,732	122,529
Mirvac Group	77,776	142,609
National Australia Bank Ltd.	53,116	1,225,492
Newcrest Mining Ltd.	14,648	260,812
Oil Search Ltd.	27,744	168,632
Orica Ltd.	7,280	102,812
Origin Energy Ltd. (c)	35,778	262,967
QBE Insurance Group Ltd.	28,216	235,126
Ramsay Health Care Ltd.	2,844	155,599
REA Group Ltd.	1,046	62,557
Rio Tinto Ltd.	8,384	495,920
Santos Ltd. (c)	37,844	160,926
Scentre Group	107,918	352,811
Seek Ltd.	6,996	103,769
Sonic Healthcare Ltd.	7,802	139,161
South32 Ltd.	100,393	273,378

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Stockland	48,738	$170,365
Suncorp Group Ltd.	26,042	281,625
Sydney Airport	22,252	122,403
Tabcorp Holding Ltd.	37,731	164,273
Telstra Corp. Ltd.	83,524	236,566
TPG Telecom Ltd.	7,255	37,191
Transurban Group	45,251	438,867
Treasury Wine Estates Ltd.	14,499	180,553
Vicinity Centres	71,161	151,024
Wesfarmers Ltd.	22,984	796,596
Westfield Corp.	39,848	295,058
Westpac Banking Corp.	67,812	1,658,739
Woodside Petroleum Ltd.	16,915	436,588
Woolworths Group Ltd.	25,414	541,339

		20,739,168

Austria (0.25%)
Andritz AG	1,161	65,591
Erste Group Bank AG	6,092	263,909
OMV AG	2,973	188,453
Raiffeisen Bank International AG (c)	2,187	79,247
VoestAlpine AG	2,369	141,682

		738,882

Belgium (1.10%)
Ageas	3,934	192,183
Anheuser-Busch InBev SA/NV	14,892	1,664,061
Colruyt SA	1,375	71,535
Groupe Bruxelles Lambert SA	1,687	182,153
KBC Group NV	5,061	431,811
Proximus SA	3,216	105,536
Solvay SA	1,497	208,177
Telenet Group Holding NV (c)	1,033	71,999
UCB SA	2,552	202,644
Umicore SA	3,844	181,975

		3,312,074

Denmark (1.82%)
A.P. Moller-Maersk A/S Class A	76	126,897
A.P. Moller-Maersk A/S Class B	132	230,612
Carlsberg A/S Class B	2,029	243,623
Chr. Hansen Holding A/S	2,028	190,226
Coloplast A/S Class B	2,249	178,878
Danske Bank A/S	14,892	579,868
DSV A/S	3,835	301,994
Genmab A/S (c)	1,167	193,538
H. Lundbeck A/S	1,396	70,872
ISS A/S	3,443	133,343
Novo Nordisk A/S Class B	37,248	2,008,067
Novozymes A/S B Shares	4,655	265,959
Orsted A/S (e)	3,580	195,424
Pandora A/S	2,159	235,048
TDC A/S	16,066	98,731
Tryg A/S	2,594	64,884
Vestas Wind Systems A/S	4,220	291,640

110	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Denmark (Cont.)
William Demant Holding A/S (c)	2,417	$67,586

		5,477,190

Finland (0.93%)
Elisa OYJ	3,002	117,856
Fortum OYJ	9,264	183,404
Kone Corp. OYJ Class B	6,558	352,356
Metso OYJ	2,272	77,611
Neste OYJ	2,616	167,455
Nokia OYJ	117,275	547,934
Nokian Renkaat OYJ	2,334	105,857
Orion OYJ Class B	2,131	79,468
Sampo OYJ A Shares	8,682	477,103
Stora Enso OYJ R Shares	11,110	176,227
UPM-Kymmene OYJ	10,773	334,912
Wartsila OYJ Class B	3,004	189,589

		2,809,772

France (10.64%)
Accor SA	3,777	194,869
Aeroports de Paris (ADP)	626	119,050
Air Liquide SA	8,605	1,084,610
Airbus SE	11,701	1,165,273
Alstom SA	3,114	129,296
Amundi SA (e)	1,087	92,144
ArcelorMittal (c)	13,407	436,182
Arkema	1,387	168,999
AtoS	1,846	268,781
AXA SA	39,216	1,163,863
BioMerieux	686	61,477
BNP Paribas SA	22,653	1,691,967
Bollore	17,804	96,728
Bouygues SA	4,298	223,348
Bureau Veritas SA	5,248	143,504
Capgemini SE	3,246	385,148
Carrefour SA	11,866	256,843
Casino Guichard Perrachon SA	1,133	68,733
Cie Generale des Etablissements Michelin Class B	3,453	495,305
CNP Assurances	3,501	80,884
Compagnie de Saint-Gobain	10,087	556,490
Credit Agricole SA	22,643	374,921
Danone	11,915	1,000,020
Dassault Aviation SA	47	73,192
Dassault Systemes SA	2,596	275,941
Edenred	4,505	130,701
Eiffage SA	1,386	151,898
Electricite de France	11,697	146,241
Engie	35,267	606,587
Essilor International SA	4,188	577,620
Eurazeo SA	889	82,133
Eurofins Scientific SE	227	138,253
Eutelsat Communications	3,828	88,622
Faurecia	1,305	101,981
Fonciere des Regions	704	79,807
Gecina SA	993	183,364
Getlink SE	9,570	123,093

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Hermes International	643	$344,283
ICADE	673	66,158
Iliad SA	548	131,339
Imerys SA	755	71,148
Ingenico Group	1,143	122,071
Ipsen SA	759	90,677
JC Decaux SA	1,523	61,409
Kering	1,492	703,539
Klepierre SA	4,651	204,609
Lagardere SCA	2,491	79,891
Legrand SA	5,537	426,450
L’Oreal SA	5,082	1,127,757
LVMH Moet Hennessy Louis Vuitton SE	5,451	1,605,009
Natixis SA	19,396	153,504
Orange	40,305	700,010
Pernod Ricard SA	4,286	678,560
Peugeot SA	11,046	224,714
Publicis Groupe	4,170	283,441
Remy Cointreau SA	473	65,550
Renault SA	3,581	360,533
Rexel SA	6,135	111,299
Safran SA	6,385	658,160
Sanofi	22,732	1,959,707
Schneider Electric SE (Paris)	11,331	963,377
SCOR SE	3,435	138,255
SEB SA	468	86,728
SES	7,015	109,504
Societe BIC SA	562	61,808
Societe Generale	15,431	797,065
Sodexo	1,862	250,333
STMicroelectronics NV	12,500	273,041
Suez	6,960	122,467
Teleperformance	978	140,169
Thales SA	2,229	240,381
Total SA	47,318	2,614,180
UbiSoft Entertainment SA (c)	1,158	89,118
Unibail-Rodamco SE (Amsterdam)	1,971	496,630
Valeo SA	4,827	360,647
Veolia Environnement	9,524	243,117
Vinci SA	10,185	1,040,573
Vivendi	20,783	559,076
Wendel	570	98,757
Zodiac Aerospace	4,128	123,478

		32,056,390

Germany (9.20%)
adidas AG	3,784	758,899
Allianz SE Reg.	8,974	2,061,966
Axel Springer SE	977	76,349
BASF SE	18,183	2,001,479
Bayer AG Reg.	16,503	2,059,316
Bayerische Motoren Werke (BMW) AG	6,683	696,254
Beiersdorf AG	2,035	239,042
Brenntag AG	3,186	201,725
Commerzbank AG (c)	20,892	313,466
Continental AG	2,201	594,327

See accompanying notes to financial statements.	111

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Covestro AG (e)	2,395	$247,219
Daimler AG Registered Shares	19,170	1,628,479
Deutsche Bank AG Reg.	40,987	780,704
Deutsche Boerse AG	3,896	452,503
Deutsche Lufthansa AG Reg.	4,678	172,428
Deutsche Post AG	19,615	935,518
Deutsche Telekom AG	66,010	1,171,794
Deutsche Wohnen SE	7,088	310,075
Drillisch AG	979	80,851
E.ON SE	44,667	485,612
Evonik Industries AG	3,382	127,296
Fraport AG	842	92,804
Fresenius Medical Care AG & Co. KGaA	4,152	437,300
Fresenius SE & Co. KGaA	8,389	654,964
GEA Group AG	3,722	178,678
Hannover Rueck SE	1,190	149,778
HeidelbergCement AG	2,989	323,668
Henkel AG & Co. KGaA	2,124	254,848
Hochtief AG	417	73,850
Hugo Boss AG	1,323	112,610
Infineon Technologies AG	22,890	627,153
Innogy SE (e)	2,906	113,930
K+S AG Reg.	4,041	100,633
KION Group AG	1,439	124,279
Lanxess AG	1,847	146,907
Linde AG Tender Shares (c)	3,709	866,239
MAN AG	711	81,385
Merck KGaA	2,625	282,677
Metro AG (c)	3,642	72,758
MTU Aero Engines AG	973	174,418
Muenchener Rueckversicherungs- Gesellschaft AG Reg.	3,051	661,679
Osram Licht AG	1,918	172,437
ProSiebenSat.1 Media SE	4,598	158,363
QIAGEN NV	4,321	135,783
RTL Group SA	781	62,850
RWE AG (c)	10,068	205,361
SAP SE	19,516	2,188,249
Siemens AG Reg.	15,214	2,120,261
Symrise AG	2,173	186,733
Telefonica Deutschland Holding AG	13,509	67,850
ThyssenKrupp AG	8,154	236,909
Uniper SE	3,922	122,351
United Internet AG Reg.	2,483	170,829
Volkswagen AG	655	132,582
Vonovia SE	9,187	456,243
Wirecard AG	2,312	258,181
Zalando SE (c) (e)	2,246	118,884

		27,719,726

Hong Kong (3.57%)
AIA Group Ltd.	240,842	2,054,577
ASM Pacific Technology Ltd.	4,692	65,400
Bank of East Asia Ltd., The	25,198	109,173
BOC Hong Kong Holdings Ltd.	74,500	377,609

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
CK Asset Holdings Ltd.	53,581	$468,406
CK Hutchison Holdings Ltd.	54,081	679,054
CK Infrastructure Holdings Ltd.	13,611	116,984
CLP Holdings Ltd.	33,005	337,745
First Pacific Company Ltd.	44,353	30,088
Galaxy Entertainment Group Ltd.	47,880	384,249
Hang Lung Group Ltd.	18,000	66,237
Hang Lung Properties Ltd.	33,000	80,675
Hang Seng Bank Ltd.	15,643	388,430
Henderson Land Development Co. Ltd.	24,231	159,724
HK Electric Investments (e)	3,500	3,203
HKT Trust and HKT Ltd.	73,100	93,190
Hong Kong & China Gas Co. Ltd.	174,163	341,511
Hong Kong Exchanges & Clearing Ltd.	23,479	720,642
Hongkong Land Holdings Ltd.	24,200	170,368
Hysan Development Co. Ltd.	11,916	63,219
Jardine Matheson Holdings Ltd.	4,300	261,225
Jardine Strategic Holdings Ltd.	4,300	170,194
Kerry Properties Ltd.	12,328	55,464
Kingston Financial Group Ltd.	78,000	74,877
Li & Fung Ltd.	115,240	63,278
Link REIT	44,762	415,086
Melco Resorts & Entertainment Ltd. ADR	5,004	145,316
MGM China Holdings Ltd.	17,454	52,834
Minth Group Ltd.	12,000	72,419
MTR Corporation Ltd.	30,526	178,948
New World Development Company Ltd.	111,318	167,272
NWS Holdings Ltd.	33,601	60,640
PCCW Ltd.	83,704	48,640
Power Assets Holdings Ltd.	28,982	244,643
Sands China Ltd.	50,772	262,215
Shangri-La Asia Ltd.	26,974	61,248
Sino Land Co. Ltd.	64,946	115,048
SJM Holdings Ltd.	38,022	34,066
Sun Hung Kai Properties Ltd.	29,099	485,675
Swire Pacific Ltd. Class A	10,821	100,207
Swire Properties Ltd.	23,996	77,398
Techtronic Industries Company Ltd.	27,999	182,590
WH Group Ltd. (e)	167,000	188,528
Wharf Holdings Ltd., The	24,700	85,359
Wharf Real Estate Investment Co. (c)	24,700	164,396
Wheelock and Co. Ltd.	16,104	115,016
Wynn Macau Ltd.	29,936	94,833
Yue Yuen Industrial Holdings Ltd.	14,000	55,012

		10,742,911

Ireland (0.47%)
AIB Group PLC	15,836	104,504
Bank of Ireland Group PLC (c)	20,024	170,463
CRH PLC (Dublin)	16,808	604,104
Kerry Group PLC Class A (Dublin)	3,197	358,658
Paddy Power Betfair PLC	1,612	191,868

		1,429,597

112	See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Israel (0.47%)
Azrieli Group Ltd.	804	$44,931
Bank Hapoalim B.M.	21,941	161,129
Bank Leumi Le-Israel	30,193	181,738
Bezeq The Israeli Telecommunication Corporation Ltd.	43,769	66,141
Check Point Software Technologies Ltd. (c)	2,603	269,723
Elbit Systems Ltd.	487	65,054
Frutarom Industries Ltd.	794	74,404
Israel Chemicals Ltd.	11,028	44,655
Mizrahi Tefahot Bank Ltd.	1,665	30,670
NICE Ltd.	1,321	120,708
Teva Pharmaceutical Industries Ltd. Sponsored ADR	18,144	343,829

		1,402,982

Italy (2.34%)
Assicurazioni Generali SpA	25,188	459,371
Atlantia SpA	8,677	274,020
CNH Industrial NV	20,614	276,275
Davide Campari-Milano SpA	9,824	75,969
Enel SpA	164,313	1,011,384
Eni SpA	51,821	858,048
EXOR NV	2,189	134,213
Ferrari NV (Italy)	2,479	260,114
Fiat Chrysler Automobiles NV (Italy) (c)	21,589	386,222
Intesa Sanpaolo	264,874	880,331
Intesa Sanpaolo RSP	19,708	62,900
Leonardo SpA	8,213	97,755
Luxottica Group SpA	3,421	209,955
Mediobanca SpA	11,592	131,576
Poste Italiane SpA (e)	10,545	79,394
Prysmian SpA	4,044	131,931
Recordati SpA	2,111	93,869
Snam SpA	45,707	223,753
Telecom Italia SpA (c)	229,590	198,479
Telecom Italia SpA RSP	121,668	87,006
Tenaris SA	9,773	154,316
Terna - Rete Elettrica Nationale SpA	28,400	165,063
UniCredit SpA (c)	40,402	755,261
UnipolSai SpA	16,577	38,726

		7,045,931

Japan (23.97%)
ABC-Mart Inc.	700	40,193
ACOM Co. Ltd. (c)	9,100	38,363
Aeon Co. Ltd.	12,100	204,307
Aeon Credit Service Co. Ltd.	2,300	53,563
Aeon Mall Co. Ltd.	2,100	41,077
Air Water Inc.	2,769	58,440
Aisin Seiki Co. Ltd.	3,600	202,245
Ajinomoto Co. Inc.	11,300	212,712
Alfresa Holdings Corp.	3,600	84,572
All Nippon Airways Co. Ltd.	2,500	104,415
Alps Electric Co. Ltd.	4,200	120,027
Amada Holdings Co. Ltd.	7,000	95,301
Aozora Bank Ltd.	2,500	97,293

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Asahi Glass Co. Ltd.	4,200	$181,904
Asahi Group Holdings Ltd.	7,900	391,933
Asahi Kasei Corp.	26,000	335,398
ASICS Corp.	3,400	54,195
Astellas Pharma Inc.	41,800	533,096
Bandai Namco Holdings Inc.	4,200	137,360
Bank of Kyoto Ltd., The	1,400	72,935
Benesse Holdings Inc.	1,300	45,862
Bridgestone Corp.	13,000	604,340
Brother Industries Ltd.	5,100	125,831
CALBEE Inc.	1,600	52,043
Canon Inc.	21,600	805,148
Casio Computer Co. Ltd.	3,900	56,107
Central Japan Railway Co.	2,900	519,388
Chiba Bank Ltd., The	14,000	116,548
Chubu Electric Power Co. Inc.	13,500	167,799
Chugai Pharmaceutical Co. Ltd.	4,700	240,683
Chugoku Electric Power Company Inc., The	6,100	65,561
Coca-Cola Bottlers Japan Inc.	2,500	91,302
Concordia Financial Group Ltd.	23,000	138,806
Credit Saison Co. Ltd.	2,800	50,943
Cyberdyne Inc. (c)	2,000	34,453
Dai Nippon Printing Co. Ltd.	5,500	122,667
Daicel Chemical Industries Ltd.	5,700	64,854
Daifuku Co. Ltd.	1,800	98,087
Dai-ichi Life Holdings Inc.	21,200	437,265
Daiichi Sankyo Co. Ltd.	11,640	303,410
Daikin Industries Ltd.	5,000	591,746
Daito Trust Construction Co. Ltd.	1,400	285,467
Daiwa House Industry Co. Ltd.	11,400	437,788
Daiwa House REIT Investment Co.	29	68,900
Daiwa Securities Group Inc.	28,000	175,666
DeNA Co. Ltd.	2,200	45,357
Denso Corp.	9,600	576,213
Dentsu Inc.	4,416	187,144
Disco Corp.	600	133,499
Don Quijote Holdings Co. Ltd.	2,400	125,458
East Japan Railway Co.	6,013	586,758
Eisai Co. Ltd.	5,200	296,101
Electric Power Development Co. Ltd.	3,200	86,195
FamilyMart UNY Holdings Co. Ltd.	1,700	119,192
Fanuc Corp.	3,900	936,623
Fast Retailing Co. Ltd.	1,000	398,580
Fuji Electric Co. Ltd.	10,000	75,349
FUJIFILM Holdings Corp.	7,600	310,610
Fujitsu Ltd.	38,000	270,713
Fukuoka Financial Group Inc.	15,000	84,269
Hachijuni Bank Ltd., The	7,549	43,348
Hakuhodo DY Holdings Inc.	4,700	61,026
Hamamatsu Photonics KK	2,600	87,455
Hankyu Hanshin Holdings Inc.	4,800	192,980
Hikari Tsushin Inc.	400	57,511
Hino Motors Ltd.	5,000	64,788
Hirose Electric Co. Ltd.	600	87,704
Hisamitsu Pharmaceutical Co. Inc.	1,100	66,679
Hitachi Chemical Co. Ltd.	2,100	53,937

See accompanying notes to financial statements.	113

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Hitachi Construction Machinery Co. Ltd.	2,100	$76,321
Hitachi High-Technologies Corp.	1,200	50,588
Hitachi Ltd.	94,000	732,395
Hitachi Metals Ltd.	4,300	61,748
Honda Motor Co. Ltd.	33,600	1,151,659
Hoshizaki Corp.	1,000	88,662
Hoya Corp.	7,600	379,612
Hulic Company Ltd.	6,500	73,033
Idemitsu Kosan Co. Ltd.	2,500	100,399
IHI Corp.	2,800	93,188
Iida Group Holdings Co. Ltd.	3,300	62,237
INPEX Corp.	19,600	245,098
Isetan Mitsukoshi Holdings Ltd.	6,940	86,046
Isuzu Motors Ltd.	11,100	185,895
Itochu Corp.	30,200	563,662
J. Front Retailing Co. Ltd.	4,800	90,441
Japan Airlines Co. Ltd.	2,600	101,716
Japan Airport Terminal Co. Ltd.	800	29,678
Japan Exchange Group Inc.	10,500	182,742
Japan Post Bank Co. Ltd.	8,200	106,762
Japan Post Holdings Co. Ltd.	31,700	363,491
Japan Prime Realty Investment Corp.	17	54,014
Japan Real Estate Investment Corp.	26	123,452
Japan Retail Fund Investment Corp.	54	99,014
Japan Tobacco Inc.	22,200	715,404
JFE Holdings Inc.	10,500	252,168
JGC Corp.	4,000	77,355
JSR Corp.	3,700	72,834
JTEKT Corp.	4,900	84,193
JXTG Holdings Inc.	62,200	401,326
Kajima Corp.	18,000	173,171
Kakaku.com Inc.	2,900	49,030
Kamigumi Co. Ltd.	2,500	55,314
Kaneka Corp.	6,000	54,795
Kansai Electric Power Company Inc., The	14,200	173,916
Kansai Paint Co. Ltd.	4,300	111,741
Kao Corp.	10,000	676,193
Kawasaki Heavy Industries Ltd.	2,900	101,793
KDDI Corp.	36,500	908,491
Keihan Holdings Co. Ltd.	2,000	58,931
Keikyu Corp.	4,500	86,466
Keio Corp.	2,400	105,542
Keisei Electric Railway Co. Ltd.	3,000	96,383
Keyence Corp.	1,940	1,086,779
Kikkoman Corp.	3,000	121,411
Kintetsu Group Holdings Co. Ltd.	3,800	145,693
Kirin Holdings Co. Ltd.	17,500	441,169
Kobe Steel Ltd. (c)	6,100	56,574
Koito Manufacturing Company Ltd.	2,224	156,326
Komatsu Ltd.	18,700	676,801
Konami Holdings Corp.	2,000	110,051
Konica Minolta Holdings Inc.	9,000	86,585
KOSE Corp.	600	93,668
Kubota Corp.	20,000	392,190
Kuraray Co. Ltd.	7,500	141,513

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Kurita Water Industries Ltd.	2,000	$64,966
Kyocera Corp.	6,500	425,334
Kyowa Hakko Kirin Co. Ltd.	5,100	98,628
Kyushu Electric Power Co. Inc.	8,600	90,141
Kyushu Financial Group Inc.	7,000	42,370
Kyushu Railway Co.	3,200	99,259
Lawson Inc.	900	59,827
LINE Corp. (c)	900	36,703
Lion Corp.	4,500	85,267
LIXIL Group Corp.	5,400	146,173
M3 Inc.	4,000	140,759
Mabuchi Motor Co. Ltd.	1,000	54,227
Makita Corp.	4,500	189,106
Marubeni Corp.	31,100	225,256
Marui Group Co. Ltd.	4,500	82,392
Maruichi Steel Tube Ltd.	1,000	29,288
Mazda Motor Corp.	11,800	158,293
McDonald’s Holdings Company (Japan) Ltd.	1,300	57,169
Mebuki Financial Group Inc.	19,540	82,721
Medipal Holdings Corp.	3,400	66,597
MEIJI Holdings Company Ltd.	2,400	204,269
Minebea Mitsumi Inc.	7,600	159,386
MISUMI Group Inc.	5,700	165,929
Mitsubishi Chemical Holdings Corp.	28,900	317,150
Mitsubishi Corp.	30,400	839,895
Mitsubishi Electric Corp.	39,000	647,779
Mitsubishi Estate Company Ltd.	25,300	440,098
Mitsubishi Gas Chemical Co. Inc.	3,500	100,488
Mitsubishi Heavy Industries Ltd.	6,500	242,867
Mitsubishi Materials Corp.	2,400	85,414
Mitsubishi Motors Corp.	13,500	97,528
Mitsubishi Tanabe Pharma Corp.	4,500	93,135
Mitsubishi UFJ Financial Group Inc.	236,300	1,733,111
Mitsubishi UFJ Lease & Finance Co. Ltd.	9,500	56,574
Mitsui & Co. Ltd.	30,700	499,156
Mitsui Chemicals Inc.	3,600	115,820
Mitsui Fudosan Co. Ltd.	18,000	403,373
Mitsui OSK Lines Ltd.	2,400	80,089
mixi Inc.	1,000	44,908
Mizuho Financial Group Inc.	465,429	845,146
MS&AD Insurance Group Holdings Inc.	9,600	324,956
Murata Manufacturing Co. Ltd.	3,700	496,508
Nabtesco Corp.	2,345	89,908
Nagoya Railroad Co. Ltd.	3,600	90,643
NEC Corp.	5,200	140,297
Nexon Co. Ltd. (c)	3,700	107,708
NGK Insulators Ltd.	5,700	107,651
NGK Spark Plug Co. Ltd.	2,700	65,634
NH Foods Ltd.	3,000	73,166
Nidec Corp.	4,800	673,512
Nikon Corp.	7,000	141,025
Nintendo Co. Ltd.	2,300	840,799
Nippon Building Fund Inc.	28	136,925
Nippon Electric Glass Co. Ltd.	1,500	57,244
Nippon Express Co. Ltd.	1,600	106,359

114	See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Nippon Paint Co. Ltd.	3,400	$107,575
Nippon Prologis REIT Inc.	32	67,678
Nippon Steel Corp.	15,300	392,565
Nippon Telegraph & Telephone Corp.	14,000	658,655
Nippon Yusen KK (c)	3,300	80,512
Nissan Chemical Industries Ltd.	2,600	103,723
Nissan Motor Co. Ltd.	46,900	467,647
Nisshin Seifun Group Inc.	4,100	82,819
Nissin Foods Holdings Co. Ltd.	1,100	80,346
Nitori Holdings Co. Ltd.	1,600	228,125
Nitto Denko Corp.	3,300	293,171
NOK Corp.	2,000	46,701
Nomura Holdings Inc.	73,300	432,677
Nomura Real Estate Holdings Inc.	2,300	51,562
Nomura Real Estate Master Fund Inc.	76	94,363
Nomura Research Institute Ltd.	2,860	133,006
NSK Ltd.	7,800	122,806
NTT Data Corp.	13,000	154,489
NTT DoCoMo Inc.	26,600	628,201
Obayashi Corp.	13,000	157,373
OBIC Co. Ltd.	1,300	95,531
Odakyu Electric Railway Co. Ltd.	6,000	128,334
Oji Paper Co. Ltd.	16,000	106,501
Olympus Corp.	5,900	226,208
OMRON Corp.	4,000	238,562
Ono Pharmaceutical Co. Ltd.	8,300	193,440
Oracle Corp. Japan	700	58,025
Oriental Land Co. Ltd.	4,400	401,047
Orix Corp.	26,700	451,299
Osaka Gas Co. Ltd.	7,600	146,368
OTSUKA Corp.	1,100	84,349
Otsuka Holdings Co. Ltd.	7,531	330,716
Panasonic Corp.	43,000	629,496
Park24 Co. Ltd.	2,400	57,447
Persol Holdings Co. Ltd.	2,800	70,177
Pola Orbis Holdings Inc.	2,000	70,202
Rakuten Inc.	18,800	172,274
Recruit Holdings Co Ltd.	22,200	551,675
Renesas Electronics Corp. (c)	10,200	118,860
Resona Holdings Inc.	42,595	254,455
Ricoh Co. Ltd.	14,300	132,879
RINNAI Corp.	700	63,368
Rohm Co. Ltd.	1,900	210,446
Ryohin Keikaku Co. Ltd.	500	155,758
Sankyo Co. Ltd.	1,000	31,462
Santen Pharmaceutical Co. Ltd.	7,800	122,599
SBI Holdings Inc.	4,000	83,639
Secom Co. Ltd.	4,300	324,651
Sega Sammy Holdings Inc.	3,526	43,748
Seibu Holdings Inc.	3,600	68,086
Seiko Epson Corp.	5,500	129,794
Sekisui Chemical Co. Ltd.	8,100	162,611
Sekisui House Ltd.	11,400	205,944
Seven & I Holdings Co. Ltd.	15,180	630,911
Seven Bank Ltd.	13,400	45,905
Sharp Corp. (c)	3,100	106,474
Shimadzu Corp.	5,000	113,690

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Shimamura Co. Ltd.	500	$55,026
Shimano Inc.	1,500	211,005
Shimizu Corp.	11,000	113,637
Shin-Etsu Chemical Co. Ltd.	7,600	772,310
Shinsei Bank Ltd.	3,500	60,541
Shionogi & Co. Ltd.	6,000	324,668
Shiseido Co. Ltd.	7,600	367,336
Shizuoka Bank Ltd., The	11,000	113,637
Showa Shell Sekiyu KK	4,600	62,463
SMC Corp.	1,100	452,789
SoftBank Group Corp.	16,400	1,298,318
Sohgo Security Services Co. Ltd.	1,500	81,606
Sompo Holdings Inc.	7,200	278,862
Sony Corp.	25,100	1,132,312
Sony Financial Holdings Inc.	3,800	67,316
Stanley Electric Co. Ltd.	2,900	117,750
START TODAY Co. Ltd.	3,600	109,430
Subaru Corp.	12,100	384,773
SUMCO Corp.	4,600	117,904
Sumitomo Chemical Co. Ltd.	29,000	208,476
Sumitomo Corp.	24,000	407,899
Sumitomo Dainippon Pharma Co. Ltd.	3,000	44,571
Sumitomo Electric Industries Ltd.	15,400	260,368
Sumitomo Heavy Industries Ltd.	2,200	93,135
Sumitomo Metal Mining Co. Ltd.	5,000	229,776
Sumitomo Mitsui Financial Group Inc.	26,289	1,135,787
Sumitomo Mitsui Trust Holdings Inc.	6,600	262,008
Sumitomo Realty & Development Co. Ltd.	7,000	230,051
Sumitomo Rubber Industries Ltd.	3,800	70,688
Sundrug Co. Ltd.	1,600	74,409
Suntory Beverage & Food Ltd.	2,800	124,500
Suruga Bank Ltd.	3,500	75,079
Suzuken Co. Ltd.	1,700	69,931
Suzuki Motor Corp.	6,998	405,813
Sysmex Corp.	3,100	244,038
T&D Holdings Inc.	9,700	165,892
Taiheiyo Cement Corp.	2,600	112,261
Taisei Corp.	4,200	209,115
Taisho Pharmaceutical Holdings Co. Ltd.	600	47,925
Taiyo Nippon Sanso Corp.	3,000	41,988
Takashimaya Co. Ltd.	6,000	63,155
Takeda Pharmaceutical Company Ltd.	13,900	789,651
TDK Corp.	2,600	207,446
Teijin Ltd.	3,600	80,195
Terumo Corp.	6,500	308,054
THK Co. Ltd.	2,700	101,362
Tobu Railway Co. Ltd.	3,400	109,838
Toho Co. Ltd.	2,200	76,246
Toho Gas Co. Ltd.	1,600	43,878
Tohoku Electric Power Co. Inc.	9,100	116,380
Tokio Marine Holdings Inc.	13,600	620,525
Tokyo Electric Power Company Holdings Inc. (c)	29,200	115,582
Tokyo Electron Ltd.	3,100	561,260
Tokyo Gas Co. Ltd.	7,400	169,345

See accompanying notes to financial statements.	115

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Tokyo Tatemono Co. Ltd.	4,000	$54,032
Tokyu Corp.	11,000	175,532
Tokyu Fudosan Holdings Corp.	11,100	80,288
Toppan Printing Co. Ltd.	11,000	99,481
Toray Industries Inc.	30,000	282,893
Toshiba Corp. (c)	130,000	365,742
Tosoh Corp.	6,000	136,002
Toto Ltd.	3,000	177,058
Toyo Seikan Kaisha Ltd.	3,800	61,043
Toyo Suisan Kaisha Ltd.	1,600	68,374
Toyoda Gosei Co. Ltd.	1,200	30,534
Toyota Industries Corp.	3,400	218,469
Toyota Motor Corp.	51,700	3,309,626
Toyota Tsusho Corp.	4,400	177,093
Trend Micro Inc. (c)	2,400	136,108
Tsuruha Holdings Inc.	800	108,773
Unicharm Corp.	8,100	210,596
United Urban Investment Corp.	58	83,442
USS Co. Ltd.	4,400	93,174
West Japan Railway Co.	3,300	240,951
Yahoo Japan Corp.	30,000	137,653
Yakult Honsha Co. Ltd.	1,700	128,245
Yamada Denki Co. Ltd.	13,600	74,955
Yamaguchi Financial Group Inc.	4,000	47,535
Yamaha Corp.	3,600	132,913
Yamaha Motor Co. Ltd.	5,900	193,481
Yamato Holdings Co. Ltd.	7,100	142,882
Yamazaki Baking Co. Ltd.	2,300	44,847
Yaskawa Electric Corp.	4,900	215,917
Yokogawa Electric Corp.	5,100	97,677
Yokohama Rubber Company Ltd., The	2,000	49,044

		72,205,662

Netherlands (3.50%)
ABN AMRO Group NV CVA (e)	8,519	274,959
Aegon NV	34,404	219,401
AerCap Holdings NV (c)	2,556	134,471
Akzo Nobel NV	5,085	445,512
Altice NV Class A (c)	9,697	101,759
ASML Holding NV	7,706	1,342,063
Heineken Holding NV	2,320	229,623
Heineken NV	5,220	544,461
ING Groep NV	78,195	1,437,825
Koninklijke Ahold Delhaize NV	25,862	568,944
Koninklijke DSM NV	3,727	356,271
Koninklijke KPN NV	64,580	225,330
Koninklijke Philips NV	18,781	710,734
Koninklijke Vopak NV	1,545	67,792
NN Group NV	6,264	271,473
NXP Semiconductors NV (c)	6,981	817,405
Randstad Holding NV	2,401	147,614
Reed Elsevier NV	19,498	448,359
Royal Boskalis Westminster NV	1,984	74,819
Unilever NV CVA	32,498	1,830,902
Wolters Kluwer CVA	5,848	305,087

		10,554,804

	Shares	Value
Common Stocks (Cont.)
New Zealand (0.17%)
Auckland International Airport Ltd.	19,230	$88,311
Fisher & Paykel Healthcare Corporation Ltd.	9,724	98,892
Fletcher Building Ltd.	13,758	74,102
Mercury NZ Ltd.	16,801	40,126
Meridian Energy Ltd.	25,867	53,621
Ryman Healthcare Ltd.	7,066	53,031
Spark New Zealand Ltd.	36,499	93,897

		501,980

Norway (0.65%)
DnB NOR ASA	19,726	365,421
Gjensidige Forsikring ASA	4,030	76,029
Marine Harvest ASA	7,804	132,117
Norsk Hydro ASA	26,894	204,229
Orkla ASA	16,244	172,221
Schibsted ASA Class B	1,790	47,526
Statoil ASA	22,815	486,833
Telenor ASA	14,289	306,121
Yara International ASA	3,632	166,635

		1,957,132

Portugal (0.14%)
Banco Espirito Santo SA Reg. (b) (c) (d)	47,542	0
Energias de Portugal SA	48,947	169,433
Galp Energia SGPS SA	8,842	162,584
Jeronimo Martins SGPS SA	5,271	102,424

		434,441

Singapore (1.33%)
Ascendas Real Estate Investment Trust	56,000	113,890
CapitaLand Commercial Trust Ltd.	50,721	73,193
Capitaland Ltd.	51,800	136,718
CapitaLand Mall Trust	52,300	83,292
City Developments Ltd.	8,300	77,511
Comfortdelgro Corp. Ltd.	40,600	60,105
DBS Group Holdings Ltd.	36,107	670,873
Genting Singapore PLC	122,100	119,594
Global Logistic Properties Ltd.	50,326	126,807
Golden Agri-Resources Ltd.	141,330	39,098
Hutchison Port Holdings Trust	114,000	47,310
Jardine Cycle & Carriage Ltd.	2,014	61,243
Keppel Corp. Ltd.	29,400	161,569
Oversea-Chinese Banking Corporation Ltd.	61,625	570,888
SATS Ltd.	14,000	54,432
Sembcorp Industries Ltd.	22,120	50,113
Singapore Airlines Ltd.	9,267	73,931
Singapore Exchange Ltd.	16,000	89,005
Singapore Press Holdings Ltd.	24,300	48,148
Singapore Technologies Engineering Ltd.	33,500	81,655
Singapore Telecommunications Ltd.	165,250	441,095
StarHub Ltd.	12,000	25,571
Suntec Real Estate Investment Trust	49,900	80,216

116	See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Singapore (Cont.)
United Overseas Bank Ltd.	25,988	$513,950
UOL Group Ltd.	10,076	66,824
Wilmar International Ltd.	32,300	74,625
Yangzijiang Shipbuilding Holdings Ltd.	46,448	51,051

		3,992,707

Spain (3.19%)
Abertis Infraestructuras SA	14,048	312,670
ACS Actividades de Construccion y Servicios SA	4,863	190,333
Aena SME SA (e)	1,391	282,059
Amadeus IT Group SA	8,793	634,177
Banco Bilbao Vizcaya Argentaria SA	133,464	1,138,892
Banco de Sabadell SA	107,692	213,979
Banco Santander SA	319,454	2,100,082
Bankia SA	20,341	97,307
Bankinter SA	13,977	132,552
CaixaBank SA	71,365	333,004
Enagas SA	3,190	91,363
Endesa SA	6,586	141,094
Ferrovial SA	9,986	226,754
Gas Natural SDG SA	7,278	168,101
Grifols SA	6,021	176,453
Iberdrola SA	112,440	871,525
Industria de Diseno Textil SA	21,414	746,270
International Consolidated Airlines Group SA	10,743	93,272
Mapfre SA	22,347	71,805
Red Electrica Corporacion SA	8,720	195,757
Repsol SA	24,873	440,048
Repsol SA Rights (c)	24,873	11,311
Siemens Gamesa Renewable Energy SA	4,812	65,993
Telefonica SA	90,350	880,802

		9,615,603

Sweden (2.67%)
Alfa Laval AB	5,972	141,091
Assa Abloy AB Class B	19,235	399,562
Atlas Copco AB Class A	13,294	574,019
Atlas Copco AB Class B	7,737	296,724
Boliden AB	5,671	193,986
Electrolux AB Series B	4,496	144,859
Essity Aktiebolag Class B (c)	11,885	337,580
Getinge AB B Shares	4,570	66,296
Hennes & Mauritz AB (H&M) B Shares	18,720	386,353
Hexagon AB B Shares	5,308	265,882
Husqvarna AB B Shares	8,516	81,079
ICA Gruppen AB	1,632	59,267
Industrivarden AB C Shares	3,318	81,907
Investor AB B Shares	9,345	426,176
Kinnevik AB Class B	4,729	159,861
L E Lundbergforetagen AB B Shares	788	58,886
Lundin Petroleum AB (c)	3,463	79,281
Millicom International Cellular SA SDR	1,326	89,552
Nordea Bank AB	60,180	728,490

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Sandvik AB	21,923	$384,042
Securitas AB Class B	6,793	118,584
Skandinaviska Enskilda Banken AB Class A	28,977	340,174
Skanska AB Class B	6,871	142,394
SKF AB B Shares	7,613	169,093
Svenska Handelsbanken AB A Shares	30,852	421,986
Swedbank AB - A Shares	18,279	440,981
Swedish Match AB	3,673	144,715
Tele2 AB B Shares	6,813	83,718
Telefonaktiebolaget LM Ericsson B Shares	61,954	406,703
Telia Company AB	52,441	233,658
Volvo AB B Shares	31,369	583,931

		8,040,830

Switzerland (7.99%)
ABB Ltd. Reg.	36,385	975,295
Adecco Group AG Reg.	3,282	251,088
Baloise Holding AG Reg.	933	145,247
Barry Callebaut AG Reg.	42	87,625
Chocoladefabriken Lindt & Sprungli AG Reg.	2	144,666
Chocoladefabriken Lindt & Sprungli AG	21	128,226
Clariant AG Reg.	3,810	106,545
Compagnie Financiere Richemont SA Reg.	10,487	950,282
Credit Suisse Group AG Reg.	48,139	859,581
Dufry AG Reg. (c)	707	105,130
Ems-Chemie Holding AG Reg	165	110,144
Geberit AG Reg.	755	332,465
Givaudan SA Reg.	185	427,544
Julius Baer Group Ltd.	4,517	276,272
Kuehne & Nagel International AG Reg.	1,118	197,912
LafargeHolcim Ltd. Reg.	9,188	518,119
Lonza Group AG Reg.	1,454	392,876
Nestle SA Reg.	62,022	5,333,720
Novartis AG Reg.	44,598	3,771,230
Pargesa Holding SA	779	67,551
Partners Group Holding AG	359	246,100
Roche Holding AG	13,927	3,523,019
Schindler Holding AG	829	190,820
Schindler Holding AG Reg.	417	94,359
SGS SA Reg	102	265,978
Sika AG	43	341,547
Sonova Holding AG Reg.	1,083	169,155
Straumann Holding AG Reg.	192	135,658
Swatch Group AG Reg., The	1,012	77,371
Swatch Group AG, The	623	254,072
Swiss Life Holding AG Reg.	657	232,608
Swiss Prime Site AG Reg.	1,425	131,613
Swiss Re AG	6,173	578,056
Swisscom AG	525	279,350
UBS Group AG	72,577	1,336,171
Vifor Pharma AG	984	126,124

See accompanying notes to financial statements.	117

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
Zurich Insurance Group AG	3,004	$914,348

		24,077,867

United Kingdom (17.81%)
3i Group PLC	19,636	242,179
Admiral Group PLC	4,018	108,607
Anglo American PLC	26,888	562,513
Antofagasta PLC	8,074	109,556
Ashtead Group PLC	10,286	276,642
Associated British Foods PLC	7,191	273,792
AstraZeneca PLC	25,222	1,743,880
Auto Trader Group PLC (e)	20,690	98,553
Aviva PLC	80,308	549,187
Babcock International Group PLC	4,930	46,960
BAE Systems PLC	64,129	496,125
Barclays PLC	341,639	936,828
Barratt Developments PLC	20,324	177,677
Berkeley Group Holdings PLC, The	2,635	149,314
BHP Billiton PLC	42,232	868,123
BP PLC	392,765	2,771,836
British American Tobacco PLC	45,643	3,092,339
British Land Company PLC	19,746	184,354
BT Group PLC	165,596	607,466
Bunzl PLC	6,914	193,420
Burberry Group PLC	9,048	218,914
Capita PLC	13,583	73,521
Carnival PLC	3,812	251,780
Centrica PLC	110,790	205,378
Cobham PLC (c)	48,261	82,297
Coca-Cola European Partners PLC	4,563	181,931
Coca-Cola HBC AG CDI	3,668	119,847
Compass Group PLC	31,947	690,132
ConvaTec Group PLC (e)	23,634	65,574
Croda International PLC	2,709	161,810
DCC PLC	1,856	187,064
Diageo PLC	50,100	1,843,260
Direct Line Insurance Group PLC	28,016	144,381
easyJet PLC	3,368	66,573
Experian PLC	19,038	420,520
Ferguson PLC	5,105	367,371
Fresnillo PLC	4,481	86,455
G4S PLC	31,670	114,167
GKN PLC	35,541	153,266
GlaxoSmithKline PLC	97,617	1,743,024
Glencore PLC	245,025	1,290,201
Hammerson PLC	16,556	122,271
Hargreaves Lansdown PLC	5,266	128,120
HSBC Holdings PLC	400,267	4,144,497
IMI PLC	5,889	105,987
Imperial Brands PLC	19,351	827,173
InterContinental Hotels Group PLC	3,724	237,270
Intertek Group PLC	3,274	229,418
Investec PLC	13,610	98,309
ITV PLC	76,253	170,387
J Sainsbury PLC	34,003	110,825
John Wood Group PLC	13,610	119,441
Johnson Matthey PLC	3,977	165,114

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Kingfisher PLC	45,212	$206,142
Land Securities Group PLC	15,087	205,327
Legal & General Group PLC	120,195	443,515
Lloyds Banking Group PLC	1,442,388	1,325,429
London Stock Exchange Group PLC	6,364	325,908
Marks & Spencer Group PLC	33,925	144,191
Mediclinic International PLC	8,128	71,276
Meggitt PLC	16,406	106,810
Merlin Entertainments PLC (e)	14,392	70,516
Micro Focus International PLC	8,838	301,060
Mondi PLC	7,522	196,109
National Grid PLC	65,287	771,377
Next PLC	2,901	177,235
Old Mutual PLC	95,505	298,768
Pearson PLC	15,526	154,284
Persimmon PLC	6,286	232,375
Prudential PLC	51,047	1,313,292
Randgold Resources Ltd.	1,954	195,490
Reckitt Benckiser Group PLC	13,424	1,254,029
Reed Elsevier PLC (London)	21,318	500,528
Rio Tinto PLC	24,397	1,298,480
Rolls-Royce Holdings PLC	33,458	382,618
Royal Bank of Scotland Group PLC (c)	70,137	263,254
Royal Dutch Shell PLC Class A	89,992	3,013,269
Royal Dutch Shell PLC Class B	73,721	2,496,822
Royal Mail PLC	18,265	111,589
RSA Insurance Group PLC	20,580	175,747
Sage Group PLC, The	21,804	234,921
Schroders PLC	2,565	121,764
SEGRO PLC	18,855	149,433
Severn Trent PLC	4,943	144,287
Shire PLC	18,223	959,548
Sky PLC (c)	20,819	284,461
Smith & Nephew PLC	17,100	297,368
Smiths Group PLC	8,198	164,921
SSE PLC	20,422	363,961
St. James’s Place PLC	10,691	176,967
Standard Chartered PLC (c)	66,300	698,307
Standard Life Aberdeen PLC	54,206	319,531
Taylor Wimpey PLC	66,722	185,935
Tesco PLC	162,170	458,161
Travis Perkins PLC	5,186	109,719
TUI AG (United Kingdom)	8,887	184,781
Unilever PLC	24,855	1,384,435
United Utilities Group PLC	13,952	156,255
Vodafone Group PLC	529,354	1,679,563
Weir Group PLC, The	4,278	122,623
Whitbread PLC	3,698	199,714
William Morrison Supermarkets PLC	45,044	133,735
Worldpay Group PLC (e)	37,319	214,646

118	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
WPP PLC	25,388	$459,663

		53,655,768

Total Common Stocks
(cost $213,931,347)		298,511,417

Preferred Stocks (0.57%)
Germany (0.57%)
Bayerische Moteren Werke (BMW) AG, 0.00%	1,162	104,064
Fuchs Petrolub SE, 0.00%	1,403	74,490
Henkel AG & Co. KGaA, 0.00%	3,596	476,123
Porsche Automobil Holding SE, 0.00%	3,177	265,996
Schaeffler AG, 0.00%	3,322	58,932
Volkswagen AG, 0.00%	3,746	748,132

		1,727,737

Total Preferred Stocks
(cost $901,481)		1,727,737

TOTAL INVESTMENTS (99.67%)
(cost $214,832,828)		300,239,154
CASH (f) AND OTHER ASSETS, NET OF LIABILITIES (0.33%)		989,033

NET ASSETS (100.00%)		$301,228,187

(a)	The Fund used data provided by an independent statistical fair value service to fair value its holdings listed on the Tel-Aviv (Israel) Stock Exchange which did not trade on the last day of the period because the exchange was closed. This method of fair valuing foreign securities was established in the valuation procedures adopted by the Board of Trustees.

(b)	Security was valued using significant unobservable inputs.

(c)	Non-income producing security.

(d)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

(e)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the value of these securities amounted to $2,045,033 or 0.68% of net assets.

(f)	At December 31, 2017, foreign currencies in the amount of $122,113 has been pledged to cover, in whole or in part, margin requirements for open futures contracts.

SDR - Swedish Depositary Receipt

ADR - American Depositary Receipt

FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$96,675,012	32.20
Japanese Yen	72,205,662	24.05
British Pound	53,473,837	17.81
Swiss Franc	24,077,867	8.02
Australian Dollar	20,739,168	6.91
Hong Kong Dollar	9,995,808	3.33
Swedish Krona	8,040,830	2.68
Danish Krone	5,477,190	1.82
Singapore Dollar	3,945,397	1.31
United States Dollar	2,359,841	0.79
Norwegian Krone	1,957,132	0.65
Israeli Shekel	789,430	0.26
New Zealand Dollar	501,980	0.17

Total Investments	$300,239,154	100.00%

SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$63,598,880	21.11
Industrials	43,931,489	14.58
Consumer Discretionary	36,906,051	12.25
Consumer Staples	33,580,000	11.15
Health Care	30,291,261	10.06
Materials	24,628,345	8.18
Information Technology	19,353,427	6.42
Energy	15,928,835	5.29
Telecommunication Services	11,680,968	3.88
Real Estate	10,810,726	3.59
Utilities	9,529,172	3.16

Total Stocks	300,239,154	99.67
Cash and Other Assets, Net of Liabilities	989,033	0.33

Net Assets	$301,228,187	100.00%

See accompanying notes to financial statements.	119

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
ASX SPI 200 Index	2	March 2018	$233,763	$234,700	$937
FTSE 100 Index	6	March 2018	603,477	616,578	13,101
Nikkei 225 Index	6	March 2018	603,155	605,465	2,310

Total					$16,348

120	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Registered Investment Companies (98.72%)
State Farm Mutual Fund Trust Bond Fund Institutional Shares (a)	14,300,194	$159,876,166
State Farm Mutual Fund Trust Equity Fund Institutional Shares (a)	21,591,596	231,461,913

Total Registered Investment Companies
(cost $318,937,001)		391,338,079

TOTAL INVESTMENTS (98.72%)
(cost $318,937,001)		391,338,079
CASH AND OTHER ASSETS, NET OF LIABILITIES (1.28%)		5,087,880

NET ASSETS (100.00%)		$396,425,959

(a)	As of December 31, 2017, investments in issuers considered to be affiliates of the Equity and Bond Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Security	Shares Held at December 31, 2016	Shares Purchased	Shares Sold	Shares Held at December 31, 2017	Value at December 31, 2017
State Farm Mutual Fund Trust Bond Fund Institutional Shares	13,200,046	1,100,148	—	14,300,194	$159,876,166
State Farm Mutual Fund Trust Equity Fund Institutional Shares	23,800,137	—	2,208,541	21,591,596	231,461,913

					$391,338,079

	For the year ended December 31, 2017
Security	Income Dividends	Capital Gain Dividends	Realized Gain (Loss) on Sales	Change in Unrealized Appreciation (Depreciation)
State Farm Mutual Fund Trust Bond Fund Institutional Shares	$3,772,727	$385,748	$—	$131,647
State Farm Mutual Fund Trust Equity Fund Institutional Shares	1,781,307	16,491,877	1,005,868	31,150,768

	$5,554,034	$16,877,625	$1,005,868	$31,282,415

See accompanying notes to financial statements.	121

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Principal amount	Value
Corporate Bonds (66.70%)
Aerospace/Defense (2.64%)
Northrop Grumman Corp.
5.050%, 08/01/2019	$500,000	$522,431
Precision Castparts Corp.
2.250%, 06/15/2020	1,000,000	1,003,484
Raytheon Co.
3.125%, 10/15/2020	1,500,000	1,534,467
Northrop Grumman Corp.
3.500%, 03/15/2021	500,000	515,625
Lockheed Martin Corp.
3.350%, 09/15/2021	2,000,000	2,056,262
United Technologies Corp.
3.100%, 06/01/2022	1,000,000	1,018,566
Northrop Grumman Corp.
3.250%, 08/01/2023	3,000,000	3,061,320
Rockwell Collins Inc.
3.700%, 12/15/2023	500,000	518,603
Raytheon Co.
3.150%, 12/15/2024	2,000,000	2,044,820
Lockheed Martin Corp.
2.900%, 03/01/2025	3,000,000	2,990,499
Precision Castparts Corp.
3.250%, 06/15/2025	1,000,000	1,022,155
General Dynamics Corp.
2.125%, 08/15/2026	1,000,000	936,251
United Technologies Corp.
2.650%, 11/01/2026	500,000	481,553
Northrop Grumman Corp.
3.200%, 02/01/2027	1,000,000	1,003,735
Rockwell Collins Inc.
3.500%, 03/15/2027	1,000,000	1,018,177
Northrop Grumman Corp.
3.250%, 01/15/2028	2,000,000	2,002,922

		21,730,870

Agriculture, Foods, & Beverage (4.60%)
Kraft Foods Group Inc.
6.125%, 08/23/2018	369,000	378,544
PepsiCo Inc.
2.250%, 01/07/2019	2,000,000	2,005,674
Coca-Cola Co., The
3.150%, 11/15/2020	1,000,000	1,027,283
Kellogg Co.
4.000%, 12/15/2020	632,000	661,928
Campbell Soup Co.
4.250%, 04/15/2021	2,000,000	2,096,382
Hormel Foods Corp.
4.125%, 04/15/2021	1,000,000	1,046,697
General Mills Inc.
3.150%, 12/15/2021	2,000,000	2,038,746
JM Smucker Co.
3.000%, 03/15/2022	1,000,000	1,006,608
Kraft Foods Group Inc.
3.500%, 06/06/2022	1,500,000	1,534,889
Coca-Cola Co., The
2.500%, 04/01/2023	1,000,000	999,096

	Principal amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
Hershey Co.
2.625%, 05/01/2023	$1,100,000	$1,097,160
Mondelez International Inc.
4.000%, 02/01/2024	1,000,000	1,059,083
JM Smucker Co.
3.500%, 03/15/2025	1,000,000	1,021,582
Campbell Soup Co.
3.300%, 03/19/2025	1,000,000	1,004,247
PepsiCo Inc.
2.750%, 04/30/2025	1,000,000	1,002,475
Kraft Heinz Foods Co.
3.950%, 07/15/2025	2,000,000	2,065,742
PepsiCo Inc.
3.500%, 07/17/2025	1,000,000	1,039,618
2.850%, 02/24/2026	1,000,000	992,048
Kellogg Co.
3.250%, 04/01/2026	2,000,000	1,985,246
Coca-Cola Co., The
2.550%, 06/01/2026	1,500,000	1,459,806
Sysco Corp.
3.300%, 07/15/2026	1,000,000	1,006,272
Hershey Co.
2.300%, 08/15/2026	1,000,000	939,839
Coca-Cola Co., The
2.250%, 09/01/2026	1,000,000	949,691
Danone SA (a)
2.947%, 11/02/2026	2,000,000	1,947,406
General Mills Inc.
3.200%, 02/10/2027	2,000,000	1,995,248
Sysco Corp.
3.250%, 07/15/2027	2,000,000	1,993,268
PepsiCo Inc.
3.000%, 10/15/2027	1,500,000	1,494,705
Kellogg Co.
3.400%, 11/15/2027	1,000,000	995,175
JM Smucker Co.
3.375%, 12/15/2027	1,000,000	1,001,330

		37,845,788

Automotive (1.14%)
American Honda Finance Corp.
2.125%, 10/10/2018	1,000,000	1,001,577
Daimler Finance NA LLC (a)
2.250%, 03/02/2020	500,000	498,086
Toyota Motor Credit Corp.
2.750%, 05/17/2021	1,000,000	1,010,078
Daimler Finance NA LLC (a)
2.000%, 07/06/2021	1,000,000	978,277
American Honda Finance Corp.
1.650%, 07/12/2021	500,000	487,676
Toyota Motor Credit Corp.
2.625%, 01/10/2023	1,000,000	1,000,279
Daimler Finance NA LLC (a)
3.300%, 05/19/2025	1,000,000	1,014,345

122	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Principal amount	Value
Corporate Bonds (Cont.)
Automotive (Cont.)
BMW US Capital LLC (a)
2.800%, 04/11/2026	$500,000	$488,834
American Honda Finance Corp.
2.300%, 09/09/2026	2,000,000	1,893,052
BMW US Capital LLC(a)
3.300%, 04/06/2027	1,000,000	1,012,877

		9,385,081

Banks (3.99%)
Bank of New York Mellon Corp.
2.100%, 08/01/2018	1,000,000	1,000,950
Wells Fargo & Co.
2.150%, 01/15/2019	1,000,000	1,001,605
Bank of New York Mellon Corp.
2.200%, 05/15/2019	1,000,000	1,001,332
KFW
4.875%, 06/17/2019	1,000,000	1,041,395
Bank of New York Mellon Corp.
2.300%, 09/11/2019	1,000,000	1,002,607
Wells Fargo & Co.
2.150%, 01/30/2020	1,000,000	997,807
State Street Corp.
2.550%, 08/18/2020	1,000,000	1,006,633
PNC Bank NA
2.150%, 04/29/2021	1,000,000	991,105
Toronto-Dominion Bank, The
1.800%, 07/13/2021	1,000,000	979,267
Bank of New York Mellon Corp.
3.550%, 09/23/2021	1,000,000	1,037,556
U.S. Bancorp
3.700%, 01/30/2024	500,000	525,120
Bank of New York Mellon Corp.
3.400%, 05/15/2024	500,000	518,842
Wells Fargo & Co.
3.300%, 09/09/2024	2,000,000	2,031,022
Bank of New York Mellon Corp.
3.250%, 09/11/2024	1,000,000	1,021,005
State Street Corp.
3.300%, 12/16/2024	2,000,000	2,065,758
US Bank NA
2.800%, 01/27/2025	3,000,000	2,979,768
Wells Fargo & Co.
3.000%, 02/19/2025	1,000,000	991,649
PNC Bank NA
2.950%, 02/23/2025	1,500,000	1,496,969
Bank of New York Mellon Corp.
3.000%, 02/24/2025	500,000	500,090
PNC Bank NA
3.250%, 06/01/2025	500,000	507,465
State Street Corp.
3.550%, 08/18/2025	500,000	519,593
Bank of New York Mellon Corp.
2.800%, 05/04/2026	500,000	488,277
State Street Corp.
2.650%, 05/19/2026	1,000,000	972,814

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
U.S. Bancorp
2.375%, 07/22/2026	$1,000,000	$941,523
Bank of New York Mellon Corp.
2.450%, 08/17/2026	1,000,000	949,736
Wells Fargo & Co.
3.000%, 10/23/2026	3,334,000	3,267,843
U.S. Bancorp
3.150%, 04/27/2027	1,000,000	1,001,831
PNC Bank NA
3.100%, 10/25/2027	2,000,000	1,997,028

		32,836,590

Building Materials & Construction (1.00%)
CRH America Inc.
5.750%, 01/15/2021	1,000,000	1,083,798
Fluor Corp.
3.375%, 09/15/2021	2,000,000	2,044,598
Sonoco Products Co.
4.375%, 11/01/2021	1,000,000	1,048,174
Stanley Black & Decker Inc.
2.900%, 11/01/2022	1,500,000	1,514,504
Fluor Corp.
3.500%, 12/15/2024	1,000,000	1,026,669
CRH America Inc. (a)
3.875%, 05/18/2025	1,000,000	1,043,852
CRH America Finance, Inc. (a)
3.400%, 05/09/2027	500,000	499,887

		8,261,482

Chemicals (3.89%)
E.I. du Pont de Nemours and Co.
6.000%, 07/15/2018	500,000	510,603
Ecolab Inc.
2.250%, 01/12/2020	1,000,000	999,485
PPG Industries Inc.
3.600%, 11/15/2020	1,000,000	1,025,588
E.I. du Pont de Nemours and Co.
3.625%, 01/15/2021	1,000,000	1,033,469
Praxair Inc.
4.050%, 03/15/2021	1,000,000	1,050,617
Monsanto Co.
2.750%, 07/15/2021	500,000	502,238
Praxair Inc.
3.000%, 09/01/2021	1,000,000	1,017,673
Dow Chemical Co.,
The 4.125%, 11/15/2021	1,500,000	1,572,798
Sherwin-Williams Co., The
4.200%, 01/15/2022	2,000,000	2,094,800
Syngenta Finance NV
3.125%, 03/28/2022	2,000,000	1,944,604
Monsanto Co.
2.200%, 07/15/2022	1,300,000	1,258,745
E.I. du Pont de Nemours and Co.
2.800%, 02/15/2023	2,000,000	1,995,574

See accompanying notes to financial statements.	123

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Principal amount	Value
Corporate Bonds (Cont.)
Chemicals (Cont.)
Praxair Inc.
2.700%, 02/21/2023	$1,000,000	$1,004,642
International Flavors & Fragrances Inc.
3.200%, 05/01/2023	2,000,000	2,009,664
Potash Corporation of Saskatchewan Inc.
3.625%, 03/15/2024	1,500,000	1,537,452
Monsanto Co.
3.375%, 07/15/2024	1,000,000	1,014,985
Dow Chemical Co., The
3.500%, 10/01/2024	3,000,000	3,086,535
Sherwin-Williams Co., The
3.300%, 02/01/2025	1,000,000	994,053
Praxair Inc.
2.650%, 02/05/2025	1,300,000	1,286,214
Potash Corporation of Saskatchewan Inc.
3.000%, 04/01/2025	1,000,000	980,091
Monsanto Co.
2.850%, 04/15/2025	1,000,000	977,948
Sherwin-Williams Co., The
3.950%, 01/15/2026	500,000	521,416
Air Liquide Finance (a)
2.500%, 09/27/2026	1,000,000	957,277
Ecolab Inc.
2.700%, 11/01/2026	1,000,000	958,618
Potash Corporation of Saskatchewan Inc.
4.000%, 12/15/2026	500,000	520,183
Ecolab Inc. (a)
3.250%, 12/01/2027	500,000	500,266
Dow Chemical Co., The
7.375%, 11/01/2029	500,000	666,806

		32,022,344

Commercial Service/Supply (0.25%)
Cintas Corp. No. 2
4.300%, 06/01/2021	1,000,000	1,054,362
3.250%, 06/01/2022	1,000,000	1,020,474

		2,074,836

Computer Software & Services (2.44%)
Oracle Corp.
2.375%, 01/15/2019	1,000,000	1,004,174
Texas Instruments Inc.
1.650%, 08/03/2019	1,000,000	994,009
Automatic Data Processing Inc.
2.250%, 09/15/2020	500,000	501,287
Microsoft Corp.
3.000%, 10/01/2020	2,000,000	2,045,854
Intel Corp.
3.300%, 10/01/2021	1,000,000	1,037,043
Microsoft Corp.
2.375%, 05/01/2023	1,000,000	991,576
Texas Instruments Inc.
2.250%, 05/01/2023	1,000,000	981,372

	Principal amount	Value
Corporate Bonds (Cont.)
Computer Software & Services (Cont.)
Oracle Corp.
3.400%, 07/08/2024	$1,000,000	$1,036,923
Microsoft Corp.
2.700%, 02/12/2025	2,000,000	1,996,920
Oracle Corp.
2.950%, 05/15/2025	1,000,000	1,004,328
QUALCOMM Inc.
3.450%, 05/20/2025	1,000,000	1,002,272
Intel Corp.
3.700%, 07/29/2025	1,000,000	1,055,743
Automatic Data Processing Inc.
3.375%, 09/15/2025	1,000,000	1,032,151
Oracle Corp.
2.650%, 07/15/2026	500,000	487,474
Microsoft Corp.
2.400%, 08/08/2026	1,500,000	1,446,548
Alphabet Inc.
1.998%, 08/15/2026	1,000,000	942,805
Analog Devices Inc.
3.500%, 12/05/2026	500,000	505,989
QUALCOMM Inc.
3.250%, 05/20/2027	1,000,000	976,390
Oracle Corp.
3.250%, 11/15/2027	1,000,000	1,016,965

		20,059,823

Computers (1.14%)
International Business Machines Corp.
1.875%, 05/15/2019	2,000,000	1,995,538
1.625%, 05/15/2020	1,000,000	987,741
Hewlett-Packard Co.
3.750%, 12/01/2020	161,000	166,140
4.300%, 06/01/2021	2,000,000	2,096,888
4.050%, 09/15/2022	1,000,000	1,041,642
International Business Machines Corp.
3.375%, 08/01/2023	1,000,000	1,035,127
3.625%, 02/12/2024	1,000,000	1,047,125
3.450%, 02/19/2026	1,000,000	1,033,433

		9,403,634

Consumer & Marketing (3.06%)
Kimberly-Clark Corp.
6.250%, 07/15/2018	1,000,000	1,021,656
Unilever Capital Corp.
2.200%, 03/06/2019	1,000,000	1,001,650
Colgate-Palmolive Co.
2.950%, 11/01/2020	1,000,000	1,021,703
Unilever Capital Corp.
4.250%, 02/10/2021	3,000,000	3,163,749
Estee Lauder Companies Inc., The
1.700%, 05/10/2021	500,000	489,480
Clorox Co.
3.800%, 11/15/2021	1,000,000	1,040,989

124	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Principal amount	Value
Corporate Bonds (Cont.)
Consumer & Marketing (Cont.)
Colgate-Palmolive Co.
2.100%, 05/01/2023	$1,000,000	$973,971
NIKE Inc.
2.250%, 05/01/2023	1,500,000	1,491,812
Kimberly-Clark Corp.
2.400%, 06/01/2023	1,000,000	990,168
Procter & Gamble Co., The
3.100%, 08/15/2023	3,000,000	3,089,955
Clorox Co.
3.500%, 12/15/2024	2,000,000	2,062,614
Unilever Capital Corp.
3.100%, 07/30/2025	1,000,000	1,013,545
Kimberly-Clark Corp.
3.050%, 08/15/2025	1,000,000	1,010,200
2.750%, 02/15/2026	1,000,000	987,145
Unilever Capital Corp.
2.000%, 07/28/2026	1,000,000	922,862
2.900%, 05/05/2027	1,000,000	991,118
Reckitt Benckiser Treasury Services PLC (a)
3.000%, 06/26/2027	2,000,000	1,953,264
Clorox Co.
3.100%, 10/01/2027	2,000,000	1,986,496

		25,212,377

Electronic/Electrical Manufacturing (2.08%)
Honeywell International Inc.
4.250%, 03/01/2021	1,000,000	1,056,325
Johnson Controls International PLC
4.250%, 03/01/2021	2,000,000	2,093,486
Emerson Electric Co.
2.625%, 12/01/2021	1,000,000	1,008,174
2.625%, 02/15/2023	2,500,000	2,493,853
Johnson Controls International PLC
3.625%, 07/02/2024	2,000,000	2,072,850
Rockwell Automation Inc.
2.875%, 03/01/2025	2,000,000	1,972,242
Siemens Financieringsmaatschappij NV (a)
3.250%, 05/27/2025	2,000,000	2,033,246
Emerson Electric Co.
3.150%, 06/01/2025	1,000,000	1,015,512
Hubbell Inc.
3.350%, 03/01/2026	1,000,000	1,015,218
Siemens Financieringsmaatschappij NV (a)
2.350%, 10/15/2026	1,000,000	944,558
Honeywell International Inc.
2.500%, 11/01/2026	1,000,000	967,205
Hubbell Inc.
3.150%, 08/15/2027	500,000	496,781

		17,169,450

Financial Services (1.97%)
JPMorgan Chase & Co.
2.350%, 01/28/2019	1,000,000	1,001,966

	Principal amount	Value
Corporate Bonds (Cont.)
Financial Services (Cont.)
2.200%, 10/22/2019	$500,000	$499,528
GE Capital International Funding Co.
2.342%, 11/15/2020	812,000	808,256
General Electric Capital Corp.
4.650%, 10/17/2021	287,000	308,994
JPMorgan Chase & Co.
4.500%, 01/24/2022	1,000,000	1,070,052
3.200%, 01/25/2023	1,000,000	1,020,001
3.625%, 05/13/2024	500,000	519,905
General Electric Capital Corp.
3.450%, 05/15/2024	287,000	296,081
JPMorgan Chase & Co.
3.125%, 01/23/2025	1,000,000	1,005,514
GE Capital International Funding Co.
3.373%, 11/15/2025	1,878,000	1,910,048
Visa Inc.
3.150%, 12/14/2025	1,000,000	1,022,297
JPMorgan Chase & Co.
3.200%, 06/15/2026	1,000,000	999,464
2.950%, 10/01/2026	3,320,000	3,261,037
Mastercard Inc.
2.950%, 11/21/2026	1,000,000	999,880
Visa Inc.
2.750%, 09/15/2027	1,500,000	1,479,989

		16,203,012

Forest Products & Paper (0.07%)
Willamette Industries Inc.
9.000%, 10/01/2021	500,000	589,013

Health Care (6.35%)
Thermo Fisher Scientific Inc.
2.400%, 02/01/2019	1,000,000	1,002,438
Pfizer Inc.
2.100%, 05/15/2019	1,000,000	1,001,567
Amgen Inc.
2.200%, 05/22/2019	1,000,000	1,000,203
AstraZeneca PLC
1.950%, 09/18/2019	1,500,000	1,491,540
Gilead Sciences Inc.
2.350%, 02/01/2020	500,000	502,339
Merck & Co. Inc.
1.850%, 02/10/2020	1,000,000	994,427
Becton Dickinson & Co.
3.250%, 11/12/2020	1,000,000	1,014,346
4.400%, 01/15/2021 (a) (b)	1,000,000	1,039,820
Medtronic Inc.
4.125%, 03/15/2021	1,000,000	1,048,928
Sanofi-Aventis
4.000%, 03/29/2021	1,000,000	1,052,176
Baxter International Inc.
1.700%, 08/15/2021	1,000,000	969,673
Becton Dickinson & Co.
3.125%, 11/08/2021	1,000,000	1,008,432
Amgen Inc.
3.875%, 11/15/2021	1,000,000	1,045,187

See accompanying notes to financial statements.	125

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Abbott Laboratories
2.550%, 03/15/2022	$1,000,000	$989,679
Zimmer Holdings Inc.
3.150%, 04/01/2022	1,000,000	1,002,449
Novartis Capital Corp.
2.400%, 09/21/2022	1,000,000	994,417
Thermo Fisher Scientific Inc.
3.150%, 01/15/2023	1,500,000	1,518,740
GlaxoSmithKline Capital Inc.
2.800%, 03/18/2023	2,000,000	2,017,420
Merck & Co. Inc.
2.800%, 05/18/2023	2,000,000	2,016,650
Pfizer Inc.
3.000%, 06/15/2023	1,000,000	1,021,857
Bristol-Myers Squibb Co.
3.250%, 11/01/2023	1,000,000	1,036,626
Pfizer Inc.
3.400%, 05/15/2024	1,000,000	1,038,407
Amgen Inc.
3.625%, 05/22/2024	1,000,000	1,038,989
Bayer U.S. Finance LLC (a)
3.375%, 10/08/2024	1,000,000	1,017,450
Becton Dickinson & Co.
3.734%, 12/15/2024	2,000,000	2,048,392
Gilead Sciences Inc.
3.500%, 02/01/2025	500,000	517,105
Merck & Co. Inc.
2.750%, 02/10/2025	1,000,000	995,952
Abbott Laboratories
2.950%, 03/15/2025	1,000,000	981,103
EMD Finance LLC (a)
3.250%, 03/19/2025	1,000,000	1,005,690
Zimmer Holdings Inc.
3.550%, 04/01/2025	2,000,000	1,998,672
Amgen Inc.
3.125%, 05/01/2025	1,000,000	1,004,094
Eli Lilly and Co.
2.750%, 06/01/2025	1,000,000	1,002,775
Gilead Sciences Inc.
3.650%, 03/01/2026	1,000,000	1,037,400
Johnson & Johnson
2.450%, 03/01/2026	500,000	487,588
Stryker Corp.
3.500%, 03/15/2026	1,000,000	1,031,851
Becton Dickinson & Co. (a) (b)
3.000%, 05/15/2026	1,500,000	1,511,250
Roche Holdings Inc. (a)
2.625%, 05/15/2026	1,500,000	1,462,232
Pfizer Inc.
2.750%, 06/03/2026	1,500,000	1,480,665
Baxter International Inc.
2.600%, 08/15/2026	1,000,000	953,490
Amgen Inc.
2.600%, 08/19/2026	1,000,000	957,530
Thermo Fisher Scientific Inc.
2.950%, 09/19/2026	500,000	485,855

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Abbott Laboratories
3.750%, 11/30/2026	$1,000,000	$1,026,866
Gilead Sciences Inc.
2.950%, 03/01/2027	1,000,000	983,542
AstraZeneca PLC
3.125%, 06/12/2027	2,000,000	1,976,340
Zoetis Inc.
3.000%, 09/12/2027	1,000,000	976,836
Amgen Inc.
3.200%, 11/02/2027	1,000,000	998,761
Johnson & Johnson
2.900%, 01/15/2028	500,000	500,743

		52,288,492

Machinery & Manufacturing (3.06%)
John Deere Capital Corp.
1.700%, 01/15/2020	1,000,000	990,250
Danaher Corp.
2.400%, 09/15/2020	500,000	501,885
Cooper U.S. Inc.
3.875%, 12/15/2020	1,000,000	1,034,411
Dover Corp.
4.300%, 03/01/2021	1,000,000	1,056,028
Caterpillar Inc.
3.900%, 05/27/2021	1,000,000	1,051,630
Illinois Tool Works Inc.
3.375%, 09/15/2021	1,000,000	1,028,870
Bemis Company Inc.
4.500%, 10/15/2021	1,000,000	1,055,209
Parker Hannifin Corp.
3.500%, 09/15/2022	1,000,000	1,033,200
Caterpillar Financial Services Corp.
2.625%, 03/01/2023	2,000,000	1,994,214
John Deere Capital Corp.
2.800%, 03/06/2023	1,000,000	1,003,902
Covidien International
2.950%, 06/15/2023	3,000,000	3,027,429
Caterpillar Inc.
3.400%, 05/15/2024	1,000,000	1,038,970
Parker Hannifin Corp.
3.300%, 11/21/2024	500,000	511,649
3M Co.
3.000%, 08/07/2025	1,000,000	1,012,306
John Deere Capital Corp.
3.400%, 09/11/2025	1,000,000	1,033,990
2.650%, 06/10/2026	500,000	489,721
Caterpillar Financial Services Corp.
2.400%, 08/09/2026	1,000,000	956,175
Bemis Company Inc.
3.100%, 09/15/2026	1,000,000	965,745
John Deere Capital Corp.
2.800%, 09/08/2027	2,000,000	1,963,156
Eaton Corp.
3.103%, 09/15/2027	3,500,000	3,438,652

		25,187,392

126	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Principal amount	Value
Corporate Bonds (Cont.)
Media & Broadcasting (2.71%)
Time Warner Inc.
2.100%, 06/01/2019	$1,500,000	$1,497,098
S&P Global Inc.
3.300%, 08/14/2020	1,000,000	1,018,602
Walt Disney Co., The
2.750%, 08/16/2021	2,000,000	2,030,114
Thomson Reuters Corp.
3.950%, 09/30/2021	1,000,000	1,035,084
Reed Elsevier Capital
3.125%, 10/15/2022	2,000,000	2,015,256
Thomson Reuters Corp.
4.300%, 11/23/2023	1,000,000	1,055,482
Time Warner Inc.
3.550%, 06/01/2024	1,500,000	1,516,481
Thomson Reuters Corp.
3.850%, 09/29/2024	1,000,000	1,036,621
Comcast Corp.
3.375%, 02/15/2025	2,000,000	2,053,494
S&P Global Inc.
4.000%, 06/15/2025	1,500,000	1,575,632
Time Warner Inc.
3.600%, 07/15/2025	1,000,000	1,002,237
S&P Global Inc.
4.400%, 02/15/2026	1,000,000	1,083,507
Thomson Reuters Corp.
3.350%, 05/15/2026	1,000,000	995,240
Walt Disney Co., The
1.850%, 07/30/2026	500,000	457,894
Comcast Corp.
2.350%, 01/15/2027	500,000	472,199
S&P Global Inc.
2.950%, 01/22/2027	500,000	489,913
Moody’s Corp. (a)
3.250%, 01/15/2028	2,000,000	1,977,206
Comcast Corp.
3.150%, 02/15/2028	1,000,000	1,003,196

		22,315,256

Mining & Metals (0.35%)
Barrick NA Finance LLC
4.400%, 05/30/2021	1,000,000	1,058,511
Alcoa Inc.
5.870%, 02/23/2022	750,000	811,875
Rio Tinto Finance USA Ltd.
3.750%, 06/15/2025	1,000,000	1,048,235

		2,918,621

Oil & Gas (6.35%)
Chevron Corp.
1.718%, 06/24/2018	2,000,000	1,999,996
Shell International Finance
1.900%, 08/10/2018	1,500,000	1,500,230
Total Capital SA
2.125%, 08/10/2018	1,000,000	1,002,500
Chevron Corp.
4.950%, 03/03/2019	1,000,000	1,033,478

	Principal amount	Value
Corporate Bonds (Cont.)
Oil & Gas (Cont.)
Marathon Oil Corp.
2.700%, 06/01/2020	$1,000,000	$1,000,140
Chevron Corp.
2.427%, 06/24/2020	2,000,000	2,009,780
Trans-Canada Pipelines
3.800%, 10/01/2020	1,000,000	1,036,855
Apache Corp.
3.625%, 02/01/2021	500,000	511,877
Occidental Petroleum Corp.
4.100%, 02/01/2021	1,000,000	1,047,337
Statoil ASA
2.750%, 11/10/2021	1,000,000	1,013,477
Canadian Natural Resources Ltd.
3.450%, 11/15/2021	1,000,000	1,022,849
Apache Corp.
3.250%, 04/15/2022	724,000	729,468
Devon Energy Corp.
3.250%, 05/15/2022	1,500,000	1,525,793
Total Capital International SA
2.700%, 01/25/2023	1,000,000	1,005,732
Occidental Petroleum Corp.
2.700%, 02/15/2023	1,000,000	1,000,620
EOG Resources Inc.
2.625%, 03/15/2023	2,000,000	1,977,054
Total Capital Canada Ltd.
2.750%, 07/15/2023	1,500,000	1,507,890
Shell International Finance
3.400%, 08/12/2023	500,000	519,164
Trans-Canada Pipelines
3.750%, 10/16/2023	1,000,000	1,044,837
Total Capital International SA
3.700%, 01/15/2024	1,000,000	1,054,374
Exxon Mobil Corp.
3.176%, 03/15/2024	1,000,000	1,031,302
Canadian Natural Resources Ltd.
3.800%, 04/15/2024	1,000,000	1,029,836
Ensco PLC
4.500%, 10/01/2024	2,000,000	1,680,000
Statoil ASA
3.250%, 11/10/2024	500,000	514,028
ConocoPhillips Co.
3.350%, 11/15/2024	1,500,000	1,544,318
Suncor Energy Inc.
3.600%, 12/01/2024	1,000,000	1,021,960
Canadian Natural Resources Ltd.
3.900%, 02/01/2025	1,000,000	1,029,555
Woodside Finance Ltd. (a)
3.650%, 03/05/2025	2,000,000	2,012,128
Ensco PLC
5.200%, 03/15/2025	500,000	425,000
Shell International Finance
3.250%, 05/11/2025	1,500,000	1,541,532
ConocoPhillips Co.
3.350%, 05/15/2025	1,000,000	1,029,966
Marathon Oil Corp.
3.850%, 06/01/2025	1,000,000	1,017,937

See accompanying notes to financial statements.	127

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Principal amount	Value
Corporate Bonds (Cont.)
Oil & Gas (Cont.)
Occidental Petroleum Corp.
3.500%, 06/15/2025	$500,000	$517,774
Florida Gas Transmission Co. (a)
4.350%, 07/15/2025	1,500,000	1,602,140
Devon Energy Corp.
5.850%, 12/15/2025	1,000,000	1,167,675
Exxon Mobil Corp.
3.043%, 03/01/2026	2,000,000	2,030,886
Occidental Petroleum Corp.
3.400%, 04/15/2026	1,000,000	1,024,118
Shell International Finance
2.875%, 05/10/2026	2,000,000	2,000,016
Chevron Corp.
2.954%, 05/16/2026	1,500,000	1,499,514
Woodside Finance Ltd. (a)
3.700%, 09/15/2026	1,000,000	1,004,290
Occidental Petroleum Corp.
3.000%, 02/15/2027	500,000	497,076
Canadian Natural Resources Ltd.
3.850%, 06/01/2027	1,000,000	1,020,669
Baker Hughes, a GE Co., LLC / Baker Hughes Co-Obligor, Inc. (a)
3.337%, 12/15/2027	1,000,000	998,321
Woodside Finance Ltd. (a)
3.700%, 03/15/2028	1,500,000	1,489,697

		52,273,189

Retailers (3.87%)
Home Depot Inc.
2.250%, 09/10/2018	1,000,000	1,002,862
CVS Caremark Corp.
2.250%, 12/05/2018	1,000,000	1,001,325
McDonald’s Corp.
1.875%, 05/29/2019	500,000	498,009
Costco Wholesale Corp.
1.700%, 12/15/2019	2,000,000	1,987,170
Home Depot Inc.
3.950%, 09/15/2020	1,000,000	1,046,269
Wal-Mart Stores Inc.
3.250%, 10/25/2020	2,000,000	2,060,496
TJX Companies Inc., The
2.750%, 06/15/2021	1,500,000	1,521,063
Lowe’s Companies Inc.
3.800%, 11/15/2021	1,000,000	1,044,689
Walgreens Boots Alliance Inc.
3.300%, 11/18/2021	1,000,000	1,016,691
Walgreen Co.
3.100%, 09/15/2022	2,000,000	2,007,994
CVS Caremark Corp.
2.750%, 12/01/2022	1,000,000	985,083
Home Depot Inc.
2.700%, 04/01/2023	1,000,000	1,009,568
Wal-Mart Stores Inc.
2.550%, 04/11/2023	1,000,000	1,003,648
Lowe’s Companies Inc.
3.875%, 09/15/2023	1,000,000	1,061,344

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
CVS Health Corp.
3.375%, 08/12/2024	$1,500,000	$1,508,088
Lowe’s Companies Inc.
3.125%, 09/15/2024	1,000,000	1,015,428
Walgreens Boots Alliance Inc.
3.800%, 11/18/2024	500,000	510,627
McDonald’s Corp.
3.375%, 05/26/2025	2,000,000	2,062,764
CVS Health Corp.
3.875%, 07/20/2025	1,000,000	1,029,869
Lowe’s Companies Inc.
3.375%, 09/15/2025	1,000,000	1,030,383
Home Depot Inc.
3.000%, 04/01/2026	1,000,000	1,001,306
CVS Health Corp.
2.875%, 06/01/2026	1,000,000	958,760
Walgreens Boots Alliance Inc.
3.450%, 06/01/2026	500,000	494,428
McDonald’s Corp.
3.500%, 03/01/2027	2,000,000	2,056,850
Amazon.com Inc. (a)
3.150%, 08/22/2027	2,000,000	2,003,014
Home Depot Inc.
2.800%, 09/14/2027	1,000,000	983,769

		31,901,497

Telecom & Telecom Equipment (3.05%)
AT&T Inc.
2.375%, 11/27/2018	1,000,000	1,003,065
Vodafone Group PLC
5.450%, 06/10/2019	500,000	522,535
Verizon Communications Inc.
2.625%, 02/21/2020	630,000	635,322
Cisco Systems Inc.
2.450%, 06/15/2020	1,000,000	1,006,542
Telefonica Emisiones SAU
5.462%, 02/16/2021	1,000,000	1,081,712
Vodafone Group PLC
4.375%, 03/16/2021	2,000,000	2,116,358
AT&T Inc.
4.450%, 05/15/2021	1,000,000	1,054,791
Deutsche Telekom International Finance BV (a)
1.950%, 09/19/2021	1,000,000	972,425
AT&T Inc.
3.000%, 02/15/2022	1,000,000	1,002,040
2.625%, 12/01/2022	1,000,000	984,441
Vodafone Group PLC
2.950%, 02/19/2023	1,000,000	1,004,103
Verizon Communications inc.
5.150%, 09/15/2023	1,000,000	1,112,644
AT&T Inc.
3.900%, 03/11/2024	2,000,000	2,052,574
Verizon Communications Inc.
4.150%, 03/15/2024	1,000,000	1,051,792
3.500%, 11/01/2024	1,000,000	1,017,927

128	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Principal amount	Value
Corporate Bonds (Cont.)
Telecom & Telecom Equipment (Cont.)
AT&T Inc.
3.400%, 05/15/2025	$2,000,000	$1,966,300
Cisco Systems Inc.
3.500%, 06/15/2025	1,000,000	1,044,351
2.950%, 02/28/2026	500,000	502,361
Verizon Communications Inc.
2.625%, 08/15/2026	1,500,000	1,412,834
Cisco Systems Inc.
2.500%, 09/20/2026	500,000	483,653
Deutsche Telekom International Finance BV (a)
3.600%, 01/19/2027	1,000,000	1,004,851
Verizon Communications Inc.
4.125%, 03/16/2027	2,000,000	2,085,426

		25,118,047

Transportation (2.03%)
JB Hunt Transport Services Inc.
2.400%, 03/15/2019	500,000	500,532
United Parcel Service Inc.
3.125%, 01/15/2021	1,500,000	1,536,921
JB Hunt Transport Services Inc.
3.300%, 08/15/2022	1,000,000	1,012,979
Union Pacific Corp.
2.750%, 04/15/2023	2,000,000	2,007,822
Burlington Northern Santa Fe
3.850%, 09/01/2023	2,000,000	2,114,408
CSX Corp.
3.700%, 11/01/2023	1,000,000	1,037,456
Norfolk Southern Corp.
3.850%, 01/15/2024	1,000,000	1,055,107
JB Hunt Transport Services Inc.
3.850%, 03/15/2024	500,000	515,800
CSX Corp.
3.400%, 08/01/2024	1,000,000	1,027,754
Burlington Northern Santa Fe
3.000%, 04/01/2025	1,000,000	1,007,697
Union Pacific Corp.
3.250%, 08/15/2025	500,000	513,368
Canadian National Railway Co.
2.750%, 03/01/2026	1,000,000	992,650
Union Pacific Corp.
2.750%, 03/01/2026	1,000,000	988,444
FedEx Corp.
3.250%, 04/01/2026	500,000	503,813
Norfolk Southern Corp.
2.900%, 06/15/2026	1,000,000	983,665
CSX Corp.
2.600%, 11/01/2026	1,000,000	954,270

		16,752,686

Utilities & Energy (10.66%)
Southern California Gas Co.
5.450%, 04/15/2018	500,000	505,155
Pacificorp
5.650%, 07/15/2018	500,000	510,270

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Public Service Electric and Gas Co.
2.300%, 09/15/2018	$1,000,000	$1,000,797
Pacific Gas & Electric
8.250%, 10/15/2018	249,000	260,547
MidAmerican Energy Co.
2.400%, 03/15/2019	1,000,000	1,003,964
Alabama Power Co.
3.375%, 10/01/2020	1,000,000	1,024,756
Pacific Gas & Electric
3.500%, 10/01/2020	1,000,000	1,024,651
Kentucky Utilities Co.
3.250%, 11/01/2020	1,000,000	1,024,481
Public Service Company of Colorado
3.200%, 11/15/2020	1,000,000	1,021,202
Appalachian Power Co.
4.600%, 03/30/2021	500,000	529,630
Pacific Gas & Electric
3.250%, 09/15/2021	1,000,000	1,018,862
Southern California Edison Co.
2.400%, 02/01/2022	1,000,000	992,817
Baltimore Gas & Electric Co.
2.800%, 08/15/2022	500,000	501,493
PPL Electric Utilities
2.500%, 09/01/2022	500,000	495,821
Tampa Electric Co.
2.600%, 09/15/2022	500,000	493,737
Connecticut Light & Power
2.500%, 01/15/2023	1,000,000	991,876
Indiana Michigan Power Co.
3.200%, 03/15/2023	2,500,000	2,532,223
Kansas City Power & Light Co.
3.150%, 03/15/2023	2,000,000	2,009,128
Public Service Company of Colorado
2.500%, 03/15/2023	2,000,000	1,987,604
Virginia Electric & Power Co.
2.750%, 03/15/2023	1,500,000	1,493,021
Public Service Electric and Gas Co.
2.375%, 05/15/2023	1,500,000	1,474,563
Florida Power & Light Co.
2.750%, 06/01/2023	2,000,000	2,004,872
Pacificorp
2.950%, 06/01/2023	1,000,000	1,019,875
Pacific Gas & Electric
3.250%, 06/15/2023	2,000,000	2,019,476
Baltimore Gas & Electric Co.
3.350%, 07/01/2023	3,000,000	3,075,432
Consumers Energy Co.
3.375%, 08/15/2023	1,000,000	1,026,960
Laclede Gas Co.
3.400%, 08/15/2023	1,000,000	1,018,382
Duke Energy Ohio Inc.
3.800%, 09/01/2023	1,200,000	1,261,822
San Diego Gas & Electric Co.
3.600%, 09/01/2023	2,000,000	2,076,110
Nabors Industries Inc.
5.100%, 09/15/2023	2,000,000	1,870,000

See accompanying notes to financial statements.	129

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
DTE Electric Co.
3.650%, 03/15/2024	$2,000,000	$2,099,146
Florida Power & Light Co.
3.250%, 06/01/2024	1,000,000	1,028,027
Arizona Public Service Co.
3.350%, 06/15/2024	500,000	511,909
Pacific Gas & Electric
3.400%, 08/15/2024	1,000,000	1,019,066
Southern California Gas Co.
3.150%, 09/15/2024	1,000,000	1,017,482
Commonwealth Edison Co.
3.100%, 11/01/2024	1,000,000	1,010,050
Consolidated Edison Co. of New York
3.300%, 12/01/2024	500,000	512,857
Interstate Power & Light Co.
3.250%, 12/01/2024	1,000,000	1,012,749
Ameren Illinois Co.
3.250%, 03/01/2025	500,000	509,589
Alabama Power Co.
2.800%, 04/01/2025	1,000,000	985,437
Arizona Public Service Co.
3.150%, 05/15/2025	500,000	503,652
Public Service Company of Colorado
2.900%, 05/15/2025	500,000	497,046
Virginia Electric & Power Co.
3.100%, 05/15/2025	1,000,000	1,007,562
Appalachian Power Co.
3.400%, 06/01/2025	1,000,000	1,020,348
Wisconsin Electric Power
3.100%, 06/01/2025	1,000,000	1,006,436
Public Service Company of New Mexico
3.850%, 08/01/2025	1,500,000	1,534,757
Duke Energy Progress LLC
3.250%, 08/15/2025	2,000,000	2,041,624
Interstate Power & Light Co.
3.400%, 08/15/2025	1,000,000	1,014,923
Kansas City Power & Light Co.
3.650%, 08/15/2025	1,000,000	1,023,560
AEP Texas Central Co. (a)
3.850%, 10/01/2025	1,000,000	1,044,270
Florida Power & Light Co.
3.125%, 12/01/2025	1,000,000	1,016,796
Jersey Central Power & Light (a)
4.300%, 01/15/2026	1,000,000	1,043,632
Virginia Electric & Power Co.
3.150%, 01/15/2026	1,500,000	1,514,396
Georgia Power Co.
3.250%, 04/01/2026	1,000,000	1,002,703
San Diego Gas & Electric Co.
2.500%, 05/15/2026	500,000	481,759
NSTAR Electric Co.
2.700%, 06/01/2026	1,000,000	965,620

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
San Diego Gas & Electric Co.
6.000%, 06/01/2026	$500,000	$600,907
Commonwealth Edison Co.
2.550%, 06/15/2026	1,000,000	967,053
Southern California Gas Co.
2.600%, 06/15/2026	1,000,000	968,694
Westar Energy Inc.
2.550%, 07/01/2026	1,000,000	963,674
Baltimore Gas & Electric Co.
2.400%, 08/15/2026	1,000,000	944,361
KeySpan Gas East Corp. (a)
2.742%, 08/15/2026	1,000,000	972,106
CenterPoint Energy Houston Electric LLC
2.400%, 09/01/2026	1,000,000	950,863
Arizona Public Service Co.
2.550%, 09/15/2026	1,000,000	946,474
Public Service Electric and Gas Co.
2.250%, 09/15/2026	1,000,000	940,644
MidAmerican Energy Co.
3.100%, 05/01/2027	1,000,000	1,005,082
NSTAR Electric Co.
3.200%, 05/15/2027	1,500,000	1,518,167
Appalachian Power Co.
3.300%, 06/01/2027	1,500,000	1,504,575
Rochester Gas & Electric Corp. (a)
3.100%, 06/01/2027	1,000,000	989,882
Atmos Energy Corp.
3.000%, 06/15/2027	500,000	497,497
Union Electric Co.
2.950%, 06/15/2027	1,000,000	990,669
Boston Gas Co. (a)
3.150%, 08/01/2027	1,000,000	996,784
Arizona Public Service Co.
2.950%, 09/15/2027	1,000,000	984,905
Wisconsin Power & Light
3.050%, 10/15/2027	2,000,000	2,000,470
Consolidated Edison Co. of New York
3.125%, 11/15/2027	1,000,000	1,008,599
Pacific Gas & Electric (a)
3.300%, 12/01/2027	1,000,000	990,646
Pennsylvania Electric Co. (a)
3.250%, 03/15/2028	2,000,000	1,967,912
Northern States Power Co.
6.200%, 07/01/2037	1,000,000	1,364,761

		87,769,648

Total Corporate Bonds
(cost $543,868,032)		549,319,128

130	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Principal amount	Value
Government Agency Securities (c) (16.53%)
Agency Commercial Mortgage-Backed Securities (13.38%)
Federal Home Loan Mortgage Corp.
Series K020, Class A2
2.373%, 05/25/2022	$10,000,000	$9,976,719
Series K025, Class A2
2.682%, 10/25/2022	5,000,000	5,059,190
Series K724, Class A2
3.062%, 11/25/2023	500,000	513,194
Series K725, Class A2
3.002%, 01/25/2024	7,000,000	7,154,903
Series K055, Class A2
2.673%, 03/25/2026	2,000,000	1,983,722
Series K060, Class A2
3.300%, 10/25/2026	1,500,000	1,554,153
Series K061, Class A2
3.347%, 11/25/2026	2,000,000	2,079,580
Series K062, Class A2
3.413%, 12/25/2026	4,000,000	4,177,484
Series K063, Class A2
3.430%, 01/25/2027	5,000,000	5,228,300
Series K064, Class A2
3.224%, 03/25/2027	3,500,000	3,606,740
Series K068, Class A2
3.244%, 08/25/2027	2,000,000	2,060,246
Series K069, Class A2
3.187%, 09/25/2027	3,000,000	3,076,281
Series K071, Class A2
3.286%, 11/25/2027	2,000,000	2,066,048
Series K070, Class A2
3.303%, 11/25/2027	1,000,000	1,034,395
Federal National Mortgage Association
Series 2012-M3, Class 1A2
3.044%, 01/25/2022	10,000,000	10,208,500
Series 2012-M5, Class A2
2.715%, 02/25/2022	7,000,000	7,086,555
Series 2012-M9, Class A2
2.482%, 04/25/2022	9,132,352	9,137,914
Series 2012-M13, Class A2
2.377%, 05/25/2022	5,000,000	4,992,210
Series 2013-M3, Class A2
2.509%, 11/25/2022	6,000,000	6,008,826
Series 2016-M13, Class A2
2.477%, 09/25/2026	1,000,000	972,971
Series 2017-M1, Class A2
2.417%, 10/25/2026	3,000,000	2,900,463
Series 2017-M4, Class A2
2.597%, 12/25/2026	6,000,000	5,879,826
Series 2017-M3, Class A2
2.486%, 12/25/2026	5,000,000	4,858,030
Series 2017-M2, Class A2
2.784%, 02/25/2027	2,500,000	2,488,513
Series 2017-M12, Class A2
3.079%, 06/25/2027	4,000,000	4,067,432
Series 2017-M13, Class A2
2.939%, 09/25/2027	2,000,000	2,013,072

		110,185,267

Agency Mortgage-Backed Securities (2.88%)
Federal Home Loan Mortgage Corp.
5.000%, 09/01/2018	6,022	6,137

	Principal amount	Value
Government Agency Securities (Cont.)
Agency Mortgage-Backed Securities (Cont.)
5.000%, 09/01/2018	$3,630	$3,701
4.500%, 11/01/2018	9,366	9,501
5.500%, 11/01/2018	2,644	2,652
5.000%, 01/01/2019	7,531	7,679
5.000%, 04/01/2019	3,991	4,069
4.500%, 05/01/2019	9,733	9,871
4.000%, 05/01/2019	5,385	5,543
5.500%, 06/01/2019	8,573	8,619
5.000%, 01/01/2020	11,260	11,482
5.500%, 04/01/2020	23,778	24,446
5.500%, 07/01/2020	28,855	29,487
5.000%, 05/01/2021	46,904	48,289
6.000%, 07/01/2021	43,862	45,846
4.500%, 05/01/2024	132,005	138,299
4.500%, 05/01/2024	56,828	59,415
4.500%, 09/01/2024	132,618	139,107
4.000%, 10/01/2024	219,339	227,582
4.000%, 01/01/2025	142,856	148,355
4.000%, 07/01/2025	156,434	162,660
4.500%, 08/01/2025	137,628	143,750
3.500%, 04/01/2026	266,620	275,554
2.500%, 02/01/2027	2,274,443	2,287,226
6.000%, 11/01/2028	4,181	4,670
6.500%, 06/01/2029	10,561	11,733
7.500%, 12/01/2030	791	817
6.500%, 09/01/2031	1,781	2,050
6.000%, 11/01/2032	15,091	17,083
6.000%, 12/01/2032	8,287	9,362
5.500%, 05/01/2033	158,645	174,822
5.500%, 07/01/2033	182,532	200,567
5.000%, 08/01/2033	52,262	56,933
5.500%, 03/01/2034	15,989	17,523
5.000%, 04/01/2034	23,486	25,320
6.000%, 07/01/2034	137,016	153,047
5.500%, 05/01/2035	174,414	191,885
5.000%, 05/01/2035	136,457	148,727
4.500%, 08/01/2035	39,169	41,729
5.000%, 10/01/2035	28,228	30,417
6.500%, 08/01/2036	64,936	72,995
5.500%, 10/01/2037	53,507	59,140
5.500%, 11/01/2037	72,383	80,038
6.000%, 01/01/2038	34,762	39,230
6.000%, 01/01/2038	33,534	37,458
4.500%, 06/01/2039	316,587	337,782
5.000%, 06/01/2039	195,324	212,767
4.500%, 10/01/2039	389,243	415,263
5.000%, 10/01/2039	317,910	346,383
5.000%, 01/01/2040	179,697	195,795
4.500%, 02/01/2040	128,756	137,274
4.000%, 07/01/2041	833,119	874,701
Federal National Mortgage Association
5.500%, 01/01/2018	64	64
5.000%, 02/01/2018	633	645
5.000%, 05/01/2018	3,921	3,992
5.000%, 05/01/2018	3,687	3,753
4.500%, 05/01/2018	3,498	3,552

See accompanying notes to financial statements.	131

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Principal amount	Value
Government Agency Securities (Cont.)
Agency Mortgage-Backed Securities (Cont.)
4.500%, 05/01/2018	$2,811	$2,854
5.000%, 05/01/2018	1,879	1,916
4.500%, 03/01/2019	8,169	8,284
5.500%, 10/01/2019	47,299	47,924
5.000%, 11/01/2019	26,074	26,609
4.500%, 12/01/2019	16,785	17,085
5.000%, 06/01/2020	43,269	44,048
4.500%, 09/01/2020	26,772	27,355
5.500%, 05/01/2021	49,780	51,157
4.500%, 04/01/2023	10,198	10,426
5.000%, 01/01/2024	98,020	103,437
4.500%, 04/01/2024	21,540	22,287
4.000%, 06/01/2024	98,890	102,691
5.000%, 10/01/2024	176,626	184,952
4.500%, 11/01/2024	109,676	113,049
3.500%, 12/01/2025	234,873	243,057
3.000%, 12/01/2026	566,595	578,678
7.500%, 09/01/2029	10,731	11,878
6.500%, 05/01/2030	7,917	8,952
6.500%, 08/01/2031	611	678
6.500%, 10/01/2031	5,595	6,255
6.000%, 11/01/2031	7,207	8,054
7.000%, 01/01/2032	10,929	12,465
3.000%, 02/01/2032	2,796,108	2,837,080
3.000%, 02/01/2032	2,292,335	2,331,248
6.000%, 03/01/2032	9,984	11,156
6.500%, 03/01/2032	2,390	2,734
6.500%, 04/01/2032	21,763	24,123
7.000%, 04/01/2032	6,566	7,169
6.500%, 05/01/2032	32,110	35,592
6.000%, 05/01/2032	5,244	5,934
7.000%, 06/01/2032	16,580	19,038
6.500%, 06/01/2032	2,214	2,455
6.500%, 07/01/2032	7,618	8,444
6.000%, 08/01/2032	57,862	65,358
5.500%, 10/01/2032	57,188	63,337
6.500%, 10/01/2032	24,912	27,613
6.000%, 11/01/2032	21,192	23,942
6.000%, 01/01/2033	27,869	31,133
5.500%, 03/01/2033	21,813	24,187
5.500%, 03/01/2033	16,986	18,811
6.000%, 04/01/2033	34,724	38,803
5.000%, 05/01/2033	82,859	90,008
5.000%, 05/01/2033	17,800	19,249
5.000%, 08/01/2033	90,932	98,768
5.500%, 10/01/2033	59,949	66,446
5.000%, 03/01/2034	132,784	143,845
5.500%, 05/01/2034	138,169	153,247
6.000%, 07/01/2034	71,804	81,449
5.500%, 12/01/2034	167,474	185,680
5.500%, 04/01/2035	93,505	103,652
5.000%, 07/01/2035	91,480	99,357
5.500%, 07/01/2035	90,738	100,606
5.000%, 10/01/2035	67,778	73,364
5.000%, 11/01/2035	23,441	25,450
6.000%, 08/01/2036	39,383	44,553

	Principal amount	Value
Government Agency Securities (Cont.)
Agency Mortgage-Backed Securities (Cont.)
6.000%, 12/01/2037	$15,545	$17,405
5.500%, 02/01/2038	69,162	76,211
5.500%, 06/01/2038	167,446	184,558
4.500%, 03/01/2039	339,383	366,024
4.500%, 05/01/2039	163,161	173,791
5.000%, 05/01/2039	110,497	118,658
5.000%, 11/01/2039	513,688	562,217
4.500%, 01/01/2040	241,114	257,726
4.500%, 09/01/2040	455,274	488,018
3.500%, 01/01/2041	1,011,852	1,044,799
4.500%, 04/01/2041	323,090	346,338
5.000%, 05/01/2041	317,403	342,754
4.000%, 11/01/2041	905,451	950,947
Government National Mortgage Association
6.500%, 06/15/2028	17,121	19,431
6.000%, 11/15/2028	9,761	10,913
6.500%, 03/15/2029	20,290	23,136
7.000%, 06/15/2029	14,940	15,078
7.500%, 08/20/2030	4,927	5,703
6.000%, 01/15/2032	8,492	9,597
5.500%, 10/15/2033	84,694	94,068
5.000%, 11/20/2033	131,371	142,915
6.000%, 12/20/2033	43,896	50,203
5.500%, 11/15/2038	88,953	97,733
5.000%, 09/15/2039	224,530	241,907
4.500%, 10/15/2039	343,406	362,914
5.000%, 12/15/2039	104,233	113,031
4.000%, 09/20/2040	969,915	1,020,787
4.500%, 03/20/2041	193,812	205,566
5.000%, 05/20/2041	152,851	166,192

		23,713,329

Agency Notes & Bonds (0.27%)
Federal National Mortgage Association
7.125%, 01/15/2030	500,000	720,277
Tennessee Valley Authority
1.750%, 10/15/2018	1,500,000	1,500,198

		2,220,475

Total Government Agency Securities
(cost $134,886,202)		136,119,071

132	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Principal amount	Value
U.S. Treasury Obligations (13.29%)
8.125%, 08/15/2019	$750,000	$824,238
6.875%, 08/15/2025	5,000,000	6,582,030
3.500%, 02/15/2018	9,000,000	9,023,454
3.875%, 05/15/2018	2,000,000	2,017,890
3.750%, 11/15/2018	17,000,000	17,285,549
1.625%, 04/30/2019	5,000,000	4,984,570
1.625%, 06/30/2020	5,000,000	4,963,085
2.625%, 08/15/2020	5,000,000	5,087,305
1.375%, 04/30/2021	5,000,000	4,891,795
1.625%, 04/30/2023	3,000,000	2,908,476
1.625%, 10/31/2023	2,500,000	2,413,575
2.000%, 05/31/2024	5,000,000	4,906,640
2.375%, 08/15/2024	10,000,000	10,032,030
2.250%, 11/15/2024	5,000,000	4,974,220
2.000%, 02/15/2025	10,000,000	9,775,390
2.250%, 11/15/2025	10,000,000	9,912,110
2.250%, 02/15/2027	6,000,000	5,921,250
2.375%, 05/15/2027	3,000,000	2,991,444

Total U.S. Treasury Obligations
(cost $109,971,165)		109,495,051

Shares		Value
Short-term Investments (2.88%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 1.17% (d)	23,701,570	$23,701,570

Total Short-term Investments
(cost $23,701,570)		23,701,570

TOTAL INVESTMENTS (99.40%)
(cost $812,426,969)		818,634,820
OTHER ASSETS, NET OF LIABILITIES (0.60%)		4,925,645

NET ASSETS (100.00%)		$823,560,465

(a)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the value of these securities amounted to $40,977,921 or 4.98% of net assets.

(b)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

(c)	The obligations of the Government National Mortgage Association (“Ginnie Mae”) are backed by the full faith and credit of the U.S. Government. The obligations of the remaining U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 6, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

(d)	Rate shown is the 7-day yield as of December 31, 2017.

See accompanying notes to financial statements.	133

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (97.46%)
Alabama (2.61%)
City of Tuscaloosa, Alabama, General Obligation Warrants, Series 2010-A	4.750%	07/01/2024	Aa1	$1,025,000	$1,083,982
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2026	Aa2	100,000	103,905
City of Madison (Alabama), General Obligation School Warrants, Series 2009 (Prerefunded to 02-01-2019 @ 100) (b)	5.250%	02/01/2026	NR	400,000	415,796
City of Florence (Alabama), Water and Sewer Revenue Warrants, Series 2011 (Prerefunded to 02-15-2021 @ 100) (b)	5.000%	08/15/2028	A1	940,000	1,033,452
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	4.000%	06/01/2029	A+	695,000	748,696
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.125%	02/01/2030	Aa2	475,000	491,777
City of Madison (Alabama), General Obligation School Warrants, Series 2009 (Prerefunded to 02-01-2019 @ 100) (b)	5.125%	02/01/2030	NR	1,830,000	1,899,833
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	4.000%	06/01/2030	A+	720,000	772,553
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2031	Aa2	210,000	217,879
City of Madison (Alabama), General Obligation School Warrants, Series 2009 (Prerefunded to 02-01-2019 @ 100) (b)	5.250%	02/01/2031	NR	790,000	821,197
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	4.250%	06/01/2031	A+	750,000	814,778
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	4.500%	06/01/2032	A+	780,000	857,306
The Board of Trustees of the University of Alabama, University of Alabama at Birmingham, General Revenue Bonds, Series 2016-B	5.000%	10/01/2034	Aa2	3,000,000	3,528,990

					12,790,144

Alaska (2.00%)
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	4.000%	12/01/2020	A+	1,000,000	1,043,060
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	5.000%	12/01/2022	A+	2,220,000	2,357,152
Matanuska-Susitna Borough, Alaska, General Obligation School Bonds, 2009 Series A (Prerefunded to 07-01-2019 @ 100) (b)	5.000%	07/01/2029	Aa2	1,035,000	1,087,071
Matanuska-Susitna Borough, Alaska, General Obligation Transportation System Bonds, 2014 Series A	5.000%	08/01/2033	AA+	1,200,000	1,374,084
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series B, (Schools)	5.000%	09/01/2033	AAA	800,000	938,528
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series A, (General Purpose)	5.000%	09/01/2034	AAA	1,225,000	1,433,005
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series B, (Schools)	5.000%	09/01/2034	AAA	1,365,000	1,596,777

					9,829,677

Arizona (8.40%)
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2021	Aa3	1,140,000	1,263,428
City of Phoenix, Civic Improvement Corporation, Senior Lien Wastewater System Revenue Refunding Bonds, Series 2008	5.500%	07/01/2023	Aa2	1,000,000	1,019,980
Scottsdale Unified School District No. 48 of Maricopa County, Arizona, School Improvement Bonds, Project of 2010, Series B (2012) (Economically Defeased to 07-01-2021 @ 100) (b)	4.000%	07/01/2023	AA	1,000,000	1,076,300
Sedona-Oak Creek Joint Unified School District No. 9 of Coconino and Yavapai Counties, Arizona, School Improvement Bonds, Project of 2007, Series B (2009) (Economically Defeased to 07-01-2019 @ 100) (b)	5.000%	07/01/2023	A+	1,460,000	1,533,453
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2023	Aa3	300,000	340,851
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2024	AA	1,140,000	1,292,600
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	4.000%	07/01/2024	Aa3	300,000	325,938
Peoria Unified School District No. 11 of Maricopa County, Arizona, Refunding Bonds, Series 2012	4.000%	07/01/2025	A2	1,500,000	1,621,620
Phoenix Union High School District No. 210 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Tax-Exempt Series A (2012)	4.000%	07/01/2025	Aa2	1,100,000	1,195,590

134	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Arizona (Cont.)
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2025	AA	$2,000,000	$2,263,120
Scottsdale Unified School District No. 48 of Maricopa County, Arizona, School Improvement Bonds, Project of 2010, Series B (2012) (Economically Defeased to 07-01-2021 @ 100) (b)	4.250%	07/01/2025	AA	2,000,000	2,169,480
Phoenix Union High School District No. 210 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Tax-Exempt Series A (2012)	4.000%	07/01/2026	Aa2	500,000	540,540
Pima County, Arizona, General Obligation Bonds, Series 2012A	4.000%	07/01/2026	AA-	2,015,000	2,168,503
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2026	AA	1,725,000	1,950,354
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009) (Bank Qualified) (Economically Defeased to 07-01-2019 @ 100) (b)	5.000%	07/01/2027	A+	2,000,000	2,100,620
City of Phoenix, Arizona, Various Purpose General Obligation Bonds, Series 2012A	4.000%	07/01/2027	Aa1	2,000,000	2,168,420
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2027	AA	1,000,000	1,130,180
Pinal County Community College District of Pinal County, Arizona, General Obligation Bonds, Project of 2008, Series B (2012)	4.500%	07/01/2027	AA-	2,480,000	2,666,521
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011 Series A (2012)	4.000%	07/01/2028	Aa2	4,165,000	4,450,969
Pima County, Arizona, General Obligation Bonds, Series 2013A	4.000%	07/01/2028	AA-	3,000,000	3,212,160
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011 Series A (2012)	4.000%	07/01/2029	Aa2	2,000,000	2,132,020
Marana Unified School District No. 6 of Pima County, Arizona, School Improvement Bonds, Project of 2014, Series B (2016)	4.000%	07/01/2030	A	1,450,000	1,598,016
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Refunding Revenue Bonds, 2016 Series A	5.000%	01/01/2034	AA	2,480,000	2,996,609

					41,217,272

Arkansas (3.06%)
Beaver Water District of Benton and Washington Counties, Arkansas, Water Refunding Revenue Bonds, Series 2010	4.000%	11/15/2021	AA+	1,000,000	1,059,740
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds, (Fayetteville Campus), Refunding Series 2015A	3.000%	11/01/2023	Aa2	1,000,000	1,059,260
State of Arkansas, Higher Education General Obligation Bonds, Refunding Series 2015	4.000%	06/01/2029	AA	5,605,000	6,208,659
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2012B	5.000%	11/01/2029	Aa2	1,935,000	2,169,348
Rogers School District No. 30 of Benton County, Arkansas Refunding Bonds	4.000%	02/01/2030	NR	1,000,000	1,038,190
City of Rogers, Arkansas, Water Revenue Refunding Bonds, Series 2016	4.000%	11/01/2030	Aa2	505,000	544,769
City of Little Rock, Arkansas, Sewer Refunding Revenue Bonds, Series 2015	5.000%	10/01/2033	Aa3	2,500,000	2,913,500

					14,993,466

California (4.38%)
Santa Barbara County, California, Santa Barbara Schools Financing Authority, 2007 General Obligation Revenue Bonds, Series B	4.750%	08/01/2024	Aa2	1,000,000	1,002,650
State of California, Various Purpose General Obligation Bonds (Prerefunded to 03-01-18 @ 100) (b)	5.500%	03/01/2026	AA+	1,300,000	1,308,788
Marin Community College District, (Marin County, California), Election of 2004 General Obligation Bonds, Series C (Prerefunded to 08-01-2021 @ 100) (b)	4.250%	08/01/2027	Aaa	1,440,000	1,571,112
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B	5.000%	08/01/2029	Aa3	1,395,000	1,653,605
Ventura County Community College District (Ventura County, California) Election of 2002 General Obligation Bonds, Series C (Prerefunded to 08-01-2018 @ 100) (b)	5.500%	08/01/2029	Aa2	1,000,000	1,023,680
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B	5.000%	08/01/2030	Aa3	1,000,000	1,182,000
Palomar Community College District, (San Diego County, California), 2015 General Obligation Refunding Bonds	5.000%	05/01/2031	AA	1,500,000	1,764,990
Sequoia Union High School District, (County of San Mateo, State of California), General Obligation Bonds, Election of 2014, Series 2016	3.000%	07/01/2031	AA	2,000,000	2,033,080
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B	5.000%	08/01/2031	Aa3	840,000	987,790

See accompanying notes to financial statements.	135

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
California (Cont.)
Newark Unified School District, (Alameda County, California), General Obligation Bonds, Election of 2011, Series C	3.000%	08/01/2031	Aa3	$980,000	$993,348
Santa Monica-Malibu Unified School District, (Los Angeles County, California), Election of 2012 General Obligation Bonds, Series B	5.000%	07/01/2032	AA	1,920,000	2,269,210
East Side Union High School District, (Santa Clara County, California), 2015 General Obligation Refunding Bonds	5.000%	08/01/2032	A+	1,000,000	1,189,820
East Side Union High School District, (Santa Clara County, California), 2015 General Obligation Refunding Bonds	5.000%	08/01/2033	A+	1,000,000	1,182,950
Sonoma County Junior College District, (Sonoma, Mendocino and Marin Counties, California), Election of 2014 General Obligation Bonds, Series A	5.000%	08/01/2034	AA-	2,780,000	3,334,888

					21,497,911

Colorado (2.35%)
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	4.000%	12/15/2022	Aa2	1,000,000	1,084,710
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	4.000%	12/15/2024	Aa2	1,350,000	1,452,573
Jefferson County School District No. R-1, (in Jefferson and Broomfield Counties, Colorado), General Obligation Refunding Bonds, Series 2012	3.500%	12/15/2024	Aa2	195,000	210,345
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2009 (Prerefunded to 12-15-2018 @ 100) (b)	5.000%	12/15/2025	Aa1	1,185,000	1,224,200
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	4.000%	12/15/2025	Aa2	1,385,000	1,481,521
City and County of Denver, Colorado, Master Resolution Water Revenue Bonds, Series 2012A	4.000%	12/15/2026	Aaa	1,230,000	1,316,678
Apex Park and Recreation District, Jefferson County, Colorado, General Obligation Bonds, Series 2016	5.000%	12/01/2033	Aa2	1,500,000	1,789,935
Adams 12 Five Star Schools, Adams County and the City and County of Broomfield, Colorado, General Obligation Bonds, Series 2016B	5.000%	12/15/2036	A+	2,500,000	2,974,125

					11,534,087

Connecticut (2.62%)
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Series C	4.000%	04/01/2021	Aaa	1,010,000	1,039,724
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	4.000%	06/15/2023	Aaa	1,230,000	1,243,899
City of Stamford, Connecticut, General Obligation Bonds, Issue of 2013	3.000%	02/01/2029	Aa1	750,000	769,103
State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University Issue, Series 2016A (c)	2.000%	07/01/2042	Aaa	10,000,000	9,815,300

					12,868,026

Delaware (0.70%)
New Castle County, Delaware, General Obligation Bonds, Series 2012B	4.000%	07/15/2026	Aaa	2,045,000	2,245,615
The City of Wilmington, Delaware, General Obligation Bonds, Series of 2008A (Prerefunded to 12-01-2018 @ 100) (b)	5.000%	12/01/2028	NR	1,120,000	1,155,538
The City of Wilmington, Delaware, General Obligation Bonds, Series of 2008A (Prerefunded to 12-01-2018 @ 100) (b)	5.000%	12/01/2028	Aa2	50,000	51,587

					3,452,740

Florida (3.77%)
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2024	Aa2	3,130,000	3,412,827
City of Winter Park, Florida, Water and Sewer Refunding and Improvement Revenue Bonds, Series 2009 (Prerefunded to 12-01-2019 @ 100) (b)	4.250%	12/01/2024	AA-	1,000,000	1,049,090
Palm Beach County, Florida, Water and Sewer Revenue Refunding Bonds, Series 2013	5.000%	10/01/2029	Aaa	1,750,000	2,032,485
Broward County, Florida Water and Sewer Utility Revenue Refunding Bonds, Series 2015A	5.000%	10/01/2030	Aa1	1,400,000	1,667,792
Palm Beach County, Florida, Water and Sewer Revenue Refunding Bonds, Series 2013	5.000%	10/01/2030	Aaa	1,960,000	2,270,621

136	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Florida (Cont.)
City of Pembroke Pines, Florida, General Obligation Bonds, Series 2015	5.000%	09/01/2032	Aa2	$2,500,000	$2,919,925
Central Florida Expressway Authority, Senior Lien Refunding Revenue Bonds, Series 2016B	5.000%	07/01/2033	A1	2,500,000	2,969,350
City of Riviera Beach (Florida), Utility Special District, Water and Sewer Revenue Bonds, Series 2016	5.000%	10/01/2033	A+	1,845,000	2,160,938

					18,483,028

Georgia (0.66%)
Fulton County, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 2011	5.000%	01/01/2025	Aa2	2,000,000	2,188,200
Spalding County Water and Sewerage Facilities Authority (Georgia), Revenue Bonds, Series 2008 (Prerefunded to 09-01-2018 @ 100) (b)	6.125%	09/01/2028	A1	1,000,000	1,030,560

					3,218,760

Hawaii (0.43%)
State of Hawaii, Highway Revenue Bonds, Series 2008 (Prerefunded to 01-01-2019 @ 100) (b)	6.000%	01/01/2029	Aa2	2,000,000	2,089,120

Idaho (0.80%)
School District No. 271 (Coeur d’Alene), Kootenai County, State of Idaho, General Obligation Bonds, Series 2012B	4.000%	09/15/2022	Aa2	2,280,000	2,510,440
Bonneville County, State of Idaho, School District No. 91 (Idaho Falls), General Obligation Bonds, Series 2012A	5.000%	09/15/2028	Aa3	1,220,000	1,388,653

					3,899,093

Indiana (2.20%)
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2025	A1	1,000,000	1,064,310
Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015F	5.000%	07/15/2031	AA-	1,735,000	2,028,545
Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, 2008 Series A	6.250%	07/01/2033	Aaa	30,000	30,627
Perry Township Multischool Building Corporation of 1996, Indianapolis, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	5.000%	07/15/2033	A+	1,890,000	2,220,901
New Albany-Floyd County School Building Corporation, Ad Valorem Property Tax First Mortgage Bonds, Series 2017, (Floyd County, Indiana)	5.000%	07/15/2034	A+	2,920,000	3,440,840
Valparaiso Multi-Schools Building Corporation, (Porter County, Indiana), Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015	5.000%	07/15/2034	AA-	1,720,000	1,983,831

					10,769,054

Iowa (1.77%)
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal)	4.000%	06/01/2021	Aa2	350,000	353,479
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2012 (The State University of Iowa)	3.000%	07/01/2022	AA	1,510,000	1,587,901
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal)	4.000%	06/01/2023	Aa2	1,410,000	1,422,563
City of Des Moines, Iowa, General Obligation Bonds, Series 2016A	2.375%	06/01/2030	Aa2	1,825,000	1,764,666
Des Moines Metropolitan, Wastewater Reclamation Authority, Sewer Revenue Refunding Bonds, Series 2013B	4.000%	06/01/2030	Aa3	3,400,000	3,555,482

					8,684,091

Kansas (2.01%)
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation Refunding and Improvement Bonds, Series 2015-A	5.000%	10/01/2031	Aaa	2,630,000	3,166,178
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Bonds, Series 2016A	4.000%	09/01/2032	Aa2	2,500,000	2,727,125
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Bonds, Series 2016A	4.000%	09/01/2033	Aa2	2,500,000	2,722,325

See accompanying notes to financial statements.	137

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Kansas (Cont.)
Unified School District No. 497, Douglas County, Kansas, (Lawrence), General Obligation Refunding and Improvement Bonds, Series 2016-A	5.000%	09/01/2035	Aa2	$1,065,000	$1,238,755

					9,854,383

Kentucky (0.27%)
Northern Kentucky Water District Revenue Bonds, 2013 Series A	4.125%	02/01/2031	Aa3	1,255,000	1,340,968

Louisiana (0.03%)
Parish-Wide School District of Ascension Parish, Louisiana, General Obligation School Bonds, Series 2013	3.000%	03/01/2025	AA	160,000	167,245

Maryland (0.99%)
Howard County, Maryland, Consolidated Public Improvement Bonds, 2012 Series A (Prerefunded to 02-15-2020 @100) (b)	4.000%	02/15/2023	Aaa	1,845,000	1,936,383
Howard County, Maryland, Metropolitan District Bonds, 2012 Series A (Prerefunded to 02-15-2020 @ 100) (b)	4.000%	02/15/2032	Aaa	2,790,000	2,928,189

					4,864,572

Massachusetts (1.06%)
Town of Carlisle, Massachusetts, General Obligation Municipal Purpose Loan of 2012 Bonds, Unlimited Tax	3.000%	11/15/2025	Aa1	465,000	481,043
Town of Carlisle, Massachusetts, General Obligation Municipal Purpose Loan of 2012 Bonds, Unlimited Tax	3.000%	11/15/2026	Aa1	215,000	221,869
Town of Carlisle, Massachusetts, General Obligation Municipal Purpose Loan of 2012 Bonds, Unlimited Tax	3.000%	11/15/2027	Aa1	190,000	195,641
Town of Georgetown, Massachusetts, General Obligation School Bonds	4.000%	05/01/2031	Aa2	900,000	969,597
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2014, Series A	5.000%	12/01/2034	AA	1,000,000	1,121,520
The Commonwealth of Massachusetts, Commonwealth Transportation Fund Revenue Bonds, (Accelerated Bridge Program), 2013 Series A (Prerefunded to 06-01-2021 @ 100) (b)	5.000%	06/01/2035	Aa1	2,000,000	2,211,500

					5,201,170

Michigan (5.52%)
Traverse City Area Public Schools, Counties of Grand Traverse, Leelanau and Benzie, State of Michigan, 2010 School Building and Site Bonds (General Obligation - Unlimited Tax)	3.500%	05/01/2020	AA-	150,000	155,715
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	5.000%	02/01/2023	AA-	720,000	781,906
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	5.000%	02/01/2024	AA-	225,000	243,785
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2024	A+	1,625,000	1,699,653
Howell Public Schools, County of Livingston, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.250%	05/01/2025	A+	2,760,000	2,989,908
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2027	A+	1,600,000	1,672,016
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2027	Aa3	4,240,000	4,576,995
Birmingham Public Schools, County of Oakland, State of Michigan, 2013 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2029	AA+	3,545,000	3,832,535
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A	5.000%	05/01/2029	A+	1,000,000	1,161,320
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A	5.000%	05/01/2030	A+	750,000	868,118
Hamilton Community Schools, County of Allegan, State of Michigan, 2015 Refunding Bonds, (General Obligation - Unlimited Tax)	5.000%	05/01/2030	AA-	885,000	1,036,795

138	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Michigan (Cont.)
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A	5.000%	05/01/2031	A+	$1,000,000	$1,152,400
Mattawan Consolidated School, Counties of Van Buren and Kalamazoo, State of Michigan, 2015 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	5.000%	05/01/2031	A+	1,000,000	1,164,230
Zeeland Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2015 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2031	A	1,535,000	1,794,922
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2013 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2032	A+	2,900,000	3,076,958
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2013 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2033	A+	800,000	844,744

					27,052,000

Minnesota (0.71%)
State of Minnesota, General Obligation State Various Purpose Bonds, Series 2009H	4.500%	11/01/2024	Aa1	185,000	194,452
City of Rochester, Minnesota, General Obligation Waste Water Revenue Refunding Bonds, Series 2012A	4.000%	02/01/2026	Aaa	2,500,000	2,722,475
Independent School District No. 276, Minnetonka, Minnesota, General Obligation Refunding Bonds, Series 2013H	4.000%	02/01/2026	Aaa	500,000	552,120

					3,469,047

Mississippi (0.76%)
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation Refunding Project)	5.000%	03/01/2020	Baa2	1,000,000	1,061,150
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation Refunding Project)	5.000%	03/01/2021	Baa2	1,000,000	1,066,410
Madison County School District, Madison County, Mississippi, General Obligation Refunding Bonds, Series 2012	4.000%	04/15/2023	Aa2	1,480,000	1,600,265

					3,727,825

Missouri (1.86%)
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	4.000%	03/01/2026	Aa1	2,490,000	2,701,326
Joplin Schools, Joplin, Missouri, General Obligation School Building Bonds, (Missouri Direct Deposit Program), Series 2012	4.000%	03/01/2028	A+	2,750,000	2,937,825
The School District of Springfield R-XII, Springfield, Missouri, General Obligation School Building Bonds, (Missouri Direct Deposit Program), Series 2013	5.000%	03/01/2032	AA	1,000,000	1,132,740
Reorganized School District No. 7 of Jackson County, Missouri, (Lee’s Summit R-7), General Obligation School Building Bonds, Series 2016	5.000%	03/01/2036	AA+	2,000,000	2,327,220

					9,099,111

Montana (0.90%)
School District No. 7 (Bozeman), Gallatin County, Montana, General Obligation School Building Bonds, Series 2013	4.000%	06/01/2023	Aa2	180,000	194,571
City of Billings, Montana, General Obligation Bonds, Series 2012	4.000%	07/01/2026	Aa2	265,000	284,287
City of Billings, Montana, General Obligation Bonds, Series 2012	4.000%	07/01/2027	Aa2	525,000	561,734
City of Billings, Montana, General Obligation Bonds, Series 2012	4.000%	07/01/2028	Aa2	655,000	698,544
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	5.000%	06/15/2034	A+	505,000	597,602
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	5.250%	06/15/2035	A+	880,000	1,066,050
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	5.250%	06/15/2036	A+	855,000	1,034,969

					4,437,757

See accompanying notes to financial statements.	139

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Nebraska (2.49%)
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	4.000%	12/15/2021	AA-	$1,140,000	$1,235,201
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2027	AA-	1,850,000	2,059,013
Omaha Public Power District (Nebraska) Electric System Revenue Bonds, 2008 Series A (Prerefunded to 02-01-2018 @ 100) (b)	5.500%	02/01/2028	Aa2	1,500,000	1,504,755
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Bonds, Series 2012B	4.000%	01/15/2030	AA-	1,930,000	2,076,526
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	5.000%	12/15/2031	A+	725,000	860,104
Hall County School District 0002, In the State of Nebraska, (Grand Island Public Schools), General Obligation Bonds, Series 2014	5.000%	12/15/2032	AA-	2,000,000	2,338,000
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	5.000%	12/15/2032	A+	850,000	1,004,352
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	5.000%	12/15/2033	A+	970,000	1,143,843

					12,221,794

New Jersey (3.71%)
The Board of Education of the Township of South Brunswick in the County of Middlesex, New Jersey, Refunding School Bonds	3.000%	12/01/2021	AA+	80,000	83,424
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2021	Aa2	1,205,000	1,258,876
The Board of Education of the Warren Hills Regional School District in the County of Warren, New Jersey, Refunding School Bonds, Series 2012	4.000%	02/15/2024	AA	1,390,000	1,495,890
The Board of Education of the Township of North Brunswick in the County of Middlesex, New Jersey, Refunding School Bonds	4.250%	01/15/2025	AA	2,200,000	2,371,380
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Refunding Bonds, Series 2012	4.000%	07/15/2025	AA	1,390,000	1,515,573
The Board of Education of the Warren Hills Regional School District in the County of Warren, New Jersey, Refunding School Bonds, Series 2012	4.000%	02/15/2026	AA	1,485,000	1,593,865
The Board of Education of the Township of Bernards in the County of Somerset, New Jersey, Refunding School Bonds, Series 2013	4.000%	07/15/2026	AAA	850,000	945,693
Refunding School Bonds, Series 2012 B, The Board of Education of the Borough of Madison, in the County of Morris, New Jersey	4.000%	12/15/2026	AA+	1,440,000	1,570,104
The Board of Education of the Somerset Hills School District in the County of Somerset, New Jersey, Refunding School Bonds, Series 2012	4.000%	03/15/2027	Aa1	1,110,000	1,198,978
The Board of Education of the Township of Wyckoff in the County of Bergen, New Jersey, Refunding School Bonds	4.000%	04/01/2027	AA+	1,415,000	1,552,241
The Board of Education of the Township of Bernards in the County of Somerset, New Jersey, Refunding School Bonds, Series 2013	4.000%	07/15/2027	AAA	630,000	698,128
Refunding School Bonds, Series 2012 B, The Board of Education of the Borough of Madison, in the County of Morris, New Jersey	4.000%	12/15/2027	AA+	1,495,000	1,626,396
The Board of Education of the Somerset Hills School District in the County of Somerset, New Jersey, Refunding School Bonds, Series 2012	4.000%	03/15/2028	Aa1	920,000	992,588
The Board of Education of the Township of Livingston, In the County of Essex, New Jersey, Refunding School Bonds	4.500%	07/15/2033	AA+	1,160,000	1,303,144

					18,206,280

New Mexico (1.49%)
Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation Bonds, Series 2012	3.000%	08/01/2022	Aa2	1,750,000	1,835,575
Las Cruces School District No. 2, General Obligation School Building Bonds, Series 2011A	4.000%	08/01/2023	Aa3	1,700,000	1,797,750
City of Albuquerque, New Mexico, General Obligation General Purpose Bonds, Series 2012A	4.000%	07/01/2024	Aa1	2,500,000	2,632,950
Albuquerque Bernalillo County Water Utility Authority, Joint Water and Sewer System Improvement Revenue Bonds, Series 2008A (Prerefunded to 07-01-2018 @ 100) (b)	5.000%	07/01/2030	Aa2	1,000,000	1,017,730

					7,284,005

140	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New York (1.67%)
East Hampton Union Free School District, Suffolk County, New York, School District Serial Bonds - 2009	4.000%	06/15/2022	Aaa	$1,285,000	$1,331,093
Miller Place Union Free School District in the Town of Brookhaven, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	02/15/2025	Aa2	685,000	686,685
County of Suffolk, New York, Public Improvement Serial Bonds - 2008 Series B	5.000%	11/01/2027	A3	1,000,000	1,031,530
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Fifty-Third Series	4.750%	07/15/2030	Aa3	1,000,000	1,017,360
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Seventy-Ninth Series	5.000%	12/01/2032	Aa3	1,000,000	1,158,590
New York City, Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series DD	5.000%	06/15/2035	Aa1	2,500,000	2,945,075

					8,170,333

North Carolina (3.05%)
City of Fayetteville, North Carolina, Public Works Commission, Revenue Refunding Bonds, Series 2009A	5.000%	03/01/2024	Aa2	1,355,000	1,407,601
County of Wake, North Carolina, General Obligation Public Improvement Bonds, Series 2011	4.000%	04/01/2024	Aaa	2,000,000	2,132,800
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2009B	4.000%	06/01/2024	Aaa	1,265,000	1,305,025
State of North Carolina, General Obligation Public Improvement Bonds, Series 2010A (Prerefunded to 05-01-2020 @ 100) (b)	4.000%	05/01/2026	Aaa	1,000,000	1,051,320
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B	4.250%	07/01/2026	Aaa	1,500,000	1,589,625
City of Raleigh, North Carolina, General Obligation Public Improvement Bonds, Series 2012B (Prerefunded to 04-01-2022 @ 100) (b)	4.000%	04/01/2027	Aaa	4,000,000	4,361,400
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B	5.000%	07/01/2027	Aaa	1,500,000	1,620,780
City of Durham, North Carolina, General Obligation Bonds, Series 2012A	3.000%	07/01/2028	Aaa	455,000	471,089
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2008	5.000%	07/01/2038	Aaa	1,000,000	1,017,530

					14,957,170

North Dakota (0.28%)
West Fargo Public School District No. 6, Cass County, North Dakota, General Obligation School Building Bonds, Series 2011	4.000%	05/01/2026	Aa3	1,300,000	1,375,088

Ohio (2.80%)
Columbus City School District, Franklin County, Ohio, School Facilities Construction and Improvement Bonds, Series 2009-B (General Obligation - Unlimited Tax) (Prerefunded to 12-01-2019 @ 100) (b)	5.000%	12/01/2023	Aa2	1,000,000	1,061,200
South-Western City School District, Franklin and Pickaway Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 2012 (General Obligation - Unlimited Tax)	4.000%	12/01/2025	AA-	1,315,000	1,435,375
Miami University, (A State University of Ohio), General Receipts Revenue and Refunding Bonds, Series 2011	5.000%	09/01/2026	Aa3	1,000,000	1,107,240
City of Columbus, Ohio, General Obligation Bonds, Various Purpose Unlimited Tax Bonds, Series 2012A (Prerefunded to 08-15-2022 @ 100) (b)	4.000%	02/15/2027	Aaa	1,500,000	1,646,940
Plain Local School District (Stark County), Ohio, General Obligation (Unlimited Tax), School Improvement Refunding Bonds, Series 2011A	4.500%	11/01/2027	AA-	2,000,000	2,158,000
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A (Prerefunded to 12-01-2021 @ 100) (b)	4.000%	12/01/2028	Aaa	520,000	563,831
City of North Ridgeville, Ohio, General Obligation, Fire Station Bonds, Series 2016, (Unlimited Tax)	4.000%	12/01/2028	Aa1	700,000	764,435
Olentangy Local School District, Delaware and Franklin Counties, Ohio, Refunding Bonds, Series 2013B, (Tax-Exempt), (General Obligation-Unlimited Tax)	4.000%	12/01/2028	Aa1	1,870,000	2,038,599
Olentangy Local School District, Delaware and Franklin Counties, Ohio, Refunding Bonds, Series 2013B, (Tax-Exempt), (General Obligation-Unlimited Tax)	4.000%	12/01/2029	Aa1	1,680,000	1,829,822
Fairfield City School District, County of Butler, Ohio, School Improvement Unlimited Tax, General Obligation Bonds, Series 2014	5.000%	11/01/2031	Aa3	960,000	1,107,379

					13,712,821

See accompanying notes to financial statements.	141

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Oklahoma (1.25%)
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2013	4.000%	03/01/2023	AA	$2,500,000	$2,613,850
Oklahoma Turnpike Authority, Oklahoma Turnpike System, Second Senior Revenue Bonds, Series 2011B (Prerefunded to 01-01-2021 @ 100) (b)	5.000%	01/01/2026	Aa3	1,000,000	1,095,640
City of Oklahoma City, Oklahoma, General Obligation Bonds, Series 2008 (Prerefunded to 03-01-2018 @ 100) (b)	5.000%	03/01/2027	Aaa	400,000	402,332
Oklahoma Turnpike Authority, Oklahoma Turnpike System, Second Senior Revenue Bonds, Series 2011B (Prerefunded to 01-01-2021 @ 100) (b)	5.000%	01/01/2028	Aa3	770,000	843,643
Grand River Dam Authority, Revenue Bonds, Series 2014A	5.000%	06/01/2031	A1	1,000,000	1,173,740

					6,129,205

Oregon (3.24%)
City of Portland, Oregon, First Lien Water System Revenue and Refunding Bonds, 2010 Series A (Tax Exempt)	4.000%	05/01/2021	Aaa	1,070,000	1,127,427
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B (Prerefunded to 06-15-2018 @ 100) (b)	5.000%	06/15/2022	Aa3	1,825,000	1,854,510
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B (Prerefunded to 06-15-2018 @ 100) (b)	5.000%	06/15/2023	Aa3	1,375,000	1,397,234
City of Portland, Oregon, First Lien Water System Revenue Bonds, 2011 Series A	4.000%	05/01/2024	Aaa	1,500,000	1,605,600
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2009 Series A (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2024	Aa1	575,000	589,168
North Clackamas School District No. 12, Clackamas County, Oregon, General Obligation Refunding Bonds, Series 2014	5.000%	06/15/2029	A+	3,585,000	4,201,979
Oregon Trail School District No. 46, Clackamas County, Oregon, General Obligation Bonds, Series 2009 (Prerefunded 06-15-2019 @100) (b)	5.000%	06/15/2029	AA-	1,000,000	1,048,970
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2009 Series A (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2029	Aa1	940,000	963,162
Central Lincoln People’s Utility District, Oregon, Electric System Revenue Bonds, Series 2016	5.000%	12/01/2033	AA-	400,000	468,236
Central Lincoln People’s Utility District, Oregon, Electric System Revenue Bonds, Series 2016	5.000%	12/01/2034	AA-	400,000	467,304
Central Lincoln People’s Utility District, Oregon, Electric System Revenue Bonds, Series 2016	5.000%	12/01/2035	AA-	415,000	483,861
State of Oregon, General Obligation Bonds, 2012 Series I, (ODOT Project - Tax-Exempt)	5.000%	05/01/2037	Aa1	1,500,000	1,673,085

					15,880,536

Pennsylvania (3.43%)
County of Berks, Pennsylvania, General Obligation Bonds, Series of 2013	5.000%	11/15/2025	Aa1	860,000	935,276
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2026	Aaa	2,575,000	2,769,541
County of Chester, Commonwealth of Pennsylvania, General Obligation Bonds, Series of 2011	4.000%	11/15/2026	Aaa	1,465,000	1,592,279
County of Berks, Pennsylvania, General Obligation Bonds, Series of 2013	5.000%	11/15/2027	Aa1	950,000	1,032,603
County of Berks, Pennsylvania, General Obligation Bonds, Series of 2013	5.000%	11/15/2028	Aa1	995,000	1,080,063
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2029	AA	980,000	1,066,358
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012 (Prerefunded to 11-15-2020 @ 100) (b)	5.000%	05/15/2029	NR	200,000	218,152
County of Northampton, Commonwealth of Pennsylvania, General Obligation Bonds, Series B of 2012 (Tax-Exempt)	5.000%	10/01/2030	AA	1,500,000	1,691,070
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2031	AA	870,000	945,133
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012 (Prerefunded to 11-15-2020 @ 100) (b)	5.000%	05/15/2031	NR	185,000	201,791
The Municipal Authority of the Borough of West View, (Allegheny County, Pennsylvania), Water Revenue Bonds, Series of 2014	5.000%	11/15/2031	AA	1,000,000	1,181,710

142	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Pennsylvania (Cont.)
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2032	AA	$1,375,000	$1,492,136
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012 (Prerefunded to 11-15-2020 @ 100) (b)	5.000%	05/15/2032	NR	285,000	310,867
North Penn Water Authority, Water Revenue Bonds, Series of 2015	5.000%	11/01/2033	Aa3	975,000	1,092,751
North Penn Water Authority, Water Revenue Bonds, Series of 2015	5.000%	11/01/2034	Aa3	1,075,000	1,203,688

					16,813,418

Rhode Island (0.46%)
Town of Westerly, Rhode Island, General Obligation Refunding Bonds, 2012 Series B	4.000%	08/15/2024	Aa3	2,050,000	2,250,818

South Carolina (4.85%)
Renewable Water Resources, South Carolina, Sewer System Refunding Revenue Bonds, Series 2012	5.000%	01/01/2024	AA	2,500,000	2,809,050
School District of Beaufort County, South Carolina, General Obligation Refunding Bonds, Series 2012B	4.000%	03/01/2024	AA	1,800,000	1,965,600
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Advanced Refunding Bonds, Series 2012A	4.000%	03/01/2026	Aa2	2,620,000	2,867,931
South Carolina Public Service Authority, Revenue Obligations, Series 2008, Tax-Exempt Series A (Prerefunded to 01-01-2019 @ 100) (b)	5.375%	01/01/2028	NR	3,380,000	3,504,688
South Carolina Public Service Authority, Revenue Obligations, Series 2008, Tax-Exempt Series A (Prerefunded to 01-01-2019 @ 100) (b)	5.375%	01/01/2028	A1	120,000	124,427
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Advanced Refunding Bonds, Series 2012A	4.000%	03/01/2028	Aa2	2,850,000	3,101,085
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Bonds, Series 2013A (Prerefunded to 03-01-2023 @ 100) (b)	4.000%	03/01/2028	Aa2	1,525,000	1,684,866
City of Columbia, South Carolina, Waterworks and Sewer System Refunding Revenue Bonds, Series 2012	5.000%	02/01/2030	Aa1	1,000,000	1,119,400
Spartanburg Sanitary Sewer District, South Carolina, Sewer System Refunding Convertible Bonds, Series 2013B	5.000%	03/01/2032	A1	3,585,000	3,997,920
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	5.000%	12/01/2032	AA-	305,000	347,551
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	5.000%	12/01/2033	AA-	640,000	728,154
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	5.000%	12/01/2034	AA-	670,000	761,495
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	5.000%	12/01/2035	AA-	705,000	800,034

					23,812,201

Tennessee (2.43%)
Wilson County, Tennessee, General Obligation Refunding Bonds, Series 2012	5.000%	04/01/2023	AA+	2,000,000	2,257,720
The Hallsdale-Powell Utility District of Knox County, Tennessee, Waterworks and Sewer Revenue Refunding Bonds, Series 2013	3.000%	04/01/2025	AA	1,260,000	1,308,397
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Refunding Bonds, Series 2016 (Prerefunded to 07-01-2022 @ 100) (b)	4.000%	07/01/2025	NR	190,000	207,797
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Refunding Bonds, Series 2016	4.000%	07/01/2025	Aa2	810,000	886,237
State of Tennessee, General Obligation Bonds, 2012 Refunding Series A	4.000%	08/01/2025	Aaa	5,000,000	5,504,350
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2031	Aa2	825,000	872,033
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2032	Aa2	850,000	896,266

					11,932,800

Texas (2.67%)
City of Austin, Texas, (Travis and Williamson Counties), Water and Wastewater System Revenue Refunding Bonds, Series 2009A (Prerefunded to 11-15-2019 @ 100) (b)	5.000%	11/15/2026	Aa2	2,000,000	2,119,960

See accompanying notes to financial statements.	143

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Texas (Cont.)
Trinity River Authority of Texas, (Tarrant County Water Project) Improvement Revenue Bonds, Series 2008 (Prerefunded to 02-01-2018 @ 100) (b)	5.750%	02/01/2027	Aa3	$1,500,000	$1,505,040
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas), Unlimited Tax School Building and Refunding Bonds, Series 2012 (Partially Prerefunded) (b)	4.000%	02/15/2028	Aa1	2,000,000	2,139,280
Lake Travis Independent School District, Unlimited Tax School Building Bonds, Series 2012 (Prerefunded to 02-15-2021 @ 100) (b)	5.000%	02/15/2029	AA+	2,365,000	2,603,912
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas), Unlimited Tax School Building Bonds, Series 2013A	4.000%	02/15/2030	Aa1	1,000,000	1,078,590
Lake Travis Independent School District, Unlimited Tax School Building Bonds, Series 2012 (Prerefunded to 02-15-2021 @ 100) (b)	5.000%	02/15/2031	AA+	1,565,000	1,723,096
City of Fort Worth, Texas, (Tarrant, Denton, Parker, Johnson and Wise Counties, Texas), Water and Sewer System Revenue Refunding and Improvement Bonds, Series 2016	5.000%	02/15/2033	Aa1	1,650,000	1,945,977

					13,115,855

Utah (0.50%)
Board of Education of Canyons School District, Utah, General Obligation Bonds, (Utah School Bond Guaranty Program), Series 2011	4.000%	06/15/2023	Aaa	1,000,000	1,071,880
Jordan Valley Water Conservancy District, Water Revenue and Refunding Bonds, Series 2014A	5.000%	10/01/2029	AA+	75,000	79,128
Weber Basin Water Conservancy District, Water Revenue Bonds, Series 2013B	4.250%	04/01/2033	AA+	1,195,000	1,277,120

					2,428,128

Virginia (2.92%)
Fairfax County Water Authority, Water Refunding Revenue Bonds, Series 1997	5.000%	04/01/2021	Aaa	735,000	775,506
Virginia Public School Authority, Special Obligation School Financing Bonds, Prince William County Series 2012 (Prerefunded to 07-15-2021 @ 100) (b)	4.500%	07/15/2024	Aaa	3,285,000	3,600,294
Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2011A	4.000%	12/01/2026	Aaa	1,065,000	1,129,592
Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2011A (Prerefunded to 12-01-2020 @ 100) (b)	4.000%	12/01/2026	NR	330,000	351,077
City of Norfolk, Virginia, Water Revenue Bonds, Series 2013	5.000%	11/01/2029	Aa2	1,790,000	1,971,112
City of Norfolk, Virginia, Water Revenue Bonds, Series 2013	5.000%	11/01/2030	Aa2	1,880,000	2,068,940
City of Norfolk, Virginia, Water Revenue Bonds, Series 2013	5.000%	11/01/2031	Aa2	1,975,000	2,172,145
City of Norfolk, Virginia, Water Revenue Bonds, Series 2013	5.000%	11/01/2032	Aa2	2,075,000	2,277,209

					14,345,875

Washington (4.92%)
Bellevue School District No. 405, King County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2012B	3.000%	12/01/2023	AA+	2,020,000	2,134,413
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2008 (Prerefunded to 12-01-2018 @ 100) (b)	5.000%	12/01/2025	AA+	2,000,000	2,064,380
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008 (Prerefunded to 07-01-2018 @ 100) (b)	5.000%	01/01/2028	AA-	680,000	691,886
College Place School District No. 250, Walla Walla County, Washington, Unlimited Tax General Obligation Bonds, Series 2012	4.250%	12/01/2028	A1	2,445,000	2,659,940
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008 (Prerefunded to 07-01-2018 @ 100) (b)	5.125%	01/01/2029	AA-	445,000	453,050
City of Tacoma, Washington, Solid Waste Revenue Refunding Bonds, 2016B	5.000%	12/01/2030	A1	1,600,000	1,904,368
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2012	5.000%	12/01/2030	Aa3	1,325,000	1,495,461
Public Utility District No. 1 of Cowlitz County, Washington, Production System Revenue Refunding Bonds, 2014	5.000%	09/01/2031	A1	2,205,000	2,499,037
City of Pasco, Washington, Water and Sewer Improvement and Refunding Revenue Bonds, 2015	5.000%	12/01/2031	AA-	295,000	347,634
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2014	5.000%	01/01/2032	AA-	1,100,000	1,257,476
City of Pasco, Washington, Water and Sewer Improvement and Refunding Revenue Bonds, 2015	5.000%	12/01/2032	AA-	375,000	440,438

144	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Washington (Cont.)
City of Pasco, Washington, Water and Sewer Improvement and Refunding Revenue Bonds, 2015	5.000%	12/01/2033	AA-	$865,000	$1,012,560
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation and Refunding Bonds, 2016	4.000%	12/01/2033	AA+	4,875,000	5,341,245
Public Utility District No. 1 of Clark County, Washington, Generating System Revenue and Refunding Bonds, Series 2016	5.000%	01/01/2034	A	1,585,000	1,844,322

					24,146,210

West Virginia (3.36%)
West Virginia University Board of Governors, University Improvement Revenue Bonds, (West Virginia University Projects), 2011 Series B	5.000%	10/01/2022	A	2,200,000	2,449,524
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.250%	05/01/2027	AA-	2,260,000	2,465,841
West Virginia University Board of Governors, University Improvement Revenue Bonds, (West Virginia University Projects), 2011 Series B	4.750%	10/01/2027	A	2,240,000	2,456,003
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.375%	05/01/2028	AA-	2,350,000	2,572,052
West Virginia University Board of Governors, University Improvement Revenue Bonds, (West Virginia University Projects), 2011 Series B	4.750%	10/01/2028	A	2,595,000	2,841,317
The Board of Education of the County of Braxton (West Virginia), Public School Refunding Bonds, Series 2016	5.000%	05/01/2029	AA-	535,000	631,450
The Board of Education of the County of Braxton (West Virginia), Public School Refunding Bonds, Series 2016	2.500%	05/01/2029	AA-	250,000	249,018
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	5.000%	05/01/2030	AA-	2,555,000	2,831,988

					16,497,193

Wisconsin (2.08%)
Fox Valley Technical College District, Wisconsin, General Obligation School Facilities Bonds, Series 2012C	3.000%	12/01/2023	Aaa	1,925,000	2,026,602
School District of Elmbrook, Waukesha County, Wisconsin, General Obligation School Building and Improvement Bonds (Prerefunded to 04-01-2018 @ 100) (b)	5.000%	04/01/2028	Aaa	850,000	857,506
City of Oshkosh, Wisconsin, Storm Water Utility Revenue Bonds, Series 2013A	4.000%	05/01/2029	A1	2,495,000	2,667,679
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds	3.500%	04/01/2030	Aa3	795,000	830,370
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds	4.000%	04/01/2031	Aa3	430,000	466,546
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds	4.000%	04/01/2032	Aa3	970,000	1,048,939
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2032	A+	2,000,000	2,311,980

					10,209,622

Total Long-term Municipal Bonds
(cost $463,909,909)					478,029,899

See accompanying notes to financial statements.	145

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Short-term Municipal Variable Rate Demand Notes (0.98%)
New York (0.98%)
New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Adjustable Rate Fiscal 2012 Series B, Fiscal 2012 Subseries B-1 Adjustable Rate Bonds (d)	1.730%	06/15/2045	Aa1	$3,000,000	$3,000,000
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Adjustable Rate, Fiscal 2015 Series BB, Fiscal 2015 Subseries BB-1 (d)	1.900%	06/15/2049	Aa1	1,775,000	1,775,000

					4,775,000

Total Short-term Municipal Variable Rate Demand Notes
(cost $4,775,000)					4,775,000

	Shares	Value
Short-term Investments (0.38%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 1.17% (e)	1,867,369	$1,867,369

Total Short-term Investments
(cost $1,867,369)		1,867,369

TOTAL INVESTMENTS (98.82%)
(cost $470,552,278)		484,672,268
OTHER ASSETS, NET OF LIABILITIES (1.18%)		5,799,614

NET ASSETS (100.00%)		$490,471,882

(a)	Ratings are not audited and represent the lower of Moody’s or S&P issuer specific ratings.

(b)	Advanced Refunded Bonds are backed by an escrow or trust containing U.S. Government, U.S. Government Agency or other securities to support the timely payment of principal and interest.

(c)	Rate shown is fixed until mandatory tender date of July 1, 2026.

(d)	Rate shown is as of December 31, 2017.

(e)	Rate shown is the 7-day yield as of December 31, 2017.

NR - Not Rated

146	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Principal amount	Value
Short-term Investments (99.92%)
Government Agency Securities (a) (58.26%)
Federal Home Loan Bank
1.105%, 01/16/2018	$10,700,000	$10,695,074
1.230%, 01/31/2018	16,800,000	16,782,780
1.285%, 02/02/2018	12,000,000	11,986,293
1.250%, 02/12/2018	11,000,000	10,983,958
1.290%, 02/21/2018	2,500,000	2,495,431
1.300%, 02/28/2018	6,200,000	6,187,014
1.295%, 03/07/2018	10,500,000	10,475,449
1.320%, 03/20/2018	16,000,000	15,954,240
1.300%, 03/26/2018	12,000,000	11,963,600
Federal Home Loan Mortgage Corp.
1.065%, 01/09/2018	14,500,000	14,496,568
1.090%, 02/07/2018	11,000,000	10,987,677
Federal National Mortgage Association
1.060%, 01/04/2018	16,500,000	16,498,543
1.140%, 01/22/2018	5,500,000	5,496,343
1.170%, 01/25/2018	12,000,000	11,990,640
1.060%, 01/29/2018	8,000,000	7,993,404
1.230%, 02/26/2018	20,000,000	19,961,733

		184,948,747

	Shares	Value
Registered Investment Companies (0.30%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 1.17% (b)	947,858	$947,858

	Principal amount	Value
U.S. Government Obligations (41.36%)
U.S. Treasury Bill
1.044%, 01/02/2018	$16,000,000	$15,999,536
1.135%, 01/11/2018	16,000,000	15,994,958
1.227%, 01/18/2018	14,500,000	14,491,900
1.131%, 01/18/2018	12,000,000	11,993,296
1.182%, 02/08/2018	20,000,000	19,975,047
1.194%, 02/15/2018	15,915,000	15,891,247
1.241%, 02/22/2018	20,000,000	19,964,149
1.280%, 03/01/2018	17,000,000	16,964,352

		131,274,485

Total Short-term Investments
(cost $317,171,090)		317,171,090

TOTAL INVESTMENTS (99.92%)
(cost $317,171,090)		317,171,090
OTHER ASSETS, NET OF LIABILITIES (0.08%)		247,773

NET ASSETS (100.00%)		$317,418,863

(a)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 6, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

(b)	Rate shown is the 7-day yield as of December 31, 2017.

See accompanying notes to financial statements.	147

STATE FARM MUTUAL FUND TRUST LIFEPATH RETIREMENT FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Exchange-Traded Funds (a) (99.97%)
Equity Funds (40.47%)
iShares Cohen & Steers REIT ETF	174,248	$17,654,807
iShares Core MSCI EAFE ETF	1,518,213	100,338,697
iShares Core MSCI Emerging Markets ETF	633,701	36,057,587
iShares MSCI Canada ETF	348,911	10,341,723
iShares Russell 1000 ETF	1,869,181	277,778,988
iShares Russell 2000 ETF	405,368	61,802,405

		503,974,207

Fixed Income Funds (59.50%)
iShares Core U.S. Aggregate Bond ETF	5,802,560	634,393,885
iShares TIPS Bond ETF	933,816	106,529,729

		740,923,614

Total Exchange-Traded Funds
(cost $1,133,705,435)		1,244,897,821

Short-term Investments (0.12%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.21% (b)	1,481,943	1,481,943

Total Short-term Investments
(cost $1,481,943)		1,481,943

TOTAL INVESTMENTS (100.09%)
(cost $1,135,187,378)		1,246,379,764
CASH AND LIABILITIES, NET OF OTHER ASSETS (-0.09%)		(1,110,160)

NET ASSETS (100.00%)		$1,245,269,604

(a)	BlackRock, as subadviser to the LifePath Funds, is an affiliate of the LifePath Funds. BlackRock or its affiliates serve as the investment adviser to each of the iShares ETFs.

(b)	Rate shown is the 7-day yield as of December 31, 2017.

148	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Exchange-Traded Funds (a) (99.93%)
Equity Funds (47.57%)
iShares Cohen & Steers REIT ETF	677,888	$68,683,612
iShares Core MSCI EAFE ETF	3,251,179	214,870,420
iShares Core MSCI Emerging Markets ETF	1,358,125	77,277,313
iShares MSCI Canada ETF	736,469	21,828,942
iShares Russell 1000 ETF	3,757,404	558,387,808
iShares Russell 2000 ETF	604,324	92,135,237

		1,033,183,332

Fixed Income Funds (52.36%)
iShares Core U.S. Aggregate Bond ETF	8,974,215	981,150,926
iShares TIPS Bond ETF	1,367,192	155,969,263

		1,137,120,189

Total Exchange-Traded Funds
(cost $1,935,055,877)		2,170,303,521

Short-term Investments (0.13%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.21% (b)	2,755,429	2,755,429

Total Short-term Investments
(cost $2,755,429)		2,755,429

TOTAL INVESTMENTS (100.06%)
(cost $1,937,811,306)		2,173,058,950
CASH AND LIABILITIES, NET OF OTHER ASSETS (-0.06%)		(1,350,090)

NET ASSETS (100.00%)		$2,171,708,860

(a)	BlackRock, as subadviser to the LifePath Funds, is an affiliate of the LifePath Funds. BlackRock or its affiliates serve as the investment adviser to each of the iShares ETFs.

(b)	Rate shown is the 7-day yield as of December 31, 2017.

See accompanying notes to financial statements.	149

STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Exchange-Traded Funds (a) (99.95%)
Equity Funds (70.48%)
iShares Cohen & Steers REIT ETF	1,849,571	$187,398,534
iShares Core MSCI EAFE ETF	5,995,359	396,233,276
iShares Core MSCI Emerging Markets ETF	2,465,477	140,285,641
iShares MSCI Canada ETF	1,345,050	39,867,284
iShares Russell 1000 ETF	6,199,135	921,253,452
iShares Russell 2000 ETF	384,301	58,590,530

		1,743,628,717

Fixed Income Funds (29.47%)
iShares Core U.S. Aggregate Bond ETF	5,799,186	634,025,005
iShares TIPS Bond ETF	832,002	94,914,788

		728,939,793

Total Exchange-Traded Funds
(cost $2,108,582,299)		2,472,568,510

	Shares	Value
Short-term Investments (0.09%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.21% (b)	2,276,757	$2,276,757

Total Short-term Investments
(cost $2,276,757)		2,276,757

TOTAL INVESTMENTS (100.04%)
(cost $2,110,859,056)		2,474,845,267
CASH AND LIABILITIES, NET OF OTHER ASSETS (-0.04%)		(987,377)

NET ASSETS (100.00%)		$2,473,857,890

(a)	BlackRock, as subadviser to the LifePath Funds, is an affiliate of the LifePath Funds. BlackRock or its affiliates serve as the investment adviser to each of the iShares ETFs.

(b)	Rate shown is the 7-day yield as of December 31, 2017.

As of December 31, 2017, investment in an issuer considered to be an affiliate of the LifePath 2030 Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, was as follows:

Security	Shares Held at December 31, 2016	Shares Purchased	Shares Sold	Shares Held at December 31, 2017	Value at December 31, 2017
iShares Cohen & Steers REIT ETF	1,773,798	129,763	53,990	1,849,571	$187,398,534

	For the year ended December 31, 2017
Security	Income Dividends	Realized Gain (Loss) on Sales	Change in Unrealized Appreciation (Depreciation)
iShares Cohen & Steers REIT ETF	$5,701,684	$44,006	$3,134,919

150	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Exchange-Traded Funds (a) (99.84%)
Equity Funds (89.55%)
iShares Cohen & Steers REIT ETF	2,191,822	$222,075,405
iShares Core MSCI EAFE ETF	6,105,334	403,501,524
iShares Core MSCI Emerging Markets ETF	2,520,179	143,398,185
iShares MSCI Canada ETF	1,342,195	39,782,660
iShares Russell 1000 ETF	6,039,426	897,519,098
iShares Russell 2000 ETF	83,193	12,683,605

		1,718,960,477

Fixed Income Funds (10.29%)
iShares Core U.S. Aggregate Bond ETF	1,602,839	175,238,388
iShares TIPS Bond ETF	195,541	22,307,317

		197,545,705

Total Exchange-Traded Funds
(cost $1,575,712,482)		1,916,506,182

	Shares	Value
Short-term Investments (0.21%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.21% (b)	4,032,487	$4,032,487

Total Short-term Investments
(cost $4,032,487)		4,032,487

TOTAL INVESTMENTS (100.05%)
(cost $1,579,744,969)		1,920,538,669
CASH AND LIABILITIES, NET OF OTHER ASSETS (-0.05%)		(873,562)

NET ASSETS (100.00%)		$1,919,665,107

(a)	BlackRock, as subadviser to the LifePath Funds, is an affiliate of the LifePath Funds. BlackRock or its affiliates serve as the investment adviser to each of the iShares ETFs.

(b)	Rate shown is the 7-day yield as of December 31, 2017.

As of December 31, 2017, investment in an issuer considered to be an affiliate of the LifePath 2040 Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, was as follows:

Security	Shares Held at December 31, 2016	Shares Purchased	Shares Sold	Shares Held at December 31, 2017	Value at December 31, 2017
iShares Cohen & Steers REIT ETF	1,980,848	274,631	63,657	2,191,822	$222,075,405

	For the year ended December 31, 2017
Security	Income Dividends	Realized Gain (Loss) on Sales	Change in Unrealized Appreciation (Depreciation)
iShares Cohen & Steers REIT ETF	$6,568,953	$(171,654)	$3,728,620

See accompanying notes to financial statements.	151

STATE FARM MUTUAL FUND TRUST LIFEPATH 2050 FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Exchange-Traded Funds (a) (99.84%)
Equity Funds (99.00%)
iShares Cohen & Steers REIT ETF	624,334	$63,257,521
iShares Core MSCI EAFE ETF	1,716,242	113,426,434
iShares Core MSCI Emerging Markets ETF	696,976	39,657,934
iShares MSCI Canada ETF	364,554	10,805,380
iShares Russell 1000 ETF	1,575,082	234,072,936
iShares Russell 2000 ETF	12,386	1,888,370

		463,108,575

Fixed Income Funds (0.84%)
iShares Core U.S. Aggregate Bond ETF	35,921	3,927,243

Total Exchange-Traded Funds
(cost $379,805,600)		467,035,818

Short-term Investments (0.21%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.21% (b)	975,666	975,666

Total Short-term Investments
(cost $975,666)		975,666

TOTAL INVESTMENTS (100.05%)
(cost $380,781,266)		468,011,484
CASH AND LIABILITIES, NET OF OTHER ASSETS (-0.05%)		(230,949)

NET ASSETS (100.00%)		$467,780,535

(a)	BlackRock, as subadviser to the LifePath Funds, is an affiliate of the LifePath Funds. BlackRock or its affiliates serve as the investment adviser to each of the iShares ETFs.

(b)	Rate shown is the 7-day yield as of December 31, 2017.

152	See accompanying notes to financial statements.

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153

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Equity Fund	Small/ Mid Cap Equity Fund	International Equity Fund
Assets
Investments in affiliated securities at identified cost	$—	—	—
Investments in unaffiliated securities at identified cost	469,589,394	265,458,028	120,984,895
Foreign currencies at cost	—	—	1,231

Investments in affiliated securities at market value	$—	—	—
Investments in unaffiliated securities at market value	633,510,777	300,984,022	162,106,740
Cash	—	—	19,809
Cash pledged as collateral for open futures contracts	—	—	—
Foreign currencies at value	—	—	1,231
Foreign currencies pledged for open futures contracts at value	—	—	—
Receivables:
Dividends and interest	387,149	91,662	275,592
Shares of the Fund sold	281,783	68,541	25,163
Securities sold	716,584	728,227	1,373,978
SFIMC	—	—	—
Federal tax expense reimbursement	—	412	—
Variation margin on futures contracts	—	—	—
Prepaid expenses	4,540	2,590	1,155

Total assets	634,900,833	301,875,454	163,803,668

Liabilities and Net Assets
Distributions to shareholders	—	—	—
Payables:
Shares of the Fund redeemed	397,511	234,050	43,280
Securities Purchased	820,414	577,679	—
Trustees’ fees and expenses	2,815	1,355	572
Variation margin on futures contracts	—	—	—
Federal Tax Expense	—	—	—
Due to bank	—	—	—
Due to affiliates	468,622	203,708	156,503
Accrued liabilities	54,975	55,220	75,630

Total liabilities	1,744,337	1,072,012	275,985

Net assets applicable to shares outstanding of common stock	$633,156,496	300,803,442	163,527,683

Analysis of Net Assets
Paid-in-capital	$449,589,056	260,514,730	122,436,173
Accumulated net realized gain (loss)	19,384,391	4,730,412	1,127,532
Net unrealized appreciation (depreciation)	163,921,383	35,525,994	41,136,547
Accumulated undistributed net investment income (loss)	261,666	32,306	(1,172,569)

Net assets applicable to shares outstanding	$633,156,496	300,803,442	163,527,683

Fund shares outstanding:
Class A Shares	13,182,654	8,089,859	3,162,013
Class B Shares	204,683	1,036,994	890,073
Premier Shares	14,453,729	10,021,188	4,851,418
Legacy Class B Shares	357,581	845,973	877,234
Institutional Shares	28,385,760	4,223,228	1,855,634
Class R-1 Shares	247,113	336,034	211,928
Class R-2 Shares	1,460,779	940,815	474,634
Class R-3 Shares	198,630	222,006	213,885
Net assets applicable to shares outstanding:
Class A Shares	$140,502,615	95,946,422	41,111,201
Class B Shares	2,160,988	11,173,631	11,268,960
Premier Shares	161,842,733	115,858,066	63,756,163
Legacy Class B Shares	4,001,669	8,843,903	11,296,689
Institutional Shares	304,351,309	51,767,620	24,398,285
Class R-1 Shares	2,635,875	3,725,838	2,729,418
Class R-2 Shares	15,530,558	10,803,809	6,158,070
Class R-3 Shares	2,130,749	2,684,153	2,808,897
Net asset value:
Class A Shares	$10.66	11.86	13.00
Class B Shares	10.56	10.78	12.66
Premier Shares	11.20	11.56	13.14
Legacy Class B Shares	11.19	10.45	12.88
Institutional Shares	10.72	12.26	13.15
Class R-1 Shares	10.67	11.09	12.88
Class R-2 Shares	10.63	11.48	12.97
Class R-3 Shares	10.73	12.09	13.13
Maximum offering price:
Class A Shares	$11.22	12.48	13.68
Premier Shares	11.79	12.17	13.83

154	See accompanying notes to financial statements.

S&P 500 Index Fund	Small Cap Index Fund	International Index Fund	Equity and Bond Fund	Bond Fund	Tax Advantaged Bond Fund	Money Market Fund

—	—	—	318,937,001	—	—	—
767,422,014	360,292,992	214,832,828	—	812,426,969	470,552,278	317,171,090
—	—	1,837,127	—	—	—	—

—	—	—	391,338,079	—	—	—
1,545,799,344	536,086,357	300,239,154	—	818,634,820	484,672,268	317,171,090
—	122,479	—	462,015	31,794	—	—
1,167,000	309,000	—	—	—	—	—
—	—	1,729,703	—	—	—	—
—	—	122,113	—	—	—	—

2,642,705	760,297	764,221	18,588,122	5,569,395	5,554,517	900
707,325	131,535	99,120	168,810	582,213	63,023	846,922
—	409,305	3,975	—	—	781,725	—
—	—	—	423,045	—	—	—
—	—	—	—	—	—	—
—	—	14,506	—	—	—	—
10,731	46,402	2,247	599	6,499	3,976	3,020

1,550,327,105	537,865,375	302,975,039	410,980,670	824,824,721	491,075,509	318,021,932

—	—	—	3,016,592	369,170	195,696	1,316

632,477	259,473	123,188	366,583	566,158	196,800	443,528
—	—	—	11,000,000	—	—	—
7,001	2,496	984	1,982	5,298	3,408	2,192
125,130	61,829	—	—	—	—	—
—	—	—	116,484	—	—	—
—	92,996	1,323,352	—	—	—	—
468,965	181,236	108,590	857	243,260	138,393	103,817
131,208	80,921	190,738	52,213	80,370	69,330	52,216

1,364,781	678,951	1,746,852	14,554,711	1,264,256	603,627	603,069

1,548,962,324	537,186,424	301,228,187	396,425,959	823,560,465	490,471,882	317,418,863

764,770,180	357,626,186	235,058,769	307,329,591	816,991,934	475,988,312	317,418,863
5,439,437	3,837,401	(17,177,049)	12,629,947	360,680	363,580	—
778,598,080	175,811,887	85,453,773	72,401,078	6,207,851	14,119,990	—
154,627	(89,050)	(2,107,306)	4,065,343	—	—	—

1,548,962,324	537,186,424	301,228,187	396,425,959	823,560,465	490,471,882	317,418,863

28,193,416	9,606,584	6,309,305	11,257,518	16,367,878	7,761,031	100,012,251
434,786	785,274	856,803	1,218,444	824,435	176,289	225,310
34,237,171	11,453,776	9,373,404	13,640,649	29,735,665	33,577,340	122,366,603
659,601	1,411,824	1,074,660	1,810,044	145,390	8,213	255,349
12,340,233	5,713,192	4,105,439	3,331,259	25,191,655		73,841,643
499,811	232,150	252,894	334,067	324,873		4,246,196
1,430,246	567,564	687,115	701,982	865,718		14,645,403
233,973	147,353	218,125	162,931	158,606		1,826,120

557,234,498	173,289,991	83,095,429	136,700,601	183,104,392	91,747,632	100,012,252
8,666,440	13,762,595	11,304,466	14,811,963	9,215,052	2,083,670	225,309
680,779,032	204,533,401	123,210,564	167,729,285	332,875,302	396,543,510	122,366,603
13,279,979	24,551,832	14,222,479	22,281,318	1,628,348	97,070	255,340
246,189,918	103,950,813	54,149,862	40,525,284	281,654,362		73,841,640
9,920,658	4,175,317	3,336,757	3,998,952	3,634,120		4,246,196
28,234,110	10,238,737	9,029,441	8,420,428	9,674,158		14,645,404
4,657,689	2,683,738	2,879,189	1,958,128	1,774,731		1,826,119

19.76	18.04	13.17	12.14	11.19	11.82	1.00
19.93	17.53	13.19	12.16	11.18	11.82	1.00
19.88	17.86	13.14	12.30	11.19	11.81	1.00
20.13	17.39	13.23	12.31	11.20	11.82	1.00
19.95	18.19	13.19	12.17	11.18		1.00
19.85	17.99	13.19	11.97	11.19		1.00
19.74	18.04	13.14	12.00	11.17		1.00
19.91	18.21	13.20	12.02	11.19		1.00

20.80	18.99	13.86	12.78	11.54	12.19	1.00
20.93	18.80	13.83	12.95	11.54	12.18	1.00

See accompanying notes to financial statements.	155

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	LifePath Retirement Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	LifePath 2050 Fund
Assets
Investments in affiliated securities at identified cost	$—	—	156,220,934	191,979,328	—
Investments in unaffiliated securities at identified cost	1,135,187,378	1,937,811,306	1,954,638,122	1,387,765,641	380,781,266
Foreign currencies at cost	—	575	1,777	35	—

Investments in affiliated securities at market value	$—	—	187,398,534	222,075,405	—
Investments in unaffiliated securities at market value	1,246,379,764	2,173,058,950	2,287,446,733	1,698,463,264	468,011,484
Cash	1	2	313,654	100,286	175,080
Foreign currencies at value	—	575	1,779	34	—
Receivables:
Dividends and interest	681	2,285	2,059	4,595	435
Shares of the Fund sold	102,206	635,414	733,959	870,100	246,836
Securities sold	3,206,986	14,816,340	15,589,515	9,754,582	—
Prepaid expenses	10,478	17,789	20,594	14,363	2,826

Total assets	1,249,700,116	2,188,531,355	2,491,506,827	1,931,282,629	468,436,661

Liabilities and Net Assets
Payables:
Shares of the Fund redeemed	633,082	952,332	506,759	550,919	164,954
Securities purchased	3,228,252	14,838,554	15,966,926	10,112,822	215,679
Trustees’ fees and expenses	4,979	4,314	—	4,855	2,237
Due to affiliates	508,055	899,122	1,046,270	826,612	210,651
Accrued liabilities	56,144	128,173	128,982	122,314	62,605

Total liabilities	4,430,512	16,822,495	17,648,937	11,617,522	656,126

Net assets applicable to shares outstanding of common stock	$1,245,269,604	2,171,708,860	2,473,857,890	1,919,665,107	467,780,535

Analysis of Net Assets
Paid-in-capital	1,130,964,608	1,929,838,463	2,104,252,605	1,575,751,069	380,373,918
Accumulated net realized gain (loss)	809,390	5,840,584	4,976,721	2,708,383	97,104
Net unrealized appreciation (depreciation)	111,192,386	235,247,644	363,986,213	340,793,700	87,230,218
Accumulated undistributed net investment income (loss)	2,303,220	782,169	642,351	411,955	79,295

Net assets applicable to shares outstanding	$1,245,269,604	2,171,708,860	2,473,857,890	1,919,665,107	467,780,535

Fund shares outstanding:
Class A Shares	27,736,830	54,903,902	64,455,776	51,653,648	25,548,307
Class B Shares	455,447	1,221,641	1,619,429	1,568,123
Premier Shares	54,110,980	68,696,515	58,691,820	27,238,350	9,602,878
Legacy Class B Shares	214,299	564,065	540,583	500,601
Institutional Shares	8,068,147	14,521,691	17,897,000	21,564,788
Class R-1 Shares	461,992	1,155,433	2,019,711	1,516,619	929,749
Class R-2 Shares	2,005,769	4,164,854	4,892,025	3,649,289	1,667,004
Class R-3 Shares	139,718	215,946	315,585	432,320
Net assets applicable to shares outstanding:
Class A Shares	$364,728,626	821,969,218	1,059,172,268	914,354,019	316,750,967
Class B Shares	6,027,201	18,205,253	26,527,604	27,677,611
Premier Shares	728,003,874	1,022,702,094	964,820,946	484,231,207	118,753,204
Legacy Class B Shares	2,902,707	8,493,895	8,950,573	8,963,698
Institutional Shares	108,558,610	217,887,343	296,022,796	385,356,761
Class R-1 Shares	6,096,978	17,209,565	32,985,934	26,732,170	11,548,528
Class R-2 Shares	27,074,102	62,008,550	80,154,489	64,537,487	20,727,836
Class R-3 Shares	1,877,506	3,232,942	5,223,280	7,812,154
Net asset value:
Class A Shares	$13.15	14.97	16.43	17.70	12.40
Class B Shares	13.23	14.90	16.38	17.65
Premier Shares	13.45	14.89	16.44	17.78	12.37
Legacy Class B Shares	13.55	15.06	16.56	17.91
Institutional Shares	13.46	15.00	16.54	17.87
Class R-1 Shares	13.20	14.89	16.33	17.63	12.42
Class R-2 Shares	13.50	14.89	16.38	17.68	12.43
Class R-3 Shares	13.44	14.97	16.55	18.07
Maximum offering price:
Class A Shares	$13.84	15.76	17.29	18.63	13.05
Premier Shares	14.16	15.67	17.31	18.72	13.02

156	See accompanying notes to financial statements.

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STATE FARM MUTUAL FUND TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2017

	Equity Fund	Small/ Mid Cap Equity Fund	International Equity Fund	S&P 500 Index Fund	Small Cap Index Fund
Investment Income:
Dividends from affiliated investments	$—	—	—	—	—
Dividends from unaffiliated investments	9,919,813	4,013,560	2,464,941	29,147,040	6,739,084
Interest	62,935	37,844	27,214	345,266	55,447
Tax-exempt interest	—	—	—	—	—

	9,982,748	4,051,404	2,492,155	29,492,306	6,794,531
Less: foreign withholding taxes	—	(640)	(210,768)	—	(716)

Total investment income	9,982,748	4,050,764	2,281,387	29,492,306	6,793,815
Expenses:
Investment advisory and management fees	3,625,192	2,365,474	1,187,500	1,485,801	686,813
Shareholder services fees	1,379,664	640,619	321,325	3,018,249	1,107,141
Distribution fees Class A	338,350	236,452	96,838	1,335,302	429,001
Distribution fees Class B	22,106	113,063	98,842	84,773	108,989
Distribution fees Premier	359,679	278,455	142,396	1,564,032	475,141
Distribution fees Legacy Class B	29,030	62,583	67,888	97,894	161,402
Distribution fees Class R-1	14,121	18,623	12,636	48,378	20,465
Distribution fees Class R-2	42,722	34,207	16,801	78,799	29,458
Regulatory fees	100,923	99,489	97,002	118,035	101,298
Reports to shareholders	65,563	67,418	36,974	168,275	100,624
Audit fees	37,804	36,894	34,306	37,731	38,614
Trustees’ fees and expenses	36,011	17,901	8,991	86,412	31,506
Professional fees	18,911	15,157	11,206	31,520	19,263
Custodian fees	4,453	6,031	71,993	5,271	44,665
Errors and omissions insurance	3,962	1,817	884	8,765	3,372
ICI dues	5,957	2,101	1,258	13,470	3,387
Securities valuation fees	3,100	3,478	11,479	13,151	47,999
Fidelity bond expense	439	217	88	1,004	348
Federal taxes	—	5,088	3,144	—	—
License index fees	—	—	—	139,583	67,876

Total expenses	6,087,987	4,005,067	2,221,551	8,336,445	3,477,362
Less: expense reimbursement for distribution fees (a)	(613,275)	(559,308)	(339,199)	(2,442,087)	(927,599)
Less: additional expense reimbursements from affiliates	(15,490)	(588,261)	(3,883)	(36,053)	(13,056)

Net expenses	5,459,222	2,857,498	1,878,469	5,858,305	2,536,707

Net investment income (loss)	4,523,526	1,193,266	402,918	23,634,001	4,257,108
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of affiliated investments	—	—	—	—	—
Net realized gain (loss) on sales of unaffiliated investments	58,027,933	39,640,169	14,117,170	8,195,357	29,611,628
Net realized gain (loss) from affiliated investment companies	—	—	—	—	—
Net realized gain (loss) on foreign currency transactions	—	—	(22,113)	—	—
Net realized gain (loss) on futures contracts	—	—	—	8,997,660	613,921
Change in net unrealized gain (loss) on open futures contracts	—	—	—	(442,773)	54,432
Change in net unrealized appreciation (depreciation) on affiliated investments	—	—	—	—	—
Change in net unrealized appreciation (depreciation) on unaffiliated investments and foreign currency transactions	67,551,995	(7,882,284)	27,380,091	239,129,814	34,209,875

Net realized and unrealized gain (loss) on investments	125,579,928	31,757,885	41,475,148	255,880,058	64,489,856

Net change in net assets resulting from operations	$130,103,454	32,951,151	41,878,066	279,514,059	68,746,964

(a)	Effective April 1, 2017, for each Fund, VP Management Corp. agreed to waive all distribution and service (12b-1) fees for Class A, Class B, Premier, Legacy Class B, Class R-1 and Class R-2 shares.

158	See accompanying notes to financial statements.

International Index Fund	Equity and Bond Fund	Bond Fund	Tax Advantaged Bond Fund	Money Market Fund	LifePath Retirement Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	LifePath 2050 Fund

—	5,554,034	—	—	—	—	—	5,701,684	6,568,953	—
8,958,781	—	—	—	—	27,065,274	46,891,313	46,759,713	33,835,560	9,885,823
—	576	24,619,483	32,120	2,824,286	6,165	11,854	16,747	17,399	4,991
—	—	—	15,359,730	—	—	—	—	—	—

8,958,781	5,554,610	24,619,483	15,391,850	2,824,286	27,071,439	46,903,167	52,478,144	40,421,912	9,890,814
(698,294)	—	—	—	—	78,027	184,661	245,702	218,386	41,726

8,260,487	5,554,610	24,619,483	15,391,850	2,824,286	27,149,466	47,087,828	52,723,846	40,640,298	9,932,540

406,477	—	838,551	515,744	343,197	3,311,771	5,702,906	6,276,655	4,763,357	1,150,838
596,951	9,469	1,757,799	873,688	740,469	2,426,836	4,444,444	5,102,035	4,128,533	1,001,640
201,177	337,370	486,920	244,163	164,135	939,309	2,077,946	2,601,986	2,196,319	746,903
101,496	137,908	63,019	14,887	1,546	64,245	191,168	127,287	129,741	—
282,790	403,344	873,020	1,039,181	198,668	1,805,354	2,486,469	2,249,319	1,078,104	263,173
87,662	144,414	12,791	754	1,768	21,486	63,832	66,123	65,544	—
15,957	18,988	19,284	—	18,043	34,421	94,322	169,820	130,406	54,058
25,110	23,569	28,698	—	30,101	79,096	185,949	227,674	182,638	58,347
97,978	99,958	106,385	70,251	108,643	101,702	122,537	110,583	112,463	50,382
72,776	55,423	90,795	28,461	57,175	118,166	180,369	276,583	189,692	113,525
33,480	34,341	52,160	51,883	43,681	32,950	34,306	32,141	30,177	29,811
14,736	23,236	52,076	32,364	21,470	73,380	125,824	131,313	105,019	22,142
43,107	20,424	22,674	17,385	16,343	26,423	51,700	163,229	36,264	39,376
117,550	—	14,546	6,593	661	8,514	11,752	5,899	3,561	5,227
1,697	2,417	5,668	3,420	2,389	8,529	13,190	19,721	10,676	3,347
2,364	—	9,229	5,981	3,287	11,946	19,728	19,951	14,523	2,986
33,505	—	100,714	93,167	8,118	146	193	168	144	168
191	280	638	401	271	801	2,001	2,004	1,204	490
50	116,484	—	—	—	—	—	—	—	—
110,451	—	—	—	—	—	—	—	—	—

2,245,505	1,427,625	4,534,967	2,998,323	1,759,965	9,065,075	15,808,636	17,582,491	13,178,365	3,542,413
(549,683)	(808,470)	(1,105,698)	(966,900)	(303,617)	(2,208,822)	(3,844,896)	(4,138,561)	(2,889,464)	(862,792)
(7,150)	(513,900)	(20,246)	(12,270)	(8,184)	(30,206)	(52,783)	(58,984)	(45,088)	(10,991)

1,688,672	105,255	3,409,023	2,019,153	1,448,164	6,826,047	11,910,957	13,384,946	10,243,813	2,668,630

6,571,815	5,449,355	21,210,460	13,372,697	1,376,122	20,323,419	35,176,871	39,338,900	30,396,485	7,263,910

—	1,005,868	—	—	—	—	—	44,006	(171,654)	—
6,531,839	—	2,213,162	1,399,004	—	15,857,362	26,188,225	23,204,989	12,971,172	1,429,357
—	16,877,625	—	—	—	—	—	—	—	—
93,620	—	—	—	—	920	2,121	2,880	2,601	297
238,237	—	—	—	—	—	—	—	—	—
8,366	—	—	—	—	—	—	—	—	—
—	31,282,415	—	—	—	—	—	3,134,919	3,728,620	—
48,275,007	—	866,168	4,633,382	—	83,368,680	172,708,246	274,816,584	264,355,284	71,612,492

55,147,069	49,165,908	3,079,330	6,032,386	—	99,226,962	198,898,592	301,203,378	280,886,023	73,042,146

61,718,884	54,615,263	24,289,790	19,405,083	1,376,122	119,550,381	234,075,463	340,542,278	311,282,508	80,306,056

See accompanying notes to financial statements.	159

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund
Years ended December 31,	2017	2016
From operations:
Net investment income (loss)	$4,523,526	3,548,361
Net realized gain (loss)	58,027,933	30,060,125
Change in net unrealized appreciation or depreciation	67,551,995	9,843,937

Net change in net assets resulting from operations	130,103,454	43,452,423
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(920,343)	(591,008)
Class B Shares	(9,179)	—
Premier Shares	(1,167,245)	(651,876)
Legacy Class B Shares	(17,301)	—
Institutional Shares	(2,303,210)	(2,028,362)
Class R-1 Shares	(12,410)	(4,607)
Class R-2 Shares	(92,322)	(42,573)
Class R-3 Shares	(15,163)	(10,086)

	(4,537,173)	(3,328,512)
Net realized gain:
Class A Shares	(9,338,066)	(7,674,228)
Class B Shares	(145,374)	(142,872)
Premier Shares	(10,268,242)	(7,131,325)
Legacy Class B Shares	(256,298)	(292,374)
Institutional Shares	(21,305,639)	(16,563,643)
Class R-1 Shares	(174,985)	(156,880)
Class R-2 Shares	(1,034,116)	(774,321)
Class R-3 Shares	(140,572)	(86,678)

	(42,663,292)	(32,822,321)

Total distributions to shareholders	(47,200,465)	(36,150,833)
From Fund share transactions:
Proceeds from shares sold	43,807,082	245,017,078
Reinvestment of distributions	28,692,322	21,219,246

	72,499,404	266,236,324
Less payments for shares redeemed	(89,217,364)	(230,441,621)

Net increase (decrease) in net assets from Fund share transactions	(16,717,960)	35,794,703

Total increase (decrease) in net assets	66,185,029	43,096,293

Net assets:
Beginning of period	566,971,467	523,875,174

End of period*	$633,156,496	566,971,467

* Including accumulated undistributed net investment income (loss)	$261,666	262,531

160	See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		S&P 500 Index Fund		Small Cap Index Fund
2017	2016	2017	2016	2017	2016	2017	2016

1,193,266	(169,025)	402,918	141,316	23,634,001	18,850,053	4,257,108	3,167,701
39,640,169	3,130,929	14,095,057	(1,515,088)	17,193,017	14,150,118	30,225,549	16,901,845
(7,882,284)	29,271,756	27,380,091	(6,054,546)	238,687,041	102,267,974	34,264,307	65,292,519

32,951,151	32,233,660	41,878,066	(7,428,318)	279,514,059	135,268,145	68,746,964	85,362,065

(327,874)	917	(163,481)	27	(8,309,534)	(7,550,440)	(1,246,738)	(1,069,191)
(29,412)	—	(32,990)	—	(108,227)	(65,897)	(91,619)	(18,787)
(539,559)	(990)	(317,622)	(1)	(10,598,197)	(8,748,091)	(1,738,140)	(1,162,529)
(30,644)	4	(38,485)	—	(166,521)	(164,925)	(171,686)	(66,445)
(202,302)	(28,754)	(110,544)	(13,406)	(3,755,800)	(3,362,119)	(815,781)	(736,660)
(9,816)	—	(7,968)	—	(131,371)	(112,578)	(25,451)	(14,345)
(26,513)	—	(20,718)	—	(396,644)	(334,866)	(66,499)	(47,415)
(7,846)	(672)	(12,344)	(297)	(68,207)	(56,700)	(18,406)	(18,600)

(1,173,966)	(29,495)	(704,152)	(13,677)	(23,534,501)	(20,395,616)	(4,174,320)	(3,133,972)

(11,134,084)	(783,801)	(849,516)	—	(5,439,275)	(4,085,538)	(9,246,648)	(5,484,732)
(1,562,695)	(106,834)	(243,131)	—	(83,316)	(74,194)	(792,937)	(449,528)
(13,902,828)	(919,147)	(1,306,263)	—	(6,503,699)	(4,419,217)	(11,105,260)	(5,840,336)
(1,266,849)	(92,050)	(239,649)	—	(126,711)	(138,053)	(1,425,841)	(845,734)
(5,804,480)	(396,353)	(495,137)	—	(2,354,564)	(1,550,967)	(5,487,599)	(2,911,764)
(473,116)	(32,088)	(57,320)	—	(95,341)	(75,469)	(227,295)	(135,255)
(1,290,816)	(99,680)	(127,185)	—	(272,815)	(196,547)	(546,832)	(318,290)
(321,877)	(24,227)	(57,640)	—	(44,580)	(26,676)	(146,221)	(79,758)

(35,756,745)	(2,454,180)	(3,375,841)	—	(14,920,301)	(10,566,661)	(28,978,633)	(16,065,397)

(36,930,711)	(2,483,675)	(4,079,993)	(13,677)	(38,454,802)	(30,962,277)	(33,152,953)	(19,199,369)

28,725,888	124,592,449	14,021,506	45,404,952	195,484,068	881,284,742	51,151,400	210,121,493
29,016,185	1,982,711	2,415,811	10,849	38,192,871	30,763,744	27,157,949	15,882,087

57,742,073	126,575,160	16,437,317	45,415,801	233,676,939	912,048,486	78,309,349	226,003,580
(45,526,094)	(131,399,498)	(16,254,430)	(50,884,029)	(263,431,753)	(842,109,731)	(74,483,443)	(218,630,685)

12,215,979	(4,824,338)	182,887	(5,468,228)	(29,754,814)	69,938,755	3,825,906	7,372,895

8,236,419	24,925,647	37,980,960	(12,910,223)	211,304,443	174,244,623	39,419,917	73,535,591

292,567,023	267,641,376	125,546,723	138,456,946	1,337,657,881	1,163,413,258	497,766,507	424,230,916

300,803,442	292,567,023	163,527,683	125,546,723	1,548,962,324	1,337,657,881	537,186,424	497,766,507

32,306	—	(1,172,569)	(951,181)	154,627	215,915	(89,050)	(94,035)

See accompanying notes to financial statements.	161

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Index Fund
Years ended December 31,	2017	2016
From operations:
Net investment income (loss)	$6,571,815	5,732,891
Net realized gain (loss)	6,863,696	(3,537,995)
Change in net unrealized appreciation or depreciation	48,283,373	(1,488,251)

Net change in net assets resulting from operations	61,718,884	706,645
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(1,950,483)	(1,807,267)
Class B Shares	(254,239)	(170,182)
Premier Shares	(3,037,345)	(2,538,430)
Legacy Class B Shares	(327,757)	(250,618)
Institutional Shares	(1,306,431)	(1,123,565)
Class R-1 Shares	(74,966)	(62,155)
Class R-2 Shares	(206,960)	(173,849)
Class R-3 Shares	(69,499)	(52,183)

	(7,227,680)	(6,178,249)
Net realized gain:
Class A Shares	—	—
Class B Shares	—	—
Premier Shares	—	—
Legacy Class B Shares	—	—
Institutional Shares	—	—
Class R-1 Shares	—	—
Class R-2 Shares	—	—
Class R-3 Shares	—	—

	—	—

Total distributions to shareholders	(7,227,680)	(6,178,249)
From Fund share transactions:
Proceeds from shares sold	29,397,115	120,197,981
Reinvestment of distributions	5,606,177	4,877,839

	35,003,292	125,075,820
Less payments for shares redeemed	(39,589,311)	(127,324,668)

Net increase (decrease) in net assets from Fund share transactions	(4,586,019)	(2,248,848)

Total increase (decrease) in net assets	49,905,185	(7,720,452)

Net assets:
Beginning of period	251,323,002	259,043,454

End of period*	$301,228,187	251,323,002

* Including accumulated undistributed net investment income (loss)	$(2,107,306)	(1,765,734)

162	See accompanying notes to financial statements.

Equity and Bond Fund		Bond Fund		Tax Advantaged Bond Fund		Money Market Fund
2017	2016	2017	2016	2017	2016	2017	2016

5,449,355	4,275,034	21,210,460	20,305,505	13,372,697	12,988,172	1,376,122	3,231
17,883,493	13,253,972	2,213,162	621,535	1,399,004	821,497	—	—
31,282,415	3,565,761	866,168	1,209,131	4,633,382	(12,139,337)	—	—

54,615,263	21,094,767	24,289,790	22,136,171	19,405,083	1,670,332	1,376,122	3,231

(1,905,917)	(1,530,448)	(4,811,223)	(6,833,251)	(2,453,626)	(5,753,657)	(392,111)	—
(187,064)	(67,629)	(229,714)	(199,736)	(55,146)	(60,869)	(711)	—
(2,301,960)	(1,787,702)	(8,977,426)	(6,398,758)	(10,861,140)	(7,169,709)	(602,304)	(45)
(293,958)	(168,374)	(46,222)	(54,623)	(2,785)	(3,937)	(703)	—
(567,764)	(504,512)	(6,783,512)	(6,466,679)	—	—	(321,444)	(3,166)
(51,081)	(32,045)	(90,281)	(72,795)	—	—	(10,488)	—
(109,422)	(80,079)	(228,701)	(230,264)	—	—	(42,283)	—
(27,652)	(24,512)	(43,381)	(49,399)	—	—	(6,078)	(20)

(5,444,818)	(4,195,301)	(21,210,460)	(20,305,505)	(13,372,697)	(12,988,172)	(1,376,122)	(3,231)

(4,726,824)	(4,302,017)	(475,777)	(118,756)	—	—	—	—
(528,707)	(463,026)	(23,841)	(5,782)	—	—	—	—
(5,744,200)	(4,970,482)	(860,210)	(208,264)	—	—	—	—
(786,148)	(714,486)	(4,235)	(1,399)	—	—	—	—
(1,392,260)	(1,174,456)	(699,421)	(147,904)	—	—	—	—
(141,581)	(119,020)	(9,405)	(2,135)	—	—	—	—
(295,355)	(245,100)	(24,903)	(5,563)	—	—	—	—
(70,227)	(59,458)	(4,557)	(980)	—	—	—	—

(13,685,302)	(12,048,045)	(2,102,349)	(490,783)	—	—	—	—

(19,130,120)	(16,243,346)	(23,312,809)	(20,796,288)	(13,372,697)	(12,988,172)	(1,376,122)	(3,231)

40,743,289	230,780,107	82,720,431	565,933,636	31,786,198	507,177,772	205,048,559	675,197,990
15,865,485	13,558,640	18,342,091	15,882,058	10,952,383	10,182,547	1,349,014	3,188

56,608,774	244,338,747	101,062,522	581,815,694	42,738,581	517,360,319	206,397,573	675,201,178
(65,246,457)	(218,345,186)	(140,077,118)	(520,141,344)	(102,893,709)	(490,356,338)	(269,777,390)	(641,120,285)

(8,637,683)	25,993,561	(39,014,596)	61,674,350	(60,155,128)	27,003,981	(63,379,817)	34,080,893

26,847,460	30,844,982	(38,037,615)	63,014,233	(54,122,742)	15,686,141	(63,379,817)	34,080,893

369,578,499	338,733,517	861,598,080	798,583,847	544,594,624	528,908,483	380,798,680	346,717,787

396,425,959	369,578,499	823,560,465	861,598,080	490,471,882	544,594,624	317,418,863	380,798,680

4,065,343	149,566	—	—	—	—	—	—

See accompanying notes to financial statements.	163

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	LifePath Retirement Fund
Years ended December 31,	2017	2016
From operations:
Net investment income	$20,323,419	18,541,219
Net realized gain (loss)	15,858,282	(626,352)
Change in net unrealized appreciation or depreciation	83,368,680	45,774,802

Net change in net assets resulting from operations	119,550,381	63,689,669
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(7,002,422)	(6,156,396)
Class B Shares	(108,489)	(58,462)
Premier Shares	(14,067,639)	(10,318,079)
Legacy Class B Shares	(52,064)	(40,305)
Institutional Shares	(2,059,762)	(1,732,493)
Class R-1 Shares	(112,317)	(80,895)
Class R-2 Shares	(468,219)	(343,167)
Class R-3 Shares	(33,849)	(29,890)

	(23,904,761)	(18,759,687)
Net realized gain:
Class A Shares	—	—
Class B Shares	—	—
Premier Shares	—	—
Legacy Class B Shares	—	—
Institutional Shares	—	—
Class R-1 Shares	—	—
Class R-2 Shares	—	—
Class R-3 Shares	—	—

	—	—

Total distributions to shareholders	(23,904,761)	(18,759,687)
From Fund share transactions:
Proceeds from shares sold	92,317,750	915,559,360
Reinvestment of distributions	23,661,430	18,576,726

	115,979,180	934,136,086
Less payments for shares redeemed	(221,079,266)	(977,473,687)

Net increase (decrease) in net assets from Fund share transactions	(105,100,086)	(43,337,601)

Total increase (decrease) in net assets	(9,454,466)	1,592,381

Net assets:
Beginning of period	1,254,724,070	1,253,131,689

End of period*	$1,245,269,604	1,254,724,070

* Including accumulated undistributed net investment income (loss)	$2,303,220	5,883,642

164	See accompanying notes to financial statements.

LifePath 2020 Fund		LifePath 2030 Fund		LifePath 2040 Fund		LifePath 2050 Fund
2017	2016	2017	2016	2017	2016	2017	2016

35,176,871	32,199,647	39,338,900	35,468,209	30,396,485	27,605,871	7,263,910	6,301,255
26,190,346	1,653,127	23,251,875	897,599	12,802,119	954,947	1,429,654	17,851
172,708,246	82,462,982	277,951,503	103,617,601	268,083,904	87,511,716	71,612,492	21,799,414

234,075,463	116,315,756	340,542,278	139,983,409	311,282,508	116,072,534	80,306,056	28,118,520

(12,848,134)	(14,968,633)	(16,648,691)	(19,154,144)	(14,391,200)	(15,026,374)	(4,940,103)	(4,968,701)
(242,921)	(243,554)	(396,829)	(504,165)	(413,693)	(471,338)	—	—
(17,235,798)	(19,901,807)	(16,263,543)	(17,397,589)	(8,076,956)	(7,208,087)	(1,988,682)	(1,901,972)
(116,422)	(158,328)	(123,469)	(165,308)	(122,680)	(146,295)	—	—
(3,547,278)	(4,369,589)	(4,830,205)	(5,527,534)	(6,248,481)	(6,551,556)	—	—
(238,434)	(322,582)	(468,831)	(570,767)	(384,281)	(371,135)	(166,327)	(159,745)
(924,487)	(1,100,712)	(1,212,706)	(1,306,774)	(968,235)	(994,850)	(306,718)	(314,717)
(50,585)	(72,170)	(82,101)	(95,353)	(119,576)	(126,196)	—	—

(35,204,059)	(41,137,375)	(40,026,375)	(44,721,634)	(30,725,102)	(30,895,831)	(7,401,830)	(7,345,135)

(8,297,908)	(16,895,610)	(8,130,497)	(19,386,774)	(5,236,767)	(14,841,413)	(798,827)	(3,990,387)
(185,037)	(446,599)	(204,733)	(569,148)	(159,181)	(544,957)	—	—
(10,382,911)	(19,318,365)	(7,417,241)	(15,588,602)	(2,759,342)	(6,687,671)	(300,524)	(1,321,484)
(85,509)	(234,914)	(68,416)	(222,936)	(50,891)	(205,842)	—	—
(2,192,882)	(4,083,237)	(2,256,372)	(4,782,133)	(2,184,972)	(5,644,824)	—	—
(174,299)	(411,410)	(254,020)	(658,896)	(153,218)	(453,232)	(29,089)	(145,418)
(628,922)	(1,237,813)	(616,858)	(1,335,126)	(369,403)	(1,009,173)	(52,159)	(258,519)
(32,621)	(69,902)	(39,788)	(83,865)	(43,701)	(111,754)	—	—

(21,980,089)	(42,697,850)	(18,987,925)	(42,627,480)	(10,957,475)	(29,498,866)	(1,180,599)	(5,715,808)

(57,184,148)	(83,835,225)	(59,014,300)	(87,349,114)	(41,682,577)	(60,394,697)	(8,582,429)	(13,060,943)

199,779,517	1,331,482,644	269,941,347	1,244,541,196	225,869,924	748,115,551	76,267,239	184,840,684
57,020,077	83,462,452	58,926,932	86,991,415	41,630,695	60,187,233	8,394,593	12,747,017

256,799,594	1,414,945,096	328,868,279	1,331,532,611	267,500,619	808,302,784	84,661,832	197,587,701
(376,714,678)	(1,399,042,798)	(372,054,740)	(1,195,821,948)	(270,920,902)	(694,348,600)	(79,538,208)	(139,997,450)

(119,915,084)	15,902,298	(43,186,461)	135,710,663	(3,420,283)	113,954,184	5,123,624	57,590,251

56,976,231	48,382,829	238,341,517	188,344,958	266,179,648	169,632,021	76,847,251	72,647,828

2,114,732,629	2,066,349,800	2,235,516,373	2,047,171,415	1,653,485,459	1,483,853,438	390,933,284	318,285,456

2,171,708,860	2,114,732,629	2,473,857,890	2,235,516,373	1,919,665,107	1,653,485,459	467,780,535	390,933,284

782,169	807,236	642,351	1,156,699	411,955	650,531	79,295	84,837

See accompanying notes to financial statements.	165

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

State Farm Mutual Fund Trust (the “Trust”) has 15 separate investment portfolios (the “Funds”). The Trust is registered under the Investment Company Act of 1940 as an open-end, management investment company. Each Fund has its own investment objective, investment policies, restrictions, and attendant risks and is diversified as defined in the Investment Company Act of 1940. Each Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, “Financial Services-Investment Companies.” State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The State Farm Equity Fund (the “Equity Fund”) seeks long-term growth of capital. The Equity Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of large capitalization companies.

The State Farm Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund”) seeks long-term growth of capital. For approximately one-half of the Fund’s portfolio, the Fund primarily invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small capitalization companies. For the remaining approximately one-half of the Fund’s portfolio, the Fund invests in shares of the iShares Core S&P Mid-Cap ETF.

The performance of the Small/Mid Cap Equity Fund is directly affected by the performance of its underlying investments. The Small/Mid Cap Equity Fund through its investment in the iShares Core S&P Mid-Cap ETF is subject to the risks of the iShares Core S&P Mid-Cap ETF. As of December 31, 2017, the Small/Mid Cap Equity Fund invested 51.70% of its total assets in the iShares Core S&P Mid-Cap ETF. Financial statements for the iShares Core S&P Mid-Cap ETF are available, without charge, on the SEC’s website at sec.gov.

The State Farm International Equity Fund (the “International Equity Fund”) seeks long-term growth of capital. The International Equity Fund invests its assets primarily in securities issued by foreign companies.

The State Farm S&P 500 Index Fund (the “S&P 500 Index Fund”) seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500® Index. Under normal operating conditions, the S&P 500 Index Fund seeks to invest at least 90% of its total assets in substantially all of the securities that make up the S&P 500 Index in proportions that match, approximately, the weightings of the S&P 500 Index. The S&P 500 Index tracks the common stock performance of 500 large U.S. companies.

The State Farm Small Cap Index Fund (the “Small Cap Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000® Small Stock Index (the “Russell 2000“). Under normal operating conditions, the Small Cap Index Fund seeks to invest at least 90% of its net assets in stocks that are represented in the Russell 2000 Index in weights that approximate the relative composition of the securities contained in the index. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The State Farm International Index Fund (the “International Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the MSCI Europe, Australasia and Far East Free Index (the “EAFE® Free”). Under normal operating conditions, the International Index Fund seeks to invest at least 90% of its net assets in stocks that are represented in the EAFE Free Index in weights that approximate the relative composition of the securities contained in the index. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 15 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

The State Farm Equity and Bond Fund (the “Equity and Bond Fund”) seeks long-term growth of principal while providing some current income. The Equity and Bond Fund invests in the Institutional shares of the State Farm Equity Fund and State Farm Bond Fund of the Trust.

The State Farm Bond Fund (the “Bond Fund”) seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. Under normal circumstances, the Fund typically invests at least 80% of its net assets plus any borrowings in investment grade bonds or bonds determined to be of comparable quality by SFIMC.

The State Farm Tax Advantaged Bond Fund (the “Tax Advantaged Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Tax Advantaged Bond Fund normally invests so that either (1) 80% or more of the Tax Advantaged Bond Fund’s net investment income is exempt from regular federal income tax or (2) 80% or more of the Tax Advantaged Bond Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

The State Farm Money Market Fund (the “Money Market Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. Under normal conditions, the Money Market Fund invests its assets primarily (at least 99.5%) in debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities, cash, and repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

The State Farm LifePath® Retirement Fund (the “LifePath Retirement Fund”) seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Retirement Fund will be broadly diversified across global asset classes.

The State Farm LifePath 2020 Fund (the “LifePath 2020 Fund”) seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2020 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

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NOTES TO FINANCIAL STATEMENTS (continued)

The State Farm LifePath 2030 Fund (the “LifePath 2030 Fund”) seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2030 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The State Farm LifePath 2040 Fund (the “LifePath 2040 Fund”) seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2040 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The State Farm LifePath 2050 Fund (the “LifePath 2050 Fund”) seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2050 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds are collectively defined as the “LifePath Funds.” Each LifePath Fund invests its assets primarily in a combination of equity (including real estate investment trusts) and bond exchange-traded funds (“ETFs”) and a money market fund (the “LifePath Underlying Funds”) in proportion to each Fund’s own comprehensive investment strategy. The LifePath Funds attempt to manage the investment risk in each strategy for investors whose time horizons correspond to the decade in the LifePath Fund’s name, except for the LifePath Retirement Fund which is designed for investors who are currently withdrawing, or who plan to begin withdrawing, a substantial portion of their investment in the near future.

The performance of a LifePath Fund is directly affected by the performance of its LifePath Underlying Funds. In addition, the LifePath Funds, through their investments in the LifePath Underlying Funds, are subject to the risks of the LifePath Underlying Funds. As of December 31, 2017 the LifePath Funds invested 25% or more of their total assets in the following LifePath Underlying Funds:

Fund	iShares Russell 1000 ETF	iShares Core U.S. Aggregate Bond ETF
LifePath Retirement Fund	—	50.76%
LifePath 2020 Fund	25.51%	44.83%
LifePath 2030 Fund	36.98%	25.45%
LifePath 2040 Fund	46.48%	—
LifePath 2050 Fund	49.99%	—

Financial statements for the LifePath Underlying Funds noted in the preceding table are available, without charge, on the SEC’s website at sec.gov.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Multi-class Fund Structure

Each Fund, other than the Tax Advantaged Bond Fund and LifePath 2050 Fund, offers eight classes of shares. The Tax Advantaged Bond Fund offers four classes of shares: Class A, Premier, Class B and Legacy Class B. The LifePath 2050 Fund offers four classes of shares: Class A, Premier, Class R-1 and Class R-2. Effective May 1, 2015, Class B shares and Legacy Class B shares are no longer available for purchase by new investors or by existing shareholders. Fund shareholders who own Class B shares or Legacy Class B shares may continue to exchange those shares for Class B or Legacy Class B shares of other Funds but may not purchase new Class B or Legacy Class B shares after May 1, 2015. Except for new investments in the Money Market Fund, Class A and Premier shares are offered to investors subject to an initial sales charge. The maximum offering price for Class A and Premier shares of each Fund, other than the Money Market Fund, the Bond Fund and the Tax Advantaged Bond Fund, is computed by dividing the Net Asset Value (“NAV”) by 0.95. The maximum offering price for Class A and Premier shares of the Bond Fund and the Tax Advantaged Bond Fund is computed by dividing the NAV by 0.97. Class B and Legacy Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A and Premier shares and a contingent deferred sales charge payable upon certain redemptions. Class B and Legacy Class B shares automatically convert to Class A or Premier shares depending upon the value of the account and related accounts at the time of conversion eight years after issuance. Institutional shares are offered to institutional investors, including certain insurance companies, defined contribution plans and defined benefit plans, and may be used as a funding vehicle for certain IRAs. Class R-1, R-2 and R-3 shares are available for purchase or exchange only by certain qualified purchasers as defined in the prospectus for Class R-1, R-2, and R-3 shares. Institutional, Class R-1, R-2 and R-3 shares are not subject to an initial sales charge or a contingent deferred sales charge.

Effective May 23, 2016, Legacy Class A shares were renamed Premier shares. Premier shares are available to shareholders with account balance(s) equal to or greater than $100,000. Specifically, effective May 23, 2016:

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

•	Legacy Class A shareholders with account balance(s) in Legacy Class A and/or Class A shares with a total value equal to or greater than $100,000 converted to Premier shares.

•	Legacy Class A shareholders with account balance(s) in Legacy Class A and/or Class A shares with a total value less than $100,000 converted to Class A shares.

•	Class A shareholders with account balance(s) in Class A shares with a total value equal to or greater than $100,000 converted to Premier shares.

Effective April 1, 2017, State Farm VP Management Corp. (“VP Management Corp.”) agreed to waive the receipt of sales charges for Class A, Premier, Class B and Legacy Class B shares. VP Management Corp. will discontinue waiving the receipt of sales charges if and when VP Management Corp. permits its Registered Representatives to resume their sales and servicing roles with respect to Fund shares and Fund shareholders.

Investment income and certain Fund level expenses and expense reductions, if any, are borne pro rata on the basis of fair value of settled shares outstanding for the Bond, Tax Advantaged Bond and Money Market Funds and, indirectly, the Equity and Bond Fund, and relative net assets for all other Funds. Realized and unrealized gains and losses are borne pro rata on the basis of relative net assets for all Funds. However, each class bears certain expenses unique to that class such as distribution services and certain other class specific expenses. Differences in class expenses may result in the payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class specific arrangements.

Fund Share Valuation

The offering price of the shares of each Fund, other than Money Market Fund, is its NAV, plus an initial sales charge on the Class A and Premier shares. The offering price of the Money Market Fund and all Funds’ Class B, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares is the NAV. A separate NAV is calculated for each class of each Fund.

The NAV for each class of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually at 3:00 p.m., Central Time) on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

Securities Valuation

All investments in securities are recorded at their fair value. For more information refer to Note 3 Securities Valuation.

Securities Transactions and Investment Income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Expenses arising in connection with a specific share class are allocated to that class. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

Income Taxes and Distributions to Shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes.

For more information refer to Note 5 Income Taxes and Distributions to Shareholders.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2017. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS (continued)

Commitments and Contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Securities Purchased on a “When-issued” Basis

The Tax Advantaged Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Tax Advantaged Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment canceled. At December 31, 2017, the Tax Advantaged Bond Fund did not have any when-issued securities.

Short Sales

The S&P 500 Index Fund, Small Cap Index Fund and the International Index Fund may enter into covered short sale transactions to dispose of certain securities received as part of involuntary corporate actions (e.g., corporate mergers, spin-offs, distributions) that are no longer included in the respective benchmark indices. These transactions are designed to help minimize the impact these non-index securities have on the overall performance of these Funds.

New Accounting Pronouncement

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. This update requires certain premiums on callable debt securities to be amortized to the earliest call date. The amendments will be applied on a modified-retrospective basis and are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, the Trust’s management is evaluating the impact this pronouncement may have on the Trust’s financial statements, if any.

3.	Securities Valuation

Investments are valued at fair value pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board”). The valuation procedures assign to SFIMC the responsibility for determining fair value using the processes and factors as outlined in the valuation procedures. If SFIMC cannot determine fair value based on the valuation procedures, the Board or the Executive Committee of the Board will determine fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible to the Funds for identical assets or liabilities.

•	Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

•	Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include SFIMC’s own data.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. Changes in valuation techniques may result in transfers into or out of an assigned level within the fair value hierarchy. The end of the reporting period method is used for determining when transfers between levels of the fair value hierarchy are deemed to have occurred.

Stocks, closed-end registered investment companies and ETFs traded on securities exchanges, or in an over-the-counter (“OTC”) market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities, U.S. Treasury bills, and short-term municipal variable rate demand notes are generally valued using quotations provided by an independent pricing service. All of the securities of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Spot and forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potential global development or a significant change in one or more U.S. securities indices. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may use an independent statistical fair value service to assist in determining value, or SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, ETFs, index futures or other financial instruments in the U.S. or other markets. All securities valued based on SFIMC’s reasonable judgment are subsequently reported to the Board on a quarterly basis.

SFIMC reviews the pricing methodologies of the Funds’ approved pricing vendors, including understanding a vendor’s key inputs and assumptions in valuing securities. SFIMC also engages in transaction back-testing with respect to portfolio securities sold by the Funds to compare unrealized gains and losses to realized gains and losses.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets and liabilities as of December 31, 2017:

	Investments in Securities				Derivative Instruments

Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity Fund					$—	$—	$—	$—
Common Stocks (a)	$625,502,228	$—	$—	$625,502,228
Short-term Investments	8,008,549	—	—	8,008,549
Small/Mid Cap Equity Fund					—	—	—	—
Common Stocks (a)	142,858,323	—	—	142,858,323
Exchange-Traded Funds	156,060,079	—	—	156,060,079
Short-term Investments	2,065,620	—	—	2,065,620
International Equity Fund					—	—	—	—
Common Stocks (a)	159,479,045	971,462	—	160,450,507
Preferred Stocks (a)	234,028	—	—	234,028
Short-term Investments	1,422,205	—	—	1,422,205
S&P 500 Index Fund					220,750	—	—	220,750
Common Stocks (a)	1,513,725,528	—	—	1,513,725,528
Short-term Investments	32,073,816	—	—	32,073,816
Small Cap Index Fund					18,522	—	—	18,522
Common Stocks (a)	529,557,665	39,298	0	529,596,963
Short-term Investments	6,489,394	—	—	6,489,394
International Index Fund					16,348	—	—	16,348
Common Stocks (a)	297,721,987	789,430	0	298,511,417
Preferred Stocks (a)	1,727,737	—	—	1,727,737
Equity and Bond Fund					—	—	—	—
Registered Investment Companies	391,338,079	—	—	391,338,079

(a) Industry classification and/or country is disclosed in the Schedules of Investments.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Investments in Securities				Derivative Instruments

Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Bond Fund					$—	$—	$—	$—
Corporate Bonds (a)	—	$549,319,128	—	$549,319,128
Agency Commercial Mortgage-Backed Securities	—	110,185,267	—	110,185,267
Agency Mortgage-Backed Securities	—	23,713,329	—	23,713,329
Agency Notes & Bonds	—	2,220,475	—	2,220,475
U.S. Treasury Obligations	—	109,495,051	—	109,495,051
Short-term Investments	23,701,570	—	—	23,701,570
Tax Advantaged Bond Fund					—	—	—	—
Long-term Municipal Bonds	—	478,029,899	—	478,029,899
Short-term Municipal Variable Rate Demand Notes	—	4,775,000	—	4,775,000
Short-term Investments	1,867,369	—	—	1,867,369
Money Market Fund					—	—	—	—
Short-term Investments	947,858	316,223,232	—	317,171,090
LifePath Retirement Fund					—	—	—	—
Exchange-Traded Funds	1,244,897,821	—	—	1,244,897,821
Short-term Investments	1,481,943	—	—	1,481,943
LifePath 2020 Fund					—	—	—	—
Exchange-Traded Funds	2,170,303,521	—	—	2,170,303,521
Short-term Investments	2,755,429	—	—	2,755,429
LifePath 2030 Fund					—	—	—	—
Exchange-Traded Funds	2,472,568,510	—	—	2,472,568,510
Short-term Investments	2,276,757	—	—	2,276,757
LifePath 2040 Fund					—	—	—	—
Exchange-Traded Funds	1,916,506,182	—	—	1,916,506,182
Short-term Investments	4,032,487	—	—	4,032,487
LifePath 2050 Fund					—	—	—	—
Exchange-Traded Funds	467,035,818	—	—	467,035,818
Short-term Investments	975,666	—	—	975,666

(a) Industry classification and/or country is disclosed in the Schedules of Investments.

On December 31, 2016, the International Equity Fund and International Index Fund used data provided by an independent statistical fair value service to fair value common stocks and preferred stocks primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange in accordance with valuation procedures approved by the Trust’s Board of Trustees, and were therefore valued using Level 2 inputs. On December 31, 2017, all of the common stocks and preferred stocks in the International Equity Fund and International Index Fund (except for International Equity Fund’s holdings listed on the Sao Paulo Stock Exchange and International Index Fund’s holdings listed on the Tel-Aviv Stock Exchange which did not trade on the last day of the period because the exchanges were closed), were valued at last traded price because the Trust’s valuation procedures did not require the use of the independent statistical fair value service. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks valued on December 31, 2017 at $91,723,531 were transferred from Level 2 to Level 1 in the International Equity Fund and $285,670,643 of common stocks and preferred stocks were transferred from Level 2 to Level 1 in the International Index Fund.

For the remaining Funds, there were no transfers of securities between Level 1 and Level 2 as of December 31, 2017 as compared to December 31, 2016.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Small Cap Index Fund Investments in Securities (a)
Balance as of December 31, 2016	$46,177
Realized gain (loss)	46,469
Change in unrealized appreciation (depreciation)	(46,177)
Purchases	—
Issuances	—
Sales	(46,469)
Transfers in	—
Transfers out	—

Balance as of December 31, 2017	$—

(a) Using the end of the reporting period method for determining when transfers between levels are recognized.

The International Index Fund did not hold any Level 3 securities valued at other than zero as of December 31, 2016 or for the year ended December 31, 2017. The remaining Funds (other than the Small Cap Index Fund, as noted in the preceding table) did not hold any Level 3 securities as of December 31, 2016 or for the year ended December 31, 2017.

Derivative instruments, such as futures and foreign currency contracts, are valued at the unrealized appreciation (depreciation) of the instrument. For more information, see Note 4 Derivative Instruments.

4.	Derivative Instruments

The S&P 500 Index Fund, Small Cap Index Fund and International Index Fund are subject to equity price risk in the normal course of pursuing their investment objectives. These Funds entered into stock index futures contracts to gain exposure to market fluctuations, as the use of these instruments was more efficient or cost effective than actually buying the underlying securities. These contracts obligated those Funds to make or take delivery of a derivative instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses from these contracts are reflected in the Statements of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared futures contracts. Daily fluctuations in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Upon entering into a futures contract, these Funds bore the risk of futures contracts’ prices moving unexpectedly, in which case, the Funds might not have been able to achieve the anticipated benefits of the futures contract and might realize a loss. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearing house, as the ultimate counterparty to all exchange traded futures, guarantees the futures against default.

The International Equity and International Index Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. In an attempt to decrease exposure to this risk, both Funds may engage in portfolio hedging with the objective to protect against variations in exchange rates. Portfolio hedging involves the selling of forward foreign currency contracts with respect to the actual or anticipated portfolio security position denominated or quoted in the particular currency. These Funds bear the market risk that arise from changes in foreign currency rates and the potential for any credit risk should a counterparty fail to perform under a forward foreign currency contract, and as a result, might realize a loss. As of December 31, 2017, neither Fund has entered into a forward foreign currency contract.

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NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2017, the fair values of derivative instruments, which are also disclosed in the Schedules of Investments, were as follows:

		Asset Derivatives			Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	Value		Statements of Assets and Liabilities Location	Value

		Variation Margin;			Variation Margin;

S&P 500 Index Fund	Stock Index Futures Contracts	Analysis of Net Assets - Net Unrealized Appreciation	$220,750	(a)	Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$220,750			$—

		Variation Margin;			Variation Margin;

Small Cap Index Fund	Stock Index Futures Contracts	Analysis of Net Assets - Net Unrealized Appreciation	$18,522	(a)	Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$18,522			$—

		Variation Margin;			Variation Margin;

International Index Fund	Stock Index Futures Contracts	Analysis of Net Assets - Net Unrealized Appreciation	$16,348	(a)	Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$16,348			$—

(a) Represents cumulative unrealized gain or loss on futures contracts. Variation margin disclosed on the Statements of Assets and Liabilities is for the last day of the period.

As of December 31, 2017, the effect of derivative instruments on the Statements of Operations was as follows:

Fund	Derivatives not accounted for as hedging instruments	Amount of Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
S&P 500 Index Fund	Stock Index Futures Contracts	$8,997,660	$(442,773)
Small Cap Index Fund	Stock Index Futures Contracts	613,921	54,432
International Index Fund	Stock Index Futures Contracts	238,237	8,366

As of December 31, 2017, the average quarterly balance of outstanding derivative instruments was as follows:

	Futures Contracts
Fund	Average Number of Contracts Purchased	Average Notional Value of Contracts Purchased
S&P 500 Index Fund	412	$49,261,530
Small Cap Index Fund	116	8,168,511
International Index Fund	37	2,373,810

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, the International Equity Fund and International Index Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including certain forward foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Collateral and margin requirements differ by type of derivative. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts). For financial reporting purposes, cash and non-cash collateral that has been pledged to cover obligations of a Fund, if any, are noted in the Schedules of Investments. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities is based on contractual netting/set-off provisions in the ISDA Master Agreement; however, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable.

The Funds did not invest in any portfolio securities or enter into any derivative transactions with gross exposure on the Statement of Assets and Liabilities that could be netted subject to netting agreements as of December 31, 2017.

5.	Income Taxes and Distributions to Shareholders

As of December 31, 2017, the Trust’s management has completed a review of uncertain tax positions taken by the Funds and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, as of December 31, 2017, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2017, aggregate unrealized gains and losses for all investments based on cost for federal income tax purposes for the Funds were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Equity Fund	$470,101,160	$171,106,124	$(7,696,507)	$163,409,617
Small/Mid Cap Equity Fund	265,432,841	42,905,715	(7,354,534)	35,551,181
International Equity Fund	122,922,157	42,632,153	(3,447,570)	39,184,583
S&P 500 Index Fund	767,590,519	799,190,766	(20,761,191)	778,429,575
Small Cap Index Fund	360,443,747	217,430,558	(41,769,426)	175,661,132
International Index Fund	221,119,670	104,956,658	(25,820,826)	79,135,832
Equity and Bond Fund	318,940,864	72,397,215	—	72,397,215
Bond Fund	812,426,969	11,249,589	(5,041,738)	6,207,851
Tax Advantaged Bond Fund	470,552,278	14,827,358	(707,368)	14,119,990
Money Market Fund	317,171,090	—	—	—
LifePath Retirement Fund	1,135,675,995	110,703,769	—	110,703,769
LifePath 2020 Fund	1,940,345,667	232,713,283	—	232,713,283
LifePath 2030 Fund	2,112,837,122	362,008,145	—	362,008,145
LifePath 2040 Fund	1,581,268,642	339,270,027	—	339,270,027
LifePath 2050 Fund	381,265,115	86,746,369	—	86,746,369

The differences, if any, between the cost of investments for federal income tax purposes and the cost of investments reflected on the Schedules of Investments may relate to one or more of the following: return of capital transactions, mark-to-market of Passive Foreign Investment Companies (“PFICs”), mark-to-market of non-PFICs, wash sales and open futures contracts unrealized gain (loss).

The Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, LifePath 2020 Fund, LifePath 2030 Fund, LifePath 2040 Fund and LifePath 2050 Fund declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond Fund, Tax Advantaged Bond Fund and Money Market Fund declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

The LifePath Retirement Fund declares and distributes dividends quarterly and capital gain distributions, if any, at least annually.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

After utilizing capital loss carryforwards to offset realized capital gains in 2017, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. As of December 31, 2017, if not applied, the carryforwards will expire as follows:

		Year of Expiration	Non Expiring
Fund	Utilized in 2017	2018	Short-term	Long-term	Total Capital Loss Carryforwards
International Equity Fund	$7,387,229	$—	$—	$—	$—
International Index Fund	3,849,234	4,077,752	483,492	8,587,469	13,148,713
Tax Advantaged Bond Fund	865,748	—	—	—	—
LifePath Retirement Fund	13,398,159	—	—	—	—

The International Index Fund had a capital loss carryforward of $7,747,891 that expired in 2017 and was reclassified from accumulated net realized gain (loss) to paid-in-capital on the Statement of Assets and Liabilities.

Capital losses incurred on or after January 1, 2011 are permitted to carry forward indefinitely. These losses must be utilized prior to losses incurred before January 1, 2011. Therefore, any losses incurred prior to 2011 may be more likely to expire unused.

As of December 31, 2017, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Equity Fund	$4,573,398	$15,584,425	$163,409,617	$—	$183,567,440
Small/Mid Cap Equity Fund	1,326,889	3,410,642	35,551,181	—	40,288,712
International Equity Fund	147,660	1,744,565	39,199,285	—	41,091,510
S&P 500 Index Fund	861,221	4,901,345	778,429,578	—	784,192,144
Small Cap Index Fund	767,018	3,146,392	175,661,133	(14,305)	179,560,238
International Index Fund	151,200	—	79,166,931	(13,148,713)	66,169,418
Equity and Bond Fund	4,065,343	12,633,810	72,397,215	—	89,096,368
Bond Fund	—	360,680	6,207,851	—	6,568,531
Tax Advantaged Bond Fund	—	363,580	14,119,990	—	14,483,570
Money Market Fund	—	—	—	—	—
LifePath Retirement Fund	2,303,220	1,298,008	110,703,768	—	114,304,996
LifePath 2020 Fund	799,134	8,357,981	232,713,282	—	241,870,397
LifePath 2030 Fund	664,886	6,932,253	362,008,146	—	369,605,285
LifePath 2040 Fund	418,089	4,225,923	339,270,026	—	343,914,038
LifePath 2050 Fund	439,168	221,080	86,746,369	—	87,406,617

The difference between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2017 relates to one or more of the following: short-term capital gains, foreign currency contracts, mark-to-market of PFICs, mark-to-market of non-PFICs, post-October loss deferrals, and return of capital transactions.

From November 1, 2017 through December 31, 2017, the Small Cap Index incurred $14,305 in specified losses. As permitted by the Internal Revenue Code, the Funds intend to elect to defer these losses and treat them as arising on January 1, 2018.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the timing of the recognition of net realized losses, net operating losses, the timing of Fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications for permanent differences among certain of its capital accounts without impacting its net asset value.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2017, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Accumulated Undistributed Net Investment Income (Loss)
Equity Fund	$—	$(12,782)	$—	$12,782
Small/Mid Cap Equity Fund	279	(13,285)	—	13,006
International Equity Fund	(3,144)	(76,702)	—	79,846
S&P 500 Index Fund	—	160,788	—	(160,788)
Small Cap Index Fund	—	77,803	—	(77,803)
International Index Fund	(7,747,941)	7,433,648	—	314,293
Equity and Bond Fund	910,768	(4,822,008)	—	3,911,240
LifePath Retirement Fund	—	(920)	—	920
LifePath 2020 Fund	—	(2,121)	—	2,121
LifePath 2030 Fund	—	(173,127)	—	173,127
LifePath 2040 Fund	—	(90,041)	—	90,041
LifePath 2050 Fund	—	(132,378)	—	132,378

The tax character of distributions was designated as follows for the years ended December 31, 2017 and December 31, 2016.

2017	Tax Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Equity Fund	$—	$14,987,811	$32,212,654	$47,200,465
Small/Mid Cap Equity Fund	—	12,099,742	24,830,969	36,930,711
S&P 500 Index Fund	—	27,376,697	11,078,105	38,454,802
Small Cap Index Fund	—	7,514,720	25,638,233	33,152,953
Equity and Bond Fund	—	5,466,410	13,663,710	19,130,120
Tax Advantaged Bond Fund	13,343,737	28,960	—	13,372,697
LifePath 2020 Fund	—	35,581,022	21,603,126	57,184,148
LifePath 2030 Fund	—	40,252,737	18,761,563	59,014,300
LifePath 2040 Fund	—	31,243,242	10,439,335	41,682,577
LifePath 2050 Fund	—	7,868,588	713,841	8,582,429

2016	Tax Exempt Income	Ordinary Income	Long-term Capital Gain	Total
S&P 500 Index Fund	$—	$21,300,240	$9,662,037	$30,962,277
Small Cap Index Fund	—	3,255,231	15,944,138	19,199,369
Bond Fund	—	20,305,909	490,379	20,796,288
Tax Advantaged Bond Fund	12,975,805	12,367	—	12,988,172

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statement of Changes in Net Assets for the years ended December 31, 2017 and December 31, 2016.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

6.	Fees and Other Transactions with Affiliates

Investment Advisory and Management Services Agreement

The Trust has entered into an investment advisory and management services agreement with SFIMC, which serves as the Trust’s investment adviser and conducts the business and affairs of the Trust. Each Fund pays SFIMC an investment advisory and management services fee based upon that Fund’s average daily net assets. The fee is accrued daily and paid to SFIMC monthly.

Equity Fund	0.60%	Tax Advantaged Bond Fund	0.10%
Small/Mid Cap Equity Fund	0.80%	Money Market Fund	0.10%
International Equity Fund	0.80%	LifePath Retirement Fund (c)	0.28% on the first $5 billion
S&P 500 Index Fund (a) (b)	0.13% on the first $500 million		0.24% on the next $10 billion
	0.12% on the next $250 million		0.21% on amounts exceeding $15 billion
	0.11% on the next $250 million	LifePath 2020 Fund (c)	0.28% on the first $5 billion
	0.085% on the next $2 billion		0.24% on the next $10 billion
	0.06% on amounts exceeding $3 billion		0.21% on amounts exceeding $15 billion
Small Cap Index Fund (a) (b)	0.15% on the first $150 million	LifePath 2030 Fund (c)	0.28% on the first $5 billion
	0.13% on the next $850 million		0.24% on the next $10 billion
	0.105% on the next $2 billion		0.21% on amounts exceeding $15 billion
	0.08% on amounts exceeding $3 billion	LifePath 2040 Fund (c)	0.28% on the first $5 billion
International Index Fund (a) (b)	0.16% on the first $150 million		0.24% on the next $10 billion
	0.14% on the next $850 million		0.21% on amounts exceeding $15 billion
	0.115% on the next $2 billion	LifePath 2050 Fund (c)	0.28% on the first $5 billion
	0.09% on amounts exceeding $3 billion		0.24% on the next $10 billion
Equity and Bond Fund	None		0.21% on amounts exceeding $15 billion
Bond Fund	0.10%

(a)   Through April 30, 2016, the investment advisory and management services fees for the S&P 500 Index Fund, Small Cap Index Fund and International Index Fund were 0.18%, 0.33% and 0.48%, respectively.

(b)   For purposes of calculating the breakpoints in the preceding table, the assets of the following funds are combined: Large Cap Equity Index Fund of the State Farm Variable Product Trust and the S&P 500 Index Fund; Small Cap Equity Index Fund of the State Farm Variable Product Trust and the Small Cap Index Fund; International Equity Index Fund of the State Farm Variable Product Trust and the International Index Fund.

(c) The assets of all of the LifePath Funds are aggregated for purposes of calculating the investment advisory and management services fee applicable to each LifePath Fund.

SFIMC does not receive an investment advisory and management services fee for performing its services for the Equity and Bond Fund. However, SFIMC receives investment advisory and management services fees from managing the underlying funds into which the Equity and Bond Fund invests. The Equity and Bond Fund pays no sales loads or similar compensation to SFIMC to acquire shares of each Fund in which it invests. Because the underlying funds have varied expenses and fee levels and the Equity and Bond Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Equity and Bond Fund will vary.

SFIMC has engaged Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) as the investment sub-advisers to provide day-to-day portfolio management for the Equity Fund; Bridgeway as the investment sub-adviser to provide day-to-day portfolio management for approximately one-half of the Small/Mid Cap Equity Fund; Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund and BlackRock Fund Advisors (“BlackRock”) as the investment sub-adviser to provide day-to-day portfolio management for the LifePath Funds, S&P 500 Index Fund, Small Cap Index Fund and International Index Fund. Effective May 1, 2017, Rainier Investment Management, LLC (“Rainier”) ceased serving as investment sub-adviser to the Small/ Mid Cap Equity Fund.

In accordance with the investment objective of the Fund or Funds each sub-advises, Bridgeway, Westwood, Marsico, Northern Cross and BlackRock determine which securities to buy and sell, select the brokers and dealers to effect the transactions, and negotiate commissions. Bridgeway’s, Westwood’s, Rainier’s, Marsico’s, Northern Cross’s, BlackRock’s, and Northern Trust’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds for the services of the sub-advisers.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2017, the following fees were earned by Bridgeway, Westwood, Rainier, Marsico, Northern Cross and BlackRock for providing sub-advisory services (although not all amounts indicated were paid during that period):

Fund	Bridgeway	Westwood	Rainier (a)	Marsico	Northern Cross	BlackRock
Equity Fund	$1,239,886	$971,538	$—	$—	$—	$—
Small/Mid Cap Equity Fund	853,642	—	272,991	—	—	—
International Equity Fund	—	—	—	382,355	432,426	—
S&P 500 Index Fund	—	—	—	—	—	230,161
Small Cap Index Fund	—	—	—	—	—	172,697
International Index Fund	—	—	—	—	—	126,384
LifePath Retirement Fund	—	—	—	—	—	328,007
LifePath 2020 Fund	—	—	—	—	—	564,995
LifePath 2030 Fund	—	—	—	—	—	621,920
LifePath 2040 Fund	—	—	—	—	—	471,964
LifePath 2050 Fund	—	—	—	—	—	114,039

Total Sub-Advisory Fees	$2,093,528	$971,538	$272,991	$382,355	$432,426	$2,630,167

(a) Effective May 1, 2017, Rainier ceased serving as investment sub-adviser to the Small/Mid Cap Equity Fund.

Distribution and Shareholder Services Agreements

The Trust has entered into a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with VP Management Corp. Under terms of this plan, each Fund pays VP Management Corp. an annual fee based on a specified percentage of average daily net assets, up to the following amounts (not all Funds offer all classes shown):

Fund	Class A	Class B	Premier	Legacy Class B	Class R-1	Class R-2
Small Cap Index Fund	0.25%	0.80%	0.25%	0.65%	0.50%	0.30%
Bond Fund	0.25%	0.65%	0.25%	0.65%	0.50%	0.30%
Tax Advantaged Bond Fund	0.25%	0.65%	0.25%	0.65%
Money Market Fund	0.15%	0.55%	0.15%	0.55%	0.40%	0.20%
LifePath 2030 Fund	0.25%	0.45%	0.25%	0.65%	0.50%	0.30%
LifePath 2040 Fund	0.25%	0.45%	0.25%	0.65%	0.50%	0.30%
All Other Funds	0.25%	0.95%	0.25%	0.65%	0.50%	0.30%

Effective April 1, 2017, for each Fund, VP Management Corp. agreed to waive all distribution and service (12b-1) fees for Class A, Class B, Premier, Legacy Class B, Class R-1 and Class R-2 shares.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The annual fee amount is payable to VP Management Corp. by each Fund only to the extent VP Management Corp. has incurred distribution expenses to be reimbursed. Any distribution expenses incurred by VP Management Corp. and not otherwise reimbursed by the Funds under the distribution plan can be carried forward and reimbursed in a later time period in amounts not to exceed the annual fee percentages outlined above. At December 31, 2017, VP Management Corp. had not been reimbursed for the following amounts (the TOTAL below is the cumulative amount of unreimbursed distribution expenses incurred since the commencement of operations of the Trust, although the total amount incurred by Fund depends upon the timing of commencement of the applicable section of the distribution plan for each such Fund and its classes):

Equity Fund	$12,766,882	Tax Advantaged Bond Fund	$19,951,287

Small/Mid Cap Equity Fund	12,101,129	Money Market Fund	18,610,539

International Equity Fund	9,346,886	LifePath Retirement Fund	22,094,629

S&P 500 Index Fund	35,037,422	LifePath 2020 Fund	41,117,420

Small Cap Index Fund	18,403,473	LifePath 2030 Fund	32,865,563

International Index Fund	13,486,366	LifePath 2040 Fund	23,464,776

Equity and Bond Fund	14,696,264	LifePath 2050 Fund	3,633,389

Bond Fund	24,145,927	TOTAL	$301,721,952

The Trust has a separate shareholder services agreement with SFIMC. Each Fund, except the Equity and Bond Fund, pays SFIMC a fee of 0.25% of average daily net assets of Class A, Class B, Legacy Class B and Institutional shares and, for the current year, 0.32% of Class R-1, Class R-2 and Class R-3 shares. Effective May 21, 2016, the Premier shares of each Fund, except the Equity and Bond Fund, pays SFIMC a fee of 0.15% of average daily net assets. Prior to May 21, 2016, the Premier shares of each Fund were the Legacy Class A shares and, except for the Equity and Bond Fund, paid SFIMC a fee of 0.25% of average daily net assets. The Equity and Bond Fund does not directly pay SFIMC any shareholder services fee for Class A, Class B, Premier, Legacy Class B or Institutional shares and, for the current year, directly pays 0.07% of average daily net assets of Class R-1, Class R-2 and Class R-3 shares. However, SFIMC receives a shareholder services fee from managing the Equity Fund and Bond Fund into which the Equity and Bond Fund invests. Additionally, SFIMC receives proceeds from the account fee imposed on certain shareholders of the Trust which is paid by redeeming shares from the shareholder’s account.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Expense Reduction Agreements

For all Funds, SFIMC has contractually agreed to reimburse each Class if, and to the extent, the Class’s total annual operating expenses exceed the percentage of each Class’s average daily net assets (“expense reimbursement threshold” or “ERT”) indicated in the table below, excluding acquired fund fees and expenses. The ERTs in the table are based on applicable maximum possible fees and expenses. Any increase or decrease in 12b-1 distribution fees for a share class of a Fund will increase or decrease the applicable ERT by a corresponding amount. With respect to the Equity and Bond Fund, SFIMC has contractually agreed to reimburse all expenses directly incurred by each Class other than 12b-1 distribution fees, shareholder services fees directly incurred by the Fund and acquired fund fees and expenses. SFIMC may not discontinue these agreements to reimburse each class before April 30, 2018, without the consent of the Board. Prior-year reimbursements and waivers, if any, are not subject to recapture. Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

Effective May 1, 2017, SFIMC contractually agreed to waive 0.29% of investment advisory and management services fees for each share class of the Small/Mid Cap Equity Fund producing a net fee of 0.51% (0.80% - 0.29%). SFIMC may not discontinue this waiver before April 30, 2018, without the consent of the Board.

Effective April 1, 2017, for each Fund, VP Management Corp. agreed to waive all distribution and service (12b-1) fees for Class A, Class B, Premier, Legacy Class B, Class R-1 and Class R-2 shares as noted in the Distribution and Shareholder Services Agreements table. This arrangement is voluntary and may be eliminated by VP Management Corp. at any time.

Effective April 1, 2017, the ERT for each Fund was as follows (except for the Small/Mid Cap Equity Fund which was effective May 1, 2017):

Fund	Class A	Class B	Premier	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3
Equity Fund	0.95%	0.95%	0.85%	0.95%	0.95%	1.02%	1.02%	1.02%
Small/Mid Cap Equity Fund (a)	0.86%	0.86%	0.76%	0.86%	0.86%	0.93%	0.93%	0.93%
International Equity Fund	1.25%	1.25%	1.15%	1.25%	1.25%	1.32%	1.32%	1.32%
S&P 500 Index Fund	0.48%	0.48%	0.38%	0.48%	0.48%	0.55%	0.55%	0.55%
Small Cap Index Fund	0.50%	0.50%	0.40%	0.50%	0.50%	0.57%	0.57%	0.57%
International Index Fund	0.61%	0.61%	0.51%	0.61%	0.61%	0.68%	0.68%	0.68%
Equity and Bond Fund	0.00%	0.00%	(0.10)%	0.00%	0.00%	0.07%	0.07%	0.07%
Bond Fund	0.45%	0.45%	0.35%	0.45%	0.45%	0.52%	0.52%	0.52%
Tax Advantaged Bond Fund	0.45%	0.45%	0.35%	0.45%	—	—	—	—
Money Market Fund	0.45%	0.45%	0.35%	0.45%	0.45%	0.52%	0.52%	0.52%
LifePath Retirement Fund	0.63%	0.63%	0.53%	0.63%	0.63%	0.70%	0.70%	0.70%
LifePath 2020 Fund	0.63%	0.63%	0.53%	0.63%	0.63%	0.70%	0.70%	0.70%
LifePath 2030 Fund	0.63%	0.63%	0.53%	0.63%	0.63%	0.70%	0.70%	0.70%
LifePath 2040 Fund	0.63%	0.63%	0.53%	0.63%	0.63%	0.70%	0.70%	0.70%
LifePath 2050 Fund	0.63%	—	0.53%	—	—	0.70%	0.70%	—

(a)   From April 1, 2017 to April 30, 2017, the ERT for Small/Mid Cap Equity Fund Class A, Class B, Premier, Legacy Class B, Class R-1 and Class R-2 was 1.15%, 1.15%, 1.05%, 1.15%, 1.22%, and 1.22%, respectively.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Prior to April 1, 2017, the ERT for each Fund were as follows:

Fund	Class A	Class B	Premier	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3
Equity Fund (a)	1.20%	1.90%	1.10%	1.60%	0.95%	1.52%	1.32%	1.02%
Small/Mid Cap Equity Fund (a)	1.40%	2.10%	1.30%	1.80%	1.15%	1.72%	1.52%	1.22%
International Equity Fund (a)	1.50%	2.20%	1.40%	1.90%	1.25%	1.82%	1.62%	1.32%
S&P 500 Index Fund (b) (c)	0.73%	1.43%	0.63%	1.13%	0.48%	1.05%	0.85%	0.55%
Small Cap Index Fund (c) (d)	0.75%	1.30%	0.65%	1.15%	0.50%	1.07%	0.87%	0.57%
International Index Fund (c) (e)	0.86%	1.56%	0.76%	1.26%	0.61%	1.18%	0.98%	0.68%
Equity and Bond Fund (a)	0.25%	0.95%	0.15%	0.65%	—	0.57%	0.37%	0.07%
Bond Fund (a)	0.70%	1.10%	0.60%	1.10%	0.45%	1.02%	0.82%	0.52%
Tax Advantaged Bond Fund (a)	0.70%	1.10%	0.60%	1.10%
Money Market Fund (a)	0.60%	1.00%	0.50%	1.00%	0.45%	0.92%	0.72%	0.52%
LifePath Retirement Fund (f)	0.88%	1.58%	0.78%	1.28%	0.63%	1.20%	1.00%	0.70%
LifePath 2020 Fund (f)	0.88%	1.58%	0.78%	1.28%	0.63%	1.20%	1.00%	0.70%
LifePath 2030 Fund (f)	0.88%	1.08%	0.78%	1.28%	0.63%	1.20%	1.00%	0.70%
LifePath 2040 Fund (f)	0.88%	1.08%	0.78%	1.28%	0.63%	1.20%	1.00%	0.70%
LifePath 2050 Fund (f)	0.88%		0.78%			1.20%	1.00%

(a)   Through May 20, 2016, the ERT for the Premier shares of the Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and Money Market Fund was 1.20%, 1.40%, 1.50%, 0.25%, 0.70%, 0.70% and 0.60%, respectively.

(b)   Through April 30, 2016, the ERT for the S&P 500 Index Fund Class A, Class B, Legacy Class B, Institutional, Class R-1, Class R-2, and Class R-3 was 0.78%, 1.48%, 1.18%, 0.53%, 1.10%, 0.90% and 0.60%.

(c)   Through April 30, 2016, the ERT for the Premier shares of the S&P 500 Index Fund, Small Cap Index Fund and International Index Fund was 0.78%, 0.93%. and 1.18%. From May 1, 2016 to May 20, 2016, the ERT for the Premier shares of the S&P 500 Index Fund, Small Cap Index Fund and International Index Fund was 0.73%, 0.75% and 0.86%.

(d)   Through April 30, 2016, the ERT for Small Cap Index Fund Class A, Class B, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 was 0.93%, 1.48%, 1.33%, 0.68%, 1.25%, 1.05%, and 0.75%.

(e)   Through April 30, 2016, the ERT for International Index Fund Class A, Class B, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 was 1.18%, 1.88%, 1.58%, 0.93%, 1.50%, 1.30% and 1.00%.

(f) From January 1, 2016 to May 20, 2016, the ERT for the Premier shares of each of the LifePath Retirement Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund was 0.88%.
Effective May 21, 2016, to ensure that the Premier shares of the Equity and Bond Fund are subject to a shareholder services fee of 0.15% of average daily net assets of the Equity and Bond Fund through its investment in the Institutional shares of the Equity Fund and Bond Fund, SFIMC agreed to waive fees in the amount of 0.10% of the average daily net assets of Equity and Bond Fund Premier shares. This SFIMC waiver may be terminated by SFIMC with 60 days notice to the Trust.

SFIMC and VP Management Corp. have agreed to waive their fees to the extent necessary to prevent the Money Market Fund’s net investment income from decreasing below zero. This arrangement is voluntary and may be eliminated by SFIMC or VP Management Corp. at any time.

Related Party Disclosure

As of December 31, 2017, State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, owned more than 10% of the outstanding shares of each Class of the following Funds:

Fund	Class A	Class B	Premier	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3
Small/Mid Cap Equity Fund	10.89%	84.96%	18.92%	80.10%	—	33.86%	12.09%	51.24%
International Equity Fund	26.67%	94.73%	38.02%	95.42%	18.29%	56.71%	25.32%	56.19%
Small Cap Index Fund	—	84.56%	18.12%	85.11%	—	35.51%	14.53%	55.95%
International Index Fund	12.15%	89.50%	20.05%	90.99%	—	43.60%	16.05%	50.55%
Equity and Bond Fund	—	82.15%	10.25%	84.11%	—	32.79%	15.60%	67.22%
Bond Fund	—	59.99%	—	—	—	29.01%	10.89%	59.42%
LifePath 2050 Fund	—	—	—	—	—	10.76%	—	—

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Line of Credit

Auto Company, the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. The S&P 500 Index Fund, Small Cap Index Fund and International Index Fund may not borrow money from Auto Company under the agreement. Auto Company will not lend more than $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. The Funds did not borrow under the Line of Credit Agreement during the year ended December 31, 2017.

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

7.	Investment Transactions

For the year ended December 31, 2017, investment transactions (exclusive of short-term instruments) were as follows:

Fund	Purchases (excluding U.S. Government Obligations)		Sales/ Maturities (excluding U.S. Government Obligations)		Purchases of U.S. Government Obligations	Sales/ Maturities of U.S. Government Obligations
Equity Fund	$316,085,896		$374,565,872		$—	$—
Small/Mid Cap Equity Fund	267,052,027		286,394,779		—	—
International Equity Fund	64,834,920		68,038,628		—	—
S&P 500 Index Fund	36,943,457		44,334,556		—	—
Small Cap Index Fund	70,563,618		95,406,299		—	—
International Index Fund	10,542,255		14,454,856		—	—
Equity and Bond Fund	12,300,000		22,750,000		—	—
Bond Fund	122,037,227		173,722,838		16,875,313	17,000,000
Tax Advantaged Bond Fund	4,021,468		55,803,993		—	—
LifePath Retirement Fund	41,332,529	(a)	148,564,654	(a)	—	—
LifePath 2020 Fund	146,732,760	(a)	290,336,009	(a)	—	—
LifePath 2030 Fund	146,088,735	(a)	211,738,056	(a)	—	—
LifePath 2040 Fund	109,170,610	(a)	127,661,898	(a)	—	—
LifePath 2050 Fund	26,249,967	(a)	24,343,665	(a)	—	—

(a)   Purchases and sales relate primarily to investments in iShares ETFs. BlackRock, as subadviser to the LifePath Funds, is an affiliate of the LifePath Funds. BlackRock or its affiliates serve as the investment adviser to each of the iShares ETFs.

Cross trades for the year ended December 31, 2017 were executed by the S&P 500 Index Fund pursuant to Rule 17a-7 under the Investment Company Act of 1940 with other mutual funds that are affiliated with BlackRock, but are not part of the State Farm family of funds. Cross trading is the buying or selling of portfolio securities between funds. At its regularly scheduled quarterly meetings, the Board of Trustees reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

8.	Fund Share Transactions

At December 31, 2017, the Funds were authorized to issue an unlimited number of shares (no par value) in an unlimited number of classes. Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following number of shares and dollars by class (effective May 23, 2016, Legacy Class A shares were renamed Premier shares):

Year ended December 31, 2017:

	Class A Dollar Amounts				Class A Share Amounts
2017	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$12,287,380	$10,242,868	$29,756,861	$(7,226,613)	1,209,616	958,214	2,867,012	(699,182)
Small/Mid Cap Equity Fund	10,537,994	10,052,071	17,593,079	2,996,986	853,291	843,293	1,404,460	292,124
International Equity Fund	3,610,196	736,513	7,194,585	(2,847,876)	300,819	56,874	602,269	(244,576)
S&P 500 Index Fund	57,515,438	13,720,233	108,424,311	(37,188,640)	3,173,351	693,023	5,907,664	(2,041,290)
Small Cap Index Fund	13,164,216	9,716,349	32,818,511	(9,937,946)	754,121	535,935	1,845,865	(555,809)
International Index Fund	6,996,378	1,706,647	16,438,162	(7,735,137)	582,247	129,895	1,349,498	(637,356)
Equity and Bond Fund	13,779,655	6,004,394	27,297,289	(7,513,240)	1,172,506	494,460	2,302,508	(635,542)
Bond Fund	15,240,480	5,074,334	43,025,779	(22,710,965)	1,356,661	451,028	3,826,512	(2,018,823)
Tax Advantaged Bond Fund	5,267,031	2,297,678	23,021,697	(15,456,988)	445,466	194,212	1,948,523	(1,308,845)
Money Market Fund	56,807,756	385,188	77,925,823	(20,732,879)	56,807,754	385,187	77,925,823	(20,732,882)
LifePath Retirement Fund	25,968,448	6,978,105	84,583,642	(51,637,089)	2,050,634	539,042	6,652,502	(4,062,826)
LifePath 2020 Fund	66,145,515	21,125,692	169,762,751	(82,491,544)	4,560,179	1,412,253	11,652,996	(5,680,564)
LifePath 2030 Fund	98,018,547	24,759,555	199,664,946	(76,886,844)	6,286,880	1,507,882	12,729,578	(4,934,816)
LifePath 2040 Fund	88,015,418	19,617,048	153,666,360	(46,033,894)	5,325,956	1,109,784	9,215,754	(2,780,014)
LifePath 2050 Fund	44,804,864	5,733,548	56,122,047	(5,583,635)	3,912,486	463,101	4,844,185	(468,598)

	Class B Dollar Amounts				Class B Share Amounts
2017	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$33,525	$153,910	$806,677	$(619,242)	3,202	14,533	78,898	(61,163)
Small/Mid Cap Equity Fund	4,904	213,223	615,004	(396,877)	434	19,688	53,778	(33,656)
International Equity Fund	—	14,233	206,500	(192,267)	—	1,129	18,225	(17,096)
S&P 500 Index Fund	93,100	190,980	2,457,824	(2,173,744)	5,178	9,563	133,671	(118,930)
Small Cap Index Fund	14,175	129,075	584,282	(441,032)	856	7,326	34,198	(26,016)
International Index Fund	3,000	26,157	413,776	(384,619)	227	1,988	34,335	(32,120)
Equity and Bond Fund	5,173	123,340	472,907	(344,394)	464	10,130	40,184	(29,590)
Bond Fund	12,698	106,031	1,030,448	(911,719)	1,142	9,430	91,687	(81,115)
Tax Advantaged Bond Fund	—	52,649	466,795	(414,146)	—	4,449	39,429	(34,980)
Money Market Fund	251,270	691	374,265	(122,304)	251,272	691	374,265	(122,302)
LifePath Retirement Fund	7,148	108,360	2,153,177	(2,037,669)	572	8,294	168,024	(159,158)
LifePath 2020 Fund	14,537	427,726	5,872,652	(5,430,389)	1,037	28,726	405,142	(375,379)
LifePath 2030 Fund	78,035	601,038	7,291,439	(6,612,366)	5,218	36,716	465,839	(423,905)
LifePath 2040 Fund	17,322	572,517	7,670,188	(7,080,349)	1,078	32,474	465,334	(431,782)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Premier Shares Dollar Amounts				Premier Shares Share Amounts
2017	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$19,620,841	$11,218,140	$19,887,420	$10,951,561	1,805,299	998,869	1,861,466	942,702
Small/Mid Cap Equity Fund	10,715,017	11,348,207	13,162,709	8,900,515	872,124	976,610	1,083,722	765,012
International Equity Fund	5,766,070	992,927	4,678,074	2,080,923	479,791	75,854	393,614	162,031
S&P 500 Index Fund	91,214,563	16,874,211	101,100,303	6,988,471	4,973,700	847,094	5,494,448	326,346
Small Cap Index Fund	23,232,703	10,316,745	21,703,955	11,845,493	1,322,475	574,741	1,247,237	649,979
International Index Fund	13,255,426	2,397,017	14,154,347	1,498,096	1,095,015	182,830	1,172,804	105,041
Equity and Bond Fund	20,879,526	7,120,594	28,751,007	(750,887)	1,740,555	578,829	2,397,712	(78,328)
Bond Fund	26,680,742	9,486,882	68,383,621	(32,215,997)	2,373,908	842,700	6,078,717	(2,862,109)
Tax Advantaged Bond Fund	26,519,167	8,599,292	79,364,820	(44,246,361)	2,249,840	727,642	6,723,767	(3,746,285)
Money Market Fund	94,354,715	588,032	125,273,444	(30,330,697)	94,354,715	588,032	125,273,444	(30,330,697)
LifePath Retirement Fund	49,142,373	13,852,330	107,625,758	(44,631,055)	3,788,647	1,045,821	8,286,651	(3,452,183)
LifePath 2020 Fund	98,978,098	27,478,737	141,198,071	(14,741,236)	6,847,047	1,846,692	9,740,238	(1,046,499)
LifePath 2030 Fund	120,403,559	23,613,470	105,777,226	38,239,803	7,698,255	1,438,095	6,738,095	2,398,255
LifePath 2040 Fund	77,008,519	10,795,770	43,256,479	44,547,810	4,597,276	607,906	2,589,350	2,615,832
LifePath 2050 Fund	21,650,941	2,150,090	12,650,793	11,150,238	1,876,282	176,522	1,092,580	960,224

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2017	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$7,233	$273,597	$2,216,863	$(1,936,033)	669	24,385	209,875	(184,821)
Small/Mid Cap Equity Fund	26,236	231,442	1,105,589	(847,911)	2,367	22,021	99,932	(75,544)
International Equity Fund	750	12,457	273,363	(260,156)	66	971	24,095	(23,058)
S&P 500 Index Fund	54,142	293,138	7,242,525	(6,895,245)	3,035	14,533	391,675	(374,107)
Small Cap Index Fund	67,183	225,438	2,252,107	(1,959,486)	4,096	12,897	133,248	(116,255)
International Index Fund	14,627	28,924	613,478	(569,927)	1,281	2,191	50,791	(47,319)
Equity and Bond Fund	—	167,139	1,559,473	(1,392,334)	—	13,571	130,908	(117,337)
Bond Fund	11,971	50,027	873,127	(811,129)	1,066	4,440	77,584	(72,078)
Tax Advantaged Bond Fund	—	2,764	40,397	(37,633)	—	234	3,413	(3,179)
Money Market Fund	187,129	696	280,896	(93,071)	187,130	696	280,895	(93,069)
LifePath Retirement Fund	12,388	52,052	1,260,865	(1,196,425)	965	3,895	96,501	(91,641)
LifePath 2020 Fund	200	201,891	4,239,123	(4,037,032)	13	13,415	291,331	(277,903)
LifePath 2030 Fund	30,461	191,861	4,260,695	(4,038,373)	1,966	11,600	271,476	(257,910)
LifePath 2040 Fund	10,946	173,545	4,362,594	(4,178,103)	673	9,706	261,819	(251,440)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2017	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$8,094,430	$5,334,238	$31,450,818	$(18,022,150)	793,366	496,209	3,064,650	(1,775,075)
Small/Mid Cap Equity Fund	5,074,811	5,576,977	8,055,427	2,596,361	396,764	452,677	628,779	220,662
International Equity Fund	2,838,065	492,084	2,298,749	1,031,400	236,175	37,564	192,769	80,970
S&P 500 Index Fund	36,402,098	6,105,352	31,472,634	11,034,816	1,996,018	305,406	1,717,596	583,828
Small Cap Index Fund	11,111,112	6,021,905	12,130,075	5,002,942	626,156	329,246	681,335	274,067
International Index Fund	6,729,980	1,198,584	5,341,351	2,587,213	547,688	91,067	438,268	200,487
Equity and Bond Fund	4,066,240	1,952,610	5,037,139	981,711	342,277	160,420	432,734	69,963
Bond Fund	37,880,442	3,310,740	23,469,346	17,721,836	3,369,598	294,425	2,084,337	1,579,686
Money Market Fund	47,775,736	315,795	57,436,131	(9,344,600)	47,775,737	315,795	57,436,131	(9,344,599)
LifePath Retirement Fund	12,448,526	2,058,161	16,806,315	(2,299,628)	955,688	155,456	1,283,653	(172,509)
LifePath 2020 Fund	18,408,248	5,736,682	27,848,941	(3,704,011)	1,265,310	382,446	1,903,882	(256,126)
LifePath 2030 Fund	27,995,971	7,086,704	25,006,719	10,075,956	1,778,616	428,717	1,593,407	613,926
LifePath 2040 Fund	40,080,706	8,433,400	35,999,039	12,515,067	2,407,259	472,483	2,151,391	728,351

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2017	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$665,668	$187,395	$1,379,509	$(526,446)	66,137	17,514	132,134	(48,483)
Small/Mid Cap Equity Fund	451,888	304,558	642,530	113,916	38,613	27,339	55,032	10,920
International Equity Fund	338,931	27,847	608,414	(241,636)	29,039	2,170	54,207	(22,998)
S&P 500 Index Fund	2,553,344	226,711	3,955,028	(1,174,973)	140,289	11,398	216,534	(64,847)
Small Cap Index Fund	782,914	159,316	1,231,767	(289,537)	43,977	8,812	70,286	(17,497)
International Index Fund	384,212	41,849	617,701	(191,640)	31,460	3,180	50,590	(15,950)
Equity and Bond Fund	436,171	127,460	480,051	83,580	37,735	10,637	41,460	6,912
Bond Fund	778,397	71,026	1,036,589	(187,166)	69,187	6,312	92,102	(16,603)
Money Market Fund	1,480,340	10,383	1,964,326	(473,603)	1,480,340	10,383	1,964,326	(473,603)
LifePath Retirement Fund	936,984	112,317	2,551,420	(1,502,119)	73,552	8,635	198,046	(115,859)
LifePath 2020 Fund	3,642,062	412,733	8,651,677	(4,596,882)	252,493	27,719	596,875	(316,663)
LifePath 2030 Fund	5,875,112	722,851	12,074,315	(5,476,352)	379,915	44,292	775,657	(351,450)
LifePath 2040 Fund	5,851,859	537,499	8,852,931	(2,463,573)	354,675	30,540	534,901	(149,686)
LifePath 2050 Fund	3,182,081	174,006	3,519,860	(163,773)	277,542	14,033	305,479	(13,904)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2017	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$2,495,105	$1,126,438	$3,391,673	$229,870	244,012	105,670	335,973	13,709
Small/Mid Cap Equity Fund	1,625,122	1,138,992	3,584,464	(820,350)	135,835	98,699	300,431	(65,897)
International Equity Fund	917,079	109,677	942,767	83,989	77,617	8,482	78,666	7,433
S&P 500 Index Fund	6,733,896	669,459	8,305,384	(902,029)	370,100	33,845	458,233	(54,288)
Small Cap Index Fund	2,119,571	519,092	2,987,922	(349,259)	121,152	28,632	172,169	(22,385)
International Index Fund	1,447,597	173,053	1,888,086	(267,436)	119,523	13,200	157,512	(24,789)
Equity and Bond Fund	1,514,523	338,914	1,573,633	279,804	129,982	28,219	135,271	22,930
Bond Fund	1,985,496	224,058	2,163,013	46,541	176,569	19,938	192,562	3,945
Money Market Fund	3,996,787	42,154	6,433,479	(2,394,538)	3,996,786	42,154	6,433,479	(2,394,539)
LifePath Retirement Fund	3,600,823	466,256	5,726,843	(1,659,764)	274,150	35,047	439,751	(130,554)
LifePath 2020 Fund	12,314,414	1,553,410	18,274,999	(4,407,175)	851,961	104,396	1,260,596	(304,239)
LifePath 2030 Fund	16,763,128	1,829,564	17,301,679	1,291,013	1,073,409	111,763	1,101,857	83,315
LifePath 2040 Fund	13,675,798	1,337,639	16,074,770	(1,061,333)	825,070	75,744	968,280	(67,466)
LifePath 2050 Fund	6,629,353	336,949	7,245,508	(279,206)	575,486	27,130	625,799	(23,183)

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2017	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$602,900	$155,736	$327,543	$431,093	53,748	14,474	32,129	36,093
Small/Mid Cap Equity Fund	289,916	150,715	767,292	(326,661)	23,186	12,405	57,175	(21,584)
International Equity Fund	550,415	30,073	51,978	528,510	42,029	2,299	4,188	40,140
S&P 500 Index Fund	917,487	112,787	473,744	556,530	50,437	5,656	24,517	31,576
Small Cap Index Fund	659,526	70,029	774,824	(45,269)	38,587	3,825	40,671	1,741
International Index Fund	565,895	33,946	122,410	477,431	42,931	2,578	10,169	35,340
Equity and Bond Fund	62,001	31,034	74,958	18,077	5,289	2,581	6,499	1,371
Bond Fund	130,205	18,993	95,195	54,003	11,576	1,688	8,528	4,736
Money Market Fund	194,826	6,075	89,026	111,875	194,827	6,075	89,026	111,876
LifePath Retirement Fund	201,060	33,849	371,246	(136,337)	15,504	2,560	28,407	(10,343)
LifePath 2020 Fund	276,443	83,206	866,464	(506,815)	18,936	5,562	60,977	(36,479)
LifePath 2030 Fund	776,534	121,889	677,721	220,702	49,688	7,369	44,219	12,838
LifePath 2040 Fund	1,209,356	163,277	1,038,541	334,092	71,676	9,046	60,588	20,134

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The following reflects the conversion of shares between classes (reflected as Sales and Redemptions) for the year ended December 31, 2017 (effective May 23, 2016, Legacy Class A shares were renamed Premier shares).

Fund	Class A Dollar Amounts from Class B	Class A Share Amounts from Class B	Class A Dollar Amounts from Premier	Class A Share Amounts from Premier	Class A Dollar Amounts from Legacy Class B	Class A Share Amounts from Legacy Class B	Class A Dollar Amounts from Class R-2	Class A Share Amounts from Class R-2
Equity Fund	$542,435	52,634	$—	—	$1,452,254	143,447	$1,393,355	135,175
Small/Mid Cap Equity Fund	324,343	26,036	—	—	738,667	59,532	1,646,047	133,955
International Equity Fund	115,357	9,780	—	—	181,048	15,677	255,530	20,529
S&P 500 Index Fund	1,591,132	86,658	—	—	5,695,363	312,884	1,677,583	91,055
Small Cap Index Fund	381,963	21,630	154	11	1,802,654	102,854	582,864	33,253
International Index Fund	264,238	21,841	—	—	471,874	39,278	334,531	26,833
Equity and Bond Fund	206,208	17,589	—	—	1,158,657	98,448	600,397	50,953
Bond Fund	580,209	51,549	—	—	530,935	47,190	250,292	22,132
Tax Advantaged Bond Fund	104,629	8,822	—	—	30,076	2,538	—	—
Money Market Fund	30,537	30,537	(500)	(500)	106,287	106,287	969,079	969,079
LifePath Retirement Fund	1,296,189	101,572	—	—	891,614	70,194	132,511	10,285
LifePath 2020 Fund	3,486,181	238,747	(3,918)	(284)	3,079,879	212,608	4,195,969	289,780
LifePath 2030 Fund	4,762,790	302,181	—	—	3,234,936	207,180	2,630,024	166,021
LifePath 2040 Fund	5,082,075	307,265	—	—	3,400,783	206,260	2,474,136	147,089
LifePath 2050 Fund	—	—	—	—	—	—	1,407,141	119,752

Fund	Premier Dollar Amounts from Class A	Premier Share Amounts from Class A	Class R-2 Dollar Amounts from Class R-1	Class R-2 Share Amounts from Class R-1
Equity Fund	$12,800,130	1,166,544	$1,017,184	97,724
Small/Mid Cap Equity Fund	6,746,828	544,470	394,886	33,402
International Equity Fund	3,384,933	277,250	207,715	17,614
S&P 500 Index Fund	48,562,892	2,623,933	2,006,696	110,679
Small Cap Index Fund	13,333,174	750,750	760,753	43,388
International Index Fund	7,324,666	598,338	345,794	28,771
Equity and Bond Fund	11,877,394	980,859	295,430	25,358
Bond Fund	12,717,849	1,130,666	531,523	47,191
Tax Advantaged Bond Fund	7,525,140	639,240	—	—
Money Market Fund	11,360,640	11,360,640	181,487	181,487
LifePath Retirement Fund	25,748,926	1,977,899	1,288,672	97,221
LifePath 2020 Fund	58,167,720	4,000,933	5,441,220	374,309
LifePath 2030 Fund	83,824,656	5,327,897	7,409,267	474,623
LifePath 2040 Fund	58,146,774	3,447,777	4,497,784	271,065
LifePath 2050 Fund	15,239,381	1,310,494	1,826,452	157,958

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Year ended December 31, 2016 (effective May 23, 2016, Legacy Class A shares were renamed Premier shares; since commencement of investment operations on May 16, 2016 for the LifePath 2050 Fund Premier Shares):

	Class A Dollar Amounts				Class A Share Amounts
2016	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$97,727,895	$8,251,976	$115,601,587	$(9,621,716)	10,825,906	877,869	12,744,735	(1,040,960)
Small/Mid Cap Equity Fund	55,568,590	693,861	65,774,570	(9,512,119)	5,247,606	57,341	6,148,539	(843,592)
International Equity Fund	19,314,236	(27)	27,797,125	(8,482,916)	1,886,116	(3)	2,712,314	(826,201)
S&P 500 Index Fund	400,821,445	11,612,982	441,114,896	(28,680,469)	25,821,185	687,158	28,260,707	(1,752,364)
Small Cap Index Fund	114,980,068	6,100,964	87,418,308	33,662,724	8,038,470	357,622	5,993,934	2,402,158
International Index Fund	51,721,758	1,601,607	66,409,528	(13,086,163)	4,846,207	149,404	6,203,707	(1,208,096)
Equity and Bond Fund	100,343,113	5,310,121	124,114,449	(18,461,215)	9,132,675	477,540	11,259,147	(1,648,932)
Bond Fund	155,343,887	6,272,157	368,598,918	(206,982,874)	13,595,853	549,170	32,229,839	(18,084,816)
Tax Advantaged Bond Fund	74,705,167	4,594,610	420,615,436	(341,315,659)	6,199,617	381,538	34,804,822	(28,223,667)
Money Market Fund	298,596,227	—	365,292,020	(66,695,793)	298,596,227	—	365,292,019	(66,695,792)
LifePath Retirement Fund	227,057,809	6,124,967	719,912,647	(486,729,871)	19,014,825	502,063	60,265,438	(40,748,550)
LifePath 2020 Fund	418,502,527	31,690,897	958,268,927	(508,075,503)	30,341,990	2,298,105	69,387,400	(36,747,305)
LifePath 2030 Fund	441,859,764	38,281,572	823,063,727	(342,922,391)	30,725,018	2,627,425	57,172,447	(23,820,004)
LifePath 2040 Fund	344,414,524	29,735,813	392,323,230	(18,172,893)	23,265,306	1,955,017	26,409,992	(1,189,669)
LifePath 2050 Fund	81,095,129	8,905,321	124,873,480	(34,873,030)	7,985,994	848,931	12,288,901	(3,453,976)

	Class B Dollar Amounts				Class B Share Amounts
2016	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$210	$142,528	$561,111	$(418,373)	23	15,309	61,974	(46,642)
Small/Mid Cap Equity Fund	7,264	18,798	504,966	(478,904)	749	1,689	50,901	(48,463)
International Equity Fund	—	—	219,164	(219,164)	—	—	22,175	(22,175)
S&P 500 Index Fund	101,778	139,798	2,288,044	(2,046,468)	6,297	8,209	144,484	(129,978)
Small Cap Index Fund	32,184	82,400	644,775	(530,191)	2,008	4,961	44,244	(37,275)
International Index Fund	2,792	23,012	429,156	(403,352)	268	2,141	40,146	(37,737)
Equity and Bond Fund	7,764	101,917	572,638	(462,957)	738	9,149	51,583	(41,696)
Bond Fund	94,258	95,901	948,732	(758,573)	8,245	8,395	83,107	(66,467)
Tax Advantaged Bond Fund	16,122	48,432	4,100,421	(4,035,867)	1,335	4,030	339,157	(333,792)
Money Market Fund	457,512	—	468,107	(10,595)	457,512	—	468,106	(10,594)
LifePath Retirement Fund	36,002	58,341	2,719,591	(2,625,248)	3,093	4,727	225,328	(217,508)
LifePath 2020 Fund	45,626	689,571	6,180,299	(5,445,102)	3,363	50,260	449,736	(396,113)
LifePath 2030 Fund	43,315	1,071,763	7,632,345	(6,517,267)	2,950	73,813	528,088	(451,325)
LifePath 2040 Fund	74,153	1,015,498	8,331,082	(7,241,431)	5,108	66,985	560,065	(487,972)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Premier Shares Dollar Amounts				Premier Shares Share Amounts
2016	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$100,803,560	$7,629,477	$91,518,347	$16,914,690	10,639,379	775,351	9,669,592	1,745,138
Small/Mid Cap Equity Fund	58,118,714	727,514	51,455,730	7,390,498	5,550,943	61,502	4,964,044	648,401
International Equity Fund	22,977,367	—	17,957,048	5,020,319	2,216,302	—	1,733,765	482,537
S&P 500 Index Fund	428,228,194	12,992,438	352,359,492	88,861,140	27,159,979	764,263	22,454,754	5,469,488
Small Cap Index Fund	81,858,205	5,575,231	111,290,009	(23,856,573)	5,645,791	329,896	7,820,625	(1,844,938)
International Index Fund	60,925,256	1,992,114	48,705,033	14,212,337	5,690,234	186,178	4,549,377	1,327,035
Equity and Bond Fund	121,150,651	5,896,759	83,705,183	43,342,227	10,869,182	524,651	7,517,296	3,876,537
Bond Fund	361,225,800	6,240,361	121,277,420	246,188,741	31,519,594	544,704	10,605,690	21,458,608
Tax Advantaged Bond Fund	432,449,880	5,536,781	65,144,538	372,842,123	35,834,354	462,042	5,470,090	30,826,306
Money Market Fund	292,309,402	42	203,139,661	89,169,783	292,309,402	42	203,139,661	89,169,783
LifePath Retirement Fund	658,332,666	10,166,778	221,414,416	447,085,028	53,670,788	811,969	17,969,552	36,513,205
LifePath 2020 Fund	865,886,124	39,028,837	378,916,960	525,998,001	62,793,561	2,844,667	27,368,662	38,269,566
LifePath 2030 Fund	741,296,637	32,890,060	313,501,272	460,685,425	51,275,757	2,255,832	21,668,841	31,862,748
LifePath 2040 Fund	323,932,330	13,822,558	231,569,826	106,185,062	21,732,979	905,184	15,574,710	7,063,453
LifePath 2050 Fund	92,107,999	3,033,548	7,508,365	87,633,182	9,059,906	290,014	707,266	8,642,654

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2016	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$33,196	$292,374	$1,768,483	$(1,442,913)	3,400	29,743	184,637	(151,494)
Small/Mid Cap Equity Fund	(105)	24,312	1,029,309	(1,005,102)	(10)	2,243	105,887	(103,654)
International Equity Fund	—	—	273,651	(273,651)	—	—	27,105	(27,105)
S&P 500 Index Fund	151,940	302,947	6,541,830	(6,086,943)	9,472	17,623	409,625	(382,530)
Small Cap Index Fund	(107)	189,596	2,160,868	(1,971,379)	(6)	11,498	150,954	(139,462)
International Index Fund	47	31,634	627,351	(595,670)	4	2,935	58,541	(55,602)
Equity and Bond Fund	8,646	180,900	1,618,171	(1,428,625)	791	16,046	144,111	(127,274)
Bond Fund	64,432	55,778	1,076,483	(956,273)	5,599	4,875	94,240	(83,766)
Tax Advantaged Bond Fund	6,603	2,724	495,943	(486,616)	550	226	41,070	(40,294)
Money Market Fund	370,936	—	665,763	(294,827)	370,936	—	665,763	(294,827)
LifePath Retirement Fund	26,866	40,305	2,056,831	(1,989,660)	2,182	3,199	166,645	(161,264)
LifePath 2020 Fund	55,952	393,068	5,161,726	(4,712,706)	3,981	28,380	372,124	(339,763)
LifePath 2030 Fund	107,922	388,146	4,739,692	(4,243,624)	7,125	26,458	326,736	(293,153)
LifePath 2040 Fund	20,045	351,481	4,525,468	(4,153,942)	1,397	22,883	300,913	(276,633)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2016	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$42,393,285	$3,827,904	$14,709,106	$31,512,083	4,637,082	405,070	1,560,212	3,481,940
Small/Mid Cap Equity Fund	7,839,455	396,032	8,300,991	(65,504)	682,348	31,722	744,214	(30,144)
International Equity Fund	2,073,802	10,785	2,651,860	(567,273)	201,549	1,077	256,416	(53,790)
S&P 500 Index Fund	38,811,107	4,912,959	27,248,890	16,475,176	2,443,811	288,141	1,698,879	1,033,073
Small Cap Index Fund	10,227,573	3,480,554	13,426,458	281,669	667,863	202,360	876,999	(6,776)
International Index Fund	5,529,818	1,026,486	7,926,378	(1,370,074)	512,593	95,576	729,192	(121,023)
Equity and Bond Fund	6,470,722	1,672,499	5,682,913	2,460,308	583,850	150,173	514,286	219,737
Bond Fund	43,169,197	2,933,994	22,061,931	24,041,260	3,779,274	256,775	1,932,524	2,103,525
Money Market Fund	68,388,948	3,126	59,056,038	9,336,036	68,388,948	3,126	59,056,038	9,336,036
LifePath Retirement Fund	19,365,308	1,732,392	20,835,559	262,141	1,575,599	138,556	1,694,169	19,986
LifePath 2020 Fund	24,644,994	8,449,418	28,336,361	4,758,051	1,762,367	611,391	2,023,373	350,385
LifePath 2030 Fund	30,331,519	10,309,528	23,910,122	16,730,925	2,076,446	702,762	1,633,071	1,146,137
LifePath 2040 Fund	50,068,797	12,195,935	35,456,454	26,808,278	3,323,869	794,548	2,340,052	1,778,365

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2016	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,023,134	$161,330	$922,401	$262,063	110,635	17,163	98,012	29,786
Small/Mid Cap Equity Fund	639,451	20,665	763,950	(103,834)	62,088	1,811	74,564	(10,665)
International Equity Fund	328,945	—	353,000	(24,055)	32,808	—	34,526	(1,718)
S&P 500 Index Fund	4,306,654	187,831	3,696,137	798,348	272,595	11,068	228,999	54,664
Small Cap Index Fund	904,226	98,765	682,370	320,621	61,586	5,803	45,751	21,638
International Index Fund	460,886	36,250	486,333	10,803	42,678	3,372	45,418	632
Equity and Bond Fund	674,112	99,148	439,037	334,223	61,847	9,035	40,162	30,720
Bond Fund	1,409,045	52,672	1,016,742	444,975	123,711	4,607	89,018	39,300
Money Market Fund	3,026,780	—	3,481,215	(454,435)	3,026,780	—	3,481,215	(454,435)
LifePath Retirement Fund	3,311,024	80,886	3,467,955	(76,045)	276,104	6,590	284,144	(1,450)
LifePath 2020 Fund	6,846,598	730,064	7,591,737	(15,075)	495,384	53,251	547,291	1,344
LifePath 2030 Fund	10,389,292	1,229,228	9,566,430	2,052,090	721,207	84,891	660,681	145,417
LifePath 2040 Fund	9,582,901	823,975	10,135,486	271,390	644,710	54,424	673,199	25,935
LifePath 2050 Fund	4,974,518	270,044	2,966,750	2,277,812	487,164	25,694	288,965	223,893

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2016	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$2,606,783	$816,893	$4,885,898	$(1,462,222)	285,977	87,089	537,641	(164,575)
Small/Mid Cap Equity Fund	2,033,523	88,313	3,130,354	(1,008,518)	190,707	7,510	301,285	(103,068)
International Equity Fund	614,402	—	1,502,401	(887,999)	59,990	—	147,560	(87,570)
S&P 500 Index Fund	7,683,161	531,413	8,434,803	(220,229)	485,192	31,482	528,502	(11,828)
Small Cap Index Fund	1,857,470	312,898	2,537,817	(367,449)	123,517	18,341	169,389	(27,531)
International Index Fund	1,407,767	146,375	2,539,192	(985,050)	131,544	13,680	233,908	(88,684)
Equity and Bond Fund	1,935,377	271,142	2,176,488	30,031	176,405	24,669	197,730	3,344
Bond Fund	4,291,151	208,606	4,583,901	(84,144)	374,506	18,252	400,959	(8,201)
Money Market Fund	11,516,679	—	8,400,082	3,116,597	11,516,679	—	8,400,082	3,116,597
LifePath Retirement Fund	7,172,263	343,167	6,758,502	756,928	581,379	27,355	543,052	65,682
LifePath 2020 Fund	14,956,936	2,338,525	13,990,881	3,304,580	1,083,399	170,446	1,000,577	253,268
LifePath 2030 Fund	19,477,263	2,641,900	13,185,794	8,933,369	1,344,360	181,824	896,023	630,161
LifePath 2040 Fund	18,397,572	2,004,023	11,399,841	9,001,754	1,218,822	131,931	758,412	592,341
LifePath 2050 Fund	6,663,038	538,104	4,648,855	2,552,287	643,979	51,151	453,010	242,120

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2016	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$429,015	$96,764	$474,688	$51,091	45,239	10,229	52,049	3,419
Small/Mid Cap Equity Fund	385,557	13,216	439,628	(40,855)	33,754	1,074	41,164	(6,336)
International Equity Fund	96,200	91	129,780	(33,489)	9,317	9	12,822	(3,496)
S&P 500 Index Fund	1,180,463	83,376	425,639	838,200	74,144	4,899	26,945	52,098
Small Cap Index Fund	261,874	41,679	470,080	(166,527)	17,496	2,422	32,285	(12,367)
International Index Fund	149,657	20,361	201,697	(31,679)	13,867	1,894	18,762	(3,001)
Equity and Bond Fund	189,722	26,154	36,307	179,569	17,468	2,376	3,225	16,619
Bond Fund	335,866	22,589	577,217	(218,762)	29,356	1,971	51,162	(19,835)
Money Market Fund	531,506	20	617,399	(85,873)	531,506	20	617,399	(85,873)
LifePath Retirement Fund	257,422	29,890	308,186	(20,874)	21,007	2,395	25,160	(1,758)
LifePath 2020 Fund	543,887	142,072	595,907	90,052	38,888	10,302	42,060	7,130
LifePath 2030 Fund	1,035,484	179,218	222,566	992,136	70,332	12,208	15,206	67,334
LifePath 2040 Fund	1,625,229	237,950	607,213	1,255,966	106,035	15,332	40,532	80,835

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The following reflects the conversion of shares between classes (reflected as Sales and Redemptions) for the year ended December 31, 2016 (effective May 23, 2016, Legacy Class A shares were renamed Premier shares).

Fund	Class A Dollar Amounts from Class B	Class A Share Amounts from Class B	Class A Dollar Amounts from Premier	Class A Share Amounts from Premier	Class A Dollar Amounts from Legacy Class B	Class A Share Amounts from Legacy Class B	Class A Dollar Amounts from Class R-2	Class A Share Amounts from Class R-2
Equity Fund	$269,321	29,729	$75,435,846	8,372,458	$710,906	74,649	$384,360	40,633
Small/Mid Cap Equity Fund	311,459	29,124	41,728,612	3,951,573	450,533	39,313	856,644	77,669
International Equity Fund	132,776	13,143	14,128,792	1,377,075	111,634	10,946	169,838	16,178
S&P 500 Index Fund	1,327,424	84,232	283,759,203	18,318,864	2,691,429	163,460	1,701,202	105,709
Small Cap Index Fund	411,513	27,480	94,495,065	6,640,553	864,133	53,869	871,674	55,713
International Index Fund	272,365	25,494	37,032,124	3,467,427	234,461	21,527	431,456	39,380
Equity and Bond Fund	252,874	22,726	65,771,605	5,990,128	603,855	53,267	46,964	4,175
Bond Fund	429,339	37,561	71,600,201	6,258,759	320,578	27,970	188,138	16,216
Tax Advantaged Bond Fund	45,390	3,763	9,740,962	805,705	11,524	965	—	—
Money Market Fund	97,108	97,108	42,714,104	42,714,104	73,971	73,971	213,331	213,331
LifePath Retirement Fund	1,446,168	120,613	129,557,308	10,850,696	616,153	50,247	799,509	64,935
LifePath 2020 Fund	3,412,579	246,346	253,591,423	18,402,861	1,821,510	128,027	1,485,263	104,112
LifePath 2030 Fund	4,405,119	303,401	232,566,629	16,218,036	1,838,870	123,183	2,271,068	152,309
LifePath 2040 Fund	4,871,894	325,409	194,903,047	13,222,731	1,834,987	118,678	1,472,591	95,457
LifePath 2050 Fund	—	—	—	—	—	—	1,086,121	104,581

Fund	Premier Dollar Amounts from Class A	Premier Share Amounts from Class A	Premier Dollar Amounts from Legacy Class B	Premier Share Amounts from Legacy Class B
Equity Fund	$91,948,338	9,724,942	$555,563	59,944
Small/Mid Cap Equity Fund	51,234,502	4,915,769	285,254	28,823
International Equity Fund	21,042,407	2,028,967	81,904	8,045
S&P 500 Index Fund	368,583,356	23,485,749	2,060,296	136,187
Small Cap Index Fund	69,301,901	4,820,383	708,482	52,234
International Index Fund	54,337,360	5,080,159	240,016	22,872
Equity and Bond Fund	106,726,775	9,594,867	502,525	45,926
Bond Fund	319,381,617	27,883,355	438,598	38,526
Tax Advantaged Bond Fund	387,294,740	32,087,968	16,529	1,370
Money Market Fund	144,967,308	144,967,308	83,748	83,748
LifePath Retirement Fund	601,703,109	49,134,387	619,907	51,363
LifePath 2020 Fund	803,309,820	58,335,152	1,787,405	132,441
LifePath 2030 Fund	677,200,622	46,946,036	1,561,380	111,358
LifePath 2040 Fund	296,212,429	19,898,617	1,494,389	103,788
LifePath 2050 Fund	85,068,626	8,391,127	—	—

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Class R-1 Dollar Amounts from Premier	Class R-1 Share Amounts from Premier	Class R-2 Dollar Amounts from Premier	Class R-2 Share Amounts from Premier	Class R-2 Dollar Amounts from Class R-1	Class R-2 Share Amounts from Class R-1	Class R-3 Dollar Amounts from Institutional	Class R-3 Share Amounts from Institutional
Equity Fund	$31,600	3,446	$29,338	3,206	$422,091	43,986	$105,097	11,374
Small/Mid Cap Equity Fund	15,623	1,541	13,225	1,267	279,036	26,282	39,730	3,645
International Equity Fund	3,716	357	934	89	93,911	9,064	—	—
S&P 500 Index Fund	109,377	6,936	83,293	5,305	1,405,864	85,899	—	—
Small Cap Index Fund	1,563	107	17,544	1,202	203,495	13,370	—	—
International Index Fund	480	44	6,532	594	96,726	9,061	—	—
Equity and Bond Fund	3,982	364	125,937	11,470	146,481	13,351	30,906	2,807
Bond Fund	36,078	3,143	77,376	6,752	228,700	19,937	73,934	6,440
Tax Advantaged Bond Fund	—	—	—	—	—	—	—	—
Money Market Fund	22,976	22,976	52,169	52,169	802,383	802,383	4,389	4,389
LifePath Retirement Fund	13,509	1,116	14,543	1,175	1,713,835	137,130	—	—
LifePath 2020 Fund	30,127	2,172	124,130	8,937	3,296,054	237,482	—	—
LifePath 2030 Fund	75,384	5,202	94,252	6,478	4,169,438	285,513	—	—
LifePath 2040 Fund	34,467	2,304	34,182	2,274	6,283,001	410,946	16,258	1,059
LifePath 2050 Fund	—	—	—	—	1,468,213	139,157	—	—

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund’s share classes for the past five years, or if the performance information is not available for these periods, since the share class’ inception. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM MUTUAL FUND TRUST EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (b)	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2017	$9.28	$0.07	$2.15	$2.22	$(0.08)	$(0.76)	$(0.84)
Year ended 12/31/2016	9.17	0.05	0.67	0.72	(0.04)	(0.57)	(0.61)
Year ended 12/31/2015	9.73	0.05	0.03	0.08	(0.06)	(0.58)	(0.64)
Year ended 12/31/2014	8.62	0.05	1.25	1.30	(0.06)	(0.13)	(0.19)
Year ended 12/31/2013	6.53	0.04	2.09	2.13	(0.04)	—	(0.04)
Class B Shares
Year ended 12/31/2017	9.19	0.05	2.13	2.18	(0.05)	(0.76)	(0.81)
Year ended 12/31/2016	9.12	(0.02)	0.66	0.64	—	(0.57)	(0.57)
Year ended 12/31/2015	9.68	(0.01)	0.03	0.02	—	(0.58)	(0.58)
Year ended 12/31/2014	8.59	(0.02)	1.24	1.22	—	(0.13)	(0.13)
Year ended 12/31/2013	6.53	(0.02)	2.08	2.06	—	—	—
Premier Shares (e)
Year ended 12/31/2017	9.72	0.09	2.24	2.33	(0.09)	(0.76)	(0.85)
Year ended 12/31/2016	9.58	0.06	0.70	0.76	(0.05)	(0.57)	(0.62)
Year ended 12/31/2015	10.12	0.06	0.03	0.09	(0.05)	(0.58)	(0.63)
Year ended 12/31/2014	8.96	0.05	1.29	1.34	(0.05)	(0.13)	(0.18)
Year ended 12/31/2013	6.79	0.04	2.17	2.21	(0.04)	—	(0.04)
Legacy Class B Shares
Year ended 12/31/2017	9.70	0.06	2.24	2.30	(0.05)	(0.76)	(0.81)
Year ended 12/31/2016	9.56	0.01	0.70	0.71	—	(0.57)	(0.57)
Year ended 12/31/2015	10.10	0.02	0.02	0.04	—	(0.58)	(0.58)
Year ended 12/31/2014	8.93	0.01	1.29	1.30	—	(0.13)	(0.13)
Year ended 12/31/2013	6.77	0.01	2.15	2.16	—	—	—
Institutional Shares
Year ended 12/31/2017	9.33	0.08	2.15	2.23	(0.08)	(0.76)	(0.84)
Year ended 12/31/2016	9.22	0.07	0.68	0.75	(0.07)	(0.57)	(0.64)
Year ended 12/31/2015	9.77	0.08	0.03	0.11	(0.08)	(0.58)	(0.66)
Year ended 12/31/2014	8.65	0.07	1.25	1.32	(0.07)	(0.13)	(0.20)
Year ended 12/31/2013	6.56	0.06	2.09	2.15	(0.06)	—	(0.06)
Class R-1 Shares
Year ended 12/31/2017	9.28	0.06	2.14	2.20	(0.05)	(0.76)	(0.81)
Year ended 12/31/2016	9.18	0.02	0.67	0.69	(0.02)	(0.57)	(0.59)
Year ended 12/31/2015	9.73	0.02	0.04	0.06	(0.03)	(0.58)	(0.61)
Year ended 12/31/2014	8.63	0.02	1.23	1.25	(0.02)	(0.13)	(0.15)
Year ended 12/31/2013	6.53	0.01	2.09	2.10	—	—	—
Class R-2 Shares
Year ended 12/31/2017	9.26	0.06	2.14	2.20	(0.07)	(0.76)	(0.83)
Year ended 12/31/2016	9.16	0.04	0.66	0.70	(0.03)	(0.57)	(0.60)
Year ended 12/31/2015	9.71	0.04	0.03	0.07	(0.04)	(0.58)	(0.62)
Year ended 12/31/2014	8.60	0.04	1.24	1.28	(0.04)	(0.13)	(0.17)
Year ended 12/31/2013	6.52	0.03	2.08	2.11	(0.03)	—	(0.03)
Class R-3 Shares
Year ended 12/31/2017	9.34	0.07	2.16	2.23	(0.08)	(0.76)	(0.84)
Year ended 12/31/2016	9.24	0.07	0.67	0.74	(0.07)	(0.57)	(0.64)
Year ended 12/31/2015	9.77	0.08	0.03	0.11	(0.06)	(0.58)	(0.64)
Year ended 12/31/2014	8.65	0.06	1.26	1.32	(0.07)	(0.13)	(0.20)
Year ended 12/31/2013	6.56	0.05	2.08	2.13	(0.04)	—	(0.04)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income distribution represents less than $0.01 per share for Legacy Class B shares in 2014.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of expense reduction changes.

(e)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

194	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d)	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$10.66	23.88%	$140.5	0.95%	0.70%	1.15%	0.50%	53%
9.28	7.81	128.8	1.15	0.52	1.15	0.52	57
9.17	0.74	136.9	1.15	0.54	1.15	0.54	52
9.73	14.95	116.4	1.16	0.52	1.16	0.52	51
8.62	32.63	83.3	1.17	0.48	1.17	0.48	69

10.56	23.72	2.2	1.14	0.51	1.85	(0.20)	53
9.19	6.94	2.4	1.85	(0.17)	1.85	(0.17)	57
9.12	0.17	2.8	1.85	(0.14)	1.85	(0.14)	52
9.68	14.13	3.2	1.86	(0.17)	1.86	(0.17)	51
8.59	31.55	2.8	1.86	(0.21)	1.86	(0.21)	69

11.20	23.96	161.8	0.85	0.80	1.05	0.60	53
9.72	7.87	131.3	1.08	0.58	1.08	0.58	57
9.58	0.84	112.7	1.15	0.56	1.15	0.56	52
10.12	14.88	114.5	1.16	0.53	1.16	0.53	51
8.96	32.50	102.1	1.17	0.47	1.17	0.47	69

11.19	23.74	4.0	1.08	0.58	1.55	0.11	53
9.70	7.35	5.3	1.55	0.13	1.55	0.13	57
9.56	0.36	6.6	1.55	0.18	1.55	0.18	52
10.10	14.53	8.9	1.56	0.14	1.56	0.14	51
8.93	31.91	10.0	1.57	0.07	1.57	0.07	69

10.72	23.94	304.4	0.89	0.76	0.90	0.75	53
9.33	8.04	281.5	0.90	0.77	0.90	0.77	57
9.22	1.06	246.1	0.90	0.80	0.90	0.80	52
9.77	15.24	235.2	0.91	0.78	0.91	0.78	51
8.65	32.74	205.4	0.92	0.72	0.92	0.72	69

10.67	23.77	2.6	1.09	0.57	1.47	0.19	53
9.28	7.40	2.7	1.47	0.20	1.47	0.20	57
9.18	0.54	2.4	1.47	0.23	1.47	0.23	52
9.73	14.45	2.3	1.48	0.21	1.48	0.21	51
8.63	32.16	2.1	1.48	0.16	1.48	0.16	69

10.63	23.75	15.5	1.04	0.62	1.27	0.39	53
9.26	7.57	13.4	1.27	0.40	1.27	0.40	57
9.16	0.70	14.8	1.27	0.43	1.27	0.43	52
9.71	14.85	14.2	1.28	0.40	1.28	0.40	51
8.60	32.35	11.2	1.29	0.36	1.29	0.36	69

10.73	23.92	2.1	0.96	0.68	0.97	0.67	53
9.34	7.88	1.5	0.97	0.70	0.97	0.70	57
9.24	1.10	1.5	0.97	0.75	0.97	0.75	52
9.77	15.15	2.3	0.98	0.71	0.98	0.71	51
8.65	32.55	2.2	0.98	0.65	0.98	0.65	69

See accompanying notes to financial statements.	195

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions

	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (c)	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2017	$12.03	$0.05	$1.36	$1.41	$(0.04)	$(1.54)	$(1.58)
Year ended 12/31/2016	10.79	(0.01)	1.35	1.34	—	(0.10)	(0.10)
Year ended 12/31/2015	11.81	0.02	(0.59)	(0.57)	(0.01)	(0.44)	(0.45)
Year ended 12/31/2014	12.71	(0.03)	0.57	0.54	—	(1.44)	(1.44)
Year ended 12/31/2013	10.49	(0.05)	3.62	3.57	(0.03)	(1.32)	(1.35)
Class B Shares
Year ended 12/31/2017	11.07	0.02	1.26	1.28	(0.03)	(1.54)	(1.57)
Year ended 12/31/2016	10.00	(0.08)	1.25	1.17	—	(0.10)	(0.10)
Year ended 12/31/2015	11.04	(0.06)	(0.54)	(0.60)	—	(0.44)	(0.44)
Year ended 12/31/2014	12.04	(0.10)	0.54	0.44	—	(1.44)	(1.44)
Year ended 12/31/2013	10.02	(0.11)	3.45	3.34	—	(1.32)	(1.32)
Premier Shares (f)
Year ended 12/31/2017	11.77	0.06	1.33	1.39	(0.06)	(1.54)	(1.60)
Year ended 12/31/2016	10.55	—	1.32	1.32	—	(0.10)	(0.10)
Year ended 12/31/2015	11.55	0.02	(0.57)	(0.55)	(0.01)	(0.44)	(0.45)
Year ended 12/31/2014	12.46	(0.03)	0.56	0.53	—	(1.44)	(1.44)
Year ended 12/31/2013	10.31	(0.05)	3.55	3.50	(0.03)	(1.32)	(1.35)
Legacy Class B Shares
Year ended 12/31/2017	10.78	0.03	1.22	1.25	(0.04)	(1.54)	(1.58)
Year ended 12/31/2016	9.71	(0.05)	1.22	1.17	—	(0.10)	(0.10)
Year ended 12/31/2015	10.70	(0.03)	(0.52)	(0.55)	—	(0.44)	(0.44)
Year ended 12/31/2014	11.69	(0.08)	0.53	0.45	—	(1.44)	(1.44)
Year ended 12/31/2013	9.75	(0.09)	3.35	3.26	—	(1.32)	(1.32)
Institutional Shares
Year ended 12/31/2017	12.39	0.06	1.40	1.46	(0.05)	(1.54)	(1.59)
Year ended 12/31/2016	11.08	0.02	1.40	1.42	(0.01)	(0.10)	(0.11)
Year ended 12/31/2015	12.11	0.05	(0.60)	(0.55)	(0.04)	(0.44)	(0.48)
Year ended 12/31/2014	12.96	—	0.59	0.59	—	(1.44)	(1.44)
Year ended 12/31/2013	10.68	(0.02)	3.68	3.66	(0.06)	(1.32)	(1.38)
Class R-1 Shares
Year ended 12/31/2017	11.35	0.03	1.28	1.31	(0.03)	(1.54)	(1.57)
Year ended 12/31/2016	10.21	(0.04)	1.28	1.24	—	(0.10)	(0.10)
Year ended 12/31/2015	11.22	(0.02)	(0.55)	(0.57)	—	(0.44)	(0.44)
Year ended 12/31/2014	12.18	(0.07)	0.55	0.48	—	(1.44)	(1.44)
Year ended 12/31/2013	10.11	(0.09)	3.48	3.39	—	(1.32)	(1.32)
Class R-2 Shares
Year ended 12/31/2017	11.69	0.03	1.33	1.36	(0.03)	(1.54)	(1.57)
Year ended 12/31/2016	10.50	(0.02)	1.31	1.29	—	(0.10)	(0.10)
Year ended 12/31/2015	11.50	—	(0.56)	(0.56)	—	(0.44)	(0.44)
Year ended 12/31/2014	12.43	(0.05)	0.56	0.51	—	(1.44)	(1.44)
Year ended 12/31/2013	10.29	(0.06)	3.54	3.48	(0.02)	(1.32)	(1.34)
Class R-3 Shares
Year ended 12/31/2017	12.24	0.04	1.39	1.43	(0.04)	(1.54)	(1.58)
Year ended 12/31/2016	10.95	0.01	1.38	1.39	—	(0.10)	(0.10)
Year ended 12/31/2015	11.97	0.04	(0.59)	(0.55)	(0.03)	(0.44)	(0.47)
Year ended 12/31/2014	12.84	(0.01)	0.58	0.57	—	(1.44)	(1.44)
Year ended 12/31/2013	10.59	(0.03)	3.65	3.62	(0.05)	(1.32)	(1.37)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income represents less than $0.01 per share for Premier shares in 2016, Class R-2 shares in 2015 and Institutional shares in 2014.

(c)	Net investment income distribution represents less than $0.01 per share for Class R-3 shares in 2016 and Class R-2 shares in 2015.

(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios include the effect of expense reduction changes.

(f)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

196	See accompanying notes to financial statements.

Net asset value, end of period	Total return (d)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate
			Expenses (e)	Net investment income (loss)	Expenses	Net investment income (loss)

$11.86	11.66%	$95.9	1.00%	0.37%	1.39%	(0.02)%	92%
12.03	12.41	93.8	1.39	(0.08)	1.39	(0.08)	104
10.79	(4.82)	93.2	1.39	0.14	1.39	0.14	120
11.81	4.13	90.7	1.40	(0.26)	1.40	(0.26)	102
12.71	34.04	80.2	1.40	(0.41)	1.40	(0.41)	116

10.78	11.45	11.2	1.17	0.20	2.09	(0.72)	92
11.07	11.69	11.8	2.09	(0.78)	2.09	(0.78)	104
10.00	(5.46)	11.2	2.09	(0.55)	2.09	(0.55)	120
11.04	3.54	12.8	1.98	(0.84)	1.98	(0.84)	102
12.04	33.33	13.6	1.90	(0.91)	1.90	(0.91)	116

11.56	11.70	115.9	0.90	0.47	1.29	0.08	92
11.77	12.51	108.9	1.32	(0.02)	1.32	(0.02)	104
10.55	(4.77)	90.8	1.39	0.14	1.39	0.14	120
11.55	4.13	98.1	1.39	(0.26)	1.39	(0.26)	102
12.46	33.92	98.1	1.40	(0.42)	1.40	(0.42)	116

10.45	11.45	8.8	1.11	0.26	1.79	(0.42)	92
10.78	12.04	9.9	1.79	(0.48)	1.79	(0.48)	104
9.71	(5.17)	10.0	1.79	(0.25)	1.79	(0.25)	120
10.70	3.73	12.0	1.79	(0.66)	1.79	(0.66)	102
11.69	33.42	14.2	1.80	(0.82)	1.80	(0.82)	116

12.26	11.71	51.8	0.94	0.43	1.14	0.23	92
12.39	12.81	49.6	1.14	0.17	1.14	0.17	104
11.08	(4.56)	44.7	1.14	0.39	1.14	0.39	120
12.11	4.44	46.8	1.14	(0.01)	1.14	(0.01)	102
12.96	34.25	45.1	1.15	(0.16)	1.15	(0.16)	116

11.09	11.46	3.7	1.13	0.24	1.71	(0.34)	92
11.35	12.14	3.7	1.71	(0.40)	1.71	(0.40)	104
10.21	(5.11)	3.4	1.71	(0.18)	1.71	(0.18)	120
11.22	3.83	3.3	1.71	(0.58)	1.71	(0.58)	102
12.18	33.53	3.7	1.72	(0.74)	1.72	(0.74)	116

11.48	11.54	10.8	1.09	0.27	1.51	(0.15)	92
11.69	12.28	11.8	1.51	(0.20)	1.51	(0.20)	104
10.50	(4.88)	11.7	1.51	0.03	1.51	0.03	120
11.50	3.98	11.9	1.52	(0.38)	1.52	(0.38)	102
12.43	33.78	10.5	1.52	(0.52)	1.52	(0.52)	116

12.09	11.57	2.7	1.01	0.35	1.21	0.15	92
12.24	12.71	3.0	1.21	0.10	1.21	0.10	104
10.95	(4.60)	2.7	1.21	0.32	1.21	0.32	120
11.97	4.33	2.8	1.21	(0.08)	1.21	(0.08)	102
12.84	34.19	2.8	1.22	(0.23)	1.22	(0.23)	116

See accompanying notes to financial statements.	197

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions

	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (c)	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2017	$9.97	$0.03	$3.32	$3.35	$(0.05)	$(0.27)	$(0.32)
Year ended 12/31/2016	10.55	0.02	(0.60)	(0.58)	—	—	—
Year ended 12/31/2015	10.63	0.01	(0.07)	(0.06)	(0.02)	—	(0.02)
Year ended 12/31/2014	11.42	0.03	(0.75)	(0.72)	(0.07)	—	(0.07)
Year ended 12/31/2013	9.82	0.06	1.66	1.72	(0.12)	—	(0.12)
Class B Shares
Year ended 12/31/2017	9.72	0.01	3.24	3.25	(0.04)	(0.27)	(0.31)
Year ended 12/31/2016	10.35	(0.06)	(0.57)	(0.63)	—	—	—
Year ended 12/31/2015	10.48	(0.06)	(0.07)	(0.13)	—	—	—
Year ended 12/31/2014	11.27	(0.04)	(0.75)	(0.79)	—	—	—
Year ended 12/31/2013	9.69	0.02	1.64	1.66	(0.08)	—	(0.08)
Premier Shares (g)
Year ended 12/31/2017	10.08	0.04	3.36	3.40	(0.07)	(0.27)	(0.34)
Year ended 12/31/2016	10.65	0.02	(0.59)	(0.57)	—	—	—
Year ended 12/31/2015	10.72	0.01	(0.06)	(0.05)	(0.02)	—	(0.02)
Year ended 12/31/2014	11.53	0.03	(0.77)	(0.74)	(0.07)	—	(0.07)
Year ended 12/31/2013	9.91	0.06	1.68	1.74	(0.12)	—	(0.12)
Legacy Class B Shares
Year ended 12/31/2017	9.88	0.02	3.29	3.31	(0.04)	(0.27)	(0.31)
Year ended 12/31/2016	10.49	(0.03)	(0.58)	(0.61)	—	—	—
Year ended 12/31/2015	10.59	(0.03)	(0.07)	(0.10)	—	—	—
Year ended 12/31/2014	11.38	(0.02)	(0.75)	(0.77)	(0.02)	—	(0.02)
Year ended 12/31/2013	9.79	0.02	1.64	1.66	(0.07)	—	(0.07)
Institutional Shares
Year ended 12/31/2017	10.08	0.04	3.36	3.40	(0.06)	(0.27)	(0.33)
Year ended 12/31/2016	10.64	0.04	(0.59)	(0.55)	(0.01)	—	(0.01)
Year ended 12/31/2015	10.72	0.04	(0.07)	(0.03)	(0.05)	—	(0.05)
Year ended 12/31/2014	11.53	0.06	(0.77)	(0.71)	(0.10)	—	(0.10)
Year ended 12/31/2013	9.91	0.09	1.67	1.76	(0.14)	—	(0.14)
Class R-1 Shares
Year ended 12/31/2017	9.88	0.01	3.30	3.31	(0.04)	(0.27)	(0.31)
Year ended 12/31/2016	10.48	(0.02)	(0.58)	(0.60)	—	—	—
Year ended 12/31/2015	10.57	(0.03)	(0.06)	(0.09)	—	—	—
Year ended 12/31/2014	11.36	—	(0.76)	(0.76)	(0.03)	—	(0.03)
Year ended 12/31/2013	9.77	0.03	1.64	1.67	(0.08)	—	(0.08)
Class R-2 Shares
Year ended 12/31/2017	9.95	0.02	3.31	3.33	(0.04)	(0.27)	(0.31)
Year ended 12/31/2016	10.54	—	(0.59)	(0.59)	—	—	—
Year ended 12/31/2015	10.61	—	(0.06)	(0.06)	(0.01)	—	(0.01)
Year ended 12/31/2014	11.41	0.01	(0.75)	(0.74)	(0.06)	—	(0.06)
Year ended 12/31/2013	9.81	0.04	1.67	1.71	(0.11)	—	(0.11)
Class R-3 Shares
Year ended 12/31/2017	10.07	0.03	3.36	3.39	(0.06)	(0.27)	(0.33)
Year ended 12/31/2016	10.64	0.03	(0.60)	(0.57)	—	—	—
Year ended 12/31/2015	10.71	0.03	(0.06)	(0.03)	(0.04)	—	(0.04)
Year ended 12/31/2014	11.52	0.05	(0.77)	(0.72)	(0.09)	—	(0.09)
Year ended 12/31/2013	9.90	0.08	1.68	1.76	(0.14)	—	(0.14)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income represents less than $0.01 per share for Class R-2 shares in 2016 and 2015 and Class R-1 shares in 2014.

(c)	Net investment income distribution represents less than $0.01 per share for Class R-3 shares in 2016 and Class B shares in 2014.

(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios include the effect of expense reduction changes.

(f)	Net investment income (loss) represents less than 0.005% per share for Class R-2 shares in 2016.

(g)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

198	See accompanying notes to financial statements.

Net asset value, end of period	Total return (d)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate
			Expenses (e)	Net investment income (loss)	Expenses	Net investment income (loss) (f)

$13.00	33.67%	$41.1	1.29%	0.25%	1.49%	0.05%	45%
9.97	(5.50)	34.0	1.50	0.19	1.53	0.16	103
10.55	(0.53)	44.6	1.50	0.08	1.52	0.06	124
10.63	(6.29)	41.3	1.50	0.24	1.54	0.20	96
11.42	17.53	41.0	1.50	0.56	1.53	0.53	77

12.66	33.46	11.3	1.44	0.09	2.19	(0.66)	45
9.72	(6.09)	8.8	2.20	(0.57)	2.22	(0.59)	103
10.35	(1.24)	9.6	2.20	(0.60)	2.22	(0.62)	124
10.48	(6.97)	9.9	2.11	(0.35)	2.15	(0.39)	96
11.27	17.16	10.8	1.85	0.24	1.88	0.21	77

13.14	33.74	63.8	1.19	0.35	1.39	0.15	45
10.08	(5.35)	47.3	1.44	0.15	1.45	0.14	103
10.65	(0.47)	44.8	1.50	0.11	1.52	0.09	124
10.72	(6.43)	46.9	1.50	0.26	1.54	0.22	96
11.53	17.53	51.2	1.50	0.59	1.53	0.56	77

12.88	33.59	11.3	1.38	0.16	1.89	(0.35)	45
9.88	(5.82)	8.9	1.90	(0.27)	1.92	(0.29)	103
10.49	(0.94)	9.7	1.90	(0.30)	1.92	(0.32)	124
10.59	(6.73)	10.1	1.90	(0.14)	1.94	(0.18)	96
11.38	16.99	11.5	1.90	0.20	1.93	0.17	77

13.15	33.79	24.4	1.23	0.30	1.24	0.29	45
10.08	(5.19)	17.9	1.25	0.39	1.27	0.37	103
10.64	(0.29)	19.5	1.25	0.35	1.27	0.33	124
10.72	(6.19)	19.1	1.25	0.50	1.29	0.46	96
11.53	17.81	20.3	1.25	0.83	1.28	0.80	77

12.88	33.53	2.7	1.42	0.11	1.81	(0.28)	45
9.88	(5.73)	2.3	1.82	(0.18)	1.84	(0.20)	103
10.48	(0.85)	2.5	1.82	(0.24)	1.84	(0.26)	124
10.57	(6.71)	2.4	1.82	(0.04)	1.86	(0.08)	96
11.36	17.14	2.9	1.82	0.27	1.85	0.24	77

12.97	33.56	6.2	1.37	0.17	1.61	(0.07)	45
9.95	(5.60)	4.7	1.62	0.03	1.65	0.00	103
10.54	(0.59)	5.8	1.62	(0.01)	1.64	(0.03)	124
10.61	(6.48)	6.2	1.62	0.10	1.66	0.06	96
11.41	17.40	5.8	1.62	0.40	1.65	0.37	77

13.13	33.70	2.8	1.30	0.23	1.31	0.22	45
10.07	(5.34)	1.8	1.32	0.30	1.34	0.28	103
10.64	(0.29)	1.9	1.32	0.29	1.34	0.27	124
10.71	(6.25)	2.1	1.32	0.43	1.36	0.39	96
11.52	17.74	2.2	1.32	0.76	1.35	0.73	77

See accompanying notes to financial statements.	199

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions

	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2017	$16.71	$0.29	$3.26	$3.55	$(0.30)	$(0.20)	$(0.50)
Year ended 12/31/2016	15.37	0.24	1.49	1.73	(0.25)	(0.14)	(0.39)
Year ended 12/31/2015	15.52	0.21	(0.11)	0.10	(0.21)	(0.04)	(0.25)
Year ended 12/31/2014	13.91	0.18	1.61	1.79	(0.18)	—	(0.18)
Year ended 12/31/2013	10.72	0.16	3.20	3.36	(0.17)	—	(0.17)
Class B Shares
Year ended 12/31/2017	16.84	0.26	3.28	3.54	(0.25)	(0.20)	(0.45)
Year ended 12/31/2016	15.48	0.12	1.50	1.62	(0.12)	(0.14)	(0.26)
Year ended 12/31/2015	15.60	0.09	(0.10)	(0.01)	(0.07)	(0.04)	(0.11)
Year ended 12/31/2014	13.98	0.08	1.60	1.68	(0.06)	—	(0.06)
Year ended 12/31/2013	10.76	0.07	3.20	3.27	(0.05)	—	(0.05)
Premier Shares (d)
Year ended 12/31/2017	16.80	0.31	3.29	3.60	(0.32)	(0.20)	(0.52)
Year ended 12/31/2016	15.46	0.25	1.50	1.75	(0.27)	(0.14)	(0.41)
Year ended 12/31/2015	15.60	0.21	(0.11)	0.10	(0.20)	(0.04)	(0.24)
Year ended 12/31/2014	13.98	0.18	1.61	1.79	(0.17)	—	(0.17)
Year ended 12/31/2013	10.76	0.16	3.22	3.38	(0.16)	—	(0.16)
Legacy Class B Shares
Year ended 12/31/2017	16.99	0.27	3.33	3.60	(0.26)	(0.20)	(0.46)
Year ended 12/31/2016	15.61	0.17	1.51	1.68	(0.16)	(0.14)	(0.30)
Year ended 12/31/2015	15.73	0.14	(0.10)	0.04	(0.12)	(0.04)	(0.16)
Year ended 12/31/2014	14.08	0.12	1.62	1.74	(0.09)	—	(0.09)
Year ended 12/31/2013	10.82	0.11	3.24	3.35	(0.09)	—	(0.09)
Institutional Shares
Year ended 12/31/2017	16.86	0.31	3.29	3.60	(0.31)	(0.20)	(0.51)
Year ended 12/31/2016	15.51	0.28	1.50	1.78	(0.29)	(0.14)	(0.43)
Year ended 12/31/2015	15.65	0.25	(0.11)	0.14	(0.24)	(0.04)	(0.28)
Year ended 12/31/2014	14.02	0.22	1.62	1.84	(0.21)	—	(0.21)
Year ended 12/31/2013	10.79	0.20	3.22	3.42	(0.19)	—	(0.19)
Class R-1 Shares
Year ended 12/31/2017	16.77	0.27	3.28	3.55	(0.27)	(0.20)	(0.47)
Year ended 12/31/2016	15.44	0.19	1.48	1.67	(0.20)	(0.14)	(0.34)
Year ended 12/31/2015	15.59	0.15	(0.10)	0.05	(0.16)	(0.04)	(0.20)
Year ended 12/31/2014	13.97	0.13	1.61	1.74	(0.12)	—	(0.12)
Year ended 12/31/2013	10.75	0.12	3.21	3.33	(0.11)	—	(0.11)
Class R-2 Shares
Year ended 12/31/2017	16.69	0.28	3.25	3.53	(0.28)	(0.20)	(0.48)
Year ended 12/31/2016	15.35	0.22	1.49	1.71	(0.23)	(0.14)	(0.37)
Year ended 12/31/2015	15.50	0.19	(0.11)	0.08	(0.19)	(0.04)	(0.23)
Year ended 12/31/2014	13.89	0.16	1.60	1.76	(0.15)	—	(0.15)
Year ended 12/31/2013	10.70	0.15	3.19	3.34	(0.15)	—	(0.15)
Class R-3 Shares
Year ended 12/31/2017	16.82	0.29	3.30	3.59	(0.30)	(0.20)	(0.50)
Year ended 12/31/2016	15.48	0.27	1.50	1.77	(0.29)	(0.14)	(0.43)
Year ended 12/31/2015	15.62	0.23	(0.10)	0.13	(0.23)	(0.04)	(0.27)
Year ended 12/31/2014	14.00	0.20	1.61	1.81	(0.19)	—	(0.19)
Year ended 12/31/2013	10.78	0.19	3.22	3.41	(0.19)	—	(0.19)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(c)	The expense ratios include the effect of expense reduction changes.

(d)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

200	See accompanying notes to financial statements.

Net asset value, end of period	Total return (b)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate
			Expenses (c)	Net investment income (loss)	Expenses	Net investment income (loss)

$19.76	21.21%	$557.2	0.45%	1.58%	0.65%	1.38%	3%
16.71	11.21	505.1	0.68	1.49	0.68	1.49	3
15.37	0.64	491.5	0.73	1.31	0.73	1.31	3
15.52	12.84	382.7	0.74	1.25	0.74	1.25	2
13.91	31.46	273.3	0.75	1.30	0.75	1.30	3

19.93	21.02	8.7	0.64	1.40	1.35	0.69	3
16.84	10.42	9.3	1.38	0.79	1.38	0.79	3
15.48	(0.06)	10.6	1.43	0.60	1.43	0.60	3
15.60	12.04	12.6	1.44	0.54	1.44	0.54	2
13.98	30.41	13.0	1.44	0.59	1.44	0.59	3

19.88	21.39	680.8	0.35	1.69	0.55	1.49	3
16.80	11.25	569.8	0.61	1.55	0.61	1.55	3
15.46	0.64	439.8	0.73	1.31	0.73	1.31	3
15.60	12.79	446.6	0.74	1.25	0.74	1.25	2
13.98	31.42	406.0	0.75	1.30	0.75	1.30	3

20.13	21.15	13.3	0.58	1.46	1.05	0.99	3
16.99	10.73	17.6	1.08	1.09	1.08	1.09	3
15.61	0.22	22.1	1.13	0.90	1.13	0.90	3
15.73	12.35	29.9	1.14	0.85	1.14	0.85	2
14.08	30.97	37.0	1.14	0.91	1.14	0.91	3

19.95	21.34	246.2	0.39	1.65	0.40	1.64	3
16.86	11.45	198.2	0.43	1.73	0.43	1.73	3
15.51	0.90	166.3	0.48	1.56	0.48	1.56	3
15.65	13.10	148.6	0.49	1.50	0.49	1.50	2
14.02	31.73	117.4	0.50	1.55	0.50	1.55	3

19.85	21.14	9.9	0.59	1.45	0.97	1.07	3
16.77	10.78	9.5	1.00	1.16	1.00	1.16	3
15.44	0.31	7.9	1.05	0.99	1.05	0.99	3
15.59	12.45	6.9	1.06	0.93	1.06	0.93	2
13.97	31.01	8.1	1.07	0.99	1.07	0.99	3

19.74	21.15	28.2	0.53	1.50	0.77	1.26	3
16.69	11.09	24.8	0.80	1.37	0.80	1.37	3
15.35	0.51	23.0	0.85	1.19	0.85	1.19	3
15.50	12.69	20.2	0.86	1.13	0.86	1.13	2
13.89	31.22	19.4	0.86	1.19	0.86	1.19	3

19.91	21.31	4.7	0.46	1.58	0.47	1.57	3
16.82	11.36	3.4	0.49	1.66	0.49	1.66	3
15.48	0.83	2.3	0.55	1.49	0.55	1.49	3
15.62	12.95	2.1	0.56	1.42	0.56	1.42	2
14.00	31.61	3.5	0.57	1.49	0.57	1.49	3

See accompanying notes to financial statements.	201

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions

	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2017	$16.82	$0.14	$2.24	$2.38	$(0.14)	$(1.02)	$(1.16)
Year ended 12/31/2016	14.52	0.10	2.87	2.97	(0.11)	(0.56)	(0.67)
Year ended 12/31/2015	16.23	0.06	(0.90)	(0.84)	(0.07)	(0.80)	(0.87)
Year ended 12/31/2014	16.54	0.05	0.61	0.66	(0.05)	(0.92)	(0.97)
Year ended 12/31/2013	12.65	0.03	4.72	4.75	(0.06)	(0.80)	(0.86)
Class B Shares
Year ended 12/31/2017	16.37	0.11	2.19	2.30	(0.12)	(1.02)	(1.14)
Year ended 12/31/2016	14.16	0.02	2.77	2.79	(0.02)	(0.56)	(0.58)
Year ended 12/31/2015	15.88	(0.04)	(0.88)	(0.92)	—	(0.80)	(0.80)
Year ended 12/31/2014	16.25	(0.04)	0.59	0.55	—	(0.92)	(0.92)
Year ended 12/31/2013	12.46	(0.05)	4.64	4.59	—	(0.80)	(0.80)
Premier Shares (e)
Year ended 12/31/2017	16.66	0.16	2.22	2.38	(0.16)	(1.02)	(1.18)
Year ended 12/31/2016	14.38	0.11	2.84	2.95	(0.11)	(0.56)	(0.67)
Year ended 12/31/2015	16.08	0.06	(0.90)	(0.84)	(0.06)	(0.80)	(0.86)
Year ended 12/31/2014	16.39	0.05	0.61	0.66	(0.05)	(0.92)	(0.97)
Year ended 12/31/2013	12.53	0.03	4.68	4.71	(0.05)	(0.80)	(0.85)
Legacy Class B Shares
Year ended 12/31/2017	16.25	0.12	2.16	2.28	(0.12)	(1.02)	(1.14)
Year ended 12/31/2016	14.05	0.04	2.76	2.80	(0.04)	(0.56)	(0.60)
Year ended 12/31/2015	15.73	—	(0.88)	(0.88)	—	(0.80)	(0.80)
Year ended 12/31/2014	16.08	(0.01)	0.58	0.57	—	(0.92)	(0.92)
Year ended 12/31/2013	12.31	(0.03)	4.60	4.57	—	(0.80)	(0.80)
Institutional Shares
Year ended 12/31/2017	16.95	0.15	2.26	2.41	(0.15)	(1.02)	(1.17)
Year ended 12/31/2016	14.62	0.14	2.89	3.03	(0.14)	(0.56)	(0.70)
Year ended 12/31/2015	16.34	0.10	(0.92)	(0.82)	(0.10)	(0.80)	(0.90)
Year ended 12/31/2014	16.64	0.09	0.62	0.71	(0.09)	(0.92)	(1.01)
Year ended 12/31/2013	12.71	0.07	4.75	4.82	(0.09)	(0.80)	(0.89)
Class R-1 Shares
Year ended 12/31/2017	16.77	0.12	2.23	2.35	(0.11)	(1.02)	(1.13)
Year ended 12/31/2016	14.49	0.06	2.84	2.90	(0.06)	(0.56)	(0.62)
Year ended 12/31/2015	16.19	0.01	(0.90)	(0.89)	(0.01)	(0.80)	(0.81)
Year ended 12/31/2014	16.51	—	0.60	0.60	—	(0.92)	(0.92)
Year ended 12/31/2013	12.63	(0.01)	4.70	4.69	(0.01)	(0.80)	(0.81)
Class R-2 Shares
Year ended 12/31/2017	16.82	0.12	2.24	2.36	(0.12)	(1.02)	(1.14)
Year ended 12/31/2016	14.52	0.09	2.85	2.94	(0.08)	(0.56)	(0.64)
Year ended 12/31/2015	16.22	0.04	(0.89)	(0.85)	(0.05)	(0.80)	(0.85)
Year ended 12/31/2014	16.53	0.03	0.61	0.64	(0.03)	(0.92)	(0.95)
Year ended 12/31/2013	12.64	0.01	4.72	4.73	(0.04)	(0.80)	(0.84)
Class R-3 Shares
Year ended 12/31/2017	16.96	0.14	2.26	2.40	(0.13)	(1.02)	(1.15)
Year ended 12/31/2016	14.63	0.13	2.89	3.02	(0.13)	(0.56)	(0.69)
Year ended 12/31/2015	16.34	0.09	(0.91)	(0.82)	(0.09)	(0.80)	(0.89)
Year ended 12/31/2014	16.64	0.08	0.62	0.70	(0.08)	(0.92)	(1.00)
Year ended 12/31/2013	12.71	0.06	4.75	4.81	(0.08)	(0.80)	(0.88)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income represents less than $0.01 per share for Legacy Class B shares in 2015 and Class R-1 shares in 2014.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of expense reduction changes.

(e)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

202	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate
			Expenses (d)	Net investment income (loss)	Expenses	Net investment income (loss)

$18.04	14.09%	$173.3	0.53%	0.79%	0.72%	0.60%	14%
16.82	20.36	170.9	0.78	0.68	0.80	0.66	19
14.52	(5.31)	112.7	0.93	0.38	0.93	0.38	15
16.23	3.99	105.3	0.93	0.31	0.94	0.30	16
16.54	37.57	87.0	0.94	0.23	0.96	0.21	14

17.53	14.00	13.8	0.66	0.66	1.27	0.05	14
16.37	19.65	13.3	1.34	0.15	1.36	0.13	19
14.16	(5.89)	12.0	1.59	(0.27)	1.59	(0.27)	15
15.88	3.36	14.0	1.50	(0.25)	1.50	(0.25)	16
16.25	36.84	14.4	1.49	(0.33)	1.51	(0.35)	14

17.86	14.24	204.5	0.43	0.89	0.62	0.70	14
16.66	20.44	180.0	0.74	0.77	0.75	0.76	19
14.38	(5.33)	181.9	0.93	0.39	0.93	0.39	15
16.08	3.99	199.7	0.93	0.31	0.94	0.30	16
16.39	37.63	200.6	0.94	0.21	0.96	0.19	14

17.39	14.01	24.6	0.63	0.69	1.12	0.20	14
16.25	19.88	24.8	1.19	0.30	1.21	0.28	19
14.05	(5.70)	23.4	1.33	0.00	1.33	0.00	15
15.73	3.52	28.6	1.33	(0.08)	1.34	(0.09)	16
16.08	37.14	32.9	1.34	(0.19)	1.36	(0.21)	14

18.19	14.18	104.0	0.47	0.85	0.47	0.85	14
16.95	20.65	92.2	0.54	0.95	0.56	0.93	19
14.62	(5.12)	79.6	0.68	0.63	0.68	0.63	15
16.34	4.24	82.4	0.68	0.56	0.69	0.55	16
16.64	37.96	78.7	0.69	0.47	0.71	0.45	14

17.99	14.00	4.2	0.67	0.66	1.04	0.29	14
16.77	19.93	4.2	1.11	0.37	1.13	0.35	19
14.49	(5.59)	3.3	1.25	0.08	1.25	0.08	15
16.19	3.61	3.7	1.25	(0.01)	1.26	(0.02)	16
16.51	37.25	4.2	1.26	(0.10)	1.28	(0.12)	14

18.04	14.02	10.2	0.61	0.71	0.84	0.48	14
16.82	20.19	9.9	0.91	0.57	0.93	0.55	19
14.52	(5.42)	9.0	1.05	0.27	1.05	0.27	15
16.22	3.89	9.0	1.05	0.18	1.06	0.17	16
16.53	37.44	8.9	1.06	0.10	1.08	0.08	14

18.21	14.10	2.7	0.54	0.77	0.54	0.77	14
16.96	20.56	2.5	0.61	0.88	0.63	0.86	19
14.63	(5.12)	2.3	0.75	0.57	0.75	0.57	15
16.34	4.15	2.4	0.75	0.49	0.76	0.48	16
16.64	37.86	2.5	0.76	0.40	0.78	0.38	14

See accompanying notes to financial statements.	203

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions

	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2017	$10.79	$0.28	$2.42	$2.70	$(0.32)	$—	$(0.32)
Year ended 12/31/2016	11.03	0.25	(0.23)	0.02	(0.26)	—	(0.26)
Year ended 12/31/2015	11.40	0.20	(0.38)	(0.18)	(0.19)	—	(0.19)
Year ended 12/31/2014	12.49	0.30	(1.10)	(0.80)	(0.29)	—	(0.29)
Year ended 12/31/2013	10.55	0.21	1.95	2.16	(0.22)	—	(0.22)
Class B Shares
Year ended 12/31/2017	10.81	0.26	2.42	2.68	(0.30)	—	(0.30)
Year ended 12/31/2016	11.06	0.17	(0.23)	(0.06)	(0.19)	—	(0.19)
Year ended 12/31/2015	11.42	0.13	(0.39)	(0.26)	(0.10)	—	(0.10)
Year ended 12/31/2014	12.50	0.24	(1.10)	(0.86)	(0.22)	—	(0.22)
Year ended 12/31/2013	10.57	0.15	1.93	2.08	(0.15)	—	(0.15)
Premier Shares (d)
Year ended 12/31/2017	10.77	0.29	2.41	2.70	(0.33)	—	(0.33)
Year ended 12/31/2016	11.02	0.24	(0.21)	0.03	(0.28)	—	(0.28)
Year ended 12/31/2015	11.39	0.21	(0.39)	(0.18)	(0.19)	—	(0.19)
Year ended 12/31/2014	12.47	0.31	(1.10)	(0.79)	(0.29)	—	(0.29)
Year ended 12/31/2013	10.53	0.21	1.94	2.15	(0.21)	—	(0.21)
Legacy Class B Shares
Year ended 12/31/2017	10.84	0.27	2.43	2.70	(0.31)	—	(0.31)
Year ended 12/31/2016	11.09	0.20	(0.23)	(0.03)	(0.22)	—	(0.22)
Year ended 12/31/2015	11.45	0.16	(0.38)	(0.22)	(0.14)	—	(0.14)
Year ended 12/31/2014	12.53	0.27	(1.12)	(0.85)	(0.23)	—	(0.23)
Year ended 12/31/2013	10.58	0.17	1.94	2.11	(0.16)	—	(0.16)
Institutional Shares
Year ended 12/31/2017	10.81	0.29	2.42	2.71	(0.33)	—	(0.33)
Year ended 12/31/2016	11.05	0.27	(0.21)	0.06	(0.30)	—	(0.30)
Year ended 12/31/2015	11.42	0.24	(0.39)	(0.15)	(0.22)	—	(0.22)
Year ended 12/31/2014	12.51	0.34	(1.11)	(0.77)	(0.32)	—	(0.32)
Year ended 12/31/2013	10.57	0.24	1.94	2.18	(0.24)	—	(0.24)
Class R-1 Shares
Year ended 12/31/2017	10.81	0.27	2.41	2.68	(0.30)	—	(0.30)
Year ended 12/31/2016	11.05	0.21	(0.22)	(0.01)	(0.23)	—	(0.23)
Year ended 12/31/2015	11.42	0.17	(0.39)	(0.22)	(0.15)	—	(0.15)
Year ended 12/31/2014	12.50	0.28	(1.12)	(0.84)	(0.24)	—	(0.24)
Year ended 12/31/2013	10.56	0.18	1.93	2.11	(0.17)	—	(0.17)
Class R-2 Shares
Year ended 12/31/2017	10.77	0.27	2.41	2.68	(0.31)	—	(0.31)
Year ended 12/31/2016	11.01	0.23	(0.22)	0.01	(0.25)	—	(0.25)
Year ended 12/31/2015	11.38	0.19	(0.38)	(0.19)	(0.18)	—	(0.18)
Year ended 12/31/2014	12.46	0.29	(1.09)	(0.80)	(0.28)	—	(0.28)
Year ended 12/31/2013	10.53	0.19	1.94	2.13	(0.20)	—	(0.20)
Class R-3 Shares
Year ended 12/31/2017	10.82	0.28	2.42	2.70	(0.32)	—	(0.32)
Year ended 12/31/2016	11.06	0.26	(0.21)	0.05	(0.29)	—	(0.29)
Year ended 12/31/2015	11.44	0.23	(0.40)	(0.17)	(0.21)	—	(0.21)
Year ended 12/31/2014	12.52	0.34	(1.11)	(0.77)	(0.31)	—	(0.31)
Year ended 12/31/2013	10.58	0.23	1.94	2.17	(0.23)	—	(0.23)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(c)	The expense ratios include the effect of expense reduction changes.

(d)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

204	See accompanying notes to financial statements.

Net asset value, end of period	Total return (b)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate
			Expenses (c)	Net investment income (loss)	Expenses	Net investment income (loss)

$13.17	24.99%	$83.1	0.64%	2.32%	0.83%	2.13%	4%
10.79	0.23	75.0	0.96	2.35	0.98	2.33	6
11.03	(1.67)	89.9	1.18	1.73	1.20	1.71	2
11.40	(6.33)	77.1	1.18	2.44	1.21	2.41	2
12.49	20.44	68.7	1.19	1.81	1.23	1.77	1

13.19	24.77	11.3	0.80	2.15	1.53	1.42	4
10.81	(0.52)	9.6	1.65	1.56	1.68	1.53	6
11.06	(2.28)	10.2	1.88	1.07	1.90	1.05	2
11.42	(6.93)	11.1	1.75	1.95	1.77	1.93	2
12.50	19.71	12.3	1.71	1.33	1.75	1.29	1

13.14	25.08	123.2	0.54	2.41	0.73	2.22	4
10.77	0.28	99.8	0.88	2.24	0.90	2.22	6
11.02	(1.63)	87.5	1.18	1.76	1.20	1.74	2
11.39	(6.39)	90.4	1.18	2.51	1.21	2.48	2
12.47	20.43	98.4	1.19	1.84	1.23	1.80	1

13.23	24.87	14.2	0.73	2.22	1.23	1.72	4
10.84	(0.22)	12.2	1.36	1.86	1.38	1.84	6
11.09	(2.06)	13.1	1.58	1.37	1.60	1.35	2
11.45	(6.71)	14.4	1.58	2.16	1.61	2.13	2
12.53	19.92	17.9	1.59	1.47	1.63	1.43	1

13.19	25.04	54.1	0.58	2.36	0.58	2.36	4
10.81	0.52	42.2	0.70	2.52	0.73	2.49	6
11.05	(1.45)	44.5	0.93	2.00	0.95	1.98	2
11.42	(6.11)	42.8	0.93	2.76	0.96	2.73	2
12.51	20.63	44.4	0.94	2.09	0.98	2.05	1

13.19	24.80	3.3	0.77	2.18	1.15	1.80	4
10.81	(0.04)	2.9	1.27	1.93	1.29	1.91	6
11.05	(2.05)	3.0	1.50	1.44	1.52	1.42	2
11.42	(6.65)	3.1	1.50	2.28	1.53	2.25	2
12.50	19.97	3.7	1.51	1.54	1.55	1.50	1

13.14	24.87	9.0	0.72	2.24	0.95	2.01	4
10.77	0.10	7.7	1.08	2.18	1.10	2.16	6
11.01	(1.72)	8.8	1.30	1.58	1.32	1.56	2
11.38	(6.49)	7.5	1.30	2.31	1.33	2.28	2
12.46	20.23	7.4	1.31	1.69	1.35	1.65	1

13.20	24.98	2.9	0.65	2.27	0.65	2.27	4
10.82	0.46	2.0	0.77	2.42	0.79	2.40	6
11.06	(1.53)	2.1	1.00	1.94	1.02	1.92	2
11.44	(6.18)	2.1	1.00	2.69	1.03	2.66	2
12.52	20.53	2.3	1.01	2.00	1.05	1.96	1

See accompanying notes to financial statements.	205

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions

	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2017	$11.07	$0.16	$1.52	$1.68	$(0.17)	$(0.44)	$(0.61)
Year ended 12/31/2016	10.92	0.13	0.52	0.65	(0.13)	(0.37)	(0.50)
Year ended 12/31/2015	11.04	0.15	(0.05)	0.10	(0.14)	(0.08)	(0.22)
Year ended 12/31/2014	10.07	0.14	0.99	1.13	(0.14)	(0.02)	(0.16)
Year ended 12/31/2013	8.67	0.12	1.40	1.52	(0.12)	—	(0.12)
Class B Shares
Year ended 12/31/2017	11.08	0.15	1.52	1.67	(0.15)	(0.44)	(0.59)
Year ended 12/31/2016	10.94	0.05	0.51	0.56	(0.05)	(0.37)	(0.42)
Year ended 12/31/2015	11.05	0.06	(0.03)	0.03	(0.06)	(0.08)	(0.14)
Year ended 12/31/2014	10.08	0.07	0.99	1.06	(0.07)	(0.02)	(0.09)
Year ended 12/31/2013	8.69	0.07	1.38	1.45	(0.06)	—	(0.06)
Premier Shares (e)
Year ended 12/31/2017	11.19	0.18	1.54	1.72	(0.17)	(0.44)	(0.61)
Year ended 12/31/2016	11.04	0.15	0.51	0.66	(0.14)	(0.37)	(0.51)
Year ended 12/31/2015	11.14	0.14	(0.02)	0.12	(0.14)	(0.08)	(0.22)
Year ended 12/31/2014	10.16	0.14	1.00	1.14	(0.14)	(0.02)	(0.16)
Year ended 12/31/2013	8.75	0.12	1.40	1.52	(0.11)	—	(0.11)
Legacy Class B Shares
Year ended 12/31/2017	11.22	0.15	1.54	1.69	(0.16)	(0.44)	(0.60)
Year ended 12/31/2016	11.06	0.09	0.53	0.62	(0.09)	(0.37)	(0.46)
Year ended 12/31/2015	11.17	0.10	(0.04)	0.06	(0.09)	(0.08)	(0.17)
Year ended 12/31/2014	10.19	0.09	1.00	1.09	(0.09)	(0.02)	(0.11)
Year ended 12/31/2013	8.77	0.08	1.41	1.49	(0.07)	—	(0.07)
Institutional Shares
Year ended 12/31/2017	11.09	0.17	1.53	1.70	(0.18)	(0.44)	(0.62)
Year ended 12/31/2016	10.94	0.16	0.52	0.68	(0.16)	(0.37)	(0.53)
Year ended 12/31/2015	11.05	0.17	(0.03)	0.14	(0.17)	(0.08)	(0.25)
Year ended 12/31/2014	10.08	0.16	0.99	1.15	(0.16)	(0.02)	(0.18)
Year ended 12/31/2013	8.68	0.14	1.40	1.54	(0.14)	—	(0.14)
Class R-1 Shares
Year ended 12/31/2017	10.92	0.15	1.50	1.65	(0.16)	(0.44)	(0.60)
Year ended 12/31/2016	10.79	0.10	0.50	0.60	(0.10)	(0.37)	(0.47)
Year ended 12/31/2015	10.90	0.11	(0.03)	0.08	(0.11)	(0.08)	(0.19)
Year ended 12/31/2014	9.95	0.10	0.97	1.07	(0.10)	(0.02)	(0.12)
Year ended 12/31/2013	8.57	0.08	1.38	1.46	(0.08)	—	(0.08)
Class R-2 Shares
Year ended 12/31/2017	10.94	0.15	1.51	1.66	(0.16)	(0.44)	(0.60)
Year ended 12/31/2016	10.80	0.12	0.51	0.63	(0.12)	(0.37)	(0.49)
Year ended 12/31/2015	10.92	0.13	(0.04)	0.09	(0.13)	(0.08)	(0.21)
Year ended 12/31/2014	9.96	0.13	0.98	1.11	(0.13)	(0.02)	(0.15)
Year ended 12/31/2013	8.58	0.11	1.37	1.48	(0.10)	—	(0.10)
Class R-3 Shares
Year ended 12/31/2017	10.96	0.16	1.51	1.67	(0.17)	(0.44)	(0.61)
Year ended 12/31/2016	10.82	0.15	0.51	0.66	(0.15)	(0.37)	(0.52)
Year ended 12/31/2015	10.94	0.16	(0.04)	0.12	(0.16)	(0.08)	(0.24)
Year ended 12/31/2014	9.98	0.15	0.98	1.13	(0.15)	(0.02)	(0.17)
Year ended 12/31/2013	8.59	0.13	1.39	1.52	(0.13)	—	(0.13)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(c)	Expense ratios relate to the Equity and Bond Fund only and do not reflect acquired fund fees and expenses.

(d)	The expense ratios include the effect of expense reduction changes.

(e)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

206	See accompanying notes to financial statements.

Net asset value, end of period	Total return (b)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate
			Expenses (c) (d)	Net investment income (loss)	Expenses (c)	Net investment income (loss)

$12.14	15.20%	$136.7	0.06%	1.38%	0.34%	1.10%	3%
11.07	5.99	131.7	0.25	1.16	0.31	1.10	2
10.92	0.90	147.9	0.25	1.34	0.31	1.28	1
11.04	11.20	113.8	0.25	1.35	0.33	1.27	1
10.07	17.53	82.6	0.25	1.30	0.34	1.21	0

12.16	15.09	14.8	0.23	1.23	1.04	0.42	3
11.08	5.17	13.8	0.95	0.49	1.01	0.43	2
10.94	0.27	14.1	0.95	0.58	1.02	0.51	1
11.05	10.53	14.4	0.87	0.67	0.96	0.58	1
10.08	16.74	12.8	0.79	0.70	0.88	0.61	0

12.30	15.40	167.7	(0.04)	1.49	0.34	1.11	3
11.19	5.97	153.5	0.18	1.32	0.31	1.19	2
11.04	1.04	108.6	0.25	1.28	0.32	1.21	1
11.14	11.19	111.2	0.25	1.29	0.33	1.21	1
10.16	17.46	101.9	0.25	1.22	0.34	1.13	0

12.31	15.07	22.3	0.16	1.29	0.74	0.71	3
11.22	5.60	21.6	0.65	0.78	0.71	0.72	2
11.06	0.54	22.7	0.65	0.87	0.72	0.80	1
11.17	10.71	24.8	0.65	0.87	0.73	0.79	1
10.19	17.06	24.8	0.65	0.80	0.74	0.71	0

12.17	15.33	40.5	0.00	1.46	0.09	1.37	3
11.09	6.26	36.2	0.00	1.46	0.06	1.40	2
10.94	1.22	33.3	0.00	1.56	0.07	1.49	1
11.05	11.44	29.3	0.00	1.54	0.08	1.46	1
10.08	17.78	24.5	0.00	1.49	0.09	1.40	0

11.97	15.08	4.0	0.19	1.27	0.66	0.80	3
10.92	5.59	3.6	0.57	0.89	0.63	0.83	2
10.79	0.68	3.2	0.57	0.99	0.64	0.92	1
10.90	10.79	2.9	0.57	0.97	0.65	0.89	1
9.95	17.07	2.5	0.57	0.86	0.66	0.77	0

12.00	15.20	8.4	0.14	1.32	0.46	1.00	3
10.94	5.86	7.4	0.37	1.05	0.43	0.99	2
10.80	0.78	7.3	0.37	1.17	0.44	1.10	1
10.92	11.11	6.9	0.37	1.21	0.45	1.13	1
9.96	17.33	5.3	0.37	1.13	0.46	1.04	0

12.02	15.26	2.0	0.07	1.39	0.16	1.30	3
10.96	6.17	1.8	0.07	1.39	0.13	1.33	2
10.82	1.07	1.6	0.07	1.47	0.14	1.40	1
10.94	11.39	1.6	0.07	1.47	0.15	1.39	1
9.98	17.76	1.5	0.07	1.40	0.16	1.31	0

See accompanying notes to financial statements.	207

STATE FARM MUTUAL FUND TRUST BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions

	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (a)	Total distributions
Class A Shares
Year ended 12/31/2017	$11.18	$0.28	$0.04	$0.32	$(0.28)	$(0.03)	$(0.31)
Year ended 12/31/2016	11.13	0.26	0.06	0.32	(0.26)	(0.01)	(0.27)
Year ended 12/31/2015	11.32	0.28	(0.18)	0.10	(0.28)	(0.01)	(0.29)
Year ended 12/31/2014	10.99	0.28	0.33	0.61	(0.28)	—	(0.28)
Year ended 12/31/2013	11.78	0.29	(0.71)	(0.42)	(0.29)	(0.08)	(0.37)
Class B Shares
Year ended 12/31/2017	11.17	0.27	0.04	0.31	(0.27)	(0.03)	(0.30)
Year ended 12/31/2016	11.12	0.21	0.06	0.27	(0.21)	(0.01)	(0.22)
Year ended 12/31/2015	11.31	0.23	(0.18)	0.05	(0.23)	(0.01)	(0.24)
Year ended 12/31/2014	10.98	0.24	0.33	0.57	(0.24)	—	(0.24)
Year ended 12/31/2013	11.78	0.24	(0.72)	(0.48)	(0.24)	(0.08)	(0.32)
Premier Shares (d)
Year ended 12/31/2017	11.19	0.29	0.03	0.32	(0.29)	(0.03)	(0.32)
Year ended 12/31/2016	11.14	0.27	0.06	0.33	(0.27)	(0.01)	(0.28)
Year ended 12/31/2015	11.32	0.28	(0.17)	0.11	(0.28)	(0.01)	(0.29)
Year ended 12/31/2014	11.00	0.28	0.32	0.60	(0.28)	—	(0.28)
Year ended 12/31/2013	11.79	0.29	(0.71)	(0.42)	(0.29)	(0.08)	(0.37)
Legacy Class B Shares
Year ended 12/31/2017	11.19	0.27	0.04	0.31	(0.27)	(0.03)	(0.30)
Year ended 12/31/2016	11.15	0.21	0.05	0.26	(0.21)	(0.01)	(0.22)
Year ended 12/31/2015	11.33	0.23	(0.17)	0.06	(0.23)	(0.01)	(0.24)
Year ended 12/31/2014	11.00	0.24	0.33	0.57	(0.24)	—	(0.24)
Year ended 12/31/2013	11.80	0.24	(0.72)	(0.48)	(0.24)	(0.08)	(0.32)
Institutional Shares
Year ended 12/31/2017	11.17	0.28	0.04	0.32	(0.28)	(0.03)	(0.31)
Year ended 12/31/2016	11.13	0.29	0.05	0.34	(0.29)	(0.01)	(0.30)
Year ended 12/31/2015	11.31	0.30	(0.17)	0.13	(0.30)	(0.01)	(0.31)
Year ended 12/31/2014	10.98	0.31	0.33	0.64	(0.31)	—	(0.31)
Year ended 12/31/2013	11.78	0.32	(0.72)	(0.40)	(0.32)	(0.08)	(0.40)
Class R-1 Shares
Year ended 12/31/2017	11.18	0.26	0.04	0.30	(0.26)	(0.03)	(0.29)
Year ended 12/31/2016	11.13	0.22	0.06	0.28	(0.22)	(0.01)	(0.23)
Year ended 12/31/2015	11.32	0.24	(0.18)	0.06	(0.24)	(0.01)	(0.25)
Year ended 12/31/2014	10.99	0.25	0.33	0.58	(0.25)	—	(0.25)
Year ended 12/31/2013	11.78	0.25	(0.71)	(0.46)	(0.25)	(0.08)	(0.33)
Class R-2 Shares
Year ended 12/31/2017	11.17	0.27	0.03	0.30	(0.27)	(0.03)	(0.30)
Year ended 12/31/2016	11.12	0.25	0.06	0.31	(0.25)	(0.01)	(0.26)
Year ended 12/31/2015	11.30	0.26	(0.17)	0.09	(0.26)	(0.01)	(0.27)
Year ended 12/31/2014	10.98	0.27	0.32	0.59	(0.27)	—	(0.27)
Year ended 12/31/2013	11.77	0.27	(0.71)	(0.44)	(0.27)	(0.08)	(0.35)
Class R-3 Shares
Year ended 12/31/2017	11.18	0.28	0.04	0.32	(0.28)	(0.03)	(0.31)
Year ended 12/31/2016	11.14	0.28	0.05	0.33	(0.28)	(0.01)	(0.29)
Year ended 12/31/2015	11.32	0.30	(0.17)	0.13	(0.30)	(0.01)	(0.31)
Year ended 12/31/2014	10.99	0.30	0.33	0.63	(0.30)	—	(0.30)
Year ended 12/31/2013	11.79	0.31	(0.72)	(0.41)	(0.31)	(0.08)	(0.39)

(a)	Net realized gain distributions represent less than $0.01 per share for all classes in 2014.

(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(c)	The expense ratios include the effect of expense reduction changes.

(d)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

208	See accompanying notes to financial statements.

Net asset value, end of period	Total return (b)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate
			Expenses (c)	Net investment income (loss)	Expenses	Net investment income (loss)

$11.19	2.86%	$183.1	0.47%	2.47%	0.65%	2.29%	17%
11.18	2.81	205.5	0.65	2.28	0.65	2.28	5
11.13	0.81	406.0	0.65	2.43	0.65	2.43	9
11.32	5.64	356.5	0.66	2.51	0.66	2.51	10
10.99	(3.61)	333.0	0.66	2.52	0.66	2.52	21

11.18	2.76	9.2	0.57	2.37	1.05	1.89	17
11.17	2.40	10.1	1.05	1.87	1.05	1.87	5
11.12	0.41	10.8	1.05	2.03	1.05	2.03	9
11.31	5.22	11.8	1.06	2.11	1.06	2.11	10
10.98	(4.08)	11.9	1.06	2.13	1.06	2.13	21

11.19	2.87	332.9	0.37	2.57	0.55	2.39	17
11.19	2.87	364.6	0.57	2.33	0.57	2.33	5
11.14	0.90	124.1	0.65	2.44	0.65	2.44	9
11.32	5.54	128.8	0.66	2.51	0.66	2.51	10
11.00	(3.60)	131.1	0.66	2.52	0.66	2.52	21

11.20	2.76	1.6	0.59	2.35	1.05	1.89	17
11.19	2.31	2.4	1.05	1.87	1.05	1.87	5
11.15	0.50	3.4	1.05	2.04	1.05	2.04	9
11.33	5.22	4.9	1.06	2.12	1.06	2.12	10
11.00	(4.07)	7.4	1.06	2.10	1.06	2.10	21

11.18	2.92	281.7	0.40	2.53	0.40	2.53	17
11.17	2.97	263.8	0.40	2.52	0.40	2.52	5
11.13	1.15	239.3	0.40	2.68	0.40	2.68	9
11.31	5.91	212.9	0.41	2.76	0.41	2.76	10
10.98	(3.45)	185.7	0.41	2.78	0.41	2.78	21

11.19	2.72	3.6	0.59	2.34	0.97	1.96	17
11.18	2.48	3.8	0.97	1.95	0.97	1.95	5
11.13	0.49	3.4	0.97	2.12	0.97	2.12	9
11.32	5.30	3.5	0.98	2.19	0.98	2.19	10
10.99	(3.91)	3.7	0.98	2.20	0.98	2.20	21

11.17	2.68	9.7	0.54	2.39	0.77	2.16	17
11.17	2.69	9.6	0.77	2.15	0.77	2.15	5
11.12	0.78	9.7	0.77	2.32	0.77	2.32	9
11.30	5.42	8.0	0.78	2.39	0.78	2.39	10
10.98	(3.73)	8.1	0.78	2.41	0.78	2.41	21

11.19	2.85	1.8	0.47	2.46	0.47	2.46	17
11.18	2.90	1.7	0.47	2.44	0.47	2.44	5
11.14	1.08	1.9	0.47	2.62	0.47	2.62	9
11.32	5.83	1.9	0.48	2.69	0.48	2.69	10
10.99	(3.51)	1.8	0.48	2.70	0.48	2.70	21

See accompanying notes to financial statements.	209

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions

	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations (a)	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2017	$11.69	$0.30	$0.13	$0.43	$(0.30)	$—	$(0.30)
Year ended 12/31/2016	11.92	0.28	(0.23)	0.05	(0.28)	—	(0.28)
Year ended 12/31/2015	11.88	0.29	0.04	0.33	(0.29)	—	(0.29)
Year ended 12/31/2014	11.23	0.32	0.65	0.97	(0.32)	—	(0.32)
Year ended 12/31/2013	11.95	0.31	(0.72)	(0.41)	(0.31)	—	(0.31)
Class B Shares
Year ended 12/31/2017	11.69	0.29	0.13	0.42	(0.29)	—	(0.29)
Year ended 12/31/2016	11.91	0.22	(0.22)	—	(0.22)	—	(0.22)
Year ended 12/31/2015	11.87	0.24	0.04	0.28	(0.24)	—	(0.24)
Year ended 12/31/2014	11.22	0.28	0.65	0.93	(0.28)	—	(0.28)
Year ended 12/31/2013	11.95	0.26	(0.73)	(0.47)	(0.26)	—	(0.26)
Premier Shares (e)
Year ended 12/31/2017	11.68	0.31	0.13	0.44	(0.31)	—	(0.31)
Year ended 12/31/2016	11.90	0.28	(0.22)	0.06	(0.28)	—	(0.28)
Year ended 12/31/2015	11.86	0.29	0.04	0.33	(0.29)	—	(0.29)
Year ended 12/31/2014	11.21	0.32	0.65	0.97	(0.32)	—	(0.32)
Year ended 12/31/2013	11.93	0.31	(0.72)	(0.41)	(0.31)	—	(0.31)
Legacy Class B Shares
Year ended 12/31/2017	11.69	0.29	0.13	0.42	(0.29)	—	(0.29)
Year ended 12/31/2016	11.90	0.22	(0.21)	0.01	(0.22)	—	(0.22)
Year ended 12/31/2015	11.86	0.24	0.04	0.28	(0.24)	—	(0.24)
Year ended 12/31/2014	11.21	0.28	0.65	0.93	(0.28)	—	(0.28)
Year ended 12/31/2013	11.93	0.26	(0.72)	(0.46)	(0.26)	—	(0.26)

(a)	Total from investment operations represents less than $0.01 per share for Class B shares in 2016.

(b)	Total return represents less than 0.005% per share for Class B shares in 2016.

(c)	Total return does not reflect the effect of sales charges.

(d)	The expense ratios include the effect of expense reduction changes.

(e)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

210	See accompanying notes to financial statements.

Net asset value, end of period	Total return (b) (c)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate
			Expenses (d)	Net investment income (loss)	Expenses	Net investment income (loss)

$11.82	3.69%	$91.7	0.47%	2.51%	0.66%	2.32%	1%
11.69	0.36	106.0	0.65	2.31	0.65	2.31	8
11.92	2.80	444.5	0.66	2.42	0.66	2.42	4
11.88	8.75	422.2	0.66	2.77	0.66	2.77	6
11.23	(3.45)	388.2	0.67	2.68	0.67	2.68	14

11.82	3.58	2.1	0.58	2.41	1.06	1.93	1
11.69	0.00	2.5	1.05	1.87	1.05	1.87	8
11.91	2.39	6.5	1.06	2.03	1.06	2.03	4
11.87	8.33	6.9	1.06	2.37	1.06	2.37	6
11.22	(3.92)	6.6	1.07	2.29	1.07	2.29	14

11.81	3.83	396.5	0.37	2.61	0.56	2.42	1
11.68	0.48	435.9	0.56	2.35	0.56	2.35	8
11.90	2.80	77.3	0.66	2.43	0.66	2.43	4
11.86	8.76	86.0	0.66	2.77	0.66	2.77	6
11.21	(3.46)	81.3	0.67	2.69	0.67	2.69	14

11.82	3.58	0.1	0.59	2.40	1.06	1.93	1
11.69	0.06	0.1	1.05	1.85	1.05	1.85	8
11.90	2.39	0.6	1.06	2.04	1.06	2.04	4
11.86	8.33	0.8	1.06	2.38	1.06	2.38	6
11.21	(3.85)	1.0	1.05	2.12	1.05	2.12	14

See accompanying notes to financial statements.	211

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions

	Net asset value, beginning of period	Net investment income (a)	Net gain (loss) on investments (both realized and unrealized) (b)	Total from investment operations	Net investment income (a)	Total distributions
Class A Shares
Year ended 12/31/2017	$1.00	$—	$—	$—	$—	$—
Year ended 12/31/2016	1.00	—	—	—	—	—
Year ended 12/31/2015	1.00	—	—	—	—	—
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Class B Shares
Year ended 12/31/2017	1.00	—	—	—	—	—
Year ended 12/31/2016	1.00	—	—	—	—	—
Year ended 12/31/2015	1.00	—	—	—	—	—
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Premier Shares (h)
Year ended 12/31/2017	1.00	—	—	—	—	—
Year ended 12/31/2016	1.00	—	—	—	—	—
Year ended 12/31/2015	1.00	—	—	—	—	—
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Legacy Class B Shares
Year ended 12/31/2017	1.00	—	—	—	—	—
Year ended 12/31/2016	1.00	—	—	—	—	—
Year ended 12/31/2015	1.00	—	—	—	—	—
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Institutional Shares
Year ended 12/31/2017	1.00	—	—	—	—	—
Year ended 12/31/2016	1.00	—	—	—	—	—
Year ended 12/31/2015	1.00	—	—	—	—	—
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Class R-1 Shares
Year ended 12/31/2017	1.00	—	—	—	—	—
Year ended 12/31/2016	1.00	—	—	—	—	—
Year ended 12/31/2015	1.00	—	—	—	—	—
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Class R-2 Shares
Year ended 12/31/2017	1.00	—	—	—	—	—
Year ended 12/31/2016	1.00	—	—	—	—	—
Year ended 12/31/2015	1.00	—	—	—	—	—
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Class R-3 Shares
Year ended 12/31/2017	1.00	—	—	—	—	—
Year ended 12/31/2016	1.00	—	—	—	—	—
Year ended 12/31/2015	1.00	—	—	—	—	—
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—

(a)	Net investment income and distributions represent less than $0.01 per share for all classes in 2017, Premier, Institutional and Class R-3 shares in 2016, and Institutional and Class R-3 shares in 2015, 2014 and 2013.

(b)	Net gain (loss) on investments represents less than $0.01 per share for all classes in 2013.

(c)	Total return does not reflect the effect of sales charge for Class B and Legacy Class B shares. All other classes do not have a sales charge.

(d)	Total return represents less than 0.005% per share for Premier, Institutional and Class R-3 shares in 2016, and Institutional and Class R-3 shares in 2014 and 2013.

(e)	The expense ratios include the effect of expense reduction changes.

(f)	The expense ratios include the effect of the voluntary fee waivers by SFIMC and VP Management Corp. described in Note 6 under Expense Reduction Agreements.

(g)	Net investment income represents less than 0.005% per share for Premier, Institutional and Class R-3 shares in 2016, and Institutional and Class R-3 shares in 2014 and 2013.

(h)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

212	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c) (d)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
			Expenses (e) (f)	Net investment income (g)	Expenses	Net investment income

$1.00	0.37%	$100.0	0.46%	0.36%	0.58%	0.24%
1.00	0.00	120.7	0.32	0.00	0.57	(0.25)
1.00	0.00	187.4	0.10	0.00	0.62	(0.52)
1.00	0.00	153.3	0.07	0.00	0.59	(0.52)
1.00	0.00	164.2	0.09	0.00	0.59	(0.50)

1.00	0.27	0.2	0.57	0.25	0.98	(0.16)
1.00	0.00	0.3	0.32	0.00	0.97	(0.65)
1.00	0.00	0.4	0.10	0.00	1.03	(0.93)
1.00	0.00	0.5	0.07	0.00	0.99	(0.92)
1.00	0.00	0.7	0.09	0.00	0.99	(0.90)

1.00	0.47	122.4	0.36	0.45	0.48	0.33
1.00	0.00	152.7	0.31	0.00	0.48	(0.17)
1.00	0.00	63.5	0.10	0.00	0.63	(0.53)
1.00	0.00	64.9	0.07	0.00	0.59	(0.52)
1.00	0.00	71.0	0.09	0.00	0.59	(0.50)

1.00	0.24	0.3	0.59	0.22	0.98	(0.17)
1.00	0.00	0.3	0.32	0.00	0.97	(0.65)
1.00	0.00	0.6	0.10	0.00	1.02	(0.92)
1.00	0.00	1.1	0.07	0.00	0.99	(0.92)
1.00	0.00	2.0	0.09	0.00	0.99	(0.90)

1.00	0.41	73.8	0.42	0.40	0.43	0.39
1.00	0.00	83.2	0.31	0.00	0.42	(0.11)
1.00	0.01	73.9	0.10	0.01	0.48	(0.37)
1.00	0.00	63.8	0.07	0.00	0.44	(0.37)
1.00	0.00	59.2	0.09	0.00	0.44	(0.35)

1.00	0.24	4.2	0.59	0.23	0.90	(0.08)
1.00	0.00	4.7	0.32	0.00	0.89	(0.57)
1.00	0.00	5.2	0.10	0.00	0.94	(0.84)
1.00	0.00	4.2	0.07	0.00	0.91	(0.84)
1.00	0.00	4.6	0.09	0.00	0.91	(0.82)

1.00	0.29	14.6	0.55	0.28	0.70	0.13
1.00	0.00	17.0	0.32	0.00	0.69	(0.37)
1.00	0.00	13.9	0.11	0.00	0.75	(0.64)
1.00	0.00	13.0	0.07	0.00	0.71	(0.64)
1.00	0.00	14.4	0.09	0.00	0.71	(0.62)

1.00	0.34	1.8	0.49	0.35	0.50	0.34
1.00	0.00	1.7	0.32	0.00	0.49	(0.17)
1.00	0.01	1.8	0.10	0.01	0.55	(0.44)
1.00	0.00	2.0	0.07	0.00	0.51	(0.44)
1.00	0.00	1.5	0.09	0.00	0.51	(0.42)

See accompanying notes to financial statements.	213

STATE FARM MUTUAL FUND TRUST LIFEPATH RETIREMENT FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions

	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2017	$12.19	$0.20	$1.01	$1.21	$(0.25)	$—	$(0.25)
Year ended 12/31/2016	11.75	0.14	0.47	0.61	(0.17)	—	(0.17)
Year ended 12/31/2015	12.15	0.17	(0.38)	(0.21)	(0.14)	(0.05)	(0.19)
Year ended 12/31/2014	12.37	0.15	0.40	0.55	(0.15)	(0.62)	(0.77)
Year ended 12/31/2013	12.20	0.13	0.57	0.70	(0.13)	(0.40)	(0.53)
Class B Shares
Year ended 12/31/2017	12.27	0.17	1.02	1.19	(0.23)	—	(0.23)
Year ended 12/31/2016	11.83	0.08	0.45	0.53	(0.09)	—	(0.09)
Year ended 12/31/2015	12.23	0.08	(0.38)	(0.30)	(0.05)	(0.05)	(0.10)
Year ended 12/31/2014	12.45	0.08	0.40	0.48	(0.08)	(0.62)	(0.70)
Year ended 12/31/2013	12.27	0.09	0.58	0.67	(0.09)	(0.40)	(0.49)
Premier Shares (g)
Year ended 12/31/2017	12.46	0.22	1.03	1.25	(0.26)	—	(0.26)
Year ended 12/31/2016	12.02	0.22	0.41	0.63	(0.19)	—	(0.19)
Year ended 12/31/2015	12.43	0.17	(0.39)	(0.22)	(0.14)	(0.05)	(0.19)
Year ended 12/31/2014	12.64	0.16	0.40	0.56	(0.15)	(0.62)	(0.77)
Year ended 12/31/2013	12.44	0.13	0.59	0.72	(0.12)	(0.40)	(0.52)
Legacy Class B Shares
Year ended 12/31/2017	12.54	0.18	1.06	1.24	(0.23)	—	(0.23)
Year ended 12/31/2016	12.09	0.12	0.45	0.57	(0.12)	—	(0.12)
Year ended 12/31/2015	12.49	0.11	(0.38)	(0.27)	(0.08)	(0.05)	(0.13)
Year ended 12/31/2014	12.69	0.10	0.41	0.51	(0.09)	(0.62)	(0.71)
Year ended 12/31/2013	12.49	0.08	0.59	0.67	(0.07)	(0.40)	(0.47)
Institutional Shares
Year ended 12/31/2017	12.47	0.21	1.03	1.24	(0.25)	—	(0.25)
Year ended 12/31/2016	12.02	0.21	0.45	0.66	(0.21)	—	(0.21)
Year ended 12/31/2015	12.43	0.20	(0.39)	(0.19)	(0.17)	(0.05)	(0.22)
Year ended 12/31/2014	12.64	0.19	0.41	0.60	(0.19)	(0.62)	(0.81)
Year ended 12/31/2013	12.44	0.16	0.59	0.75	(0.15)	(0.40)	(0.55)
Class R-1 Shares
Year ended 12/31/2017	12.23	0.18	1.02	1.20	(0.23)	—	(0.23)
Year ended 12/31/2016	11.80	0.13	0.44	0.57	(0.14)	—	(0.14)
Year ended 12/31/2015	12.20	0.13	(0.38)	(0.25)	(0.10)	(0.05)	(0.15)
Year ended 12/31/2014	12.42	0.11	0.40	0.51	(0.11)	(0.62)	(0.73)
Year ended 12/31/2013	12.24	0.09	0.58	0.67	(0.09)	(0.40)	(0.49)
Class R-2 Shares
Year ended 12/31/2017	12.50	0.19	1.05	1.24	(0.24)	—	(0.24)
Year ended 12/31/2016	12.06	0.16	0.44	0.60	(0.16)	—	(0.16)
Year ended 12/31/2015	12.46	0.16	(0.38)	(0.22)	(0.13)	(0.05)	(0.18)
Year ended 12/31/2014	12.67	0.14	0.41	0.55	(0.14)	(0.62)	(0.76)
Year ended 12/31/2013	12.48	0.11	0.59	0.70	(0.11)	(0.40)	(0.51)
Class R-3 Shares
Year ended 12/31/2017	12.45	0.20	1.03	1.23	(0.24)	—	(0.24)
Year ended 12/31/2016	12.01	0.20	0.44	0.64	(0.20)	—	(0.20)
Year ended 12/31/2015	12.42	0.19	(0.38)	(0.19)	(0.17)	(0.05)	(0.22)
Year ended 12/31/2014	12.63	0.18	0.40	0.58	(0.17)	(0.62)	(0.79)
Year ended 12/31/2013	12.43	0.15	0.60	0.75	(0.15)	(0.40)	(0.55)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Through October 30, 2015, net amounts and ratios reflected the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock Master Portfolio, Total International ex U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Large Cap Index Master Portfolio (collectively the “Underlying Master Portfolios”); but did not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invested.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of expense reduction changes.

(e)	Effective October 31, 2015, expense ratios relate to the Fund only and do not reflect acquired fund fees and expenses.

(f)	The 2015 portfolio turnover rate reflects the period from November 2, 2015 to December 31, 2015 and excludes in-kind contribution of portfolio securities received after the close of business on October 30, 2015. Through October 30, 2015, the LifePath Retirement Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2015 to October 30, 2015 was 16%.

(g)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

214	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate (f)
			Expenses (b) (d) (e)	Net investment income (loss) (b)	Expenses (b) (e)	Net investment income (loss) (b)

$13.15	9.95%	$364.7	0.61%	1.56%	0.80%	1.37%	3%
12.19	5.18	387.6	0.80	1.17	0.80	1.17	7
11.75	(1.67)	852.1	1.04	1.37	1.35	1.06	83
12.15	4.53	780.7	1.07	1.21	1.46	0.82	14
12.37	5.80	652.2	1.07	1.02	1.45	0.64	17

13.23	9.72	6.0	0.80	1.33	1.50	0.63	3
12.27	4.49	7.5	1.50	0.67	1.50	0.67	7
11.83	(2.40)	9.8	1.75	0.62	2.07	0.30	83
12.23	3.87	12.7	1.66	0.61	2.05	0.22	14
12.45	5.51	12.7	1.37	0.72	1.75	0.34	17

13.45	10.07	728.0	0.50	1.67	0.70	1.47	3
12.46	5.26	717.4	0.71	1.79	0.71	1.79	7
12.02	(1.74)	253.1	1.05	1.35	1.36	1.04	83
12.43	4.48	277.5	1.07	1.21	1.46	0.82	14
12.64	5.81	282.7	1.07	1.02	1.45	0.64	17

13.55	9.93	2.9	0.72	1.40	1.20	0.92	3
12.54	4.73	3.8	1.20	0.95	1.20	0.95	7
12.09	(2.10)	5.6	1.45	0.90	1.77	0.58	83
12.49	4.07	9.0	1.47	0.80	1.85	0.42	14
12.69	5.39	14.7	1.48	0.60	1.86	0.22	17

13.46	10.03	108.6	0.54	1.64	0.55	1.63	3
12.47	5.49	102.7	0.54	1.69	0.54	1.69	7
12.02	(1.49)	98.8	0.79	1.61	1.11	1.29	83
12.43	4.76	96.7	0.82	1.46	1.21	1.07	14
12.64	6.15	89.8	0.82	1.27	1.20	0.89	17

13.20	9.84	6.1	0.74	1.41	1.12	1.03	3
12.23	4.80	7.1	1.11	1.08	1.11	1.08	7
11.80	(1.99)	6.8	1.36	1.04	1.68	0.72	83
12.20	4.16	6.6	1.39	0.89	1.78	0.50	14
12.42	5.50	6.4	1.39	0.70	1.77	0.32	17

13.50	9.93	27.1	0.69	1.48	0.92	1.25	3
12.50	5.00	26.7	0.91	1.32	0.91	1.32	7
12.06	(1.84)	25.0	1.16	1.26	1.47	0.95	83
12.46	4.44	23.6	1.19	1.09	1.58	0.70	14
12.67	5.64	19.9	1.19	0.89	1.57	0.51	17

13.44	9.96	1.9	0.61	1.54	0.62	1.53	3
12.45	5.34	1.9	0.61	1.60	0.61	1.60	7
12.01	(1.55)	1.8	0.87	1.52	1.18	1.21	83
12.42	4.68	1.8	0.89	1.39	1.28	1.00	14
12.63	6.09	1.7	0.89	1.20	1.27	0.82	17

See accompanying notes to financial statements.	215

STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions

	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2017	$13.79	$0.23	$1.35	$1.58	$(0.24)	$(0.16)	$(0.40)
Year ended 12/31/2016	13.57	0.18	0.59	0.77	(0.26)	(0.29)	(0.55)
Year ended 12/31/2015	14.06	0.20	(0.46)	(0.26)	(0.17)	(0.06)	(0.23)
Year ended 12/31/2014	14.45	0.18	0.50	0.68	(0.17)	(0.90)	(1.07)
Year ended 12/31/2013	13.91	0.17	1.13	1.30	(0.17)	(0.59)	(0.76)
Class B Shares
Year ended 12/31/2017	13.72	0.20	1.34	1.54	(0.20)	(0.16)	(0.36)
Year ended 12/31/2016	13.50	0.10	0.57	0.67	(0.16)	(0.29)	(0.45)
Year ended 12/31/2015	13.97	0.09	(0.45)	(0.36)	(0.05)	(0.06)	(0.11)
Year ended 12/31/2014	14.36	0.07	0.50	0.57	(0.06)	(0.90)	(0.96)
Year ended 12/31/2013	13.82	0.07	1.13	1.20	(0.07)	(0.59)	(0.66)
Premier Shares (g)
Year ended 12/31/2017	13.72	0.25	1.34	1.59	(0.26)	(0.16)	(0.42)
Year ended 12/31/2016	13.53	0.25	0.53	0.78	(0.30)	(0.29)	(0.59)
Year ended 12/31/2015	14.01	0.20	(0.45)	(0.25)	(0.17)	(0.06)	(0.23)
Year ended 12/31/2014	14.40	0.18	0.49	0.67	(0.16)	(0.90)	(1.06)
Year ended 12/31/2013	13.86	0.17	1.13	1.30	(0.17)	(0.59)	(0.76)
Legacy Class B Shares
Year ended 12/31/2017	13.85	0.20	1.38	1.58	(0.21)	(0.16)	(0.37)
Year ended 12/31/2016	13.63	0.14	0.56	0.70	(0.19)	(0.29)	(0.48)
Year ended 12/31/2015	14.09	0.13	(0.44)	(0.31)	(0.09)	(0.06)	(0.15)
Year ended 12/31/2014	14.45	0.12	0.50	0.62	(0.08)	(0.90)	(0.98)
Year ended 12/31/2013	13.88	0.10	1.14	1.24	(0.08)	(0.59)	(0.67)
Institutional Shares
Year ended 12/31/2017	13.82	0.24	1.35	1.59	(0.25)	(0.16)	(0.41)
Year ended 12/31/2016	13.61	0.24	0.57	0.81	(0.31)	(0.29)	(0.60)
Year ended 12/31/2015	14.10	0.23	(0.46)	(0.23)	(0.20)	(0.06)	(0.26)
Year ended 12/31/2014	14.49	0.22	0.49	0.71	(0.20)	(0.90)	(1.10)
Year ended 12/31/2013	13.93	0.20	1.15	1.35	(0.20)	(0.59)	(0.79)
Class R-1 Shares
Year ended 12/31/2017	13.71	0.20	1.35	1.55	(0.21)	(0.16)	(0.37)
Year ended 12/31/2016	13.51	0.16	0.56	0.72	(0.23)	(0.29)	(0.52)
Year ended 12/31/2015	14.00	0.15	(0.46)	(0.31)	(0.12)	(0.06)	(0.18)
Year ended 12/31/2014	14.39	0.13	0.50	0.63	(0.12)	(0.90)	(1.02)
Year ended 12/31/2013	13.84	0.12	1.14	1.26	(0.12)	(0.59)	(0.71)
Class R-2 Shares
Year ended 12/31/2017	13.72	0.22	1.34	1.56	(0.23)	(0.16)	(0.39)
Year ended 12/31/2016	13.52	0.19	0.56	0.75	(0.26)	(0.29)	(0.55)
Year ended 12/31/2015	14.00	0.18	(0.45)	(0.27)	(0.15)	(0.06)	(0.21)
Year ended 12/31/2014	14.40	0.16	0.50	0.66	(0.16)	(0.90)	(1.06)
Year ended 12/31/2013	13.86	0.15	1.13	1.28	(0.15)	(0.59)	(0.74)
Class R-3 Shares
Year ended 12/31/2017	13.79	0.23	1.35	1.58	(0.24)	(0.16)	(0.40)
Year ended 12/31/2016	13.59	0.23	0.56	0.79	(0.30)	(0.29)	(0.59)
Year ended 12/31/2015	14.07	0.22	(0.45)	(0.23)	(0.19)	(0.06)	(0.25)
Year ended 12/31/2014	14.46	0.21	0.49	0.70	(0.19)	(0.90)	(1.09)
Year ended 12/31/2013	13.90	0.19	1.15	1.34	(0.19)	(0.59)	(0.78)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Through October 30, 2015, net amounts and ratios reflected the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock Master Portfolio, Total International ex U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Large Cap Index Master Portfolio (collectively the “Underlying Master Portfolios”); but did not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invested.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of expense reduction changes.

(e)	Effective October 31, 2015, expense ratios relate to the Fund only and do not reflect acquired fund fees and expenses.

(f)	The 2015 portfolio turnover rate reflects the period from November 2, 2015 to December 31, 2015 and excludes in-kind contribution of portfolio securities received after the close of business on October 30, 2015. Through October 30, 2015, the LifePath 2020 Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2015 to October 30, 2015 was 14%.

(g)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

216	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate (f)
			Expenses (b) (d) (e)	Net investment income (loss) (b)	Expenses (b) (e)	Net investment income (loss) (b)

$14.97	11.42%	$822.0	0.60%	1.58%	0.79%	1.39%	7%
13.79	5.63	835.4	0.79	1.31	0.79	1.31	9
13.57	(1.86)	1,320.9	1.03	1.43	1.36	1.10	81
14.06	4.73	1,212.0	1.05	1.21	1.46	0.80	21
14.45	9.34	989.9	1.04	1.18	1.44	0.78	19

14.90	11.22	18.2	0.79	1.35	1.49	0.65	7
13.72	4.93	21.9	1.49	0.74	1.49	0.74	9
13.50	(2.57)	26.9	1.73	0.67	2.07	0.33	81
13.97	3.97	32.9	1.75	0.51	2.16	0.10	21
14.36	8.66	32.8	1.74	0.46	2.15	0.05	19

14.89	11.54	1022.7	0.50	1.70	0.69	1.51	7
13.72	5.74	956.6	0.71	1.82	0.71	1.82	9
13.53	(1.83)	425.8	1.03	1.40	1.37	1.06	81
14.01	4.71	453.9	1.05	1.21	1.46	0.80	21
14.40	9.32	434.3	1.04	1.16	1.45	0.75	19

15.06	11.38	8.5	0.72	1.40	1.19	0.93	7
13.85	5.16	11.7	1.19	1.01	1.19	1.01	9
13.63	(2.22)	16.1	1.43	0.95	1.78	0.60	81
14.09	4.30	22.6	1.45	0.80	1.86	0.39	21
14.45	8.90	33.6	1.45	0.71	1.85	0.31	19

15.00	11.48	217.9	0.54	1.66	0.54	1.66	7
13.82	5.93	204.2	0.54	1.75	0.54	1.75	9
13.61	(1.62)	196.4	0.78	1.66	1.12	1.32	81
14.10	4.95	197.0	0.80	1.46	1.21	1.05	21
14.49	9.69	171.4	0.79	1.41	1.20	1.00	19

14.89	11.29	17.2	0.74	1.41	1.11	1.04	7
13.71	5.29	20.2	1.11	1.15	1.11	1.15	9
13.51	(2.20)	19.9	1.35	1.09	1.68	0.76	81
14.00	4.37	17.7	1.37	0.88	1.78	0.47	21
14.39	9.07	17.5	1.36	0.83	1.77	0.42	19

14.89	11.32	62.0	0.68	1.50	0.91	1.27	7
13.72	5.51	61.3	0.91	1.38	0.91	1.38	9
13.52	(1.93)	57.0	1.15	1.28	1.49	0.94	81
14.00	4.58	58.3	1.17	1.09	1.58	0.68	21
14.40	9.21	45.2	1.16	1.03	1.57	0.62	19

14.97	11.43	3.2	0.61	1.55	0.61	1.55	7
13.79	5.79	3.5	0.61	1.67	0.61	1.67	9
13.59	(1.66)	3.3	0.85	1.55	1.19	1.21	81
14.07	4.88	4.4	0.87	1.40	1.28	0.99	21
14.46	9.58	2.9	0.87	1.34	1.27	0.94	19

See accompanying notes to financial statements.	217

STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions

	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2017	$14.57	$0.25	$2.00	$2.25	$(0.26)	$(0.13)	$(0.39)
Year ended 12/31/2016	14.20	0.21	0.74	0.95	(0.29)	(0.29)	(0.58)
Year ended 12/31/2015	14.73	0.23	(0.52)	(0.29)	(0.17)	(0.07)	(0.24)
Year ended 12/31/2014	15.27	0.19	0.57	0.76	(0.17)	(1.13)	(1.30)
Year ended 12/31/2013	14.22	0.20	1.70	1.90	(0.21)	(0.64)	(0.85)
Class B Shares
Year ended 12/31/2017	14.52	0.24	2.00	2.24	(0.25)	(0.13)	(0.38)
Year ended 12/31/2016	14.15	0.19	0.73	0.92	(0.26)	(0.29)	(0.55)
Year ended 12/31/2015	14.66	0.13	(0.51)	(0.38)	(0.06)	(0.07)	(0.13)
Year ended 12/31/2014	15.20	0.08	0.56	0.64	(0.05)	(1.13)	(1.18)
Year ended 12/31/2013	14.16	0.09	1.69	1.78	(0.10)	(0.64)	(0.74)
Premier Shares (g)
Year ended 12/31/2017	14.58	0.27	2.00	2.27	(0.28)	(0.13)	(0.41)
Year ended 12/31/2016	14.23	0.29	0.67	0.96	(0.32)	(0.29)	(0.61)
Year ended 12/31/2015	14.76	0.22	(0.52)	(0.30)	(0.16)	(0.07)	(0.23)
Year ended 12/31/2014	15.29	0.19	0.58	0.77	(0.17)	(1.13)	(1.30)
Year ended 12/31/2013	14.23	0.20	1.70	1.90	(0.20)	(0.64)	(0.84)
Legacy Class B Shares
Year ended 12/31/2017	14.67	0.22	2.03	2.25	(0.23)	(0.13)	(0.36)
Year ended 12/31/2016	14.28	0.16	0.73	0.89	(0.21)	(0.29)	(0.50)
Year ended 12/31/2015	14.79	0.15	(0.51)	(0.36)	(0.08)	(0.07)	(0.15)
Year ended 12/31/2014	15.30	0.12	0.58	0.70	(0.08)	(1.13)	(1.21)
Year ended 12/31/2013	14.21	0.12	1.72	1.84	(0.11)	(0.64)	(0.75)
Institutional Shares
Year ended 12/31/2017	14.67	0.27	2.01	2.28	(0.28)	(0.13)	(0.41)
Year ended 12/31/2016	14.30	0.27	0.72	0.99	(0.33)	(0.29)	(0.62)
Year ended 12/31/2015	14.83	0.26	(0.52)	(0.26)	(0.20)	(0.07)	(0.27)
Year ended 12/31/2014	15.36	0.23	0.58	0.81	(0.21)	(1.13)	(1.34)
Year ended 12/31/2013	14.29	0.24	1.71	1.95	(0.24)	(0.64)	(0.88)
Class R-1 Shares
Year ended 12/31/2017	14.48	0.23	1.99	2.22	(0.24)	(0.13)	(0.37)
Year ended 12/31/2016	14.13	0.19	0.70	0.89	(0.25)	(0.29)	(0.54)
Year ended 12/31/2015	14.66	0.18	(0.52)	(0.34)	(0.12)	(0.07)	(0.19)
Year ended 12/31/2014	15.20	0.14	0.56	0.70	(0.11)	(1.13)	(1.24)
Year ended 12/31/2013	14.16	0.15	1.69	1.84	(0.16)	(0.64)	(0.80)
Class R-2 Shares
Year ended 12/31/2017	14.53	0.24	1.99	2.23	(0.25)	(0.13)	(0.38)
Year ended 12/31/2016	14.18	0.22	0.70	0.92	(0.28)	(0.29)	(0.57)
Year ended 12/31/2015	14.71	0.21	(0.52)	(0.31)	(0.15)	(0.07)	(0.22)
Year ended 12/31/2014	15.26	0.17	0.57	0.74	(0.16)	(1.13)	(1.29)
Year ended 12/31/2013	14.20	0.17	1.71	1.88	(0.18)	(0.64)	(0.82)
Class R-3 Shares
Year ended 12/31/2017	14.68	0.26	2.01	2.27	(0.27)	(0.13)	(0.40)
Year ended 12/31/2016	14.31	0.27	0.72	0.99	(0.33)	(0.29)	(0.62)
Year ended 12/31/2015	14.84	0.24	(0.52)	(0.28)	(0.18)	(0.07)	(0.25)
Year ended 12/31/2014	15.37	0.22	0.58	0.80	(0.20)	(1.13)	(1.33)
Year ended 12/31/2013	14.29	0.22	1.72	1.94	(0.22)	(0.64)	(0.86)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Through October 30, 2015, net amounts and ratios reflected the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock Master Portfolio, Total International ex U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Large Cap Index Master Portfolio (collectively the “Underlying Master Portfolios”); but did not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invested.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of expense reduction changes.

(e)	Effective October 31, 2015, expense ratios relate to the Fund only and do not reflect acquired fund fees and expenses.

(f)	The 2015 portfolio turnover rate reflects the period from November 2, 2015 to December 31, 2015 and excludes in-kind contribution of portfolio securities received after the close of business on October 30, 2015. Through October 30, 2015, the LifePath 2030 Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2015 to October 30, 2015 was 15%.

(g)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

218	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate (f)
			Expenses (b) (d) (e)	Net investment income (loss) (b)	Expenses (b) (e)	Net investment income (loss) (b)

$16.43	15.47%	$1,059.2	0.61%	1.61%	0.80%	1.42%	6%
14.57	6.65	1,011.2	0.79	1.46	0.79	1.46	7
14.20	(1.99)	1,323.7	1.00	1.52	1.36	1.16	81
14.73	4.90	1,153.7	1.02	1.22	1.47	0.77	33
15.27	13.40	927.4	1.02	1.34	1.45	0.91	22

16.38	15.43	26.5	0.66	1.51	1.00	1.17	6
14.52	6.46	29.7	0.99	1.34	0.99	1.34	7
14.15	(2.60)	35.3	1.59	0.86	1.96	0.49	81
14.66	4.21	42.8	1.72	0.51	2.17	0.06	33
15.20	12.58	41.8	1.73	0.62	2.16	0.19	22

16.44	15.59	964.8	0.50	1.74	0.70	1.54	6
14.58	6.75	820.7	0.71	2.00	0.71	2.00	7
14.23	(2.03)	347.7	1.00	1.48	1.37	1.11	81
14.76	4.98	362.1	1.02	1.21	1.47	0.76	33
15.29	13.34	341.8	1.03	1.31	1.46	0.88	22

16.56	15.36	9.0	0.72	1.40	1.20	0.92	6
14.67	6.25	11.7	1.19	1.11	1.19	1.11	7
14.28	(2.43)	15.6	1.41	1.03	1.78	0.66	81
14.79	4.54	21.6	1.42	0.80	1.87	0.35	33
15.30	12.91	30.5	1.43	0.82	1.86	0.39	22

16.54	15.51	296.0	0.54	1.69	0.55	1.68	6
14.67	6.94	253.5	0.54	1.87	0.54	1.87	7
14.30	(1.76)	230.7	0.75	1.75	1.11	1.39	81
14.83	5.23	221.5	0.77	1.47	1.22	1.02	33
15.36	13.63	191.9	0.78	1.57	1.21	1.14	22

16.33	15.32	33.0	0.74	1.44	1.12	1.06	6
14.48	6.29	34.3	1.11	1.29	1.11	1.29	7
14.13	(2.30)	31.4	1.32	1.20	1.68	0.84	81
14.66	4.59	25.8	1.34	0.89	1.79	0.44	33
15.20	12.99	24.9	1.34	1.01	1.77	0.58	22

16.38	15.37	80.2	0.68	1.56	0.92	1.32	6
14.53	6.50	69.9	0.91	1.52	0.91	1.52	7
14.18	(2.11)	59.2	1.12	1.40	1.48	1.04	81
14.71	4.79	52.3	1.14	1.10	1.59	0.65	33
15.26	13.23	41.7	1.15	1.15	1.58	0.72	22

16.55	15.44	5.2	0.62	1.63	0.62	1.63	6
14.68	6.90	4.4	0.61	1.87	0.61	1.87	7
14.31	(1.88)	3.4	0.83	1.62	1.19	1.26	81
14.84	5.15	4.4	0.84	1.40	1.29	0.95	33
15.37	13.56	3.7	0.85	1.47	1.28	1.04	22

See accompanying notes to financial statements.	219

STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions

	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2017	$15.21	$0.27	$2.60	$2.87	$(0.28)	$(0.10)	$(0.38)
Year ended 12/31/2016	14.68	0.25	0.85	1.10	(0.29)	(0.28)	(0.57)
Year ended 12/31/2015	15.31	0.24	(0.58)	(0.34)	(0.21)	(0.08)	(0.29)
Year ended 12/31/2014	15.99	0.20	0.62	0.82	(0.18)	(1.32)	(1.50)
Year ended 12/31/2013	14.46	0.23	2.18	2.41	(0.23)	(0.65)	(0.88)
Class B Shares
Year ended 12/31/2017	15.16	0.25	2.61	2.86	(0.27)	(0.10)	(0.37)
Year ended 12/31/2016	14.62	0.21	0.85	1.06	(0.24)	(0.28)	(0.52)
Year ended 12/31/2015	15.22	0.14	(0.56)	(0.42)	(0.10)	(0.08)	(0.18)
Year ended 12/31/2014	15.90	0.08	0.62	0.70	(0.06)	(1.32)	(1.38)
Year ended 12/31/2013	14.40	0.11	2.16	2.27	(0.12)	(0.65)	(0.77)
Premier Shares (g)
Year ended 12/31/2017	15.27	0.30	2.61	2.91	(0.30)	(0.10)	(0.40)
Year ended 12/31/2016	14.74	0.29	0.83	1.12	(0.31)	(0.28)	(0.59)
Year ended 12/31/2015	15.36	0.24	(0.57)	(0.33)	(0.21)	(0.08)	(0.29)
Year ended 12/31/2014	16.03	0.20	0.63	0.83	(0.18)	(1.32)	(1.50)
Year ended 12/31/2013	14.50	0.22	2.18	2.40	(0.22)	(0.65)	(0.87)
Legacy Class B Shares
Year ended 12/31/2017	15.36	0.23	2.67	2.90	(0.25)	(0.10)	(0.35)
Year ended 12/31/2016	14.80	0.18	0.86	1.04	(0.20)	(0.28)	(0.48)
Year ended 12/31/2015	15.41	0.17	(0.58)	(0.41)	(0.12)	(0.08)	(0.20)
Year ended 12/31/2014	16.05	0.13	0.64	0.77	(0.09)	(1.32)	(1.41)
Year ended 12/31/2013	14.50	0.14	2.20	2.34	(0.14)	(0.65)	(0.79)
Institutional Shares
Year ended 12/31/2017	15.35	0.29	2.63	2.92	(0.30)	(0.10)	(0.40)
Year ended 12/31/2016	14.81	0.30	0.85	1.15	(0.33)	(0.28)	(0.61)
Year ended 12/31/2015	15.44	0.28	(0.59)	(0.31)	(0.24)	(0.08)	(0.32)
Year ended 12/31/2014	16.11	0.24	0.63	0.87	(0.22)	(1.32)	(1.54)
Year ended 12/31/2013	14.56	0.27	2.19	2.46	(0.26)	(0.65)	(0.91)
Class R-1 Shares
Year ended 12/31/2017	15.14	0.25	2.60	2.85	(0.26)	(0.10)	(0.36)
Year ended 12/31/2016	14.61	0.20	0.84	1.04	(0.23)	(0.28)	(0.51)
Year ended 12/31/2015	15.25	0.20	(0.59)	(0.39)	(0.17)	(0.08)	(0.25)
Year ended 12/31/2014	15.92	0.15	0.62	0.77	(0.12)	(1.32)	(1.44)
Year ended 12/31/2013	14.41	0.17	2.17	2.34	(0.18)	(0.65)	(0.83)
Class R-2 Shares
Year ended 12/31/2017	15.19	0.26	2.60	2.86	(0.27)	(0.10)	(0.37)
Year ended 12/31/2016	14.68	0.25	0.82	1.07	(0.28)	(0.28)	(0.56)
Year ended 12/31/2015	15.30	0.22	(0.57)	(0.35)	(0.19)	(0.08)	(0.27)
Year ended 12/31/2014	15.99	0.18	0.62	0.80	(0.17)	(1.32)	(1.49)
Year ended 12/31/2013	14.46	0.20	2.18	2.38	(0.20)	(0.65)	(0.85)
Class R-3 Shares
Year ended 12/31/2017	15.52	0.28	2.65	2.93	(0.28)	(0.10)	(0.38)
Year ended 12/31/2016	14.97	0.30	0.85	1.15	(0.32)	(0.28)	(0.60)
Year ended 12/31/2015	15.60	0.28	(0.59)	(0.31)	(0.24)	(0.08)	(0.32)
Year ended 12/31/2014	16.26	0.24	0.63	0.87	(0.21)	(1.32)	(1.53)
Year ended 12/31/2013	14.70	0.25	2.21	2.46	(0.25)	(0.65)	(0.90)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Through October 30, 2015, net amounts and ratios reflected the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock Master Portfolio, Total International ex U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Large Cap Index Master Portfolio (collectively the “Underlying Master Portfolios”); but did not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invested.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of expense reduction changes.

(e)	Effective October 31, 2015, expense ratios relate to the Fund only and do not reflect acquired fund fees and expenses.

(f)	The 2015 portfolio turnover rate reflects the period from November 2, 2015 to December 31, 2015 and excludes in-kind contribution of portfolio securities received after the close of business on October 30, 2015. Through October 30, 2015, the LifePath 2040 Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2015 to October 30, 2015 was 13%.

(g)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

220	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate (f)
			Expenses (b) (d) (e)	Net investment income (loss) (b)	Expenses (b) (e)	Net investment income (loss) (b)

$17.70	18.92%	$914.4	0.60%	1.65%	0.79%	1.46%	6%
15.21	7.47	827.8	0.80	1.68	0.80	1.68	6
14.68	(2.21)	816.4	0.98	1.58	1.36	1.20	80
15.31	5.12	719.1	1.01	1.23	1.47	0.77	42
15.99	16.65	579.2	1.01	1.47	1.46	1.02	26

17.65	18.89	27.7	0.66	1.52	0.99	1.19	6
15.16	7.29	30.3	1.00	1.42	1.00	1.42	6
14.62	(2.76)	36.4	1.57	0.91	1.96	0.52	80
15.22	4.38	44.1	1.71	0.52	2.17	0.06	42
15.90	15.75	41.7	1.72	0.73	2.17	0.28	26

17.78	19.12	484.2	0.50	1.79	0.69	1.60	6
15.27	7.58	375.9	0.72	1.93	0.72	1.93	6
14.74	(2.18)	258.8	0.99	1.54	1.37	1.16	80
15.36	5.13	264.3	1.01	1.22	1.47	0.76	42
16.03	16.56	249.1	1.02	1.43	1.47	0.98	26

17.91	18.91	9.0	0.72	1.40	1.19	0.93	6
15.36	7.04	11.6	1.20	1.18	1.20	1.18	6
14.80	(2.64)	15.2	1.39	1.07	1.78	0.68	80
15.41	4.76	20.4	1.41	0.80	1.87	0.34	42
16.05	16.09	28.1	1.42	0.93	1.87	0.48	26

17.87	19.02	385.4	0.54	1.73	0.54	1.73	6
15.35	7.75	319.8	0.54	1.98	0.54	1.98	6
14.81	(1.98)	282.3	0.73	1.81	1.11	1.43	80
15.44	5.37	265.5	0.76	1.48	1.22	1.02	42
16.11	16.90	221.4	0.77	1.69	1.22	1.24	26

17.63	18.85	26.7	0.73	1.49	1.11	1.11	6
15.14	7.14	25.2	1.11	1.33	1.11	1.33	6
14.61	(2.55)	24.0	1.30	1.29	1.68	0.91	80
15.25	4.79	18.5	1.33	0.90	1.79	0.44	42
15.92	16.27	18.4	1.34	1.11	1.79	0.66	26

17.68	18.93	64.5	0.68	1.58	0.91	1.35	6
15.19	7.29	56.5	0.91	1.66	0.91	1.66	6
14.68	(2.27)	45.9	1.10	1.44	1.48	1.06	80
15.30	4.96	43.9	1.13	1.12	1.59	0.66	42
15.99	16.48	33.9	1.14	1.28	1.58	0.84	26

18.07	18.93	7.8	0.61	1.66	0.61	1.66	6
15.52	7.68	6.4	0.61	1.96	0.61	1.96	6
14.97	(2.02)	5.0	0.80	1.76	1.18	1.38	80
15.60	5.32	4.3	0.83	1.41	1.29	0.95	42
16.26	16.71	3.5	0.84	1.61	1.29	1.16	26

See accompanying notes to financial statements.	221

STATE FARM MUTUAL FUND TRUST LIFEPATH 2050 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions

	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2017	$10.49	$0.19	$1.95	$2.14	$(0.20)	$(0.03)	$(0.23)
Year ended 12/31/2016	10.06	0.17	0.62	0.79	(0.20)	(0.16)	(0.36)
Year ended 12/31/2015	10.46	0.16	(0.40)	(0.24)	(0.12)	(0.04)	(0.16)
Year ended 12/31/2014	10.79	0.13	0.46	0.59	(0.12)	(0.80)	(0.92)
Year ended 12/31/2013	9.63	0.17	1.69	1.86	(0.15)	(0.55)	(0.70)
Premier Shares
Year ended 12/31/2017	10.46	0.21	1.94	2.15	(0.21)	(0.03)	(0.24)
Period ended 12/31/2016 (g)	10.20	0.18	0.47	0.65	(0.23)	(0.16)	(0.39)
Class R-1 Shares
Year ended 12/31/2017	10.51	0.18	1.94	2.12	(0.18)	(0.03)	(0.21)
Year ended 12/31/2016	10.09	0.15	0.60	0.75	(0.17)	(0.16)	(0.33)
Year ended 12/31/2015	10.49	0.13	(0.40)	(0.27)	(0.09)	(0.04)	(0.13)
Year ended 12/31/2014	10.83	0.10	0.44	0.54	(0.08)	(0.80)	(0.88)
Year ended 12/31/2013	9.66	0.13	1.70	1.83	(0.11)	(0.55)	(0.66)
Class R-2 Shares
Year ended 12/31/2017	10.52	0.18	1.95	2.13	(0.19)	(0.03)	(0.22)
Year ended 12/31/2016	10.10	0.17	0.60	0.77	(0.19)	(0.16)	(0.35)
Year ended 12/31/2015	10.50	0.15	(0.40)	(0.25)	(0.11)	(0.04)	(0.15)
Year ended 12/31/2014	10.84	0.12	0.45	0.57	(0.11)	(0.80)	(0.91)
Year ended 12/31/2013	9.66	0.14	1.71	1.85	(0.12)	(0.55)	(0.67)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Through October 30, 2015, net amounts and ratios reflected the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock Master Portfolio, Total International ex U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Large Cap Index Master Portfolio (collectively the “Underlying Master Portfolios”); but did not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invested.

(c)	Total return does not reflect the effect of sales charge for Class A and Premier shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of expense reduction changes.

(e)	Effective October 31, 2015, expense ratios relate to the Fund only and do not reflect acquired fund fees and expenses.

(f)	The 2015 portfolio turnover rate reflects the period from November 2, 2015 to December 31, 2015 and excludes in-kind contribution of portfolio securities received after the close of business on October 30, 2015. Through October 30, 2015, the LifePath 2050 Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2015 to October 30, 2015 was 26%.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 16, 2016.

222	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate (f)
			Expenses (b) (d) (e)	Net investment income (loss) (b)	Expenses (b) (e)	Net investment income (loss) (b)

$12.40	20.39%	$316.8	0.63%	1.65%	0.83%	1.45%	6%
10.49	7.80	272.8	0.82	1.61	0.82	1.61	5
10.06	(2.35)	296.4	1.01	1.57	1.44	1.14	81
10.46	5.40	239.4	1.04	1.20	1.53	0.71	48
10.79	19.34	170.7	1.08	1.60	1.56	1.12	28

12.37	20.58	118.8	0.53	1.78	0.73	1.58	6
10.46	6.32	90.4	0.43	1.75	0.43	1.75	5

12.42	20.21	11.5	0.76	1.52	1.15	1.13	6
10.51	7.45	9.9	1.13	1.47	1.13	1.47	5
10.09	(2.61)	7.3	1.33	1.26	1.76	0.83	81
10.49	4.94	5.5	1.36	0.87	1.85	0.38	48
10.83	19.02	4.6	1.40	1.26	1.88	0.78	28

12.43	20.24	20.7	0.71	1.56	0.95	1.32	6
10.52	7.62	17.8	0.94	1.65	0.94	1.65	5
10.10	(2.43)	14.6	1.13	1.47	1.56	1.04	81
10.50	5.20	11.5	1.16	1.08	1.65	0.59	48
10.84	19.21	7.5	1.21	1.32	1.68	0.85	28

See accompanying notes to financial statements.	223

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the State Farm Mutual Fund Trust and Shareholders of the State Farm Equity Fund, State Farm Small/Mid Cap Equity Fund, State Farm International Equity Fund, State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund, State Farm International Index Fund, State Farm Equity and Bond Fund, State Farm Bond Fund, State Farm Tax Advantaged Bond Fund, State Farm Money Market Fund, State Farm LifePath Retirement Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund and State Farm LifePath 2050 Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the State Farm Equity Fund, State Farm Small/Mid Cap Equity Fund, State Farm International Equity Fund, State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund, State Farm International Index Fund, State Farm Equity and Bond Fund, State Farm Bond Fund, State Farm Tax Advantaged Bond Fund, State Farm Money Market Fund, State Farm LifePath Retirement Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund and State Farm LifePath 2050 Fund (fifteen funds comprising the State Farm Mutual Fund Trust, hereafter referred to as the “Funds”), as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 27, 2018

We have served as the auditor of one or more investment companies in State Farm Mutual Funds investment company group since 2011.

FEDERAL INCOME TAX INFORMATION (unaudited)

The following information is provided as required by the Internal Revenue Code for dividends paid by each Fund during the year ended December 31, 2017.

Fund	Total Capital Gain Distributed	Total Qualified Dividend Income Distributed	Total Distributions Qualifying for the Dividends-Received Deduction	Total Foreign Taxes Paid	Total Foreign Source Income	Total Exempt Interest Distributed
Equity Fund	$32,212,654	$9,697,752	$9,305,817	—	—	—
Small Mid/Cap Equity Fund	24,830,969	3,381,028	2,975,326	—	—	—
International Equity Fund	3,375,841	704,152	318,844	210,768	2,242,954	—
S&P 500 Index Fund	11,078,105	27,376,697	26,871,960	—	—	—
Small Cap Index Fund	25,638,233	4,960,811	4,853,758	—	—	—
International Index Fund	—	7,227,680	—	698,294	8,957,331	—
Equity and Bond Fund (a)	14,446,341	1,180,541	1,135,463	—	—	—
Bond Fund	2,102,349	—	—	—	—	—
Tax Advantaged Bond Fund	—	—	—	—	—	13,343,737
Money Market Fund	—	—	—	—	—	—
LifePath Retirement Fund	—	9,116,601	5,689,282	328,144	3,410,072	—
LifePath 2020 Fund	21,603,126	16,930,771	10,260,283	719,130	7,462,758	—
LifePath 2030 Fund	18,761,563	26,825,242	15,349,902	1,266,202	13,201,787	—
LifePath 2040 Fund	10,439,335	25,611,621	14,171,035	1,270,160	13,272,117	—
LifePath 2050 Fund	713,841	6,701,740	3,593,072	347,177	3,634,361	—

(a) Amounts include earnings and profits distributed to shareholders on redemption.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. Individual shareholders should refer to their Form 1099 to determine the amounts to be included on their federal income tax return.

Management Information – State Farm Mutual Fund Trust, December 31, 2017 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Mutual Fund Trust

Name, Address, and Age	Position (s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee	Began service in 2000 and serves until successor is elected or appointed.	PRESIDENT – St. Mary’s University; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 61	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 65	Trustee	Began service in 2000 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR – Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER – Poudre River Press LLC (book publisher); CONSULTANT/PRESIDENT/OWNER – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); ADJUNCT FACULTY – Bellevue University and University of Southern Mississippi; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 66	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – MainStay Funds (83 portfolios)

Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 61	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR – Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Diane L. Wallace One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee	Began service in 2013 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – Janus Investment Funds (65 portfolios)

Management Information – State Farm Mutual Fund Trust, December 31, 2017 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Joe R. Monk, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee, President and Chairperson of the Board	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service as President and Chairperson of the Board in 2015 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER – State Farm Life Insurance Company; SENIOR VICE PRESIDENT – MUTUAL FUNDS and VICE PRESIDENT – HEALTH – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, PRESIDENT and CHAIRPERSON OF THE BOARD (since 6/2015) and SENIOR VICE PRESIDENT (3/2011 – 6/2015) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	NONE

Paul J. Smith* One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee, Senior Vice President, and Treasurer	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	EXECUTIVE VICE PRESIDENT – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE (since 1/2015), SENIOR VICE PRESIDENT, and TREASURER – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	NONE

*	Messrs. Monk and Smith are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Mutual Fund Trust, State Farm VP Management Corp., State Farm Investment Management Corp. and with the affiliates of these companies.

Management Information – State Farm Mutual Fund Trust, December 31, 2017 (unaudited)

III. Information about Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years

Lisa Stewart One State Farm Plaza Bloomington, Illinois 61710 Age 48	Vice President	Began service in December 2015 and serves until removed.	VICE PRESIDENT – LIFE/HEALTH and MUTUAL FUNDS (since 10/2015), VICE PRESIDENT – AGENCY (1/2014 – 10/2015), VICE PRESIDENT AGENCY – CUSTOMER CARE CENTER (1/2013 – 1/2014) and VICE PRESIDENT OPERATIONS – ENTERPRISE SERVICES (9/2011 – 1/2013) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 12/2015) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT (since 12/2015) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

Mark D. Mikel Three State Farm Plaza Bloomington, Illinois 61791 Age 47	Vice President and Secretary	Began service in December 2012 and serves until removed.	ASSISTANT VICE PRESIDENT – MUTUAL FUNDS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 3/2013) and ASSISTANT SECRETARY-TREASURER (12/2007 – 3/2013) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 58	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary– Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER – State Farm Variable Product Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER, TREASURER (since 3/2016), and ASSISTANT SECRETARY-TREASURER (3/2001 – 3/2016) – State Farm Investment Management Corp.; TREASURER (since 3/2016) and ASSISTANT SECRETARY-TREASURER (3/2001 – 3/2016) – State Farm VP Management Corp.

Joseph P. Young One State Farm Plaza Bloomington, Illinois 61710 Age 54	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-4930 to request a copy of the SAI.

P.O. Box 219548
Kansas City, MO 64121-9548

U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1275

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

2-2018

120-6345 a.17-CH

AP2018/02/9813

Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-4930.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in paragraph (d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees
Billed to registrant for fiscal year ending December 31, 2017: $527,670
Billed to registrant for fiscal year ending December 31, 2016: $516,505

The audit fees for December 31, 2017 are based on amounts billed and estimated amounts expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees
Billed to registrant in fiscal year ending December 31, 2017: $0
Billed to registrant in fiscal year ending December 31, 2016: $0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
Billed in fiscal year ending December 31, 2017: $0
Billed in fiscal year ending December 31, 2016: $0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees
Billed to registrant in fiscal year ending December 31, 2017: $85,000
Billed to registrant in fiscal year ending December 31, 2016: $150,670

The nature of the services comprising the fees disclosed under this category:

For each fiscal year, the nature of the tax services includes fees for:

•	reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code;

•	reviewing the registrant’s tax returns (federal, state, and excise) and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant; and

•	amounts billed by the registrant’s independent principal accountant for assisting with changing the registrant’s State Farm Tax Advantaged Bond Fund’s series tax accounting calculation, which were paid by the registrant’s investment adviser, State Farm Investment Management Corp.

For the fiscal years ending December 31, 2016, the nature of the tax services includes fees for consulting services provided to the registrant regarding changes in the organizational structure of the State Farm LifePath Funds.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed in fiscal year ending December 31, 2017:     $0

Billed in fiscal year ending December 31, 2016:     $0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant in for fiscal year ending December 31, 2017:     $0

Billed to registrant in fiscal year ending December 31, 2016:          $0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed in fiscal year ending December 31, 2017:     $0

Billed in fiscal year ending December 31, 2016:     $0

The nature of the services comprising the fees disclosed under this category: not applicable

(e)(1)	The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

-	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

-	the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval provided the amount in question does not exceed $10,000. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2017:	not applicable	0%	not applicable
Fiscal year ending December 31, 2016:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2017:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2016:	not applicable	not applicable	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2017:     $85,000

Fiscal year ending December 31, 2016:     $150,670

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2017:     $0

Fiscal year ending December 31, 2016:     $0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2017:     $0

Fiscal year ending December 31, 2016:     $0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Mutual Fund Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Mutual Fund Trust

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date	February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date	February 28, 2018

By	/s/ Paul J. Smith
Paul J. Smith
Senior Vice President and Treasurer

Date	February 28, 2018